Execution

================================================================================


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    Depositor

                                       and

                      GMAC COMMERCIAL MORTGAGE CORPORATION
                                 Master Servicer

                                       and

                      GMAC COMMERCIAL MORTGAGE CORPORATION
                                Special Servicer

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                     Trustee

                         POOLING AND SERVICING AGREEMENT

                            Dated as of March 1, 1998

                       Mortgage Pass-Through Certificates

                               Series 1998-C1-CTL


================================================================================

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
                              ARTICLE I DEFINITIONS

SECTION 1.01. Defined Terms................................................    2
   Accrued Certificate Interest............................................    3
   Accrued Component Interest..............................................    3
   Acquisition Date........................................................    3
   Additional Information..................................................    3
   Additional Right........................................................    3
   Additional Trust Fund Expense...........................................    3
   Advance.................................................................    4
   Adverse REMIC Event.....................................................    4
   Affiliate...............................................................    4
   Agreement...............................................................    4
   Appraisal...............................................................    4
   Appraisal Reduction Amount..............................................    4
   Appraised Value.........................................................    4
   Assignment of Leases....................................................    5
   Assumed Scheduled Payment...............................................    5
   Authenticating Agent....................................................    5
   Available Distribution Amount...........................................    5
   Balloon Mortgage Loan...................................................    6
   Balloon Payment.........................................................    6
   Bankruptcy Code.........................................................    6
   Book-Entry Certificate..................................................    6
   Breach..................................................................    6
   Business Day............................................................    6
   Capitalized Interest Payment............................................    6
   CERCLA..................................................................    6
   Certificate.............................................................    6
   Certificate Account.....................................................    6
   Certificate Factor......................................................    7
   Certificate Notional Amount.............................................    7
   Certificate Owner.......................................................    7
   Certificate Principal Balance...........................................    7
   Certificate Register....................................................    7
   Certificate Registrar...................................................    7
   Certificateholder.......................................................    7
   Class...................................................................    8
   Class A-PO Certificate..................................................    8
   Class A-PO Fraction.....................................................    8

   Class A-PO Principal Distribution Amount................................    8
   Class A-1 Certificate...................................................    8
   Class A-2 Certificate...................................................    8
   Class A-3 Certificate...................................................    8
   Class B Certificate.....................................................    8
   Class C Certificate.....................................................    9
   Class D Certificate.....................................................    9
   Class E Certificate.....................................................    9
   Class F Certificate.....................................................    9
   Class G Certificate.....................................................    9
   Class H Certificate.....................................................    9
   Class IO Certificate....................................................    9
   Class J Certificate.....................................................    9
   Class K Certificate.....................................................    9
   Class Prepayment Percentage.............................................   10
   Class Principal Balance.................................................   10
   Class R-I Certificate...................................................   10
   Class R-II Certificate..................................................   10
   Class R-III Certificate.................................................   10
   Closing Date............................................................   10
   Code....................................................................   10
   Collection Period.......................................................   10
   Component...............................................................   11
   Component Notional Amount...............................................   11
   Construction Loan.......................................................   11
   Construction Loan Default Date..........................................   11
   Construction Reserves...................................................   11
   Controlling Class.......................................................   11
   Corporate Trust Office..................................................   11
   Corrected Mortgage Loan.................................................   11
   Credit Lease............................................................   11
   CSSA Loan File Report...................................................   12
   Custodian...............................................................   12
   Cut-off Date............................................................   12
   Cut-off Date Balance....................................................   12
   DCR.....................................................................   12
   Deemed Due Date.........................................................   12
   Defaulted Mortgage Loan.................................................   12
   Defeasance Collateral...................................................   12
   Defeasance Loan.........................................................   13
   Definitive Certificate..................................................   13
   Delinquent Loan Status Report...........................................   13
   Depositor...............................................................   13
   Depository..............................................................   13
   Depository Participant..................................................   13

   Determination Date......................................................   13
   Directly Operate........................................................   13
   Discount Mortgage Loan..................................................   14
   Disqualified Organization...............................................   14
   Distributable Certificate Interest......................................   14
   Distribution Account....................................................   14
   Distribution Date.......................................................   14
   Distribution Date Statement.............................................   14
   Document Defect.........................................................   15
   Double Net Lease........................................................   15
   Due Date................................................................   15
   Eligible Account........................................................   15
   Encumbered Mortgage Loan................................................   15
   Environmental Assessment................................................   16
   ERISA...................................................................   16
   Escrow Payment..........................................................   16
   Event of Default........................................................   16
   Exchange Act............................................................   16
   FDIC....................................................................   16
   FHLMC...................................................................   16
   Final Recovery Determination............................................   16
   Fleet Letter of Credit..................................................   16
   FNMA....................................................................   16
   Guarantor...............................................................   16
   Guaranty................................................................   17
   Hazardous Materials.....................................................   17
   Historical Loan Modification Report.....................................   17
   Historical Loss Estimate Report.........................................   17
   Holder..................................................................   17
   HUD-Approved Servicer...................................................   17
   Impound Reserve.........................................................   17
   Independent.............................................................   17
   Independent Appraiser...................................................   18
   Independent Contractor..................................................   18
   Initial Quarterly Interest Reserve Deposit..............................   18
   Insurance Policy........................................................   18
   Insurance Proceeds......................................................   18
   Insured Balloon Loan....................................................   19
   Insured Event...........................................................   19
   Interested Person.......................................................   19
   Investment Account......................................................   19
   Issue Price.............................................................   19
   Late Collections........................................................   19
   Lease Enhancement Policy................................................   19
   Lease Enhancement Policy Issuer.........................................   19

   Liquidation Event.......................................................   20
   Liquidation Proceeds....................................................   20
   Loan Payoff Notification Report.........................................   20
   Maintenance Right.......................................................   20
   Majority Subordinate Certificateholder..................................   20
   Master Servicer.........................................................   21
   Master Servicing Fee....................................................   21
   Master Servicing Fee Rate...............................................   21
   Merrill Lynch...........................................................   21
   Monthly Payment.........................................................   21
   Moody's.................................................................   21
   Mortgage................................................................   21
   Mortgage File...........................................................   21
   Mortgage Loan...........................................................   23
   Mortgage Loan Purchase Agreement........................................   23
   Mortgage Loan Schedule..................................................   23
   Mortgage Loan Seller....................................................   24
   Mortgage Note...........................................................   24
   Mortgage Pool...........................................................   24
   Mortgage Rate...........................................................   24
   Mortgaged Property......................................................   25
   Mortgagor...............................................................   25
   Net Aggregate Prepayment Interest Shortfall.............................   25
   Net Investment Earnings.................................................   25
   Net Investment Loss.....................................................   25
   Net Mortgage Rate.......................................................   25
   New Lease...............................................................   26
   Non-Discount Mortgage Loan..............................................   26
   Nonrecoverable Advance..................................................   26
   Nonrecoverable P&I Advance..............................................   26
   Nonrecoverable Protective Advance.......................................   26
   Nonrecoverable Servicing Advance........................................   26
   Non-Registered Certificate..............................................   26
   Non-United States Person................................................   26
   Officers' Certificate...................................................   26
   Opinion of Counsel......................................................   27
   Original Component Notional Amount......................................   27
   Original Class Principal Balance........................................   27
   OTS.....................................................................   27
   Ownership Interest......................................................   27
   Pass-Through Rate.......................................................   27
   Paying Agent............................................................   27
   Percentage Interest.....................................................   28
   Percentage Premium......................................................   28
   Periodic Payment........................................................   28

   Permitted Investments...................................................   28
   Permitted Transferee....................................................   30
   Person..................................................................   30
   Phase I Environmental Assessment........................................   30
   P&I Advance.............................................................   30
   P&I Advance Date........................................................   30
   Plan....................................................................   30
   Plurality Residual Certificateholder....................................   30
   Policy Termination Event................................................   30
   Prepayment Assumption...................................................   30
   Prepayment Interest Excess..............................................   30
   Prepayment Interest Shortfall...........................................   31
   Prepayment Premium......................................................   31
   Primary Servicing Office................................................   31
   Prime Rate..............................................................   31
   Principal Distribution Amount...........................................   31
   Principal Prepayment....................................................   32
   Prospectus..............................................................   33
   Prospectus Supplement...................................................   33
   Protective Advances.....................................................   33
   Protective Advance Rate.................................................   33
   Public Rating Report....................................................   33
   Purchase Price..........................................................   33
   Qualified Insurer.......................................................   33
   Quarterly Interest Reserve Account......................................   34
   Quarterly Pay Interest Deposit..........................................   34
   Quarterly Pay Loan......................................................   34
   Quarterly Pay Loan Interest Excess......................................   34
   Quarterly Payment.......................................................   34
   Rated Final Distribution Date...........................................   35
   Rating Agency...........................................................   35
   Realized Loss...........................................................   35
   Record Date.............................................................   35
   Recovery Fee............................................................   35
   Registered Certificate..................................................   36
   Regular Certificate.....................................................   36
   Reimbursement Rate......................................................   36
   REMIC...................................................................   36
   REMIC I.................................................................   36
   REMIC I Discount Regular Interest.......................................   36
   REMIC I Non-Discount Regular Interest...................................   36
   REMIC I PO Regular Interest.............................................   36
   REMIC I Regular Interest................................................   36
   REMIC I Remittance Rate.................................................   37
   REMIC II................................................................   37

   REMIC II Regular Interest...............................................   37
   REMIC II Remittance Rate................................................   37
   REMIC III...............................................................   37
   REMIC III Certificate...................................................   37
   REMIC Administrator.....................................................   37
   REMIC Provisions........................................................   37
   Rents from Real Property................................................   38
   REO Account.............................................................   38
   REO Acquisition.........................................................   38
   REO Disposition.........................................................   38
   REO Extension...........................................................   38
   REO Loan................................................................   38
   REO Property............................................................   39
   REO Revenues............................................................   39
   REO Status Report.......................................................   39
   REO Tax.................................................................   39
   Request for Release.....................................................   39
   Required Appraisal......................................................   39
   Required Appraisal Mortgage Loan........................................   39
   Required Appraisal Value................................................   40
   Reserve Account.........................................................   40
   Reserve Funds...........................................................   40
   Residual Certificate....................................................   40
   Responsible Officer.....................................................   40
   RVI Policy..............................................................   40
   Scheduled Payment.......................................................   40
   Securities Act..........................................................   41
   Senior Certificate......................................................   41
   Sequential Pay Certificate..............................................   41
   Servicing Account.......................................................   41
   Servicing Advances......................................................   41
   Servicing Fee...........................................................   41
   Servicing File..........................................................   41
   Servicing Officer.......................................................   42
   Servicing Standard......................................................   42
   Servicing Transfer Event................................................   42
   Single Certificate......................................................   42
   Special Servicer........................................................   43
   Special Servicing Fee...................................................   43
   Special Servicing Fee Rate..............................................   43
   Specially Serviced Mortgage Loan........................................   43
   Standard & Poor's.......................................................   45
   Startup Day.............................................................   45
   State and Local Taxes...................................................   45
   Stated Maturity Date....................................................   46

   Stated Principal Balance................................................   46
   Subordinated Certificate................................................   46
   Sub-Servicer............................................................   46
   Sub-Servicing Agreement.................................................   46
   Tax Matters Person......................................................   46
   Tax Returns.............................................................   46
   Tenant..................................................................   47
   Transfer................................................................   47
   Transferee..............................................................   47
   Transferor..............................................................   47
   Triple Net Lease........................................................   47
   Trust Fund..............................................................   47
   Trustee.................................................................   47
   Trustee Fee.............................................................   47
   Trustee Fee Rate........................................................   47
   Trustee Liability.......................................................   47
   UCC.....................................................................   47
   UCC Financing Statement.................................................   48
   Uncertificated Accrued Interest.........................................   48
   Uncertificated Distributable Interest...................................   48
   Uncertificated Principal Balance........................................   48
   Underwriter.............................................................   49
   United States Person....................................................   49
   Voting Rights...........................................................   49
   Weighted Average Effective REMIC I Remittance Rate......................   49
   Workout Mortgage Loan...................................................   50
   Yield Maintenance Charge................................................   50

          ARTICLE II CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES; ORIGINAL ISSUANCE OF CERTIFICATES

SECTION 2.01. Conveyance of Mortgage Loans ................................   51
SECTION 2.02. Acceptance of the Trust Fund by Trustee .....................   52
SECTION 2.03. Mortgage Loan Seller's Repurchase of Mortgage Loans
                for Document Defects and Breaches of Representations
                and Warranties ............................................   53
SECTION 2.04. Representations and Warranties of Depositor .................   55
SECTION 2.05. Execution, Authentication and Delivery of Class R-I
                Certificates; Creation of REMIC I Regular Interests .......   57
SECTION 2.06. Conveyance of REMIC I Regular Interests; Acceptance
                of REMIC II by Trustee ....................................   57
SECTION 2.07. Execution, Authentication and Delivery of Class R-II
                Certificates ..............................................   57
SECTION 2.08. Conveyance of REMIC II Regular Interests; Acceptance
                of REMIC III by Trustee ...................................   57


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

SECTION 2.09. Execution, Authentication and Delivery of REMIC III
                Certificates .............................................    58

           ARTICLE III ADMINISTRATION AND SERVICING OF THE TRUST FUND

SECTION 3.01. Administration of the Mortgage Loans .......................    58
SECTION 3.02. Collection of Mortgage Loan Payments .......................    59
SECTION 3.03. Collection of Taxes, Assessments and Similar Items;
                Servicing Accounts; Reserve Accounts; Servicing
                Advances and Protective Advances .........................    61
SECTION 3.04. Certificate Account, Distribution Account and Quarterly
                Interest Reserve Account .................................    64
SECTION 3.05. Permitted Withdrawals from the Certificate Account, the Distribution Account and the Quarterly Interest
                Reserve Account ..........................................    68
SECTION 3.06. Investment of Funds in the Servicing Accounts, the
                Reserve Accounts, the Certificate Account and the
                REO Account ..............................................    72
SECTION 3.07. Maintenance of Insurance Policies; Errors and Omissions
                and Fidelity Coverage ....................................    73
SECTION 3.08. Enforcement of Alienation Clauses ..........................    76
SECTION 3.09. Realization upon Defaulted Mortgage Loans; Required
                Appraisals ...............................................    77
SECTION 3.10. Trustee and Custodian to Cooperate; Release of Mortgage
                Files ....................................................    80
SECTION 3.11. Servicing Compensation .....................................    81
SECTION 3.12. Property Inspections; Collection of Financial Statements;
                Delivery of Certain Reports ..............................    84
SECTION 3.13. Annual Statement as to Compliance ..........................    85
SECTION 3.14. Reports by Independent Public Accountants ..................    86
SECTION 3.15. Access to Certain Information ..............................    86
SECTION 3.16. Title to REO Property; REO Account .........................    89
SECTION 3.17. Management of REO Property .................................    90
SECTION 3.18. Sale of Mortgage Loans and REO Properties ..................    93
SECTION 3.19. Additional Obligations of Master Servicer ..................    95
SECTION 3.20. Modifications, Waivers, Amendments and Consents ............    97
SECTION 3.21. Transfer of Servicing Between Master Servicer and Special
                Servicer; Record Keeping .................................   100
SECTION 3.22. Sub-Servicing Agreements ...................................   101
SECTION 3.23. Representations, Warranties and Covenants of Master
                Servicer and Special Servicer ............................   103

                    ARTICLE IV PAYMENTS TO CERTIFICATEHOLDERS

SECTION 4.01. Distributions ..............................................   107
SECTION 4.02. Statements to Certificateholders; CSSA Loan File Report ....   116
SECTION 4.03. P&I Advances ...............................................   121


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SECTION 4.04. Allocation of Realized Losses and Additional Trust
                Fund Expenses ............................................   124
SECTION 4.05. Calculations ...............................................   125
SECTION 4.06. Use of Agents ..............................................   125

                           ARTICLE V THE CERTIFICATES

SECTION 5.01. The Certificates ...........................................   126
SECTION 5.02. Registration of Transfer and Exchange of Certificates ......   127
SECTION 5.03. Book-Entry Certificates ....................................   132
SECTION 5.04. Mutilated, Destroyed, Lost or Stolen Certificates ..........   133
SECTION 5.05. Persons Deemed Owners ......................................   133

     ARTICLE VI THE DEPOSITOR, THE MASTER SERVICER AND THE SPECIAL SERVICER

SECTION 6.01. Liability of Depositor, Master Servicer and Special
                Servicer .................................................   134
SECTION 6.02. Merger, Consolidation or Conversion of Depositor or
                Master Servicer or Special Servicer ......................   134
SECTION 6.03. Limitation on Liability of Depositor, Master Servicer
                and Special Servicer .....................................   135
SECTION 6.04. Resignation of Master Servicer and the Special
                Servicer; Assignment of Rights and Obligations ...........   136
SECTION 6.05. Rights of Depositor and Trustee in Respect of Master
                Servicer and the Special Servicer ........................   137
SECTION 6.06. Depositor, Master Servicer and Special Servicer to
                Cooperate with Trustee ...................................   137
SECTION 6.07. Depositor, Special Servicer and Trustee to Cooperate
                with Master Servicer .....................................   137
SECTION 6.08. Depositor, Master Servicer and Trustee to Cooperate
                with Special Servicer ....................................   137
SECTION 6.09. Designation of Special Servicer by the Controlling
                Class ....................................................   138
SECTION 6.10. Master Servicer or Special Servicer as Owner of
                a Certificate ............................................   139

                               ARTICLE VII DEFAULT

SECTION 7.01. Events of Default ..........................................   140
SECTION 7.02. Trustee to Act; Appointment of Successor ...................   143
SECTION 7.03. Notification to Certificateholders .........................   144
SECTION 7.04. Waiver of Events of Default ................................   145
SECTION 7.05. Additional Remedies of Trustee upon Event of Default .......   145

                       ARTICLE VIII CONCERNING THE TRUSTEE

SECTION 8.01. Duties of Trustee ..........................................   146
SECTION 8.02. Certain Matters Affecting Trustee ..........................   147

SECTION 8.03. Trustee Not Liable for Validity or Sufficiency
                of Certificates or Mortgage Loans ........................   148
SECTION 8.04. Trustee May Own Certificates ...............................   149
SECTION 8.05. Fees and Expenses of Trustee; Indemnification of
                Trustee ..................................................   149
SECTION 8.06. Eligibility Requirements for Trustee .......................   150
SECTION 8.07. Resignation and Removal of Trustee .........................   150
SECTION 8.08. Successor Trustee ..........................................   151
SECTION 8.09. Merger or Consolidation of Trustee .........................   152
SECTION 8.10. Appointment of Co-Trustee or Separate Trustee ..............   152
SECTION 8.11. Appointment of Custodians ..................................   153
SECTION 8.12. Appointment of Authenticating Agents .......................   154
SECTION 8.13. Appointment of Paying Agent ................................   155
SECTION 8.14. Appointment of REMIC Administrators ........................   156
SECTION 8.15. Access to Certain Information ..............................   156
SECTION 8.16. Representations, Warranties and Covenants of Trustee .......   157
SECTION 8.17. Reports to the Securities and Exchange Commission;
                Available Information ....................................   158

                             ARTICLE IX TERMINATION

SECTION 9.01. Termination upon Repurchase or Liquidation of All
                Mortgage Loans ...........................................   159
SECTION 9.02. Additional Termination Requirements ........................   165

                      ARTICLE X ADDITIONAL REMIC PROVISIONS

SECTION 10.01. REMIC Administration ......................................   166

                       ARTICLE XI MISCELLANEOUS PROVISIONS

SECTION 11.01. Amendment .................................................   170
SECTION 11.02. Recordation of Agreement; Counterparts ....................   172
SECTION 11.03. Limitation on Rights of Certificateholders ................   172
SECTION 11.04. Governing Law .............................................   173
SECTION 11.05. Notices ...................................................   173
SECTION 11.06. Severability of Provisions ................................   174
SECTION 11.07. Grant of a Security Interest ..............................   174
SECTION 11.08. Successors and Assigns; Beneficiaries .....................   174
SECTION 11.09. Article and Section Headings ..............................   175
SECTION 11.10. Notices to and from Rating Agencies .......................   175
SECTION 11.11. Complete Agreement ........................................   176



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

                                    EXHIBITS


Exhibit Description                                                   Exhibit No.                     Section Reference
-------------------                                                   -----------                     -----------------

Form of Class A-1 Certificate                                             A-1                     Section 1.01 Definition of
                                                                                                     "Class A-1 Certificate"

Form of Class A-2 Certificate                                             A-2                     Section 1.01 Definition of
                                                                                                     "Class A-2 Certificate"

Form of Class A-3 Certificate                                             A-3                     Section 1.01 Definition of
                                                                                                     "Class A-3 Certificate"

Form of Class A-PO Certificate                                            A-4                     Section 1.01 Definition of
                                                                                                     "Class A-PO Certificate"

Form of Class IO Certificate                                              A-5                     Section 1.01 Definition of
                                                                                                     "Class IO Certificate"

Form of Class B Certificate                                               A-6                     Section 1.01 Definition of
                                                                                                     "Class B Certificate"

Form of Class C Certificate                                               A-7                     Section 1.01 Definition of
                                                                                                     "Class C Certificate"

Form of Class D Certificate                                               A-8                     Section 1.01 Definition of
                                                                                                     "Class D Certificate"

Form of Class E Certificate                                               A-9                     Section 1.01 Definition of
                                                                                                     "Class E Certificate"

Form of Class F Certificate                                               A-10                    Section 1.01 Definition of
                                                                                                     "Class F Certificate"

Form of Class G Certificate                                               A-11                    Section 1.01 Definition of
                                                                                                     "Class G Certificate"

Form of Class H Certificate                                               A-12                    Section 1.01 Definition of
                                                                                                     "Class H Certificate"

Form of Class J Certificate                                               A-13                    Section 1.01 Definition of
                                                                                                     "Class J Certificate"

Form of Class K Certificate                                               A-14                    Section 1.01 Definition of
                                                                                                     "Class K Certificate"


Exhibit Description                                                   Exhibit No.                     Section Reference
-------------------                                                   -----------                     -----------------

Form of Class R-I Certificate                                             A-15                    Section 1.01 Definition of
                                                                                                     "Class R-I Certificate"

Form of Class R-II Certificate                                            A-16                    Section 1.01 Definition of
                                                                                                     "Class R-II Certificate"

Form of Class R-III Certificate                                           A-17                    Section 1.01 Definition of
                                                                                                     "Class R-III Certificate"

Mortgage Loan Schedule                                                     B                      Section 1.01 Definition of
                                                                                                     "Mortgage Loan Schedule"

Form of Schedule of Exceptions to
Mortgage File Delivery                                                     C                      Section 2.02(a)

Form of Master Servicer Request for Release                               D-1                     Section 1.01 Definition of
                                                                                                     "Request for Release";
                                                                                                  Section 2.03(b); Section
                                                                                                  3.10(a); and Section 3.10(b)

Form of Special Servicer Request for Release                              D-2                     Section 1.01 Definition of
                                                                                                     "Request for Release";
                                                                                                     Section 3.10(b)

[RESERVED]                                                                 E

Form of Transferor Certificate                                            F-1                     Section 5.02(b)

Form of Transferee Certificate for QIBs                                   F-2                     Section 5.02(b)

Form of Transferee Certificate for Non-QIBs                               F-3                     Section 5.02(b)

Form of Transferee Letter for Transfers of
Subordinated Certificates to Non-Plan Entities                             G                      Section 5.02(c)

Form of Transfer Affidavit and Agreement
regarding Class R-I, R-II and R-III Certificates                          H-1                     Section 5.02(d)(i)(B)


Exhibit Description                                                   Exhibit No.                     Section Reference
-------------------                                                   -----------                     -----------------

Form of Transferor Certificate regarding
Class R-I, R-II and R-III Certificates                                    H-2                     Section 5.02(d)(i)(D)

Form of Notice and Acknowledgment                                         I-1                     Section 6.09

Form of Acknowledgment of Proposed Special Servicer                       I-2                     Section 6.09

[Reserved]                                                                 J

Form of Schedule of Certificateholders                                     K                      Section 4.02(a)

Form of certificateholder Confirmation Certificate                         M                      Section 3.15

Form of Prospective Purchaser Certificate                                  N                      Section 3.15

Form of REO Status Report                                                  O                      Section 3.12(b) and 3.12(c)

Form of Delinquent Loan Status Report                                      Q                      Section 3.12(b) and 3.12(c)

Form of Historical Loan Modification Report                                R                      Section 3.12(b) and 3.12(c)

Form of Historical Loss Estimate Report                                    S                      Section 3.12(b) and 3.12(c)

Form of Public Rating Report                                               T                      Section 4.02(a)

Form of Lost Note Affidavit and Indemnity                                  U                      Definition of Mortgage File

Form of Loan Payoff Notification Report                                    V                      Section 3.12(b) and 3.12(c)

Form of CSSA Loan File Report                                              W                      Section 4.02(b)


Exhibit Description                                                   Exhibit No.                     Section Reference
-------------------                                                   -----------                     -----------------

Quarterly Interest Excess Schedule                                         X                      Definition of Quarterly
                                                                                                  Interest Excess

     This Pooling and Servicing Agreement (this "Agreement") is dated and effective as of March 1, 1998, among MERRILL LYNCH MORTGAGE INVESTORS, INC., as Depositor, GMAC COMMERCIAL MORTGAGE CORPORATION, as Master Servicer, GMAC COMMERCIAL MORTGAGE CORPORATION, as Special Servicer, and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee.

                             PRELIMINARY STATEMENT:

     The Depositor intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes (each, a "Class"), which in the aggregate will evidence the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be created hereunder.

     As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the Mortgage Loans and a portion of the interest payments thereon as well as certain other related assets subject to this Agreement as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." The Class R-I Certificates will represent the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions under the federal income tax law. Except as provided below, each REMIC I Regular Interest will relate to a specific Mortgage Loan. The REMIC I Regular Interests consist of (1) one REMIC I Discount Regular Interest with respect to each of the Discount Mortgage Loans with each such REMIC I Discount Regular Interest having a REMIC I Remittance Rate of 6.75% and an initial Uncertificated Principal Balance equal to the product of (a) the Cut-off Date Principal Balance of the related Discount Mortgage Loan and (b) the difference between 1.0 and the Class A-PO Fraction for such Discount Mortgage Loan, (2) a single REMIC I PO Regular Interest having a REMIC I Remittance Rate of 0% and an initial Uncertificated Principal Balance of $1,469,667, and (3) one REMIC I Non-Discount Regular Interest with respect to each Non-Discount Mortgage Loan with each such REMIC I Non-Discount Regular Interest having a REMIC I Remittance Rate equal to the unmodified Net Mortgage Rate as of the Closing Date of the Non-Discount Mortgage Loan to which such REMIC I Non-Discount Regular Interest relates and an initial Uncertificated Principal Balance equal to the Cut-Off Date Balance of the Non-Discount Mortgage Loan to which such REMIC I Non-Discount Regular Interest relates. None of the REMIC I Regular Interests will be certificated.

     As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." The Class R-II Certificates will represent the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions under federal income tax law. The REMIC II Remittance Rate with respect to each Class of the REMIC II Regular Interests will be calculated in accordance with the definition of "REMIC II Remittance Rate". The initial Uncertificated Principal Balance of each Class of the REMIC II Regular Interests will equal the Original Class Principal Balance of the corresponding Class of the REMIC III Certificates described below. None of the REMIC II Regular Interests will be certificated.

     As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC II Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC III". The Class R-III Certificates will evidence the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions under federal income tax law. For federal income tax purposes, each Class of the Regular Certificates (other than the Class IO Certificates) and each of the Components will be designated as a separate regular interest in REMIC III for purposes of the REMIC Provisions under federal income tax law.

     The following table sets forth the Class designation of the REMIC III Certificates other than the Class IO and Class R-III Certificates, the corresponding REMIC II Regular Interests, the corresponding Component and the Original Class Principal Balance for each Class of the Regular Certificates other than the Class IO Certificates.

                        Corresponding
                            Class of
Class                       REMIC II      Corresponding         Original Class
Designation            Regular Interests  IO Component        Principal Balance
-----------            -----------------  ------------        -----------------

Class A-1                      N             IO-A1                  $132,820,333
Class A-2                      O             IO-A2                  $ 82,098,000
Class A-3                      P             IO-A3                  $235,868,000
Class A-PO                     Q             Not Applicable         $  1,469,667
Class B                        R             IO-B                   $ 38,765,000
Class C                        S             IO-C                   $ 32,304,000
Class D                        T             IO-D                   $ 38,765,000
Class E                        U             IO-E                   $  9,691,000
Class F                        V             IO-F                   $ 58,147,000
Class G                        W             IO-G                   $  3,230,000
Class H                        X             IO-H                   $  4,846,000
Class J                        Y             IO-J                   $  1,615,000
Class K                        Z             IO-K                   $  6,461,530


     In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Special Servicer and the Trustee agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.01. Defined Terms.

     Whenever used in this Agreement, including in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     "Accrued Certificate Interest": With respect to any Class of Regular Certificates (other than the Class IO Certificates and Class A-PO Certificates) for any Distribution Date, one month's interest at the Pass-Through Rate applicable to such Class of Certificates, accrued on the related Class Principal Balance outstanding immediately prior to such Distribution Date and with respect to the Class IO Certificates for any Distribution Date, the sum of the Accrued Component Interest for each of its Components for such Distribution Date. Accrued Certificate Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     "Accrued Component Interest": With respect to each Component for any Distribution Date, the sum of one month's interest at the Pass-Through Rate applicable to such Component for such Distribution Date, accrued on the Component Notional Amount of such Component outstanding immediately prior to such Distribution Date. Accrued Component Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     "Acquisition Date": With respect to any REO Property, the first day on which such REO Property is considered to be acquired by the Trust Fund within the meaning of Treasury Regulations Section 1.856-6(b)(1), which is the first day on which the Trust Fund is treated as the owner of such REO Property for federal income tax purposes.

     "Additional Information": As defined in Section 4.02(a).

     "Additional Right": With respect to any Double Net Lease or Triple Net Lease, any termination or abatement rights of the related Tenant arising from a Mortgagor's default under such Double Net Lease or Triple Net Lease in performing certain obligations including, without limitation environmental remediation not caused by the related Tenant, enforcement of restrictive covenants affecting other property owned by the Mortgagor, compliance with laws affecting the related Mortgaged Property or common areas relating to such Mortgaged Property.

     "Additional Trust Fund Expense": Any Special Servicing Fees, Recovery Fees and, in accordance with Sections 3.03(e) and 4.03(d), interest payable to the Master Servicer, the Special Servicer and the Trustee on Advances, as well as any of the expenses of the Trust Fund that may be withdrawn (x) pursuant to any of clauses (viii), (ix), (xi), (xii) and (xiii) of Section 3.05(a) out of general collections on the Mortgage Loans and any REO Properties on deposit in the Certificate Account or (y) pursuant to clause (ii) or any of clauses (iv) through (vi) of Section 3.05(b) out of general collections on the Mortgage Loans and any REO Properties on deposit in the Distribution Account; provided, that for purposes of the allocations contemplated by Section 4.04 no such expense shall be deemed to have been incurred by the Trust Fund until such time as the payment thereof is actually made from the Certificate Account or the Distribution Account, as the case may be.

     "Advance": Any P&I Advance, Servicing Advance, or Protective Advance.

     "Adverse REMIC Event": As defined in Section 10.01(i).

     "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

     "Appraisal": With respect to any Mortgage Loan, an Independent appraisal of the related Mortgaged Property conducted in accordance with the standards of the Appraisal Institute by an Independent Appraiser.

     "Appraisal Reduction Amount": The excess, if any, of (a) the sum of, as of the Determination Date immediately succeeding the date on which a Required Appraisal is obtained (without duplication), (i) the Stated Principal Balance of the subject Required Appraisal Mortgage Loan, (ii) to the extent not previously advanced by or on behalf of the Master Servicer or the Trustee, all unpaid interest on the Required Appraisal Mortgage Loan through the most recent Due Date prior to such Determination Date at a per annum rate equal to the related Net Mortgage Rate, (iii) all accrued but unpaid Servicing Fees and Additional Trust Fund Expenses in respect of such Required Appraisal Mortgage Loan,
(iv) all related unreimbursed Advances made by or on behalf of the Master Servicer, the Special Servicer or the Trustee with respect to such Required Appraisal Mortgage Loan and (v) all currently due and unpaid real estate taxes (net of any amounts escrowed therefor) and assessments, insurance premiums, and, if applicable, ground rents in respect of the related Mortgaged Property, over
(b) the Required Appraisal Value; provided, that if the related Required Appraisal Mortgage Loan becomes a Corrected Mortgage Loan, then the Appraisal Reduction Amount shall be deemed to be zero, subject to such Mortgage Loan again becoming a Required Appraisal Mortgage Loan, and provided further, that with respect to any Mortgage Loan that becomes a Required Appraisal Mortgage Loan pursuant to clause (iii) of the definition thereof, the Appraisal Reduction Amount shall be deemed to exist, notwithstanding such Required Appraisal Mortgage Loan becoming a Corrected Mortgage Loan, for so long as the terms of the modification effected pursuant to Section 3.20 are in effect.

     "Appraised Value": With respect to each Mortgaged Property, the appraised value thereof taking into consideration the related Credit Lease if such related Credit Lease is in effect and based upon the most recent appraisal or update thereof that is contained in the related Servicing File; provided, however, that appraisals obtained for the purpose of determining the recoverability of Protective Advances shall not take into consideration the existence of the related Credit Lease.

     "Assignment of Leases": With respect to any Mortgaged Property, any assignment of leases, rents and profits (including the Tenant Lease and any Guaranty or letter of credit) or similar document or instrument executed by the Mortgagor in connection with the origination of the related Mortgage Loan.

     "Assumed Scheduled Payment": With respect to any Balloon Mortgage Loan following its Stated Maturity Date (provided that such Mortgage Loan has not been paid in full on or before such date and no other Liquidation Event has occurred in respect thereof) and for any subsequent Due Date therefor as of which such Mortgage Loan remains outstanding and part of the Trust Fund, the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof on such Due Date equal to the Scheduled Payment that would have been due in respect of such Mortgage Loan on such Due Date if it had been required to continue to pay in accordance with the amortization schedule in effect prior to its Stated Maturity Date and without regard to the occurrence of its Stated Maturity Date. With respect to any REO Loan, for any Due Date therefor as of which the related REO Property remains part of the Trust Fund, the scheduled monthly payment of principal and/or interest deemed to be due in respect thereof on such Due Date equal to the Scheduled Payment that would have been due in respect of the predecessor Mortgage Loan on such Due Date had it remained outstanding (or, if the predecessor Mortgage Loan was a Balloon Mortgage Loan and such Due Date coincides with or follows what had been its Stated Maturity Date, the Assumed Scheduled Payment that would have been deemed due in respect of the predecessor Mortgage Loan on such Due Date had it remained outstanding).

     "Authenticating Agent": Any authenticating agent appointed pursuant to
Section 8.12.

     "Available Distribution Amount": With respect to any Distribution Date, an amount equal to, without duplication, (a) the sum of (i) the aggregate of the amounts on deposit in the Certificate Account and the Distribution Account as of the close of business on the related Determination Date and the amounts collected by or on behalf of the Master Servicer as of the close of business on such Determination Date and required to be deposited in the Certificate Account,
(ii) the aggregate amount of any P&I Advances made by the Master Servicer or the Trustee for distribution on the Certificates on such Distribution Date pursuant to Section 4.03, (iii) the aggregate amount transferred from the REO Account (if established) to the Certificate Account during the month of such Distribution Date, on or prior to the P&I Advance Date in such month, pursuant to Section 3.16(c), (iv) the aggregate amount deposited by the Master Servicer in the Distribution Account for such Distribution Date pursuant to Section 3.19 in connection with Prepayment Interest Shortfalls, (v) the aggregate amount deposited by the Master Servicer in the Distribution Account for such Distribution Date pursuant to Section 3.05(c) with respect to each Quarterly Pay Loan, net of (b) the portion of the amount described in subclauses (a)(i) and
(a)(iii) of this definition that represents one or more of the following: (i) collected Periodic Payments that are due on a Due Date following the end of the related Collection Period, (ii) any amounts payable or reimbursable to any Person from the (A) Certificate Account pursuant to clauses (ii)-(xiv) of
Section 3.05(a) or (B) the Distribution Account pursuant to clauses (ii) -
(viii) of Section 3.05(b), (iii) Prepayment Premiums and (iv) any amounts deposited in the Certificate Account or the Distribution Account in error.

     "Balloon Mortgage Loan": Any Mortgage Loan that by its original terms or by virtue of any modification entered into as of the Closing Date provides for an amortization schedule extending beyond its Stated Maturity Date.

     "Balloon Payment": With respect to any Balloon Mortgage Loan as of any date of determination, the Scheduled Payment payable on the Stated Maturity Date of such Mortgage Loan.

     "Bankruptcy Code": The federal Bankruptcy Code, as amended from time to time (Title 11 of the United States Code).

     "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee.

     "Breach": As defined in Section 2.03(a).

     "Business Day": Any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Minneapolis, Minnesota or the city in which the Corporate Trust Office of the Trustee or the Primary Servicing Office of the Master Servicer or the Special Servicer is located, are authorized or obligated by law or executive order to remain closed.

     "Capitalized Interest Payment": With respect to certain Construction Loans, the aggregate amount paid by the related Mortgagor that is sufficient to pay all interest due on such Construction Loan until the related Tenant is obligated to begin making payments under the related Credit Lease.

     "CERCLA": The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

     "Certificate": Any one of the Depositor's Mortgage Pass-Through Certificates, Series 1998-C1-CTL, as executed by the Certificate Registrar and authenticated and delivered hereunder by the Authenticating Agent.

     "Certificate Account": The segregated account or accounts created and maintained by the Master Servicer pursuant to Section 3.04(a) on behalf of the Trustee in trust for Certificateholders, which shall be entitled "GMAC Commercial Mortgage Corporation, as Master Servicer for Norwest Bank Minnesota, National Association, as Trustee, on behalf of and in trust for the registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL."

     "Certificate Factor": With respect to any Class of Sequential Pay Certificates, as of any date of determination, a fraction, expressed as a decimal carried to eight places, the numerator of which is the then current Class Principal Balance of such Class of Sequential Pay Certificates, as the case may be, and the denominator of which is the related Original Class Principal Balance.

     "Certificate Notional Amount": The sum of the Component Notional Amounts with respect to each of the Components.

     "Certificate Owner": With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

     "Certificate Principal Balance": With respect to any Sequential Pay Certificate, as of any date of determination, the then outstanding principal amount of such Certificate equal to the product of (a) the Percentage Interest evidenced by such Certificate, multiplied by (b) the then Class Principal Balance of the Class of Certificates to which such Certificate belongs.

     "Certificate Register" and "Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.02.

     "Certificateholder": The Person in whose name a Certificate is registered in the Certificate Register, except that (i) neither a Disqualified Organization nor a Non-United States Person shall be Holder of a Residual Certificate for any purpose hereof and, (ii) solely for the purposes of giving any consent, approval or waiver pursuant to this Agreement that relates to any of the Depositor, the Mortgage Loan Seller, the Master Servicer, the Special Servicer, or the Trustee in its respective capacity as such (except with respect to amendments referred to in Sections 3.20(d) and 11.01 hereof and any consent, approval or waiver required or permitted to be made by the Majority Subordinate Certificateholder), any Certificate registered in the name of the Depositor, the Mortgage Loan Seller, the Master Servicer, the Special Servicer, or the Trustee, as the case may be, or any Certificate registered in the name of any of its Affiliates, shall be deemed not to be outstanding, and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent, approval or waiver that relates to it has been obtained. The Certificate Registrar shall be entitled to request and rely upon a certificate of the Depositor, the Master Servicer or the Special Servicer in determining whether a Certificate is registered in the name of an Affiliate of such Person. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and the Depository Participants, except as otherwise specified herein; provided, however, that the parties hereto shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

     "Class": Collectively, all of the Certificates bearing the same alphabetical and, if applicable, numerical class designation.

     "Class A-PO Certificate": Any one of the Certificates with a "Class A-PO" designation on the face thereof, substantially in the form of Exhibit A-4 attached hereto, and evidencing a portion of a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class A-PO Fraction": With respect to each Discount Mortgage Loan, a fraction, the numerator of which is 6.75% minus the unmodified Net Mortgage Rate for such Discount Mortgage Loan as of the Cut-Off Date and the denominator of which is 6.75%.

     "Class A-PO Principal Distribution Amount": With respect to each Distribution Date that the Class A-PO Certificates are outstanding, an amount equal to the sum of (a) with respect to each outstanding Discount Mortgage Loan, the product of (x) the portion of the Principal Distribution Amount allocable in respect of such Discount Mortgage Loan and (y) the related Class A-PO Fraction and (b) with respect to each outstanding Discount Mortgage Loan, the product of
(x) an amount equal to any Realized Losses that were realized during the related Collection Period with respect to such Discount Mortgage Loan (to the extent such Realized Losses were not allocated to the Class A-PO Certificates) and (y) the related Class A-PO Fraction.

     "Class A-1 Certificate": Any one of the Certificates with a "Class A-1" designation on the face thereof, substantially in the form of Exhibit A-1 attached hereto, and evidencing a portion of a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class A-2 Certificate": Any one of the Certificates with a "Class A-2" designation on the face thereof, substantially in the form of Exhibit A-2 attached hereto, and evidencing a portion of a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class A-3 Certificate": Any one of the Certificates with a "Class A-3" designation on the face thereof, substantially in the form of Exhibit A-3 attached hereto, and evidencing a portion of a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class B Certificate": Any one of the Certificates with a "Class B" designation on the face thereof, substantially in the form of Exhibit A-6 attached hereto, and evidencing a portion of a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class C Certificate": Any one of the Certificates with a "Class C" designation on the face thereof, substantially in the form of Exhibit A-7 attached hereto, and evidencing a portion of a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class D Certificate": Any one of the Certificates with a "Class D" designation on the face thereof, substantially in the form of Exhibit A-8 attached hereto, and evidencing a portion of a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class E Certificate": Any one of the Certificates with a "Class E" designation on the face thereof, substantially in the form of Exhibit A-9 attached hereto, and evidencing a portion of a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class F Certificate": Any one of the Certificates with a "Class F" designation on the face thereof, substantially in the form of Exhibit A-10 attached hereto, and evidencing a portion of a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class G Certificate": Any one of the Certificates with a "Class G" designation on the face thereof, substantially in the form of Exhibit A-11 attached hereto, and evidencing a portion of a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class H Certificate": Any of the Certificates with a "Class H" designation on the face thereof, substantially in the form of Exhibit A-12 attached hereto, and evidencing a portion of a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class IO Certificate": Any one of the Certificates with a "Class IO" designation on the face thereof, substantially in the form of Exhibit A-5 attached hereto, and evidencing a portion of the aggregate of the Components, each of which shall constitute a separate "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class J Certificate": Any of the Certificates with a "Class J" designation on the face thereof, substantially in the form of Exhibit A-13 attached hereto, and evidencing a portion of a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class K Certificate": Any of the Certificates with a "Class K" designation on the face thereof, substantially in the form of Exhibit A-14 attached hereto, and evidencing a portion of a "regular interest" in REMIC III for purposes of the REMIC Provisions.

     "Class Prepayment Percentage": With respect to any Distribution Date and any Class of the Sequential Pay Certificates, the percentage obtained by dividing the portion, if any, of the Principal Distribution Amount distributed to the respective Class of Sequential Pay Certificates on such Distribution Date, by the total Principal Distribution Amount distributed to all Classes of Sequential Pay Certificates on such Distribution Date.


     "Class Principal Balance": As of the Closing Date, the Class Principal Balance of each Class of Sequential Pay Certificates shall equal the Original Class Principal Balance thereof. On each Distribution Date, the Class Principal Balance of each such Class of Certificates shall be reduced by the amount of any distributions of principal made thereon on such Distribution Date pursuant to
Section 4.01 or 9.01, as applicable, and shall be further reduced by the amount of any Realized Losses and Additional Trust Fund Expenses allocated thereto on such Distribution Date pursuant to Section 4.04(a). Distributions in respect of a reimbursement of Realized Losses and Additional Trust Fund Expenses previously allocated to a Class of Sequential Pay Certificates shall not constitute distributions of principal and shall not result in reduction of the related Class Principal Balance.

     "Class R-I Certificate": Any one of the Certificates with a "Class R-I" designation on the face thereof, substantially in the form of Exhibit A-15 attached hereto, and evidencing the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions.

     "Class R-II Certificate": Any one of the Certificates with a "Class R-II" designation on the face thereof, substantially in the form of Exhibit A-16 attached hereto, and evidencing the sole class of "residual interests" in REMIC II for purposes of the REMIC Provisions.

     "Class R-III Certificate": Any one of the Certificates with a "Class R-III" designation on the face thereof, substantially in the form of Exhibit A-17 attached hereto, and evidencing the sole class of "residual interests" in REMIC III for purposes of the REMIC Provisions.

     "Closing Date": March 31, 1998.

     "Code": The Internal Revenue Code of 1986, as amended.

     "Collection Period": With respect to any Distribution Date, the period commencing on the day immediately following the Determination Date for the preceding Distribution Date (or, in the case of the initial Distribution Date, commencing immediately following the Cut-Off Date) and ending on and including the related Determination Date.

     "Component": Each of the twelve Components and collectively, the "Components," each evidencing a separate "regular interest" in REMIC III for purposes of the REMIC Provisions and corresponding to a Class of Sequential Pay Certificates (other than the Class A-PO Certificates).

     "Component Notional Amount": With respect to each Component and any Distribution Date, an amount equal to the Class Principal Balance of its corresponding Class of Sequential Pay Certificates (other than the Class A-PO Certificates) as of such Distribution Date.

     "Construction Loan": Each Mortgage Loan identified as a Construction Loan on the Mortgage Loan Schedule.

     "Construction Loan Default Date": With respect to each Construction Loan, the date by which construction is to be completed as specified in the related Credit Lease.

     "Construction Reserves": With respect to any Construction Loan, any amounts delivered to the Master Servicer as Reserve Funds that are required to be remitted to Persons under the related Mortgage Loan documents for work completed on the related Mortgaged Property and upon the satisfaction of the requirements specified therein.

     "Controlling Class": As of any date of determination, the Class of Sequential Pay Certificates outstanding (a) which bears the latest alphabetical Class designation and (b) the Class Principal Balance of which is greater than 20% of the Original Class Principal Balance thereof; provided, however, that if no such Class of Certificates has a Class Principal Balance greater than 20% of its Original Class Balance, the Controlling Class shall be the Class of Sequential Pay Certificates bearing the latest alphabetical Class designation. With respect to determining the Controlling Class, the Class A-1, Class A-2, Class A-3 and Class A-PO Certificates shall be deemed a single Class of Certificates.

     "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, Attn: Corporate Trust Services (CMBS) - Merrill Lynch Series 1998-C1-CTL.

     "Corrected Mortgage Loan": Any Mortgage Loan that had been a Specially Serviced Mortgage Loan but has ceased to be such in accordance with the definition of "Specially Serviced Mortgage Loan".

     "Credit Lease": The lease agreement between the Mortgagor as lessor and the Tenant as lessee of the related Mortgaged Property.

     "CSSA Loan File Report": The monthly report in the "CSSA loan file" format substantially containing the information required therein for the Mortgage Loans, a form of which is attached hereto as Exhibit W.

     "Custodian": A Person who is at any time appointed by the Trustee pursuant to Section 8.11 as a document custodian for the Mortgage Files, which Person shall not be the Depositor, the Mortgage Loan Seller or an Affiliate of the Depositor or the Mortgage Loan Seller. If no such custodian has been appointed or if such custodian has been so appointed, but the Trustee shall have terminated such appointment, then the Trustee shall be the Custodian.

     "Cut-Off Date": March 1, 1998 or for each Mortgage Loan with a Due Date after the first day of each month, the date of such Due Date in March 1998.

     "Cut-Off Date Balance": With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-Off Date, after application of all unscheduled payments of principal received on or before such date and the principal component of all Scheduled Payments due on or before such date, whether or not received.

     "DCR": Duff & Phelps Credit Rating Co. or its successor in interest. If neither such rating organization nor any successor remains in existence, "DCR" shall be deemed to refer to such other nationally recognized statistical rating organization or other comparable Person designated by the Depositor, written notice of which designation shall be given to the Trustee, the Master Servicer and the Special Servicer, and specific ratings of DCR herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

     "Deemed Due Date": With respect to each Quarterly Pay Loan, the day of the month on which the quarterly Due Date occurs, which day of the month shall be deemed to be the due date for each other calendar month.

     "Defaulted Mortgage Loan": A Mortgage Loan (i) that is delinquent in an amount equal to at least two Periodic Payments or 60 days if such Mortgage Loan is a Quarterly Pay Loan (not including the Balloon Payment) or is delinquent thirty days or more in respect of its Balloon Payment, in either case such delinquency to be determined without giving effect to any grace period permitted by the related Mortgage or Mortgage Note and without regard to any acceleration of payments under the related Mortgage and Mortgage Note, or (ii) as to which the Special Servicer has, by written notice to the related Mortgagor, accelerated the maturity of the indebtedness evidenced by the related Mortgage Note.

     "Defeasance Collateral": With respect to any Defeasance Loan, the United States Treasury obligations required or permitted to be pledged in lieu of prepayment pursuant to the terms thereof.

     "Defeasance Loan": Any Mortgage Loan identified as a Defeasance Loan on the Mortgage Loan Schedule which permits the related Mortgagor to pledge Defeasance Collateral to the holder of such Mortgage Loan in lieu of prepayment.

     "Definitive Certificate": As defined in Section 5.03(a).

     "Delinquent Loan Status Report": A report substantially containing the content described in Exhibit Q attached hereto setting forth, among other things, those Mortgage Loans which, as of the close of business on the Determination Date immediately preceding the preparation of such report, were delinquent 30-59 days, delinquent 60-89 days, delinquent 90 days or more, current but Specially Serviced Mortgage Loans, or were in foreclosure but were not REO Property.

     "Depositor": Merrill Lynch Mortgage Investors, Inc. or its successor in interest.

     "Depository": The Depository Trust Company, or any successor Depository hereafter named as contemplated by Section 5.03(c). The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act.

     "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "Determination Date": With respect to any Distribution Date, the tenth day of the month in which such Distribution Date occurs, or if such tenth day is not a Business Day, the next Business Day.

     "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO

Property primarily for sale or lease, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by REMIC I other than through an Independent Contractor; provided, however, that the Special Servicer or any Sub-Servicer on behalf of the Trust Fund shall not be considered to Directly Operate an REO Property solely because the Special Servicer or any Sub-Servicer establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

     "Discount Mortgage Loan": Each Mortgage Loan having a Net Mortgage Rate less than 6.75%.

     "Disqualified Organization": Any of the following: (i) the United States or a possession thereof, any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization, or any agency or instrumentality of either of the foregoing, (iii) any organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code or (v) any other Person so designated by the Trustee or the Certificate Registrar based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of a Residual Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

     "Distributable Certificate Interest": With respect to any Class of Regular Certificates for any Distribution Date, the Accrued Certificate Interest in respect of such Class of Regular Certificates (other than the Class A-PO Certificates), for such Distribution Date, reduced (to not less than zero) by the product of (i) any Net Aggregate Prepayment Interest Shortfall for such Distribution Date, multiplied by (ii) a fraction, expressed as a decimal, the numerator of which is the Accrued Certificate Interest in respect of such Class of Certificates for such Distribution Date, and the denominator of which is the aggregate Accrued Certificate Interest in respect of all the Classes of Regular Certificates for such Distribution Date.

     "Distribution Account": The segregated account or accounts created and maintained by the Paying Agent on behalf of the Trustee pursuant to Section 3.04(b) which shall be entitled "Norwest Bank Minnesota, National Association, as Trustee, in trust for the registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL."

     "Distribution Date": The later of (a) 15th day of any month, or if such 15th day is not a Business Day, the Business Day immediately following and (b) the fourth Business Day following the related Determination Date, commencing on April 16, 1998.

     "Distribution Date Statement": As defined in Section 4.02(a).

     "Document Defect": As defined in Section 2.03(a).

     "Double Net Lease": Each Credit Lease identified as a Double Net Lease on the Mortgage Loan Schedule.

     "Due Date": With respect to (i) any Mortgage Loan on or prior to its Stated Maturity Date, the day of the month set forth in the related Mortgage Note on which each Periodic Payment on such Mortgage Loan is scheduled to be first due;
(ii) any Mortgage Loan after its Stated Maturity Date, the day of the month set forth in the related Mortgage Note on which each Periodic Payment on such Mortgage Loan had been scheduled to be first due; and (iii) any REO Loan, the day of the month set forth in the related Mortgage Note on which each Periodic Payment on the related Mortgage Loan had been scheduled to be first due.

     "Eligible Account": Any of (i) an account maintained with a federal or state chartered depository institution or trust company (including the Trustee), and (a) with respect to deposits held for 30 days or more in such account, the long-term deposit or unsecured debt obligations of which are rated "A+" by DCR (if then rated by DCR or, if not rated by DCR, then otherwise approved by DCR), "AA-" by Standard & Poor's, and "A2" by Moody's (if then rated by Moody's) or, in each such case, such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies, at any time such funds are on deposit therein, or (b) with respect to deposits held for less than 30 days in such account, the short-term deposits of which are rated D1+ by DCR (if then rated by DCR or, if not rated by DCR, then otherwise approved by DCR), P-1 by Moody's (if then rated by Moody's) and A-1 by Standard & Poor's or, in each such case, such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies at any time such funds are on deposit therein,
(ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity, which, in the case of a state chartered depository institution or trust company, is subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12_CFR ss. 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority or (iii) such other accounts as would not, as confirmed in writing by each Rating Agency, cause a qualification, downgrade or withdrawal of the then-current ratings assigned to any Class of the Certificates.

     "Encumbered Mortgage Loan": Each Mortgage Loan for which (i) the Master Servicer has made one or more Protective Advances, (ii) the Master Servicer has not been reimbursed for the Protective Advances at the time such Mortgage Loan is paid in full and (iii) the terms of the related Mortgage Loan documents grant a lien on the related Mortgage Property to secure the repayment of the Protective Advance.

     "Environmental Assessment": A "Phase I assessment" as described in, and meeting the criteria of, (a) the Servicing Standard, in the case of any other Specially Serviced Mortgage Loans, and (b) the American Society for Testing and Materials.

     "ERISA": The Employee Retirement Income Security Act of 1974, as amended.

     "Escrow Payment": Any payment received by the Master Servicer or the Special Servicer for the account of any Mortgagor for application toward the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and other items for which an escrow has been created in respect of the related Mortgaged Property.

     "Event of Default": One or more of the events described in Section 7.01(a).

     "Exchange Act": The Securities Exchange Act of 1934.

     "FDIC": Federal Deposit Insurance Corporation or any successor.

     "FHLMC": Federal Home Loan Mortgage Corporation or any successor.

     "Final Recovery Determination": A determination by the Special Servicer with respect to any Defaulted Mortgage Loan or REO Property (other than a Mortgage Loan or REO Property, as the case may be, that was purchased by the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement, by the Majority Subordinate Certificateholder pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or by the Depositor, the Special Servicer or the Master Servicer pursuant to Section 9.01) that there has been a recovery of all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries that the Special Servicer has determined, in accordance with the Servicing Standard, will be ultimately recoverable.

     "Fleet Letter of Credit": With respect to Construction Loan (control number
53), the letter of credit relating to such Construction Loan issued by Fleet National Bank.

     "FNMA": Federal National Mortgage Association or any successor.

     "Guarantor": With respect to any Tenant, any affiliate thereof that guaranties payment by such Tenant under the related Credit Lease.

     "Guaranty": With respect to any Credit Lease, any guaranty issued by a Guarantor that guaranties payment of amounts owed by related Tenant under such Credit Lease.

     "Hazardous Materials": Any dangerous, toxic or hazardous pollutants, chemicals, wastes, or substances, including, without limitation, those so identified pursuant to

CERCLA or any other federal, state or local environmental related laws and regulations now existing or hereafter enacted, and specifically including, without limitation, asbestos and asbestos-containing materials, polychlorinated biphenyls ("PCBs"), radon gas, petroleum and petroleum products and urea formaldehyde.

     "Historical Loan Modification Report": A report substantially containing the content described in Exhibit Q attached hereto setting forth, among other things, those Mortgage Loans which, as of the close of business on the Determination Date immediately preceding the preparation of such report, have been modified pursuant to this Agreement (i) during the related Collection Period and (ii) since the Cut-Off Date, showing the original and the revised terms thereof.

     "Historical Loss Estimate Report": A report substantially containing the content described in Exhibit R attached hereto setting forth, among other things, as of the close of business on the Determination Date immediately preceding the preparation of such report, (i) the aggregate amount of Liquidation Proceeds and expenses relating to each Final Recovery Determination made, both during the related Collection Period and historically, and (ii) the amount of Realized Losses occurring during the related Collection Period, set forth on a Mortgage Loan-by-Mortgage Loan basis.

     "Holder": A Certificateholder.

     "HUD-Approved Servicer": A servicer approved by the Secretary of Housing and Urban Development pursuant to Section 207 of the National Housing Act.

     "Impound Reserve": As defined in Section 3.16(c) hereof.

     "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor, the Master Servicer, the Special Servicer or any Affiliate thereof, and (iii) is not connected with the Depositor, the Master Servicer, the Special Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Master Servicer, the Special Servicer or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, the Master Servicer, the Special Servicer or any Affiliate thereof, as the case may be.

     "Independent Appraiser": An Independent professional real estate appraiser who is a member in good standing of the Appraisal Institute, who is, if the State in which the subject Mortgaged Property is located certifies or licenses appraisers, certified or licensed in such State, and who has a minimum of five years experience in the subject property type and market.

     "Independent Contractor": Any Person that would be an "independent contractor" with respect to REMIC I within the meaning of Section 856(d)(3) of the Code if REMIC I were a real estate investment trust (except that the ownership test set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates, or such other interest in any Class of Certificates as is set forth in an Opinion of Counsel, which shall be at no expense to the Master Servicer, the Special Servicer, the Trustee or the Trust Fund, delivered to the Trustee), so long as REMIC I does not receive or derive any income from such Person and provided that the relationship between such Person and REMIC I is at arm's length, all within the meaning of Treasury Regulations Section 1.856-4(b)(5), or any other Person upon receipt by the Trustee of an Opinion of Counsel, which shall be at no expense to the Master Servicer, the Special Servicer, the Trustee or the Trust Fund, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

     "Initial Quarterly Interest Reserve Deposit": With respect to each Quarterly Pay Loan that does not have a Due Date occurring in April 1998, an amount equal to the amount of interest to accrue on such Quarterly Pay Loan at the related Mortgage Rate from the Cut-Off Date through and including the day of the month that is one month prior to the first Due Date for such Quarterly Pay Loan to occur after the Closing Date.

     "Insurance Policy": With respect to any Mortgage Loan, any hazard insurance policy, flood insurance policy, title policy or other insurance policy that is maintained from time to time in respect of such Mortgage Loan or the related Mortgaged Property.

     "Insurance Proceeds": Proceeds paid under any Insurance Policy, to the extent such proceeds are not applied to (a) the restoration of the related Mortgaged Property, (b) released to the Mortgagor, or any tenants or ground lessors, as the case may be, pursuant to the terms of the related Mortgage or lease, in accordance with the Servicing Standard, (c) any partial or full prepayment of the Mortgage Loan as a result of a payment under a Lease Enhancement Policy or (d) any payment on a Mortgage Loan pursuant to a RVI Policy.

     "Insured Balloon Loan": Each Balloon Loan that is insured by an RVI Policy and identified as an Insured Balloon Loan on the Mortgage Loan Schedule.

     "Insured Event": With respect to the Lease Enhancement Policy and RVI Policy, any occurrence, condition or event that gives rise or with the passage of time will give rise to a claim under the Lease Enhancement Policy or RVI Policy, as the case may be.

     "Interested Person": The Depositor, the Mortgage Loan Sellers, the Master Servicer, the Special Servicer, the Trustee, any Holder of a Certificate, or any Affiliate of any such Person.

     "Investment Account": As defined in Section 3.06(a).

     "Issue Price": With respect to each Class of Certificates, the "issue price" as defined in the applicable provisions of the Code and Treasury Regulations promulgated thereunder.

     "Late Collections": With respect to any Mortgage Loan, all amounts received thereon during any Collection Period, other than late payment fees or default interest, whether as payments, Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late collections of the principal and/or interest portions of a Scheduled Payment (other than a Balloon Payment) or an Assumed Scheduled Payment in respect of such Mortgage Loan due or deemed due on a Due Date in a previous Collection Period, or on a Due Date coinciding with or preceding the Cut-Off Date, and not previously recovered. With respect to any REO Loan, all amounts received in connection with the related REO Property during any Collection Period, whether as Insurance Proceeds, Liquidation Proceeds, REO Revenues or otherwise, which represent late collections of the principal and/or interest portions of an Assumed Scheduled Payment in respect of the predecessor Mortgage Loan or of an Assumed Scheduled Payment in respect of such REO Loan due or deemed due on a Due Date in a previous Collection Period and not previously recovered.

     "Lease Enhancement Policy": With respect to certain Mortgage Loans, any non-cancelable credit lease enhancement insurance policy that insures against certain losses arising out of casualty and/or condemnation of the related Mortgaged Property.

     "Lease Enhancement Policy Issuer": With respect to any Lease Enhancement Policy, Chubb Custom Insurance Company together with any assignee, successor or subsequent insurer thereunder.

     "Liquidation Event": With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made with respect to such Mortgage Loan; (iii) such Mortgage Loan is repurchased by the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement; or (iv) such Mortgage Loan is purchased by the Majority Subordinate Certificateholder pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or by the Depositor, the Special Servicer or the Master Servicer pursuant to Section 9.01. With respect to any REO Property (and the related REO Loan), any of the following events: (i) a Final Recovery Determination is made with respect to such REO Property; or (ii) such REO Property is purchased by the Depositor, the Special Servicer or the Master Servicer pursuant to Section 9.01.

     "Liquidation Proceeds": All cash amounts (other than Insurance Proceeds and REO Revenues) received by the Master Servicer or the Special Servicer in connection with: (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation, subject, however, to the rights of any tenants and ground lessors, as the case may be, and the terms of the related Mortgage; (ii) the liquidation of a Mortgaged Property or other collateral constituting security for a defaulted Mortgage Loan, through trustee's sale, foreclosure sale, REO Disposition or otherwise, exclusive of any portion thereof required to be released to the related Mortgagor in accordance with applicable law and the terms and conditions of the related Mortgage Note and Mortgage; (iii) the realization upon any deficiency judgment obtained against a

Mortgagor; (iv) the purchase of a Defaulted Mortgage Loan by the Majority Subordinate Certificateholder pursuant to Section 3.18(b) or by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or any other sale thereof pursuant to Section 3.18(d); (v) the repurchase of a Mortgage Loan by the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement; or
(vi) the purchase of a Mortgage Loan or REO Property by the Depositor, the Special Servicer or the Master Servicer pursuant to Section 9.01.

     "Loan Payoff Notification Report": A report substantially containing the content described in Exhibit U attached hereto setting forth, among other things, for each Mortgage Loan where written notice of anticipated payoff has been received as of the Determination Date immediately preceding the preparation of such report the control number, the property name; if known, the amount of principal expected to be paid, the expected date of payment and the estimated amount of Yield Maintenance Charge or Percentage Premium due.

     "Maintenance Right" With respect to any Double Net Lease any termination and abatement rights of the related Tenant arising from a Mortgagor's default under such Double Net Lease in performing obligations with respect to performing required maintenance, repairs and replacements with respect to the related Mortgaged Property.

     "Majority Subordinate Certificateholder": As of any date of determination, any single Holder of Certificates entitled to greater than 50% of the Voting Rights allocated to the Class of outstanding Sequential Pay Certificates with the latest alphabetical Class designation; provided, however, that if there is no Holder of Certificates entitled to greater than 50% of the Voting Rights of such Class, the single Holder of Certificates with the largest percentage of Voting Rights allocated to such Class. With respect to determining the Majority Subordinate Certificateholder, the Class A-1, Class A-2, Class A-3 and Class A-PO Certificates shall be deemed to be a single Class of Certificates, with such Voting Rights allocated among the Holders of Certificates of such Classes in proportion to the respective Certificate Principal Balances of such Certificates.

     "Master Servicer": GMAC Commercial Mortgage Corporation, its successor in interest, or any successor master servicer appointed as herein provided.

     "Master Servicing Fee": With respect to each Mortgage Loan and REO Loan, the fee payable to the Master Servicer pursuant to Section 3.11(a).

     "Master Servicing Fee Rate": With respect to each Mortgage Loan, 0.04% per annum.

     "Merrill Lynch": Merrill Lynch, Pierce, Fenner & Smith Incorporated or its successor in interest.

     "Monthly Payment": With respect to any Mortgage Loan that is not a Quarterly Pay Loan as of any Due Date, the scheduled monthly payment of principal and interest or interest only on such Mortgage Loan, including any Balloon Payment, that is actually payable by the related Mortgagor from time to time under the terms of the related Mortgage Note (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Mortgagor or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20).

     "Moody's": Moody's Investors Service, Inc. or its successor in interest. If neither such rating agency nor any successor remains in existence, "Moody's" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given in writing to the Trustee, the Master Servicer and the Special Servicer, and specific ratings of Moody's Investors Service, Inc. herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

     "Mortgage": With respect to any Mortgage Loan, the mortgage, deed of trust, deed to secure debt or similar instrument that secures the Mortgage Note and creates a lien on the related Mortgaged Property.

     "Mortgage File": With respect to any Mortgage Loan, collectively the following documents:

          (i) the original executed Mortgage Note, (or with respect to Mortgage Loans control numbers 101 and 107, a lost note affidavit and indemnity (a form of which is attached hereto as Exhibit U) with a copy of such Mortgage Note attached thereto) endorsed (without recourse, representation or warranty, express or implied) to the order of Norwest Bank Minnesota, National Association, as trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL;

          (ii) an original or copy of the Mortgage and of any intervening assignments thereof, in each case with evidence of recording indicated thereon;

          (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and of any intervening assignment thereof, in each case with evidence of recording indicated thereon;

          (iv) (a) an original executed assignment of the Mortgage in recordable form, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) in recordable form and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of Norwest Bank Minnesota, National Association as trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL, in recordable form;

          (v) an original assignment of all unrecorded documents relating to the Mortgage Loan, in favor of Norwest Bank Minnesota, National

               Association, as trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL;

          (vi) originals or copies of any written modification agreements in those instances where the terms or provision of the Mortgage or Mortgage Note have been modified;

         (vii) the original or a copy of the policy or certificate of lender's title insurance issued on the date of the origination of such Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy; and

        (viii) any filed copies of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the related Mortgage Loan Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the related Mortgage Loan Seller on record with the applicable public office for UCC Financing Statements, an original UCC-2 or UCC-3 assignment, as appropriate, in favor of Norwest Bank Minnesota, National Association, as trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL in recordable form;

          (ix) an original or copy of each Credit Lease, Lease Enhancement Policy, RVI Policy and any Guaranty; and

          (x) with respect to Mortgage Loan (control number 53), the Fleet Letter of Credit.

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Trustee or by a Custodian on its behalf, such term shall not be deemed to include such documents required to be included therein unless they are actually so received, and with respect to any receipt or certification by the Trustee or the Custodian for documents described in clauses
(vi) and (x) of this definition, shall be deemed to include only such documents to the extent a Responsible Officer of the Trustee or Custodian has actual knowledge of their existence.

     "Mortgage Loan": Each of the mortgage loans listed on the Mortgage Loan Schedule and from time to time held in the Trust Fund. As used herein, the term "Mortgage Loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage File.

     "Mortgage Loan Purchase Agreement": The Mortgage Loan Purchase Agreement, dated as of March 1, 1998, between the Depositor and the Mortgage Loan Seller and relating to the transfer of the Mortgage Loans to the Depositor.

     "Mortgage Loan Schedule": The list of Mortgage Loans transferred on the Closing Date to the Trustee as part of REMIC I, attached hereto as Exhibit B and in a computer readable format. Such list shall set forth the following information with respect to each Mortgage Loan:

        (i)    the Mortgage Loan number;

        (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

        (iii)  the Cut-Off Date Balance;

        (iv) the amount of the Periodic Payment due on the first Due Date following the Closing Date;

        (v)    the Mortgage Rate;

        (vi) the (A) remaining term to stated maturity and (B) the Stated Maturity Date;

        (vii) in the case of a Balloon Mortgage Loan, the remaining amortization term and whether such Balloon Loan is an Insured Balloon Loan;

        (viii) whether the Mortgage Loan is secured by a Mortgage on a leasehold interest;

        (ix)   the Master Servicing Fee Rate;

        (x) the amount of any Initial Quarterly Interest Reserve Deposit for such Mortgage Loan;

        (xi)   the name of the Tenant or Guarantor, if any;

        (xii)  whether such Mortgage Loan is a Defeasance Loan;

        (xiii) whether the Credit Lease is a Double Net Lease or Triple Net
               Lease;

        (xiv) whether such Mortgage Loan is a Construction Loan and if so the Construction Loan Default Date;

        (xv) the amounts of any Escrow Funds and Reserve Funds (other than Capitalized Interest Payments and Construction Reserves) for such Mortgage Loan; and

        (xvi) if such Mortgage Loan is a Construction Loan, the amounts of remaining Capitalized Interest Payments if any.

     "Mortgage Loan Seller": Daiwa Finance Corp. or its successor in interest.

     "Mortgage Note": The original executed note evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note.

     "Mortgage Pool": Collectively, all of the Mortgage Loans and any successor REO Loans.

     "Mortgage Rate": With respect to (i) any Mortgage Loan on or prior to its Stated Maturity Date, the fixed annualized rate at which interest is scheduled (in the absence of a default) to accrue on such Mortgage Loan from time to time in accordance with the related Mortgage Note and applicable law; (ii) any Mortgage Loan after its Stated Maturity Date, the annualized rate described in clause (i) above determined without regard to the passage of such Maturity Date but giving effect to any modification thereof as contemplated by Section 3.20; and (iii) any REO Loan, the annualized rate described in clause (i) or (ii), as applicable, above determined as if the predecessor Mortgage Loan had remained outstanding.

     "Mortgaged Property": The property subject to the lien of a Mortgage.

     "Mortgagor": The obligor or obligors on a Mortgage Note, including without limitation, any Person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note.

     "Net Aggregate Prepayment Interest Shortfall": With respect to any Distribution Date, the amount, if any, by which (a) the aggregate of all Prepayment Interest Shortfalls incurred in connection with the receipt of Principal Prepayments on the Mortgage Loans during the related Collection Period, exceeds (b) the aggregate amount deposited by the Master Servicer in the Certificate Account for such Distribution Date pursuant to Section 3.19 in connection with such Prepayment Interest Shortfalls.

     "Net Investment Earnings": With respect to the Certificate Account or the REO Account (if any) for any Collection Period, the amount, if any, by which the aggregate of all interest and other income realized during such Collection Period on funds held in such account, exceeds the aggregate of all losses of principal, if any, incurred during such Collection Period in connection with the investment of such funds in accordance with Section 3.06.

     "Net Investment Loss": With respect to the Certificate Account or the REO Account (if any) for any Collection Period, the amount by which the aggregate of all losses of principal, if any, incurred during such Collection Period in connection with the investment of funds held in such account in accordance with
Section 3.06, exceeds the aggregate of all interest and other income realized during such Collection Period on such funds.

     "Net Mortgage Rate": With respect to any Mortgage Loan or any REO Loan, as of any date of determination, a rate per annum equal to the related Mortgage Rate minus the sum of the Trustee Fee Rate and the applicable Master Servicing Fee Rate; provided, that if the related Mortgage Rate has been modified in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment granted or agreed to by the Special

Servicer pursuant to Section 3.20, the Net Mortgage Rate for such Mortgage Loan or REO Loan shall be calculated without regard to such event; and provided further, that if interest in respect of such Mortgage Loan or REO Loan is not accrued on the basis of a 360-day year consisting of twelve 30-day months, then, solely for purposes of determining the related REMIC I Remittance Rate and thereby calculating the Weighted Average Effective REMIC I Remittance Rate, the REMIC II Remittance Rate and the Pass-Through Rate for each of the Components for any Distribution Date, such Net Mortgage Rate will, to the extent appropriate, be adjusted from accrual period to accrual period to compensate for such difference.

     "New Lease": Any lease of REO Property entered into on behalf of REMIC I, including any lease renewed, modified or extended on behalf of REMIC I if REMIC I has the right to renegotiate the terms of such lease.

     "Non-Discount Mortgage Loan": Each Mortgage Loan having a Net Mortgage Rate equal to or greater than 6.75%.

     "Nonrecoverable Advance": Any Nonrecoverable P&I Advance, Nonrecoverable Servicing Advance or Nonrecoverable Protective Advance.

     "Nonrecoverable P&I Advance": Any P&I Advance previously made or proposed to be made in respect of any Mortgage Loan or REO Loan by the Master Servicer or Trustee as the case may be, that, as determined by the Master Servicer or the Trustee as the case may be in accordance with the Servicing Standard with respect to such P&I Advance, will not be ultimately recoverable from late payments, Insurance Proceeds or Liquidation Proceeds, or any other recovery on or in respect of such Mortgage Loan or REO Loan.

     "Nonrecoverable Protective Advance": Any Protective Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Loan by the Master Servicer or Trustee as the case may be, that, as determined by the Master Servicer or the Trustee in accordance with the Servicing Standard, will not be ultimately recoverable from late payments, Insurance Proceeds, Liquidation Proceeds, or any other recovery on or in respect of such Mortgage Loan or REO Property.

     "Nonrecoverable Servicing Advance": Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Loan by the Master Servicer, the Special Servicer or Trustee as the case may be, that, as determined by the Master Servicer, the Special Servicer or the Trustee in accordance with the Servicing Standard, will not be ultimately recoverable from late payments, Insurance Proceeds, Liquidation Proceeds, or any other recovery on or in respect of such Mortgage Loan or REO Property.

     "Non-Registered Certificate": Unless and until registered under the Securities Act, any Class F, Class G, Class H, Class J, Class K, Class R-I, Class R-II or Class R-III Certificate.

     "Non-United States Person": Any Person other than a United States Person.

     "Officers' Certificate": A certificate signed by a Servicing Officer of the Master Servicer or the Special Servicer, as the case may be, or by a Responsible Officer of the Trustee.

     "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor, the Master Servicer or the Special Servicer, acceptable to and delivered to the Trustee, except that any opinion of counsel relating to (a) the qualification of REMIC I, REMIC II or REMIC III as a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who is in fact Independent of the Depositor, the Master Servicer and the Special Servicer.

     "Original Component Notional Amount": With respect to each Component, the initial Component Notional Amount thereof as of the Closing Date equal to the Original Class Principal Balance of the corresponding Class of Sequential Pay Certificates (other than the Class A-PO Certificates) as of the Closing Date.

     "Original Class Principal Balance": With respect to any Class of Sequential Pay Certificates, the initial Class Principal Balance thereof as of the Closing Date, in each case as specified in the Preliminary Statement.

     "OTS": The Office of Thrift Supervision or any successor thereto.

     "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     "Pass-Through Rate": For any Distribution Date, with respect to:

          (i) the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates, 6.31%, 6.48%, 6.72%, 6.75%, 6.75%,
                 6.75% and 6.75%, respectively;


          (ii)   each of the Class F, G, H, J and K Certificates, 6.25%;

          (iii) Components IO-A1, IO-A2, IO-A3, IO-B, IO-C, IO-D and IO-E, the REMIC II Remittance Rate for such Distribution Date minus 6.31%, 6.48%, 6.72%, 6.75%, 6.75%, 6.75% and 6.75%, respectively; and

          (iv) Component IO-F, IO-G, IO-H, IO-J and IO-K, the REMIC II Remittance Rate for such Distribution Date minus 6.25%.

     "Paying Agent": The paying agent appointed pursuant to Section 8.13. If no such paying agent has been appointed or if such paying agent has been so appointed, but the Trustee shall have terminated such appointment, then the Trustee shall be the Paying Agent.

     "Percentage Interest": With respect to any Sequential Pay Certificate, a percentage, the numerator of which is the initial Certificate Principal Balance of such Certificate as of the

Closing Date, as specified on the face thereof, and the denominator of which is the Original Class Principal Balance of the relevant Class. With respect to any Class IO Certificate, a percentage, the numerator of which is the initial Certificate Notional Amount of such Certificate as of the Closing Date, as specified on the face thereof, and the denominator of which is the aggregate Original Class Principal Balances of the Sequential Pay Certificates (other than the Class A-PO Certificates). With respect to a Residual Certificate, the percentage interest in distributions to be made with respect to the relevant Class, as stated on the face of such Certificate.

     "Percentage Premium": Any premium, penalty or fee (other than a Yield Maintenance Charge) paid or payable, as the context requires, by a Mortgagor in connection with a Principal Prepayment.

     "Periodic Payment": With respect to each Quarterly Pay Loan, the related Quarterly Payment and with respect to each other Mortgage Loan, the related Monthly Payment.

     "Permitted Investments": Any one or more of the following obligations or securities having maturities of 365 days or less (including obligations or securities of the Trustee if otherwise qualifying hereunder):

          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States. Such obligations must be limited to those instruments that have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. If rated, such an obligation should not have an "r" highlighter affixed to its rating by Standard & Poor's. Interest may either be fixed or variable. Interest should be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index. Such investments should not be relied upon for a fixed yield;

          (ii) repurchase obligations with respect to any security described in clause (i) above (having original maturities of not more than 365 days), provided that the short-term deposit or debt obligations, of the party agreeing to repurchase such obligations are rated in the highest rating category of each of DCR, if rated by DCR, Moody's and Standard & Poor's or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies. In addition, any such item should not have an "r" highlighter affixed to its rating by Standard & Poor's, and its terms should have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. Interest may either be fixed or variable, and should be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index. Such investments should not be relied upon for a fixed yield;

          (iii) certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company organized under the laws of the United States or any state thereof (having original maturities of not more than 365 days), the short-term obligations of which are rated in the highest rating category of each of DCR, if rated by DCR, Moody's and Standard & Poor's or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies. In addition, any such item should not have an "r" highlighter affixed to its rating by Standard & Poor's, and its terms should have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. Interest may either be fixed or variable, and should be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index. Such investments should not be relied upon for a fixed yield;

          (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof (or if not so incorporated, the commercial paper is United States Dollar denominated and amounts payable thereunder are not subject to any withholding imposed by any non-United States jurisdiction) which is rated in the highest rating category of each of DCR, if rated by DCR, Moody's and Standard & Poor's or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies. The commercial paper should not have an "r" highlighter affixed to its rating by Standard & Poor's and by its terms should have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change. Interest may either be fixed or variable. Interest should be tied to a single interest rate index plus a single fixed spread (if any), and move proportionately with that index. Such investments should not be relied upon for a fixed yield;

          (v) units of money market funds rated in the highest rating category of DCR, if rated by DCR, (if not rated by DCR, then otherwise approved by DCR) and Moody's and AAAm or AAAm-G by Standard & Poor's (or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies) and which seek to maintain a constant net asset value;

          (vi) any other obligation or security acceptable to each Rating Agency, evidence of which acceptability shall be provided in writing by each Rating Agency to the Master Servicer, the Special Servicer and the Trustee;

provided that (1) no investment described hereunder shall evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and (2) that no investment described hereunder may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity.

     "Permitted Transferee": Any Transferee of a Residual Certificate other than a Disqualified Organization or Non-United States Person.

     "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Phase I Environmental Assessment": A "Phase I assessment" as described in and meeting the criteria of Chapter 5 of the FNMA Multifamily Guide, as amended from time to time.

     "P&I Advance": As to any Mortgage Loan or REO Loan, any advance made by the Master Servicer or the Trustee pursuant to Section 4.03(a) and (b).

     "P&I Advance Date": The Business Day immediately preceding each Distribution Date.

     "Plan": As defined in Section 5.02(c).

     "Plurality Residual Certificateholder": As to any taxable year of REMIC I, REMIC II or REMIC III, the Holder of Certificates with the largest Percentage Interest of the related Class of Residual Certificates.

     "Policy Termination Event": With respect to any Lease Enhancement Policy and RVI Policy, any abatement, rescission, cancellation, termination, contest, legal process, arbitration or disavowal of liability thereof.

     "Prepayment Assumption": For purposes of determining the accrual of original issue discount, market discount and premium, if any, on the Certificates for federal income tax purposes, 0% CPR (within the meaning of the Prospectus).

     "Prepayment Interest Excess": With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Collection Period, which Principal Prepayment was applied to such Mortgage Loan following such Mortgage Loan's Due Date in such Collection Period, the amount of interest (net of the related Trustee Fee and Master Servicing Fee) accrued on the amount of such Principal Prepayment during the period from and after such Due Date, to the extent collected (exclusive of any Prepayment Premium collected).

     "Prepayment Interest Shortfall": With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Collection Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such

Collection Period, the amount of interest, to the extent not collected from the related Mortgagor (without regard to any Prepayment Premium that may have been collected), that would have accrued at a rate per annum equal to the sum of (i) the Net Mortgage Rate for such Mortgage Loan and (y) the Trustee Fee Rate on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

     "Prepayment Premium": Any Yield Maintenance Charge or Percentage Premium paid or payable, as the context requires, by a Mortgagor in connection with a Principal Prepayment.

     "Primary Servicing Office": The offices of the Master Servicer or the Special Servicer, as the context may require, that are primarily responsible for such party's servicing obligations hereunder. As of the Closing Date, the Primary Servicing Office of each of the Master Servicer and the Special Servicer is located at 650 Dresher Road, Horsham, Pennsylvania 19044-8015, 100 South Wacker Drive, Suite 400, Chicago, Illinois 60606, and 550 California Street, 14th Floor, San Francisco, California 94104.

     "Prime Rate": The "prime rate" published in the "Money Rates" section of The Wall Street Journal, as such "prime rate" may change from time to time. If The Wall Street Journal ceases to publish the "prime rate," then the Master Servicer shall select an equivalent publication that publishes such "prime rate"; and if such "prime rate" is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then the Master Servicer shall select a comparable interest rate index. In either case, such selection shall be made by the Master Servicer in its sole discretion and the Master Servicer shall notify the Trustee and the Special Servicer in writing of its selection.

     "Principal Distribution Amount": With respect to any Distribution Date, the aggregate of the following (without duplication):

          (a) the aggregate of the principal portions of all Scheduled Payments (other than Balloon Payments) and the principal portion of any Assumed Scheduled Payments in respect of the Mortgage Loans for their respective Due Dates occurring during the related Collection Period;

          (b) the aggregate of all Principal Prepayments received on the Mortgage Loans during the related Collection Period;

          (c) with respect to any Mortgage Loan as to which the related Stated Maturity Date occurred during or prior to the related Collection Period, any payment of principal (exclusive of any amounts described in clause (d) below) made by or on behalf of the related Mortgagor during the related Collection Period (including any Balloon Payment), net of any portion of such payment that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or the principal portion of any Assumed Scheduled Payment deemed due, in respect of such Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered;

          (d) the aggregate of all Liquidation Proceeds, Insurance Proceeds, condemnation awards and proceeds of Mortgage Loan repurchases that were received on the Mortgage Loans during the related Collection Period and that were identified and applied by the Master Servicer as recoveries of principal of such Mortgage Loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or of the principal portion of any Assumed Scheduled Payment deemed due, in respect of the related Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered;

          (e) with respect to any REO Properties, the aggregate of the principal portions of all Assumed Scheduled Payments in respect of the related REO Loans for their respective Due Dates occurring during the related Collection Period;

          (f) with respect to any REO Properties, the aggregate of all Liquidation Proceeds, Insurance Proceeds and REO Revenues that were received during the related Collection Period on such REO Properties and that were identified and applied by the Master Servicer and/or Special Servicer as recoveries of principal of the related REO Loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any Scheduled Payment (other than a Balloon Payment) due, or of the principal portion of any Assumed Scheduled Payment deemed due, in respect of the related REO Loan or the predecessor Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered; and

          (g) if such Distribution Date is subsequent to the initial Distribution Date, the excess, if any, of the Principal Distribution Amount for the immediately preceding Distribution Date, over the aggregate distributions of principal made on the Certificates on such immediately preceding Distribution Date pursuant to Section 4.01.

     "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan that is received in advance of its scheduled Due Date; and provided that it shall not include a payment of principal that is accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     "Prospectus": The prospectus dated February 25, 1998, as supplemented by the Prospectus Supplement, relating to the Registered Certificates.

     "Prospectus Supplement": The prospectus supplement dated March 25, 1998 relating to the Registered Certificates.

     "Protective Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred by or on behalf of the Master Servicer or the Trustee (to the extent not reimbursed by the Master Servicer) pursuant to
Section 3.03(d), to the extent that the related Reserve Funds or excess cash flow after scheduled debt service on the related Mortgage Loan are insufficient, and the payment of which is necessary to avoid a Tenant exercising a Maintenance Right or Additional Right, under a Double Net Lease or Triple Net Lease.

     "Protective Advance Rate": The Reimbursement Rate plus 2.0%.

     "Public Rating Report": The report setting forth the information set forth on Exhibit T.

     "Purchase Price": With respect to any Mortgage Loan to be purchased by the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement, by the Majority Subordinate Certificateholder pursuant to Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to Section 3.18(c) or by the Depositor, the Special Servicer or the Master Servicer pursuant to Section 9.01 or to be otherwise sold pursuant to Section 3.18(d), a cash price equal to the outstanding principal balance of such Mortgage Loan as of the date of purchase, together with (a) all accrued and unpaid interest on such Mortgage Loan at the related Mortgage Rate to but not including the Due Date in the Collection Period of purchase plus any accrued interest on P&I Advances, (b) all related and unreimbursed Servicing Advances and Protective Advances plus any accrued interest thereon, (c) any reasonable costs and expenses incurred by the Trust Fund in connection with any such purchase by the Mortgage Loan Seller and (d) any other Additional Trust Fund Expenses in respect of such Mortgage Loan (except that Additional Trust Fund Expenses in respect of such Mortgage Loan allocable to any Class of Certificates owned by the Majority Subordinate Certificateholder shall not be included in the Purchase Price with respect to a purchase made by the Majority Subordinate Certificateholder pursuant to Section 3.18(b)); provided, that the Purchase Price shall not be reduced by any outstanding P&I Advance.

     "Qualified Insurer": An insurance company or security or bonding company qualified to write the related Insurance Policy in the relevant jurisdiction.

     "Quarterly Interest Reserve Account": The segregated account created and maintained by the Master Servicer pursuant to Section 3.04(c) on behalf of the Trustee in trust for Certificateholders, which shall be entitled "GMAC Commercial Mortgage Corporation," as Master Servicer for Norwest Bank Minnesota, National Association, as Trustee, on behalf of and in trust for the registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL."

     "Quarterly Pay Interest Deposit": With respect to each Quarterly Pay Loan and P&I Advance Date, an amount equal to one month's interest deemed to accrue at the related Mortgage Rate on the outstanding principal balance thereof as of the second preceding Deemed Due Date through the immediately preceding Deemed Due Date for such Quarterly Pay Loan.

     "Quarterly Pay Loan": Each Mortgage Loan that receives scheduled quarterly payments of principal and/or interest pursuant to the terms of the related Mortgage Note and is identified as a Quarterly Pay Loan on the Mortgage Loan Schedule.

     "Quarterly Pay Loan Interest Excess": With respect to each Quarterly Pay Loan and each P&I Advance Date to occur immediately following a Due Date for such Quarterly Pay Loan, (A) provided that that Master Servicer has received on a timely basis all principal and interest due on such Quarterly Pay Loan for the related Due Date and each prior Due Date, the amount of the Quarterly Interest Excess specified on Exhibit X for such Quarterly Pay Loan and such P&I Advance Date and (B) in the event the Master Servicer has not received on a timely basis all principal and interest due on such Quarterly Pay Loan for the related Due Date or any prior Due Date, the excess, if any of (i) the aggregate amount collected in respect of interest on such Quarterly Pay Loan for such Due Date over (ii) the sum of (a) the Trustee Fee, the Master Servicing Fee and the Special Servicing Fee allocable to such Quarterly Pay Loan for the related Collection Period and for the next two Collection Periods and (b) the Quarterly Pay Interest Deposit for such Quarterly Pay Loan on such P&I Advance Date and the Quarterly Interest Deposits for such Quarterly Pay Loan due on the next two P&I Advance Dates. With respect to each Quarterly Pay Loan and each P&I Advance Date to occur immediately following a Due Date on which all principal and interest on such Quarterly Pay Loan is paid in full, all amounts remaining in the Quarterly Interest Reserve Account in respect of such Quarterly Pay Loan.

     "Quarterly Payment": With respect to any Mortgage Loan that is a Quarterly Pay Loan, as of any Due Date, the scheduled quarterly payment of principal and interest or interest only on such Mortgage Loan, including any Balloon Payment, that is actually payable by the related Mortgagor from time to time under the terms of the related Mortgage Note (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Mortgagor or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20).

     "Rated Final Distribution Date": Solely for purposes of satisfying Treasury Regulations Section 1.860G-1(a)(4)(iii) and with respect to (i) each REMIC I Regular Interest, (ii) each REMIC II Regular Interest, (iii) each Class of Regular Certificates (other than the Class IO Certificates) and (iv) each Component, November 15, 2026.

     "Rating Agency": Each of DCR, Moody's and Standard & Poor's.

     "Realized Loss": With respect to: (1) each Defaulted Mortgage Loan as to which a Final Recovery Determination has been made, or with respect to any successor REO Loan as to which a Final Recovery Determination has been made as to the related REO Property, an amount (not less than zero) equal to (a) the unpaid principal balance of such Mortgage Loan or REO Loan, as the case may be, as of the commencement of the Collection Period in which the Final Recovery Determination was made, plus (b) without taking into account the amount described in subclause (1)(d) of this definition, all accrued but unpaid interest on such Mortgage Loan or REO Loan, as the case may be, at the related Mortgage Rate to but not including the Due Date in the Collection

Period in which the Final Recovery Determination was made, plus (c) any related unreimbursed Servicing Advances as of the commencement of the Collection Period in which the Final Recovery Determination was made, together with any new related Servicing Advances made during such Collection Period, minus (d) all payments and proceeds, if any, received in respect of such Mortgage Loan or REO Loan, as the case may be, during the Collection Period in which such Final Recovery Determination was made; (2) each Defaulted Mortgage Loan as to which any portion of the principal or previously accrued interest payable thereunder was canceled in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20, the amount of such principal or interest so canceled; and (3) each Mortgage Loan as to which the Mortgage Rate thereon has been permanently reduced and not recaptured for any period in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20, the amount of the consequent reduction in the interest portion of each successive Periodic Payment due thereon. Each such Realized Loss determined pursuant to clause (3) above shall be deemed to have been incurred on the Due Date for each affected Periodic Payment.

     "Record Date": With respect to any Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

     "Recovery Fee": With respect to each Specially Serviced Mortgage Loan, Workout Mortgage Loan and REO Loan, the fee payable to the Special Servicer out of certain related principal recoveries pursuant to the second paragraph of
Section 3.11(c).

     "Registered Certificate": Any Class A-1, Class A-2, Class A-3, Class A-PO, Class B, Class C, Class D, Class E and Class IO Certificates.

     "Regular Certificate": Any REMIC III Certificate other than a Class R-III Certificate.

     "Reimbursement Rate": The rate per annum applicable to the accrual of interest on Servicing Advances in accordance with Section 3.03(e) and on P&I Advances in accordance with Section 4.03(d), which rate per annum is equal to the Prime Rate.

     "REMIC": A "real estate mortgage investment conduit" as defined in Section 860D of the Code.

     "REMIC I": The segregated pool of assets subject hereto, constituting the primary trust created hereby and to be administered hereunder with respect to which a separate REMIC election is to be made and, consisting of: (i) the Mortgage Loans as from time to time are subject to this Agreement and all payments under and proceeds of such Mortgage Loans received (excluding (X) payments of principal and interest due, and principal prepayments received, on or before the Cut-Off Date, (Y) any interest payable on the Mortgage Loans which is attributable to any portion of a Servicing Fee that is deemed to be in excess of the amount which constitutes reasonable servicing compensation within the meaning of the REMIC Provisions, and (Z) the

Reserve Funds in the Reserve Accounts), together with all documents included in the related Mortgage Files and any Escrow Payments; (ii) any REO Property acquired in respect of a Mortgage Loan; (iii) such funds or assets as from time to time are deposited in the Certificate Account, the Distribution Account, the Quarterly Interest Reserve Account and, if established, the REO Account (other than amounts excluded pursuant to clause (i) above); and (iv) the rights of the Depositor under each of the Mortgage Loan Purchase Agreements.

     "REMIC I Discount Regular Interest": Any of the REMIC I Regular Interests which relate to a particular Discount Mortgage Loan as described in the Preliminary Statement hereto.

     "REMIC I Non-Discount Regular Interest": Any of the REMIC I Regular Interests which relate to a particular Non-Discount Mortgage Loan as described in the Preliminary Statement hereto.

     "REMIC I PO Regular Interest": The single REMIC I Regular Interest having a REMIC I Remittance Rate of 0% and an initial Uncertificated Principal Balance of $1,469,667 as described in the Preliminary Statement hereto.

     "REMIC I Regular Interest": Any of the separate non-certificated beneficial ownership interests in REMIC I issued hereunder and designated as a "regular interest" in REMIC I, as described in the Preliminary Statement hereto.

     "REMIC I Remittance Rate": With respect to (a) any REMIC I Discount Regular Interest, 6.75%, (b) the REMIC I PO Regular Interest, 0%, and (c) any REMIC I Non-Discount Regular Interest, the Net Mortgage Rate as of the Cut-Off Date for the related Non-Discount Mortgage Loan (or any successor REO Loan) to which such REMIC I Non-Discount Regular Interest relates.

     "REMIC II": The segregated pool of assets consisting of all of the REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of REMIC III, as holder of the REMIC II Regular Interests, and the Holders of the Class R-II Certificates pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

     "REMIC II Regular Interest": Any of the separate non-certificated beneficial ownership interests in REMIC II issued hereunder and designated as a "regular interest" in REMIC II. Each REMIC II Regular Interest shall accrue interest at the related REMIC II Remittance Rate in effect from time to time, and shall be entitled to distributions of principal, subject to the terms and conditions hereof, in an aggregate amount equal to its initial Uncertificated Principal Balance as set forth in the Preliminary Statement hereto. The designations for the respective REMIC II Regular Interests are set forth in the Preliminary Statement hereto.

     "REMIC II Remittance Rate": With respect to (a)_the REMIC II Class Q Regular Interest, 0%, and (b)_each REMIC II Regular Interest other than the REMIC II Class Q Regular Interest for any Distribution Date, the Weighted Average Effective REMIC I Remittance Rate for such Distribution Date.

     "REMIC III": The segregated pool of assets consisting of all of the REMIC II Regular Interests conveyed in trust to the Trustee for the benefit of the Holders of the REMIC III Certificates pursuant to Section 2.08, with respect to which a separate REMIC election is to be made.

     "REMIC III Certificate": Any Class A-1, Class A-2, Class A-3, Class A-PO, Class IO, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K or Class R-III Certificate.

     "REMIC Administrator": The Trustee or any REMIC administrator appointed pursuant to Section 8.14.

     "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final Treasury Regulations and any published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

     "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.


     "REO Account": A segregated account or accounts created and maintained by the Special Servicer pursuant to Section 3.16 on behalf of the Trustee in trust for the Certificateholders, which shall be entitled "GMAC Commercial Mortgage Corporation," as Special Servicer, in trust for Holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL.".

     "REO Acquisition": The acquisition of any REO Property pursuant to Section 3.09.

     "REO Disposition": The sale or other disposition of any REO Property pursuant to Section 3.18(d).

     "REO Extension": As defined in Section 3.16(a).

     "REO Loan": The mortgage loan deemed for purposes hereof to be outstanding with respect to each REO Property. Each REO Loan shall be deemed to provide for monthly payments of principal and/or interest equal to its Assumed Scheduled Payment and otherwise to have the same terms and conditions as its predecessor Mortgage Loan (such terms and conditions to be applied without regard to the default on such predecessor Mortgage Loan). Each REO Loan shall be deemed to have an initial unpaid principal balance and Stated Principal Balance equal to the unpaid principal balance and Stated Principal Balance, respectively, of its predecessor Mortgage Loan as of the date of the related REO Acquisition. All Scheduled Payments (other than a Balloon Payment), Assumed Scheduled Payments (in the case of a Balloon Mortgage Loan delinquent in respect of its Balloon Payment) and other amounts due and owing, or deemed to be due and owing, in respect of the predecessor

Mortgage Loan as of the date of the related REO Acquisition, shall be deemed to continue to be due and owing in respect of an REO Loan. Collections in respect of each REO Loan (after provision for amounts to be applied to the payment of, or to be reimbursed to the Master Servicer, the Special Servicer or the Trustee for the payment of, the costs of operating, managing and maintaining the related REO Property or for the reimbursement to the Master Servicer or the Trustee for other related Servicing Advances or Protective Advances) shall be treated: first, as a recovery of accrued and unpaid interest on such REO Loan at the related Mortgage Rate to but not including the Due Date in the Collection Period of receipt; second, as a recovery of principal of such REO Loan to the extent of its entire unpaid principal balance; and third, in accordance with the normal servicing practices of the Master Servicer, as a recovery of any other amounts due and owing in respect of such REO Loan. Notwithstanding the foregoing, all amounts payable or reimbursable to the Master Servicer, the Special Servicer or the Trustee in respect of the predecessor Mortgage Loan as of the date of the related REO Acquisition, including, without limitation, any unpaid Servicing Fees and Special Servicing Fees and any unreimbursed Servicing Advances and P&I Advances, together with any interest accrued and payable to the Master Servicer, the Special Servicer or the Trustee in respect of such Servicing Advances and P&I Advances in accordance with Sections 3.03(e) and 4.03(d), shall continue to be payable or reimbursable to the Master Servicer, the Special Servicer or the Trustee, as the case may be, in respect of an REO Loan pursuant to Section 3.05(a).

     "REO Property": A Mortgaged Property acquired on behalf of the Trust Fund in the name of the Trustee for the benefit of the Certificateholders through foreclosure, acceptance of a deed-in-lieu of foreclosure or otherwise in accordance with applicable law in connection with the default or imminent default of a Mortgage Loan.

     "REO Revenues": All income, rents, profits and proceeds derived from the ownership, operation or leasing of any REO Property.

     "REO Status Report": A report substantially containing the content described in Exhibit O attached hereto, setting forth, among other things, with respect to each REO Property that was included in the Trust Fund as of the close of business on the Determination Date immediately preceding the preparation of such report, (i) the acquisition date of such REO Property, (ii) the amount of income collected with respect to such REO Property (net of related expenses) and other amounts, if any, received on such REO Property during the related Collection Period and (iii) the value of the REO Property based on the most recent appraisal or other valuation thereof available to the Special Servicer as of such Determination Date (including any prepared internally by the Special Servicer).

     "REO Tax": As defined in Section 3.17(a).

     "Request for Release": A request signed by a Servicing Officer, as applicable, of the Master Servicer in the form of Exhibit D-1 attached hereto or of the Special Servicer in the form of Exhibit D-2 attached hereto.

     "Required Appraisal": With respect to each Required Appraisal Mortgage Loan, an Independent appraisal of the related Mortgaged Property prepared in accordance with FIRREA and conducted in accordance with the standards of the Appraisal Institute from an Independent Appraiser selected by the Special Servicer.

     "Required Appraisal Mortgage Loan": Each Mortgage Loan (i) that is sixty
(60) days or more delinquent in respect of any Periodic Payments, (ii) that is an REO Loan as to which the related REO Property is acquired on behalf of the Trust Fund, (iii) that has been modified by the Special Servicer to reduce the amount of any Periodic Payment, other than a Balloon Payment, (iv) to which a receiver is appointed and continues in such capacity in respect of the related Mortgage Property, (v) the Mortgagor of which shall have filed a petition or been subjected to the appointment of a conservator or receiver or liquidator in any insolvency or related proceeding or (vi) a Balloon Payment with respect to which is due and has not been paid on its Stated Maturity Date.

     "Required Appraisal Value": An amount equal to 90% of the Appraised Value (net of any prior liens and estimated liquidation expenses) of the Mortgaged Property related to the subject Required Appraisal Mortgage Loan as determined by a Required Appraisal or any letter update of such Required Appraisal; and provided further that for purposes of determining any Appraisal Reduction Amount in respect of such Required Appraisal Mortgage Loan, such Appraisal Reduction Amount shall be amended annually to reflect the Required Appraisal Value determined pursuant to any Required Appraisal or letter update of a Required Appraisal conducted subsequent to the original Required Appraisal performed pursuant to Section 3.09(a).

     "Reserve Account": The account or accounts created and maintained pursuant to Section 3.03(c).

     "Reserve Funds": With respect to any Mortgage Loan, any amounts delivered by the related Mortgagor to be held in escrow by or on behalf of the mortgagee representing reserves for repairs, capital improvements and replacements to the related Mortgaged Property (including any furniture, fixture or equipment reserves and any other resources established with respect to environmental testing and remediation, and tenant improvements, leasing commissions and leasing concessions), and with respect to each Construction Loan, the Construction Reserves and the Capitalized Interest Payments if any, made by the related Mortgagor in respect of interest due under the related Credit Lease.

     "Residual Certificate": A Class R-I, Class R-II or Class R-III Certificate.

     "Responsible Officer": When used with respect to the Trustee, any officer or assistant officer in the Corporate Trust Department of the Trustee or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom a particular matter is referred by the Trustee because of such officer's knowledge of and familiarity with the particular subject.

     "RVI Policy": A non-cancelable residual value insurance policy that guaranties the Balloon Payment on each Insured Balloon Loan issued by R.V.I. American Insurance Company or its successors and assigns.

     "Scheduled Payment": With respect to any Mortgage Loan, for any Due Date following the Cut-Off Date as of which it is outstanding, the scheduled monthly payment of principal and interest on such Mortgage Loan that is or would be, as the case may be, payable by the related Mortgagor on such Due Date under the terms of the related Mortgage Note as in effect on the Closing Date, but without regard to any subsequent change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20.

     "Securities Act": The Securities Act of 1933, as amended.

     "Senior Certificate": Any Class A-1, Class A-2, Class A-3 and Class IO Certificate.

     "Sequential Pay Certificate": Any Class A-1, Class A-2, Class A-3, Class A-PO, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J or Class K Certificates.

     "Servicing Account": The account or accounts created and maintained pursuant to Section 3.03(a).

     "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred by or on behalf of the Master Servicer, the Special Servicer or the Trustee (to the extent not reimbursed by the Master Servicer) in connection with the servicing of a Mortgage Loan, or in connection with the administration of any REO Property, including, but not limited to, the cost of (a) compliance with the obligations of the Master Servicer and the Special Servicer, if any, set forth in Section 3.03(d), (b) the preservation, insurance, restoration, protection and management of a Mortgaged Property, including the cost of any "forced placed" insurance policy purchased by the Master Servicer to the extent such cost is allocable to a particular Mortgaged Property that the Master Servicer or the Special Servicer is required to cause to be insured pursuant to Section 3.07(a), (c) obtaining any Insurance Proceeds or any Liquidation Proceeds of the nature described in clauses (i)-(v) of the definition of "Liquidation Proceeds," (d) any enforcement or judicial proceedings with respect to a Mortgaged Property, including, without limitation, foreclosures, (e) any Required Appraisal or other appraisal, (f) the operation, management, maintenance and liquidation of any REO Property, including, without limitation, appraisals, (g) compliance with the obligations of the Master Servicer or the Trustee set forth in Section 2.03(a) and (h) certain consultant expenses set forth in Section 3.19(b). Notwithstanding anything to the contrary, "Servicing Advances" shall not include allocable overhead of the Master Servicer or the Special Servicer, which shall include costs for office space, office equipment, supplies and related expenses, employee salaries and related expenses and similar internal costs and expenses.

     "Servicing Fee": The Master Servicing Fee and the Special Servicing Fee.

     "Servicing File": Any documents (other than documents required to be part of the related Mortgage File) in the possession of the Depositor (and delivered to the Master Servicer or Special Servicer) and relating to the origination and servicing of any Mortgage Loan, including appraisals, surveys, engineering reports and environmental reports.

     "Servicing Officer": Any officer or employee of the Master Servicer or the Special Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signature appear on a list of servicing officers furnished by such party to the Trustee and the Depositor on the Closing Date, as such list may be amended from time to time.

     "Servicing Standard": The Master Servicer and the Special Servicer shall each service and administer the Mortgage Loans that it is obligated to service and administer pursuant to this Agreement on behalf of the Trustee and in the best interests of and for the benefit of the Certificate holders (as determined by the Master Servicer or the Special Servicer as the case may be in its good faith and reasonable judgment), in accordance with applicable law, the terms of this Agreement and the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, further as follows: (i) with the same skill, care and diligence as is normal and usual in its general mortgage servicing and asset management activities on behalf of third parties or on behalf of itself, whichever is higher, with respect to mortgage loans and REO Properties that are comparable to the Mortgage Loans; (ii) with a view to the timely collection of all scheduled payments and interest under the Mortgage Loans -- or if a Mortgage Loan comes into and continues in default and if in the good faith reasonable judgment of the Special Servicer, no satisfactory arrangements can be made for the collection of the delinquent payments, the maximization of the recovery on such Mortgage Loan to the Certificateholders (as a collective whole) on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Net Mortgage Rate); and (iii) without regard to (A) any relationship that the Master Servicer or the Special Servicer, as the case may be, or any Affiliate thereof may have with the related Mortgagor, (B) the ownership of any Certificate by the Master Servicer or the Special Servicer, as the case may be, or by any Affiliate thereof, (C) the Master Servicer's obligation to make Advances, and (D) the right of the Master Servicer or the Special Servicer, as the case may be, (or any Affiliate thereof) to receive reimbursement of costs, or the sufficiency of any compensation payable to it, hereunder or with respect to any particular transaction (the conditions set forth in the immediately foregoing clauses (i), (ii) and (iii), the "Servicing Standard").

     "Servicing Transfer Event": With respect to any Mortgage Loan, the occurrence of any of the events described in clauses (a) through (h) of the definition of "Specially Serviced Mortgage Loan".

     "Single Certificate": For purposes of Section 4.02, a hypothetical Certificate of any Class of Regular Certificates evidencing a $1,000 denomination.

     "Special Servicer": GMAC Commercial Mortgage Corporation, its successor in interest, or any successor special servicer appointed as herein provided.

     "Special Servicing Fee": With respect to each Specially Serviced Mortgage Loan and each REO Loan, the fee designated as such and payable to the Special Servicer pursuant to the first paragraph of Section 3.11(c).

     "Special Servicing Fee Rate": With respect to each Specially Serviced Mortgage Loan and each REO Loan, 0.25% per annum.

     "Specially Serviced Mortgage Loan": Any Mortgage Loan as to which any of the following events have occurred:

     (a) the related Mortgagor shall have failed to make any Periodic Payment, which failure continues unremedied for 45 days (or, in the case of a Balloon Payment, if the Master Servicer receives written evidence from an institutional lender of such lender's commitment to refinance such Mortgage Loan and the related Mortgagor continues to make monthly payments of principal and interest in an amount at least equal to the Periodic Payment due on the Due Date immediately preceding the scheduled maturity date, such longer period (not to exceed 120 days) within which such refinancing will occur); or

     (b) the Master Servicer shall have determined, in its good faith reasonable judgment, based on communications with the related Mortgagor, that a default in making a Periodic Payment is likely to occur within 30 days and is likely to remain unremedied for at least 60 days (or, in the case of a Balloon Payment, if the Master Servicer has received written evidence from an institutional lender of such lender's commitment to refinance such Mortgage Loan and if the Master Servicer reasonably expects the related Mortgagor to continue to make monthly payments of principal and interest in an amount at least equal to the Periodic Payment due on the Due Date immediately preceding the scheduled maturity date, such longer period (not to exceed 120 days) within which such refinancing will occur); or

     (c) there shall have occurred a default (other than as described in clauses (a) above or (h) below) under the related Mortgage Loan documents or a default by the Mortgagor under the related Credit Lease that in the good faith reasonable judgment of the Master Servicer materially impairs the value of the Mortgaged Property as security for the Mortgage Loan or otherwise materially adversely affects the interests of Certificateholders and that continues unremedied for the applicable grace period under the terms of the Mortgage Loan (or, if no grace period is specified, for 30 days) provided that a Mortgage Loan will not be a Specially Serviced Mortgage Loan pursuant to this clause (c) solely because the Master

          Servicer makes a Protective Advance (unless such Protective Advance becomes a Nonrecoverable Protective Advance) in respect of such default; or

     (d) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the related Mortgagor and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

     (e) the related Mortgagor shall have consented to (or otherwise have been subjected to) the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to such Mortgagor or of or relating to all or substantially all of its property; or

     (f) the related Mortgagor shall have admitted in writing its inability to pay its debts generally as they become due, filed a petition to take advantage of any applicable insolvency or reorganization statute, made an assignment for the benefit of its creditors, or voluntarily suspended payment of its obligations;

     (g) the Master Servicer shall have received notice of the commencement of foreclosure or similar proceedings with respect to the related Mortgaged Property; or

     (h) there shall have occurred a default with respect to payment of insurance premiums or property taxes, including making escrow payments for the payment of real estate taxes and insurance premiums with respect to such Mortgage Loan that in the good faith reasonable judgment of the Master Servicer materially impairs (without regard to any Servicing Advance) the value of the Mortgaged Property as security for the Mortgage Loan or otherwise materially adversely affects the interests of Certificateholders and that continues unremedied for the applicable grace period under the terms of the Mortgage Loan (or, if no grace period is specified, for the lesser of thirty (30) days or ten (10) days prior to the date the insurance becomes cancelable or the taxes become delinquent) with respect to payment of insurance premiums or property taxes (except to the extent that the related Mortgagor is contesting in good faith the payment of such taxes in accordance with the terms of the Mortgage Loan);

provided, however, that a Mortgage Loan will cease to be a Specially Serviced Mortgage Loan:

     (w) with respect to the circumstances described in clause (a) above, when the related Mortgagor has made three consecutive full and timely Periodic Payments under the terms of such Mortgage Loan (as such terms may be changed or modified in connection with a bankruptcy or similar proceeding involving the related Mortgagor or by reason of a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20);

     (x) with respect to the circumstances described in clauses (b), (d), (e) and (f) above, when such circumstances cease to exist in the good faith reasonable judgment of the Special Servicer, but, with respect to any bankruptcy or insolvency proceedings described in clauses (d),
          (e) and (f), no later than 5 days following the entry of an order or decree dismissing such proceeding;

     (y) with respect to the circumstances described in clauses (c) or (h) above, when such default is cured; and

     (z) with respect to the circumstances described in clause (g) above, when such proceedings are terminated;

so long as at that time no circumstance identified in clauses (a) through (h) above exists that would cause the Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan.

     "Standard & Poor's": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor in interest. If neither such rating agency nor any successor remains in existence, "Standard & Poor's" shall be deemed to refer to such other nationally recognized statistical rating agency or other comparable Person designated by the Depositor, notice of which designation shall be given in writing to the Trustee, the Master Servicer and the Special Servicer, and specific ratings of Standard & Poor's Ratings Services herein referenced shall be deemed to refer to the equivalent ratings of the party so designated.

     "Startup Day": With respect to each of REMIC I, REMIC II and REMIC III, the day designated as such in Section 10.01(c).

     "State and Local Taxes": Taxes imposed by any states of Delaware, Minnesota, Pennsylvania, Illinois, California and New York and by any other state or local taxing authorities as may, by notice to the Trustee, assert jurisdiction over the trust fund or any portion thereof, or which, according to an Opinion of Counsel addressed to the Trustee, have such jurisdiction.

     "Stated Maturity Date": With respect to any Mortgage Loan, the Due Date specified in the Mortgage Note (as in effect on the Closing Date) on which the last payment of principal is due and payable under the terms of the Mortgage Note (as in effect on the Closing Date), without regard to any change in or modification of such terms in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment of such Mortgage Loan granted or agreed to by the Special Servicer pursuant to Section 3.20.

     "Stated Principal Balance": With respect to any Mortgage Loan (and any successor REO Loan), the Cut-Off Date Balance of such Mortgage Loan, as reduced on each Distribution Date (to not less than zero) by (i) all payments (or advances in lieu thereof) and other collections of principal of such Mortgage Loan (or successor REO Loan) that are due or received, as the case may be, during the related Collection Period and distributed to Certificateholders on such Distribution Date, and (ii) the principal portion of any Realized Loss incurred in respect of such Mortgage Loan (or successor or REO Loan) during the related Collection Period for such Distribution Date. Notwithstanding the foregoing, if a Liquidation Event occurs in respect of any Mortgage Loan or REO Property, then the "Stated Principal Balance" of such Mortgage Loan or of the related REO Loan, as the case may be, shall be zero commencing as of the Distribution Date in the Collection Period next following the Collection Period in which such Liquidation Event occurred.

     "Subordinated Certificate": Any Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J or Class K Certificate.

     "Sub-Servicer": Any Person with which the Master Servicer or the Special Servicer, as the case may be, has entered into a Sub-Servicing Agreement.

     "Sub-Servicing Agreement": The written contract between the Master Servicer or the Special Servicer, on the one hand, and any Sub-Servicer, on the other hand, relating to servicing and administration of Mortgage Loans as provided in
Section 3.22.

     "Tax Matters Person": With respect to each of the REMICs created hereunder, the Person designated as the "tax matters person" of such REMIC in the manner provided under Treasury Regulations Section 1.860F-4(d) and Temporary Treasury Regulations Section 301.6231(a)(7)-1T, which Person shall be the applicable Plurality Residual Certificateholder.

     "Tax Returns": With respect to (i) each of the REMICs created hereunder, the federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of each of REMIC I, REMIC II and REMIC III due to its classification as a REMIC under the REMIC Provisions, and (ii) with respect to any other portion of the Trust Fund that does not constitute part of REMIC I, REMIC II and REMIC III, Internal Revenue Service Form 1041, together, in each case, with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service under any applicable provisions of federal tax law or any other governmental taxing authority under applicable State and Local Tax laws.

     "Tenant": With respect to each Credit Lease, the lessee thereunder.

     "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

     "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     "Transferor": Any Person who is disposing by Transfer any Ownership Interest in a Certificate.

     "Triple Net Lease": Each Credit Lease identified as a Triple Net Lease on the Mortgage Loan Schedule.

     "Trust Fund": Collectively, (i) all of the assets of REMIC I, REMIC II and REMIC III, and (ii) any other interest on the Mortgage Loans which is attributable to any portion of a Servicing Fee that is deemed to be in excess of the amount of such Servicing Fee that constitutes reasonable servicing compensation within the meaning of the REMIC Provisions.

     "Trustee": Norwest Bank Minnesota, National Association, its successor in interest, or any successor trustee appointed as herein provided.

     "Trustee Fee": The fee designated as such and payable to the Trustee pursuant to Section 8.05.

     "Trustee Fee Rate": 0.005% per annum.

     "Trustee Liability": As defined in Section 8.05(b).

     "UCC": The Uniform Commercial Code in effect in the applicable jurisdiction.

     "UCC Financing Statement": A financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in any relevant jurisdiction.

     "Uncertificated Accrued Interest": With respect to any REMIC I Regular Interest, for any Distribution Date, one month's interest at the REMIC I Remittance Rate applicable to such REMIC I Regular Interest as of the commencement of the Collection Period for such Distribution Date, accrued on the Uncertificated Principal Balance of such REMIC I Regular Interest outstanding immediately prior to such Distribution Date and, to the extent permitted under applicable law, also on any Uncertificated Distributable Interest in respect of such REMIC I Regular Interest from prior Distribution Dates that was not previously deemed paid. With respect to any REMIC II Regular Interest, for any Distribution Date, one month's interest at the REMIC II Remittance Rate, applicable to such REMIC II Regular Interest accrued on the Uncertificated Principal Balance of such REMIC II Regular Interest outstanding immediately prior to such Distribution Date. Uncertificated Accrued Interest in respect of any REMIC I Regular Interest or any REMIC II Regular Interest shall accrue on the basis of a 360-day year consisting of twelve 30-day months.

     "Uncertificated Distributable Interest": With respect to any REMIC I Regular Interest for any Distribution Date, the Uncertificated Accrued Interest in respect of such REMIC I Regular Interest for such Distribution Date, reduced (to not less than zero) by the product of (i) any Net Aggregate Prepayment Interest Shortfall for such Distribution Date, multiplied by (ii) a fraction, the numerator of which is the Uncertificated Accrued Interest in respect of such REMIC I Regular Interests for such Distribution Date, and the denominator of which is the aggregate Uncertificated Accrued Interest in respect of all the REMIC I Regular Interest for such Distribution Date. With respect to any REMIC II Regular Interest for any Distribution Date, the Uncertificated Accrued Interest in respect of such REMIC II Regular Interest for such Distribution Date, reduced (to not less than zero) by the product of (i) any Net Aggregate Prepayment Interest Shortfall for such Distribution Date, multiplied by (ii) a fraction, expressed as a percentage, the numerator of which is the Uncertificated Accrued Interest in respect of such REMIC II Regular Interest for such Distribution Date, and the denominator of which is the aggregate Uncertificated Accrued Interest in respect of all the REMIC II Regular Interests for such Distribution Date.

     "Uncertificated Principal Balance": The principal amount of any REMIC I Regular Interest or REMIC II Regular Interest outstanding as of any date of determination. As of the Closing Date, (a) the Uncertificated Principal Balance of each REMIC I Discount Regular Interest shall equal the product of (i) the Cut-Off Date Balance of the related Discount Mortgage Loan and (ii) the difference between 1.0 and the Class A-PO Fraction for such Discount Mortgage Loan, (b) the Uncertificated Principal Balance of the REMIC I PO Regular Interest shall equal $1,469,667, and (c) the Uncertificated Principal Balance of each REMIC I Non-Discount Regular Interest shall equal the Cut-Off Date Balance of the related Non-Discount Mortgage Loan. As of the Cut-Off Date, the Uncertificated Principal Balance of each REMIC II Regular Interest shall equal the Original Class Principal Balance of the corresponding Class of REMIC III Certificates. On each Distribution Date, the Uncertificated Principal Balance of each REMIC II Regular Interest shall be reduced by all distributions of principal deemed to have been made thereon on such Distribution Date pursuant to
Section 4.01(i), and shall be further reduced on such Distribution Date by all Realized Losses and Additional Trust Fund Expenses deemed to have been allocated thereto on such Distribution Date pursuant to Section 4.04(b). On each Distribution Date, the Uncertificated Principal Balance of each REMIC I Regular Interest shall be reduced by all distributions of principal deemed to have been made in respect of such REMIC I Regular Interest on such Distribution Date pursuant to Section 4.01(j), and shall be further reduced on such Distribution Date by such Realized Losses and Additional Trust Fund Expenses deemed to have been allocated thereto on such Distribution Date pursuant to Section 4.04(c).

     "Underwriter": Merrill Lynch, Daiwa Securities America Inc. and Legg Mason Wood Walker, Incorporated.

     "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, an estate whose income is includible in gross income for United States federal income tax purposes regardless of its source, or a trust if a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. fiduciaries have the authority to control all substantial decisions of the trust, all within the meaning of Section 7701(a) of the Code.

     "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. At all times during the term of this Agreement, 100% of the Voting Rights shall be allocated among the Holders of the Sequential Pay Certificates in proportion to the respective Class Principal Balances of their Certificates. Voting Rights allocated to a Class of Certificateholders shall be allocated among such Certificateholders in proportion to the Percentage Interests evidenced by their respective Certificates. In addition, if any of the Master Servicer, the Special Servicer and any Affiliate thereof is the holder of any Certificate, neither the Master Servicer, the Special Servicer nor any Affiliate thereof, in its capacity as a Certificateholder, shall have Voting Rights with respect to matters concerning compensation affecting the Master Servicer or the Special Servicer. If the Mortgage Loan Seller or any Affiliate thereof is the initial holder of any Certificates, such holder shall have no Voting Rights in respect of such Certificates. The Class IO Certificates and Class R-I, Class R-II, Class R-III Certificates shall not have any Voting Rights.

     "Weighted Average Effective REMIC I Remittance Rate": With respect to any Distribution Date, the rate per annum equal to the weighted average, expressed as a percentage and rounded to eight decimal places, of the respective REMIC I Remittance Rates in respect of all of the REMIC I Regular Interests other than the REMIC I PO Regular Interest as of the commencement of the related Collection Period, weighted on the basis of the respective Uncertificated Principal Balances of such REMIC I Regular Interests outstanding immediately prior to such Distribution Date.

     "Workout Mortgage Loan": Each Specially Serviced Mortgage Loan for which the Special Servicer has engaged in the restructuring or workout of such Mortgage Loan, such that with the passage of time such Mortgage Loan may be a Corrected Mortgage Loan. A workout loan or restructured loan, shall not include a Mortgage Loan in which the related Tenant or Mortgagor in good faith performed a specific obligation, but due to clerical or technical errors (i.e. misdirected wire transfer, improper account crediting, etc.) did not fulfill the related obligations, but which the Special Servicer after reasonable inquiry and effort caused such Mortgage Loans to be corrected.

     "Yield Maintenance Charge": Payments paid or payable, as the context requires, on a Mortgage Loan as the result of a Principal Prepayment thereon, not otherwise due thereon in respect of principal or interest, which have been calculated (based on Scheduled Payments on such Mortgage Loan) to compensate the holder for reinvestment losses based on the aggregate payment of interest which would have accrued on such Mortgage Loan on each subsequent Due Date through the maturity date of such Mortgage Loan, at a rate calculated as the difference between the Mortgage Rate on such Mortgage Loan and the applicable U.S. treasury rate in effect on the date of Principal Prepayment thereof, discounted at a rate set forth in the related Mortgage Note at or near the time of prepayment. Any other prepayment premiums, penalties and fees not so calculated will not be considered "Yield Maintenance Charges."

                                   ARTICLE II
                          CONVEYANCE OF MORTGAGE LOANS;
                         REPRESENTATIONS AND WARRANTIES;
                        ORIGINAL ISSUANCE OF CERTIFICATES

     SECTION 2.01. Conveyance of Mortgage Loans.

     (a) The Depositor, concurrently with the execution and delivery hereof, does hereby assign, sell, transfer, set over and otherwise convey to the Trust Fund, without recourse, for the benefit of the Certificateholders (and for the benefit of the other parties to this Agreement as their respective interests may appear) all the right, title and interest of the Depositor, in, to and under (i) the Mortgage Loans, (ii) each of the Mortgage Loan Purchase Agreements and (iii) all other assets included or to be included in the Trust Fund. Such assignment includes all interest and principal received or receivable on or with respect to the Mortgage Loans and due after the Cut-Off Date. The transfer of the Mortgage Loans and the related rights and property accomplished hereby is absolute and, notwithstanding Section 11.07, is intended by the parties to constitute a sale.

     (b) In connection with the Depositor's assignment pursuant to Section 2.01(a) above, the Depositor shall direct, and hereby represents and warrants that it has directed, the Mortgage Loan Sellers pursuant to the applicable Mortgage Loan Purchase Agreement to deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby (with a copy to the Master Servicer), on or before the Closing Date, the Mortgage File for each Mortgage Loan so assigned. None of the Trustee, any Custodian, the Master Servicer or the Special Servicer shall be liable for any failure by the Mortgage Loan Seller or the Depositor to comply with the document delivery requirements of the respective Mortgage Loan Purchase Agreement and this Section 2.01 (b).

     (c) The Trustee shall, at the Depositor's expense and direction, as to each Mortgage Loan, promptly (and in any event within 45 days following the later of the Closing Date or the delivery of such assignments and UCC Financing Statements to the Custodian) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate and to the extent timely delivered to the Custodian in final, recordable form, each assignment of Mortgage, assignment of Assignment of Leases and any other recordable documents relating to the Mortgage Loan, in favor of the Trustee, as Trustee referred to in clause (iv) of the definition of "Mortgage File" and each UCC-2 and UCC-3 assignment in favor of the Trustee, as Trustee and so delivered to the Custodian and referred to in clause (viii) of the definition of "Mortgage File." Each such assignment shall reflect that it should be returned by the public recording office to the Custodian or its designee following recording, and each such UCC-2 and UCC-3 assignment shall reflect that the file copy thereof should be returned to the Custodian or its designee following filing (and the Custodian shall forward a copy of each document to Master Servicer upon receipt); provided, that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases the Custodian shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Trustee shall direct the appropriate Mortgage Loan Seller pursuant to the applicable Mortgage Loan Purchase Agreement promptly to prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter the Trustee shall upon receipt thereof cause the same to be duly recorded or filed, as appropriate.

     (d) All documents and records in the possession of the Depositor or the Mortgage Loan Sellers that relate to the Mortgage Loans and that are not required to be a part of a Mortgage File in accordance with the definition thereof shall be delivered to the Master Servicer (at the expense of the Depositor or the applicable Mortgage Loan Seller) on or before the Closing Date and shall be held by the Master Servicer on behalf of the Trustee in trust for the benefit of the Certificateholders.

     (e) In connection with the Depositor's assignment pursuant to Section 2.01(a) above, the Depositor shall deliver to the Custodian and the Master Servicer on or before the Closing Date a copy of a fully executed counterpart of the Mortgage Loan Purchase Agreement, as in full force and effect on the Closing Date.

     SECTION 2.02. Acceptance of the Trust Fund by Trustee.

     (a) The Trustee, by its execution and delivery of this Agreement, acknowledges receipt of the Depositor's assignment to it of its right, title and interest in the assets that constitute the Trust Fund, and further acknowledges receipt by it or a Custodian on its behalf, subject to the proviso in the definition of "Mortgage File" and the provisions of Section 2.01 and subject to the further review provided for in Section 2.02(b), of (i) the Mortgage File delivered to it for each Mortgage Loan and (ii) a copy of a fully executed counterpart of each Mortgage Loan Purchase Agreement, all in good faith and without notice of any adverse claim, and declares that it or a Custodian on its behalf holds and will hold such documents and the other documents received by it that constitute portions of the Mortgage Files, and that it holds and will hold the Mortgage Loans and other assets included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Custodian hereby certifies to each of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Mortgage Loan Sellers, that except as identified in a written notice, a copy of which shall have been delivered by the Custodian on or prior to the Closing Date to each of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Mortgage Loan Sellers, without regard to the proviso in the definition of "Mortgage File", each of the documents specified in clause (i) of the definition of Mortgage File are in its possession. In addition, within forty-five (45) Business Days after the Closing, the Trustee or the Custodian on its behalf will review the Mortgage Files and certify to each of the Depositor, the Master Servicer, the Special Servicer and the Mortgage Loan Sellers that, except as specifically identified in the Schedule of Exceptions to Mortgage File Delivery in substantially the form annexed hereto as Exhibit C, (i) without regard to the proviso in the definition of "Mortgage File," all documents specified in clauses (i) through (v) and (vii), and to the extent provided in the related Mortgage File actually known by a Responsible Officer of the Trustee to be required, clauses (vi) and (viii) of the definition of "Mortgage File" are in its possession, (ii) all documents delivered or caused to be delivered by the Mortgage Loan Sellers constituting the related Mortgage File have been reviewed by it and appear regular on their face and appear to relate to such Mortgage Loan, and (iii) based on such examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (ii), (v) and (vi)(B) of the definition of "Mortgage Loan Schedule" is correct. Notwithstanding the above, the Custodian may deliver a revised Schedule of Exceptions to Mortgage File Delivery to the Depositor within 45 days after the Closing Date. Such revised schedule shall be treated as if it was attached hereto as Exhibit C.

     (b) Within 90 days after the Closing Date, the Custodian shall certify in writing to each of the Depositor, the Master Servicer, the Special Servicer, the Trustee and Mortgage Loan Seller that, as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan as to which a Liquidation Event has occurred or any Mortgage Loan specifically identified in any exception report annexed thereto as not being covered by such certification): (i) all documents specified in clauses (i) through (v) and (vii) and, to the extent provided in the related Mortgage File, clauses (vi) and (viii) of the definition of "Mortgage File" are in its possession, (ii) all documents received by it in respect of such Mortgage Loan have been reviewed by it and appear regular on their face and appear to relate to such Mortgage Loan, and (iii) based on the examinations referred to in Section 2.02(a) above and this Section 2.02(b) and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule with respect to the items specified in clauses (ii), (v) and
(vi)(B) of the definition of "Mortgage Loan Schedule" is correct.

     (c) None of the Trustee, the Master Servicer, the Special Servicer or any Custodian is under any duty or obligation to inspect, review or examine any of the documents, instruments, certificates or other papers relating to the Mortgage Loans delivered to it to determine that the same are valid, legal, effective, genuine, enforceable, in recordable form, sufficient or appropriate for the represented purpose or that they are other than what they purport to be on their face.

     SECTION 2.03. Mortgage Loan Seller's Repurchase of Mortgage Loans for
                   Document Defects and Breaches of Representations and Warranties.

     (a) If any party hereto discovers that any document or documents constituting a part of a Mortgage File has not been properly executed, is missing, contains information that does not conform in any respect with the corresponding information set forth in the Mortgage Loan Schedule, or does not appear to be regular on its face (each, a "Document Defect"), or discovers or receives notice of a breach of any representation or warranty relating to the Mortgage Loans set forth in the applicable Mortgage Loan Purchase Agreement (a "Breach"), and such Document Defect or Breach, as the case may be, materially and adversely affects the interests of the Certificateholders or the value of the affected Mortgage Loan, such party shall give prompt written notice to the other parties hereto and to the Rating Agencies. Promptly upon becoming aware of any such Document Defect or Breach (including through such written notice provided by any party hereto, as provided above), the Trustee shall request that the Mortgage Loan Seller, not later than 90 days from such Mortgage Loan Seller's receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days of any party to this Agreement discovering such Document Defect or Breach), if such Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interest of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period in accordance with the Mortgage Loan Purchase Agreement; provided, however, that if such Document Defect or Breach is capable of being cured but not within such 90-day period, such Document Defect or Breach does not relate to the Mortgage Loan not being treated as a "qualified mortgage" within the meaning of the REMIC Provisions, and such Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, such Mortgage Loan Seller shall (A) with respect to any Breach, have an additional 90 day period to complete such cure (or failing such cure, to complete such repurchase) and (B) with respect to any Document Defect, have additional 90 day periods up to but not extending beyond the second anniversary of the Closing Date to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period such Mortgage Loan Seller shall have delivered an Officer's Certificate to the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions such Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that such Mortgage Loan Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period. If the affected Mortgage Loan is to be repurchased, the Master Servicer shall designate the Certificate Account as the account to which funds in the amount of the Purchase Price are to be wired. Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis and will no longer be subject to the terms of this Agreement. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date. Any reasonable out-of-pocket expense incurred by the Master Servicer or the Trustee, as the case may be, in carrying out its duties pursuant to this Section 2.03(a) shall constitute a Servicing Advance.

     (b) In connection with any repurchase of a Mortgage Loan contemplated by this Section 2.03, the Trustee, the Custodian, the Master Servicer and the Special Servicer shall each tender to the appropriate Mortgage Loan Seller, upon delivery to each of them of a receipt executed by such Mortgage Loan Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to such Mortgage Loan Seller or its designee in the same manner, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which documents were previously assigned to the Trustee; provided, that such tender by the Trustee shall be conditioned upon its receipt from the Master Servicer of a Request for Release. The Master Servicer shall, and is hereby authorized and empowered by the Trustee to, prepare, execute and deliver in its own name, on behalf of the Certificateholders and the Trustee or any of them, the endorsements and assignments contemplated by this Section 2.03, and the Trustee shall execute and deliver any powers of attorney that are prepared and delivered to the Trustee by the Master Servicer and are necessary to permit the Master Servicer to do so.

     (c) Each Mortgage Loan Purchase Agreement provides the sole remedies available to the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect or Breach with respect to the Mortgage Loans purchased by the Depositor thereunder.

     SECTION 2.04. Representations and Warranties of Depositor.

     (a) The Depositor hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, and to the Master Servicer and the Special Servicer, as of the Closing Date, that:

          (i) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and possesses all licenses and authorizations necessary to carry on its business.

          (ii) The execution and delivery of this Agreement by the Depositor, and the performance and compliance with the terms of this Agreement by the Depositor, does not and will not violate the Depositor's certificate of incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) No consent, approval or authorization of or designation, declaration, notice or filing with any governmental authority, corporation, person or firm on the part of the Depositor is required in connection with the valid execution and delivery of this Agreement or the consummation of any other transactions contemplated hereby.

          (iv) The Depositor has the full power and authority to carry on its business as now being conducted and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (v) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against the Depositor in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (vi) The Depositor is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Depositor's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

          (vii) The transfer of the Mortgage Loans to the Trust Fund as contemplated herein requires no regulatory approval, other than any such approvals as have been obtained, and is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

          (viii) No litigation is pending or, to the best of the Depositor's knowledge, threatened against the Depositor that, if determined adversely to the Depositor, would prohibit the Depositor from entering into this Agreement or, in the Depositor's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Depositor to perform its obligations under this Agreement or the financial condition of the Depositor.

          (ix) Immediately prior to the transfer of the Mortgage Loans to the Trust Fund pursuant to this Agreement, (A) the Depositor has good and marketable title to, and is the sole owner and holder of, each Mortgage Loan; and (B) the Depositor has full right and authority to sell, assign and transfer the Mortgage Loans.

          (x) The Depositor is transferring the Mortgage Loans to the Trust Fund free and clear of any liens, pledges, charges and security interests.

     (b) The representations and warranties of the Depositor set forth in
Section 2.04(a) shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties and to the Rating Agencies.

     SECTION 2.05. Execution, Authentication and Delivery of Class R-I
                   Certificates; Creation of REMIC I Regular Interests.

     The Trustee hereby acknowledges the assignment to it in its capacity as Trustee of the assets included in the Trust Fund. Concurrently with such assignment and in exchange therefor, (a) the Trustee agrees to hold a portion of each of the Mortgage Loans as part of REMIC I and (b) the Certificate Registrar, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, and the Authenticating Agent has authenticated and delivered to or upon the order of the Depositor, the Class R-I Certificates in authorized denominations. The interests evidenced by the Class R-I Certificates, together with the REMIC I Regular Interests, constitute the entire beneficial ownership of REMIC I. The rights of the Class R-I Certificateholders and REMIC II (as Holder of the REMIC I Regular Interests) to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the REMIC I Regular Interests, respectively, and all ownership interests evidenced or constituted by the Class R-I Certificates and the REMIC I Regular Interests, shall be as set forth in this Agreement.

     SECTION 2.06. Conveyance of REMIC I Regular Interests; Acceptance of REMIC
                   II by Trustee.

     The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all the right, title and interest of the Depositor in and to the REMIC I Regular Interests to the Trust Fund for the benefit of the respective Holders of the REMIC II Regular Interests and the Class R-II Certificates. The Trustee acknowledges the assignment to it of the right, title and interest of the Depositor in the REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the REMIC II Regular Interests and the Class R-II Certificates.

     SECTION 2.07. Execution, Authentication and Delivery of Class R-II
                   Certificates.

     The Trustee pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, as the Certificate Registrar, authenticated, as the Authenticating Agent, and delivered to or upon the written order of the Depositor, the Class R-II Certificates in authorized denominations.

     SECTION 2.08. Conveyance of REMIC II Regular Interests; Acceptance of REMIC
                   III by Trustee.

     The Depositor, as of the Closing Date, and concurrently with the execution and delivery of this Agreement, does hereby assign without recourse all the right, title and interest of the Depositor in and to the REMIC II Regular Interests to the Trust Fund for the benefit of the Holders of the REMIC III Certificates. The Trustee acknowledges the assignment to it of the REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of the REMIC III Certificates.

     SECTION 2.09. Execution, Authentication and Delivery of REMIC III
                   Certificates.

     Concurrently with the assignment to it of the REMIC II Regular Interests and in exchange therefor, the Certificate Registrar has executed, and the Trustee, as the Authenticating Agent, has authenticated and delivered to or upon the written order of the Depositor, the REMIC III Certificates in authorized denominations evidencing the entire beneficial ownership of REMIC III. The rights of the holders of the respective Classes of REMIC III Certificates to receive distributions from the proceeds of REMIC III in respect of their REMIC III Certificates, and all ownership interests evidenced or constituted by the respective Classes of REMIC III Certificates in such distributions, shall be as set forth in this Agreement.

                                   ARTICLE III
                          ADMINISTRATION AND SERVICING
                                OF THE TRUST FUND

     SECTION 3.01. Administration of the Mortgage Loans.

     (a) Each of the Master Servicer and the Special Servicer shall service and administer the Mortgage Loans that each is obligated to service and administer pursuant to this Agreement on behalf of the Trust Fund, for the benefit of the Certificateholders, in accordance with any and all applicable laws, the terms of this Agreement and the terms of the respective Mortgage Loans and, to the extent consistent with the foregoing, in accordance with the Servicing Standard. Without limiting the foregoing, and subject to Section 3.21, (i) the Master Servicer shall service and administer all Mortgage Loans that are not Specially Serviced Mortgage Loans, and (ii) the Special Servicer shall service and administer each Specially Serviced Mortgage Loan and REO Property and shall render such services with respect to all Mortgage Loans and REO Properties as are specifically provided for herein. All references herein to the respective duties of the Master Servicer and the Special Servicer, and to the areas in which they may exercise discretion, shall be subject to Section 3.21.

     (b) Subject to Sections 3.01(a) and 6.09, the Master Servicer and the Special Servicer each shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, each of the Master Servicer and the Special Servicer, in its own name, with respect to each of the Mortgage Loans it is obligated to service hereunder, is hereby authorized and empowered by the Trustee to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, (i) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien created by any Mortgage or other security document in the related Mortgage File on the related Mortgaged Property and related collateral;
(ii) in accordance with the Servicing Standard and subject to Section 3.20, any and all modifications, waivers, amendments or consents to or with respect to any documents contained in the related Mortgage File; and (iii) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments. Subject to Section 3.10, the Trustee shall, at the written request of the Master Servicer or the Special Servicer, promptly execute any limited powers of attorney and other documents furnished by the Master Servicer or the Special Servicer that are necessary or appropriate to enable them to carry out their servicing and administrative duties hereunder.

     (c) The relationship of each of the Master Servicer and the Special Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venture, partner or agent.

     SECTION 3.02. Collection of Mortgage Loan Payments.

     (a) Each of the Master Servicer or the Special Servicer shall undertake reasonable efforts to collect all payments required under the terms and provisions of the Mortgage Loans it is obligated to service hereunder and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures in accordance with the Servicing Standard. Consistent with the foregoing, the Special Servicer, with regard to a Specially Serviced Mortgage Loan, or the Master Servicer, with regard to a Mortgage Loan that is not a Specially Serviced Mortgage Loan, may waive any default interest or late payment charge in connection with any payment on a Mortgage Loan.

     (b) All amounts collected in respect of any Mortgage Loan in the form of payments from Mortgagors, Liquidation Proceeds (insofar as such Liquidation Proceeds are of the nature described in clauses (i) through (iii) of the definition thereof) or Insurance Proceeds shall be applied to either amounts due and owing under the related Mortgage Note and Mortgage (including, without limitation, for principal and accrued and unpaid interest) in accordance with the express provisions of the related ground lease or Mortgage Note and Mortgage or, if required pursuant to the express provisions of the related Mortgage, or as determined by the Master Servicer or Special Servicer in accordance with the Servicing Standard, to the repair or restoration of the related Mortgaged Property, and, in the absence of such express provisions, shall be applied for purposes of this Agreement: first, as a recovery of any related and unreimbursed Advances in respect of the related Mortgaged Property plus interest accrued thereon; second, as a recovery of accrued and unpaid interest, to the extent such amounts have not been previously advanced, at the related Mortgage Rate on such Mortgage Loan; third, as a recovery of principal of such Mortgage Loan then due and owing, to the extent such amounts have not been previously advanced, including, without limitation, by reason of acceleration of the Mortgage Loan following a default thereunder; fourth, in accordance with the normal servicing practices of the Master Servicer, as a recovery of any other amounts then due and owing under such Mortgage Loan, including, without limitation, late charges, Prepayment Premiums and default interest; and fifth, as a recovery of any remaining principal of such Mortgage Loan to the extent of its entire remaining unpaid principal balance. All amounts collected on any Mortgage Loan in the form of Liquidation Proceeds of the nature described in clauses (iv) through (vi) of the definition thereof shall be deemed to be applied: first, as a recovery of any related and unreimbursed Advances plus interest accrued thereon; second, as a recovery of accrued and unpaid interest, to the extent such amounts have not been previously advanced, at the related Mortgage Rate on such Mortgage Loan to but not including the Due Date in the Collection Period of receipt; and third, as a recovery of principal, to the extent such amounts have not been previously advanced, of such Mortgage Loan to the extent of its entire unpaid principal balance. No such amounts shall be applied to the items constituting additional servicing compensation as described in the first sentence of Section 3.11(b) or 3.11(d) unless and until all principal and interest then due and payable on such Mortgage Loan has been collected. Amounts collected on any REO Loan shall be deemed to be applied in accordance with the definition thereof. The provisions of this paragraph with respect to the application of amounts collected on any Mortgage Loan shall not alter in any way the right of the Master Servicer, the Special Servicer, the Trustee or any other Person to receive payments from the Certificate Account as set forth in clauses (ii) through (xiv) of Section 3.05(a) from amounts so applied.

     (c) In the Mortgage Loan Purchase Agreement, the Depositor has directed the Mortgage Loan Seller to notify the Lease Enhancement Policy Issuer and the RVI Insurer within 10 days after the Closing Date, that (i) both the Master Servicer and the Special Servicer shall be sent notices under each Lease Enhancement Policy and RVI Policy and (ii) the Master Servicer c/o Norwest Bank Minnesota, National Association, as trustee for the registered holders of Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL, respectively, shall be the loss payee under each RVI Policy and shall be named the insured party under each Lease Enhancement Policy. In the event that the Master Servicer has actual knowledge of an Insured Event under any Lease Enhancement Policy or RVI Policy, the Master Servicer shall prepare and file a "Notice of Preliminary Claim" with the Lease Enhancement Policy Issuer or the RVI Insurer, as the case may be, within five Business Days after receiving notice or obtaining actual knowledge of any Insured Event under the related policy and shall diligently process any claims under such policy in accordance with the Servicing Standard. The Master Servicer will abide by the terms and conditions relating to enforcing claims and monitor the dates by which any claim or action must be taken (including delivering any notices to the RVI Insurer and Lease Enhancement Policy Insurer or performing any actions required under each policy) under each RVI Policy and Lease Enhancement Policy to realize the full value of such RVI Policy and Lease Enhancement Policy for the benefit of the Certificateholders.

     (d) In the event that the Master Servicer receives notice of any Policy Termination Event, the Master Servicer shall provide written notice of such Policy

Termination Event to the Trustee and the Rating Agencies and redress such Policy Termination Event in accordance with the Servicing Standard. Any legal fees incurred in connection with a resolution of a Policy Termination Event shall be paid by the Master Servicer and shall be reimbursable to it as an Additional Trust Fund Expense.

     SECTION 3.03. Collection of Taxes, Assessments and Similar Items; Servicing
                   Accounts; Reserve Accounts; Servicing Advances and Protective Advances.

     (a) The Master Servicer shall, as to all Mortgage Loans, establish and maintain one or more accounts (the "Servicing Accounts"), into which all Escrow Payments shall be deposited and retained. Subject to the Mortgage Loan documents, each Servicing Account shall be an Eligible Account. Withdrawals of amounts so collected from a Servicing Account may be made (to the extent amounts have been escrowed for such purpose) only to: (i) effect payment of Escrow Payments and comparable items; (ii) reimburse the Master Servicer, the Trustee or the Special Servicer for any Servicing Advances; (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Servicing Account; (v) pay itself interest derived from any investment income on balances in the Servicing Account as described in Section 3.06(b), if and to the extent not required by law or the terms of Mortgage Loan to be paid to the Mortgagor; or (vi) clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01. To the extent permitted by law or the applicable Mortgage Loan, funds in the Servicing Accounts may be invested only in Permitted Investments in accordance with the provisions of Section 3.06. The Master Servicer shall pay or cause to be paid to the Mortgagors interest, if any, earned on the investment of funds in Servicing Accounts maintained thereby, if required by law or the terms of the related Mortgage Loan. If the Master Servicer shall deposit in a Servicing Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Servicing Account, any provision herein to the contrary notwithstanding. The Servicing Accounts shall not be considered part of the segregated pool of assets constituting REMIC I.

     (b) The Master Servicer shall, as to all Mortgage Loans, (i) maintain accurate records with respect to the related Mortgaged Property reflecting the status of real estate taxes, assessments and other similar items that are or may become a lien thereon and the status of insurance premiums and any ground rents payable in respect thereof and (ii) with respect to Mortgage Loans which provide escrows for the payment of such items, reasonable efforts to obtain, from time to time, all bills for the payment of such items (including renewal premiums) and shall use efforts consistent with the Servicing Standard to cause the Mortgagor or Tenant to effect payment thereof prior to the applicable penalty or termination date. For purposes of effecting any such payment for which it is responsible, the Master Servicer shall apply Escrow Payments as allowed under the terms of the related Mortgage Loan or, if such Mortgage Loan does not require the related Mortgagor to escrow for the payment of real estate taxes, assessments, insurance premiums, ground rents (if applicable) and similar items, the Master Servicer shall use reasonable efforts consistent with the Servicing Standard to cause the related Mortgagor or related Tenant to make payments in respect of such items at the time they first become due.

     (c) The Master Servicer shall, as to all Mortgage Loans, establish and maintain, as applicable, one or more accounts (the "Reserve Accounts"), into which all Reserve Funds, if any, shall be deposited and retained. Withdrawals of amounts so deposited may be made (i) to pay for, or to reimburse the related Mortgagor in connection with, the related maintenance, repairs and/or capital improvements at the related Mortgaged Property if the repairs and/or capital improvements have been completed, or to pay for the costs of any repairs or maintenance under any Double Net Lease relating to a Maintenance Right or Additional Right of the related Tenant, such withdrawals to be made in accordance with the Servicing Standard and the terms of the related Mortgage Note, Mortgage and any agreement with the related Mortgagor governing such Reserve Funds and (ii) to pay the Master Servicer interest and investment income earned on amounts in the Reserve Accounts as described below. Subject to the applicable Mortgage or other Mortgage Loan documents, funds in the Reserve Accounts may be invested in Permitted Investments in accordance with the provisions of Section 3.06. Subject to the applicable Mortgage or other Mortgage Loan documents, all Reserve Accounts shall be Eligible Accounts. The Reserve Accounts shall not be considered part of the segregated pool of assets comprising REMIC I, REMIC II or REMIC III. For each Mortgage Loan (other than a Construction Loan that has not completed construction), consistent with the Servicing Standard, the Master Servicer may waive or extend the date set forth in any agreement governing such Reserve Accounts by which the required repairs and/or capital improvements at the related Mortgaged Property must be completed if the related Mortgagor is diligently undertaking such repairs or capital improvements or otherwise if such delay cannot give rise to a default under the related Credit Lease.

     (d) In accordance with the Servicing Standard, the Master Servicer (at the direction of the Special Servicer in the case of Specially Serviced Mortgage Loans) shall make a Servicing Advance with respect to the related Mortgaged Property in an amount equal to all such funds as are necessary for the purpose of effecting the payment of (i) real estate taxes, assessments and other similar items that are or may become a lien thereunder, (ii) ground rents (if applicable), and (iii) premiums on Insurance Policies, in each instance if and to the extent Escrow Payments collected from the related Mortgagor or related Tenant are insufficient to pay such item when due and the related Mortgagor or related Tenant has failed to pay such item on a timely basis, and provided that the particular Servicing Advance would not, if made, constitute a Nonrecoverable Servicing Advance. The Master Servicer shall make a Protective Advance with respect to a Mortgaged Property in an amount equal to all such funds as are necessary for the purpose of, and to the extent of insufficient Reserve Funds or excess cash flow after scheduled debt service on the related Mortgage Loan available for, costs of maintenance or repair of a Mortgaged Property or other obligation of the related Mortgagor to the extent the failure to complete such maintenance or repair or other obligation may give rise to a Maintenance Right or Additional Right of the related Tenant under a Double Net Lease or Triple Net Lease and provided that the particular Protective Advance would not, if made, constitute a Nonrecoverable Protective Advance. All such Servicing Advances and Protective Advances shall be reimbursable in the first instance from collections from the related

Mortgagor, of the related Reserve Funds or excess cash flow after scheduled debt service on the related Mortgage Loan or as may be provided in the related Credit Lease and further as provided in Section 3.05(a). No costs incurred by the Master Servicer in effecting (i) the payment of real estate taxes, assessments and, if applicable, ground rents on or in respect of such Mortgaged Properties and (ii) costs of maintenance, repair or remediation of a Mortgaged Property to the extent the failure to complete such work may give rise to a Maintenance Right or Additional Right of the related Tenant under a Double Net Lease or Triple Net Lease, in each case shall, for purposes of this Agreement, including, without limitation, the Paying Agent's calculation of monthly distributions to Certificateholders, be added to the unpaid Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit. The foregoing shall in no way limit the Master Servicer's ability to charge and collect from the Mortgagor or the related Tenant such costs together with interest thereon including any lien granted with respect to any advances made by any mortgagee under any Mortgage. After a Policy Termination Event has occurred with respect to the Lease Enhancement Policy, the Master Servicer shall not be obligated to make any Protective Advances with respect to any Mortgaged Property to the extent the amounts to be paid by a Protective Advance would have been payable by the Lease Enhancement Policy prior to such Policy Termination Event.

     If the Master Servicer or Special Servicer, as the case may be, is required under any provision of this Agreement (including, but not limited to, this Section 3.03(d)) to make a Servicing Advance or Protective Advance, but neither does so within 15 days after such Advance is required to be made, the Trustee shall, if a Responsible Officer of the Trustee has actual knowledge of such failure on the part of the Master Servicer or Special Servicer, as the case may be, give written notice of such failure, as applicable, to the Master Servicer or the Special Servicer. If such Servicing Advance or Protective Advance is not made by the Master Servicer or the Special Servicer within three Business Days after such notice then (subject to a determination that such Servicing Advance or Protective Advance would not be a Nonrecoverable Advance) the Trustee shall make such Servicing Advance or Protective Advance. Any failure by the Master Servicer or the Special Servicer to make a Servicing Advance or Protective Advance hereunder shall constitute an Event of Default by the Master Servicer or the Special Servicer, as the case may be, subject to and as provided in Section 7.01(a)(iii).

     (e) In connection with its recovery of any Servicing Advance from the Certificate Account pursuant to Section 3.05(a), each of the Master Servicer, the Special Servicer and the Trustee shall be entitled to receive, out of any amounts then on deposit in the Certificate Account to the extent not recovered from the related Mortgagor or Tenant, any unpaid interest at the Reimbursement Rate in effect from time to time, compounded annually, accrued on the amount of such Servicing Advance from the date made to but not including the date of reimbursement to the extent not recovered from the related Mortgagor or Tenant. In connection with its recovery of any Protective Advance from the Certificate Account pursuant to Section 3.05(a), each of the Master Servicer, the Special Servicer and the Trustee shall be entitled to receive, out of any amounts then on deposit in the Certificate Account, any unpaid interest at the Protective Advance Rate in effect from time to time, compounded annually, accrued on the amount of such Protective Advance from the date made to but not including the date of reimbursement. The Master Servicer shall reimburse itself, the Special Servicer or the Trustee as appropriate and in accordance with
Section 3.05(a), for any Servicing Advance or Protective Advance as soon as practicable after funds available for such purpose are deposited in the Certificate Account or Servicing Account.

     (f) The determination by either the Master Servicer, or the Special Servicer that it has made a Nonrecoverable Servicing Advance or Nonrecoverable Protective Advance, or that any proposed Servicing Advance or Protective Advance, if made, would constitute a Nonrecoverable Servicing Advance or Nonrecoverable Protective Advance, shall be made in accordance with the Servicing Standard and shall be evidenced by an Officers' Certificate delivered promptly to the Trustee and the Depositor, setting forth the basis for such determination, together with a copy of any appraisal setting forth the Appraised Value of the related Mortgaged Property or REO Property, as the case may be; conducted in accordance with the standards of the Appraisal Institute performed pursuant to Section 3.09(a) or if no such appraisal has been performed, a copy of an appraisal setting forth the Appraised Value of the related Mortgaged Property or REO Property performed within the twelve months preceding such determination by an Independent Appraiser or other expert in real estate matters, and further accompanied by related Tenant's credit rating and any engineers' reports, environmental surveys or similar reports that the Master Servicer or the Special Servicer may have obtained and that support such determination. The Trustee shall be entitled to rely, conclusively, on any determination by the Master Servicer or the Special Servicer that a Servicing Advance or Protective Advance, if made, would be a Nonrecoverable Advance; provided, however, that if the Master Servicer or the Special Servicer has failed to make a Servicing Advance or Protective Advance for reasons other than a determination by the Master Servicer or the Special Servicer, as applicable, that such Servicing Advance or Protective Advance would be a Nonrecoverable Advance, the Trustee shall make such Servicing Advance or Protective Advance within the time periods required by Section 3.03(d) unless the Trustee, in good faith, makes a determination that such Servicing Advance or Protective Advance would be a Nonrecoverable Advance. The Master Servicer, in its corporate capacity and not in its capacity as Master Servicer under this Agreement, will be entitled to obtain from the Trustee and the Trustee will deliver to the Master Servicer in its corporate capacity, upon receipt of a Request for Release from the Master Servicer substantially in the form of Exhibit D-1, the Mortgage Loan File for each Encumbered Mortgage Loan within 30 days of the payment in full of all amounts owed under such Mortgage Loan in respect of principal and interest accrued therein. The Master Servicer, to the extent permitted under the Mortgage Loan documents and applicable law and consistent with the Servicing Standard, may enforce any lien created by such Mortgage Loan documents with respect to reimbursement of Protective Advances.

     SECTION 3.04. Certificate Account, Distribution Account and Quarterly
                   Interest Reserve Account.

     (a) The Master Servicer shall establish and maintain one or more accounts (collectively, the "Certificate Account"), held on behalf of the Trustee in trust for the benefit of the Certificateholders. The Certificate Account shall be an Eligible Account. The Master Servicer shall deposit or cause to be deposited in the Certificate Account, within two Business Days of receipt of available funds (in the case of payments by Mortgagors or Tenants under the related Credit Leases or other collections on the Mortgage Loans) or as otherwise required hereunder, the following payments and collections received or made by the Master Servicer or on its behalf subsequent to the Cut-Off Date (other than in respect of principal and interest on the Mortgage Loans due and payable on or before the Cut-Off Date, which payments shall be delivered promptly to the appropriate Mortgage Loan Seller or its designee, with negotiable instruments endorsed as necessary and appropriate without recourse), or payments (other than Principal Prepayments) received by it on or prior to the Cut-Off Date but allocable to a period subsequent thereto:

          (i) all payments on account of principal of the Mortgage Loans;

          (ii) all payments on account of interest on the Mortgage Loans unless such Mortgage Loan is a Quarterly Pay Loan in which case the Master Servicer shall deposit all amounts on account of interest for such Quarterly Pay Loan (net of the Trustee Fee, Master Servicing Fee, Special Servicing Fee and other expenses allocable to such Quarterly Pay Loan and permitted to be withdrawn from the Certificate Account pursuant to Section 3.05(a) and net of any related Quarterly Pay Loan Interest Excess) into the Quarterly Interest Reserve Account pursuant to Section 3.04(c), and with respect to each Construction Loan, the amounts transferred by the Master Servicer from the Reserve Account pursuant to Section 3.19(b);

          (iii) all Prepayment Premiums;

          (iv) all Insurance Proceeds and Liquidation Proceeds (other than Liquidation Proceeds described in clause (vi) of the definition thereof that are required to be deposited in the Distribution Account pursuant to
     Section 9.01) received in respect of any Mortgage Loan;

          (v) any amounts required to be deposited by the Master Servicer pursuant to Section 3.06 in connection with losses incurred with respect to Permitted Investments of funds held in the Certificate Account;

          (vi) any amounts required to be deposited by the Master Servicer or the Special Servicer pursuant to Section 3.07(b) in connection with losses resulting from a deductible clause in a blanket hazard policy;

          (vii) any amounts required to be transferred from an REO Account pursuant to Section 3.16(c); and

          (viii) any collections on the Fleet Letter of Credit pursuant to
     Section 3.19(b).

     The foregoing requirements for deposit in the Certificate Account shall be exclusive. Notwithstanding the foregoing, actual payments from Mortgagors in the nature of Escrow Payments, amounts to be deposited in Reserve Accounts, and amounts that the Master Servicer and the Special Servicer are entitled to retain as additional servicing compensation pursuant to Sections 3.11(b) and (d), need not be deposited by the Master Servicer in the Certificate Account. If the Master Servicer shall deposit in the Certificate Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. The Master Servicer shall promptly deliver to the Special Servicer as additional servicing compensation in accordance with Sections 3.11(b) and (d) assumption fees, late charges and other transaction fees received by the Master Servicer to which the Special Servicer is entitled pursuant to either of such Sections upon receipt of a certificate of a Servicing Officer of the Special Servicer describing the item and amount. The Certificate Account shall be maintained as a segregated account, separate and apart from trust funds created for mortgage pass-through certificates of other series and the other accounts of the Master Servicer.

     Upon receipt of any of the amounts described in clauses (i) through (iv) above with respect to any Mortgage Loan, the Special Servicer shall promptly, but in no event later than one Business Day after receipt, remit such amounts to the Master Servicer for deposit into the Certificate Account in accordance with the second preceding paragraph, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item should not be deposited because of a restrictive endorsement or other appropriate reason. Any such amounts received by the Special Servicer with respect to an REO Property shall be deposited by the Special Servicer into the REO Account and remitted to the Master Servicer for deposit into the Certificate Account pursuant to Section 3.16(c). With respect to any such amounts paid by check to the order of the Special Servicer, the Special Servicer shall endorse such check to the order of the Master Servicer and shall deliver promptly, but in no event later than three Business Days after receipt, any such check to the Master Servicer by overnight courier, unless the Special Servicer determines, consistent with the Servicing Standard, that a particular item cannot be so endorsed and delivered because of a restrictive endorsement or other appropriate reason.

     (b) The Paying Agent shall establish and maintain one or more trust accounts (collectively, the "Distribution Account") to be held in trust for the benefit of the Certificateholders. The Distribution Account shall be an Eligible Account. The Master Servicer shall deliver to the Paying Agent each month on or before the P&I Advance Date therein, for deposit in the Distribution Account, an aggregate amount of immediately available funds equal to that portion of the Available Distribution Amount for the related Distribution Date then on deposit in the Certificate Account and Quarterly Interest Reserve Deposit, together with
(i) any Prepayment Premiums received on the Mortgage Loans during the related Collection Period and (ii) in the case of the final Distribution Date, any additional amounts contemplated by the second paragraph of Section 9.01. All amounts on deposit in the Distribution Account shall remain uninvested.

     In addition, the Master Servicer shall, as and when required hereunder, deliver to the Paying Agent for deposit (without duplication) in the Distribution Account:

          (i) any P&I Advances required to be made by the Master Servicer in accordance with Section 4.03(a);

          (ii) any amounts required to be deposited by the Master Servicer pursuant to Section 3.06 in connection with losses realized on Permitted Investments with respect to funds held in the Distribution Account;

          (iii) any amounts required to be deposited by the Master Servicer pursuant to Section 3.19 in connection with Prepayment Interest Shortfalls; and

          (iv) the Purchase Price paid in connection with the purchase by the Master Servicer of all of the Mortgage Loans and any REO Properties pursuant to Section 9.01, exclusive of the portion of such amounts required to be deposited in the Certificate Account pursuant to Section 9.01.

     The Paying Agent shall, upon receipt, deposit in the Distribution Account any and all amounts received by the Paying Agent that are required by the terms of this Agreement to be deposited therein.

     (c) The Master Servicer shall establish and maintain one or more accounts (collectively, the "Quarterly Interest Reserve Account"), held on behalf of the Trustee in trust for the benefit of the Certificateholders. The Quarterly Interest Reserve Account shall be an Eligible Account. The Master Servicer shall deposit or cause to be deposited in the Quarterly Interest Reserve Account, within two Business Day of receipt of available funds (in the case of payments by Mortgagors or other collections on the Quarterly Pay Loans) or as otherwise required hereunder, all interest collected in respect of each Quarterly Pay Loan (net of the Trustee Fee, Master Servicing Fee, Special Servicing Fee and other expenses allocable to such Quarterly Pay Loan and permitted to be withdrawn from the Certificate Account pursuant to Section 3.05(a)) following payments and collections received or made by the Master Servicer or on its behalf subsequent to the Cut-Off Date (other than in respect of interest on each Quarterly Pay Loan due and payable on or before the Cut-Off Date, which payments shall be delivered promptly to the appropriate Mortgage Loan Seller or its designee, with negotiable instruments endorsed as necessary and appropriate without recourse). On the Closing Date, the Depositor shall direct the Mortgage Loan Seller to deliver to the Master Servicer and the Master Servicer shall deposit into the Quarterly Interest Reserve Account the Initial Quarterly Interest Reserve Deposit for each Quarterly Pay Loan.

     (d) Funds in the Certificate Account, the Distribution Account and the Quarterly Interest Reserve Account may be invested in Permitted Investments in accordance with the provisions of Section 3.06. The Master Servicer shall give written notice to the Trustee, the Special Servicer and the Rating Agencies of the location of the Quarterly Interest Reserve Account and Certificate Account as of the Closing Date and of the new location of the Certificate Account, or the Quarterly Interest Reserve Account, prior to any change thereof.

As of the Closing Date, the Distribution Account shall be established at the office of the Trustee located in Minneapolis, Minnesota, and the Trustee shall give notice to the Master Servicer, the Special Servicer and the Rating Agency of the new location of the Distribution Account prior to any change thereof.

     SECTION 3.05. Permitted Withdrawals from the Certificate Account, the
                   Distribution Account and the Quarterly Interest Reserve Account.

     (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

          (i) to remit to the Paying Agent for deposit in the Distribution Account the amounts required to be so deposited pursuant to the first paragraph of Section 3.04(b);

          (ii) to reimburse the Trustee and itself, in that order, for unreimbursed P&I Advances, the Master Servicer's right to reimburse the Trustee and itself, in that order, pursuant to this clause (ii) with respect to any P&I Advance (other than Nonrecoverable Advances, which are reimbursable pursuant to clause (vii) below) being limited to, amounts that represent Late Collections of interest (net of the related Master Servicing
     Fee) on and principal (net of any related Recovery Fee) received in respect of the particular Mortgage Loan or REO Loan as to which such P&I Advance was made;

          (iii) to pay to itself earned and unpaid Master Servicing Fees in respect of each Mortgage Loan and REO Loan, the Master Servicer's right to payment pursuant to this clause (iii) with respect to any Mortgage Loan or REO Loan being limited to, amounts received on or in respect of such Mortgage Loan (whether in the form of payments, Liquidation Proceeds or Insurance Proceeds) or such REO Loan (whether in the form of REO Revenues, Liquidation Proceeds or Insurance Proceeds) that are allocable as a recovery of interest thereon;

          (iv) to pay to the Special Servicer, out of general collections on the Mortgage Loans and any REO Property, earned and unpaid Special Servicing Fees in respect of each Specially Serviced Mortgage Loan and REO Loan;

          (v) to pay the Special Servicer (or, if applicable, a predecessor Special Servicer) earned and unpaid Recovery Fees in respect of each Specially Serviced Mortgage Loan, Workout Mortgage Loan and REO Loan, the Special Servicer's (or, if applicable, any predecessor Special Servicer's) right to payment pursuant to this clause (v) with respect to any such Mortgage Loan or REO Loan being limited to, amounts received on or in respect of such Mortgage Loan (whether in the form of payments, Liquidation Proceeds or Insurance

     Proceeds) or such REO Loan (whether in the form of REO Revenues, Liquidation Proceeds or Insurance Proceeds) (provided that no Recovery Fee shall be payable out of any Liquidation Proceeds received in connection with the purchase of any Mortgage Loan or REO Property by the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement, by the Majority Subordinate Certificateholder pursuant to Section 3.18(b) or by the Master Servicer, Special Servicer or Depositor pursuant to Section 9.01);

          (vi) to reimburse the Trustee first and then itself, and the Special Servicer for any unreimbursed Servicing Advances and Protective Advances, the Trustee's, the Master Servicer's or Special Servicer's right, as the case may be, to reimbursement pursuant to this clause (vi) with respect to any Servicing Advance and Protective Advances being limited to, payments made by or on behalf of the related Mortgagor that are allocable to such Servicing Advance or Protective Advance, or from the Liquidation Proceeds, Insurance Proceeds and, if applicable, REO Revenues received in respect of the particular Mortgage Loan or REO Property as to which such Servicing Advance or Protective Advance was made;

          (vii) to reimburse the Trustee first, and then itself and the Special Servicer for any unreimbursed Advances that have been determined to be Nonrecoverable Advances or to pay, with respect to any Mortgage Loan or REO Loan as to which a Final Recovery Determination has been made, any related earned Master Servicing Fee to itself that remained unpaid in accordance with clause (iii) above;

          (viii) at or following such time as it reimburses itself, the Special Servicer or the Trustee for any unreimbursed Advance pursuant to clause
     (ii), (vi) or (vii) above or reimburses the Special Servicer pursuant to
     Section 3.09 for any unreimbursed Servicing Advance, to pay the Trustee first, and then itself and the Special Servicer out of general collections on the Mortgage Loans and any REO Properties, any interest accrued and payable thereon in accordance with Section 3.03(e) or 4.03(d), as applicable;

          (ix) to pay, out of general collections on the Mortgage Loans and any REO Property, for costs and expenses incurred by the Trust Fund pursuant to
     Section 3.09(c);

          (x) to pay itself, as additional servicing compensation in accordance with Section 3.11(b), interest and investment income earned in respect of amounts held in the Certificate Account as provided in Section 3.06(b), but only to the extent of the Net Investment Earnings with respect to the Certificate Account for any Collection Period;

          (xi) to pay, out of general collections on the Mortgage Loans and any REO Properties, for the cost of an Independent Appraiser or other expert in real estate matters retained pursuant to Section 3.03(f), 3.09(a), 3.18(e) or 4.03(c);

          (xii) to pay, out of general collections on the Mortgage Loans and any REO Properties, itself, the Special Servicer, the Depositor, or any of their respective directors, officers, employees and agents, as the case may be, any amounts payable to any such Person pursuant to Section 6.03;

          (xiii) to pay, out of general collections on the Mortgage Loans and any REO Properties, for (A) the advice of counsel contemplated by Section 3.17(a)(iii), (B) the cost of the Opinions of Counsel contemplated by Sections 3.09(b)(ii), 3.16(a) and 11.02(a), (C) the cost of an Opinion of Counsel contemplated by Section 11.01(a) or 11.01(c) in connection with any amendment to this Agreement requested by the Master Servicer or the Special Servicer that protects or is in furtherance of the rights and interests of Certificateholders, (D) the cost of obtaining the REO Extension sought by the Special Servicer as contemplated by Section 3.16(a), and (E) the cost of recording this Agreement in accordance with Section 11.02(a);

          (xiv) to pay itself, the Special Servicer, the appropriate Mortgage Loan Seller, the Majority Subordinate Certificateholder or any other Person, as the case may be, with respect to each Mortgage Loan, if any, previously purchased by such Person pursuant to this Agreement, all amounts received thereon subsequent to the date of purchase;

          (xv) to withdraw any Quarterly Pay Loan Interest Excess pursuant to
     Section 3.05(c);

          (xvi) to clear and terminate the Certificate Account at the termination of this Agreement pursuant to Section 9.01; and

          (xvii) to pay any funds that have been deposited into the Certificate Account in error.

     The Master Servicer shall keep and maintain separate accounting records, on a loan-by-loan and property-by-property basis when appropriate, in connection with any withdrawal from the Certificate Account pursuant to clauses (ii) -
(xiv) above.

     The Master Servicer shall pay to the Special Servicer (or to third-party contractors at the direction of the Special Servicer) or the Trustee from the Certificate Account amounts permitted to be paid to the Special Servicer (or to such third-party contractors) or the Trustee therefrom promptly upon receipt of a certificate of a Servicing Officer of the Special Servicer or of a Responsible Officer of the Trustee, as the case may be, describing the item and amount to which the Special Servicer (or such third-party contractors) or the Trustee is entitled. The Master Servicer may rely conclusively on any such certificate and shall have no duty to recalculate the amounts stated therein. The Special Servicer shall keep and maintain separate accounting for each Specially Serviced Mortgage Loan and REO Property, on a loan-by-loan and property-by-property basis, for the purpose of justifying any request for withdrawal from the Certificate Account. With respect to each Mortgage Loan for which it makes an Advance, the Trustee shall keep and maintain separate accounting for each Mortgage Loan, on a loan by loan and property basis, for the purpose of justifying any request for withdrawal from the Certificate Account for reimbursements of Advances or interest thereon.

     (b) The Paying Agent may, from time to time, make withdrawals from the Distribution Account for any of the following purposes (in no particular order of priority):

          (i) to make distributions to Certificateholders on each Distribution Date pursuant to Section 4.01 or 9.01, as applicable;

          (ii) to pay the Trustee or any of its directors, officers, employees and agents, as the case may be, any amounts payable or reimbursable to any such Person pursuant to Section 8.05;

          (iii) [RESERVED]

          (iv) to pay for the cost of the Opinions of Counsel sought by the Trustee (A) as provided in clause (v) of the definition of "Disqualified Organization", (B) as contemplated by Section 10.01(i), or (C) as contemplated by Section 11.01(a) or 11.01(c) in connection with any amendment to this Agreement requested by the Trustee which amendment is in furtherance of the rights and interests of Certificateholders;

          (v) to pay any and all federal, state and local taxes imposed on any of the REMICs created hereunder or on the assets or transactions of any such REMIC, together with all incidental costs and expenses, to the extent none of the Trustee, the REMIC Administrator, the Master Servicer or the Special Servicer is liable therefor pursuant to Section 10.01(j);

          (vi) to pay the REMIC Administrator any amounts reimbursable to it pursuant to Section 10.01(f);

          (vii) to pay to the Master Servicer any amounts deposited by the Master Servicer in the Distribution Account not required to be deposited therein; and

          (viii) to clear and terminate the Distribution Account at the termination of this Agreement pursuant to Section 9.01.

     (c) The Master Servicer shall on each P&I Advance Date, withdraw from the Quarterly Interest Reserve Account and deposit into the Distribution Account in respect of each Quarterly Pay Loan, an amount equal to the lesser of (x) the Quarterly Pay Interest

Deposit for such Quarterly Pay Loan and (y) amounts remaining on deposit in the Quarterly Interest Reserve Account in respect of such Quarterly Pay Loan. On each P&I Advance Date for which any Quarterly Pay Interest Excess exists, the Master Servicer shall withdraw such Quarterly Pay Interest Excess from the Collection Account and remit such Quarterly Pay Interest Excess in next day funds to the Mortgage Loan Seller or its designee.


     SECTION 3.06. Investment of Funds in the Servicing Accounts, the Reserve
                   Accounts, the Certificate Account and the REO Account.

     (a) The Master Servicer may direct any depository institution maintaining a Servicing Account, a Reserve Account, a Quarterly Interest Reserve Account or the Certificate Account and may direct in writing the Paying Agent with respect to the Distribution Account (each, for purposes of this Section 3.06, an "Investment Account"), and the Special Servicer may direct in writing any depository institution maintaining the REO Account (also, for purposes of this Section 3.06, an "Investment Account"), to invest, or if it is such depository institution, may itself invest, the funds held therein in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, no later than the Business Day immediately preceding the next succeeding date on which such funds are required to be withdrawn from such account pursuant to this Agreement. All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Trustee (in its capacity as such). The Master Servicer (with respect to Permitted Investments of amounts in the Servicing Accounts, the Reserve Accounts, the Certificate Account and Quarterly Interest Reserve Account) and the Special Servicer (with respect to Permitted Investments of amounts in the REO Account), on behalf of the Trustee, shall (and the Trustee hereby designates the Master Servicer and the Special Servicer, as applicable, as the person that shall) maintain continuous possession of any Permitted Investment that is either (i) a "certificated security", as such term is defined in the UCC, or (ii) other property in which a secured party may perfect its security interest by possession under the UCC or any other applicable law. Possession of any such Permitted Investment by the Master Servicer or the Special Servicer, as applicable, shall constitute possession by a Person designated by the Trustee for purposes of Section 8-313 of the UCC and possession by the Trustee, as secured party, for purposes of Section 9-305 of the UCC and any other applicable law. If amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Master Servicer (in the case of the Certificate Account, Servicing Accounts, Quarterly Interest Reserve Account and Reserve Accounts), or the Special Servicer (in the case of the REO Account) shall:

          (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

          (y) demand payment of all amounts due thereunder promptly upon determination by the Master Servicer or the Special Servicer, as the case may be, that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

     (b) Whether or not the Master Servicer directs the investment of funds in any of the Servicing Accounts, the Reserve Accounts, the Certificate Account or Quarterly Interest Reserve Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for each Collection Period, shall (subject to the Mortgage Loan documents) be for the sole and exclusive benefit of the Master Servicer and shall be subject to its withdrawal in accordance with Section 3.03(a), 3.03(c) or 3.05(a), as applicable. Whether or not the Special Servicer directs the investment of funds in the REO Account, interest and investment income realized on funds deposited therein, to the extent of the Net Investment Earnings, if any, for each Collection Period, shall be for the sole and exclusive benefit of the Special Servicer and shall be subject to its withdrawal in accordance with Section 3.16(b). If any loss shall be incurred in respect of any Permitted Investment on deposit in any Investment Account (if such amounts were invested for the benefit of the Master Servicer), the Master Servicer (in the case of the Servicing Accounts, the Reserve Accounts, the Certificate Account and Quarterly Interest Reserve Account and the Special Servicer (in the case of the REO Account) shall promptly deposit therein from its own funds, without right of reimbursement, no later than the end of the Collection Period during which such loss was incurred, the amount of the Net Investment Loss, if any, for such Collection Period.

     (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee may and, subject to Section 8.02, upon the written request of Holders of Certificates entitled to not less than 25% of the Voting Rights allocated to any Class, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

     (d) Notwithstanding the investment of funds held in any Investment Account, for purposes of the calculations hereunder, including, without limitation, the calculation of the Available Distribution Amount, the amounts so invested shall be deemed to remain on deposit in such Investment Account.

     SECTION 3.07. Maintenance of Insurance Policies; Errors and Omissions and
                   Fidelity Coverage.

     (a) The Master Servicer (with respect to Mortgage Loans other than Specially Serviced Mortgaged Loans) and the Special Servicer (with respect to Specially Serviced Mortgage Loans) shall, consistent with the Servicing Standard, cause to be maintained for each Mortgaged Property all insurance coverage as is required under the related Mortgage; provided that if and to the extent that any such Mortgage permits the holder thereof any discretion (by way of consent, approval or otherwise) as to the insurance coverage that the related Mortgagor is required to maintain, the Master Servicer shall exercise such discretion in a manner consistent with the Servicing Standard; and provided further that, if and to the extent that a Mortgage so permits, the related Mortgagor shall be required to exercise its reasonable best efforts to obtain the required insurance coverage from Qualified Insurers that have a "claims paying ability" rating of at least "A" from Standard & Poor's and DCR, or if not rated by DCR then a comparable rating from at least one other nationally recognized statistical rating agency. The Majority Subordinate Certificateholder may request that earthquake insurance be secured by the Master Servicer or the Special Servicer, as applicable, for one or more Mortgaged Properties at the expense of the Majority Subordinate Certificateholder. Subject to Section 3.17(a), the Special Servicer shall also cause to be maintained for each REO Property no less insurance coverage than was previously required of the Mortgagor under the related Mortgage; provided that all such insurance shall be obtained from Qualified Insurers that, if they are providing casualty insurance, shall have a claims paying ability rating of at least "A," "A2" and "A" from Standard & Poor's, Moody's (if then rated by Moody's) and DCR (if then rated by DCR), respectively (or Standard & Poor's and a comparable rating from one other nationally recognized statistical rating agency, if such insurer is not rated by Moody's and DCR) or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies. All such insurance policies shall contain (if they insure against loss to property and do not relate to an REO Property) a "standard" mortgagee clause, with loss payable to the Master Servicer (in the case of insurance maintained in respect of Mortgage Loans), and shall be in the name of the Special Servicer (in the case of insurance maintained in respect of REO Properties), on behalf of the Trust Fund; in each case such insurance shall be issued by an insurer authorized under applicable law to issue such insurance. Any amounts collected by the Master Servicer or the Special Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or REO Property or amounts to be released to the related Mortgagor, in each case subject to the rights of any tenants and ground lessors, as the case may be, and in each case in accordance with the terms of the related Mortgage and the Servicing Standard) shall be deposited in the Certificate Account, subject to withdrawal pursuant to Section 3.05(a), in the case of amounts received in respect of a Mortgage Loan, or in the REO Account, subject to withdrawal pursuant to Section 3.16(c), in the case of amounts received in respect of an REO Property. Any cost incurred by the Master Servicer or the Special Servicer in maintaining any such insurance shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

     (b) If the Master Servicer or the Special Servicer shall obtain and maintain, or cause to be obtained and maintained, a blanket policy insuring against hazard losses on all of the Mortgage Loans and/or REO Properties that it is required to service and administer, then, to the extent such policy (i) is obtained from a Qualified Insurer having a claims-paying rating (or guaranteed by or backed in writing by a company having such claims-paying rating) of "A," "A2" and "A" or better from Standard & Poor's, Moody's and DCR, respectively (or Standard & Poor's and a comparable rating from one other nationally recognized statistical rating agency, if such insurer is not rated by Moody's and DCR) or such lower rating of any Rating Agency or rating from any other nationally recognized statistical rating agency as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the

Certificates, as evidenced in writing by the Rating Agencies, and (ii) provides protection equivalent to that of the individual policies otherwise required, the Master Servicer or the Special Servicer, as the case may be, shall conclusively be deemed to have satisfied its obligation to cause hazard insurance to be maintained on the related Mortgaged Properties and/or REO Properties. Such blanket policy may contain a deductible clause (not in excess of a customary amount), in which case the Master Servicer or the Special Servicer, as appropriate, shall, if there shall not have been maintained on the related Mortgaged Property or REO Property a hazard insurance policy complying with the requirements of Section 3.07(a), and there shall have been one or more losses that would have been covered by such policy, promptly deposit into the Certificate Account or if funds are to be applied to the restoration or repair of the related Mortgaged Property, the Servicing Account, from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause to the extent that any such deductible exceeds the deductible limitation that pertain to the Mortgage Loan. The Master Servicer or the Special Servicer, as appropriate, shall prepare and present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

     (c) Each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement (or, in the case of the Special Servicer, at all times during the term of this Agreement in which Specially Serviced Mortgage Loans or REO Properties are part of the Trust Fund) keep in force with Qualified Insurers a fidelity bond issued by an insurer having a claims-paying rating (or guaranteed by or backed in writing by a company having such claims-paying rating) of "A," "Baa3" and "A" or better from Standard & Poor's, Moody's (if then rated by Moody's) and DCR (if then rated by DCR), respectively, or such lower rating of any Rating Agency or rating from any other nationally recognized statistical rating agency as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies, such fidelity bond to be in such form and amount as would permit it to be a qualified FNMA seller-servicer of multifamily mortgage loans, or in such other form and amount as would not cause the qualification, downgrading or withdrawal of any rating assigned by any Rating Agency to the Certificates (as evidenced in writing from each Rating Agency). Each of the Master Servicer and the Special Servicer shall be deemed to have complied with the foregoing provision if an Affiliate thereof has such fidelity bond coverage and, by the terms of such fidelity bond, the coverage afforded thereunder extends to the Master Servicer or the Special Servicer, as the case may be. Such fidelity bond shall provide that the insurer will endeavor to deliver written notice to the Trustee ten days prior to any cancellation.

     Each of the Master Servicer and the Special Servicer shall at all times during the term of this Agreement (or, in the case of the Special Servicer, at all times during the term of this Agreement in which Specially Serviced Mortgage Loans and/or REO Properties exist as part of the Trust Fund) also keep in force with Qualified Insurers having a claims-paying rating (or guaranteed or backed in writing by a company having such claims-paying rating) of "A," "Baa3" and "A" or better from Standard & Poor's, Moody's (if then rated by Moody's) and DCR (if then rated by DCR), or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies, respectively, a policy or policies of insurance covering loss occasioned by the errors and omissions of its officers, employees and agents in connection with its servicing obligations hereunder, which policy or policies shall be in such form and amount as would permit it to be a qualified FNMA seller-servicer of multifamily mortgage loans, or in such other form and amount as would not adversely affect any rating assigned by any Rating Agency to the Certificates (as evidenced in writing from each Rating Agency). Each of the Master Servicer and the Special Servicer shall be deemed to have complied with the foregoing provisions if an Affiliate thereof has such insurance and, by the terms of such policy or policies, the coverage afforded thereunder extends to the Master Servicer or the Special Servicer, as the case may be. Any such errors and omissions policy shall provide that the insurer will endeavor to deliver written notice to the Trustee ten days prior to cancellation. The Master Servicer and the Special Servicer shall each cause the Trustee to be named as a certificateholder on any policy currently in place or procured pursuant to the requirements of this Section 3.07(c).

     For so long as the long-term debt obligations of the Master Servicer or Special Servicer, as the case may be (or in the case of the initial Master Servicer and Special Servicer, and the insurance specified in Section 3.07(c), their respective direct or indirect parent) are rated at least "A" or the equivalent by all of the Rating Agencies (or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies), such Person may self-insure with respect to the risks described in this subsection.

     SECTION 3.08. Enforcement of Alienation Clauses.

     (a) With respect to all non-Specially Serviced Mortgage Loans, the Master Servicer, and with respect to all Specially Serviced Mortgage Loans, the Special Servicer, on behalf of the Trustee as the mortgagee of record, shall, to the extent permitted by applicable law, enforce the restrictions contained in the related Mortgage on transfers or further encumbrances of the related Mortgaged Property and on transfers of interests in the related Mortgagor, unless the Master Servicer or Special Servicer has determined, consistent with the Servicing Standard, that waiver of such restrictions would be in accordance with the Servicing Standard. Promptly after the Master Servicer or Special Servicer, as applicable, has made any such determination, the Special Servicer shall deliver to the Trustee, the Rating Agencies and the Master Servicer (if such determination has been made by the Special Servicer) an Officers' Certificate setting forth the basis for such determination. Neither the Master Servicer nor Special Servicer shall (a) exercise any such waiver in respect of a due-on-encumbrance provision for any Mortgage Loan or (b) waive any due on sale provision for any Mortgage Loan that has a principal balance in excess of 2% of the aggregate principal balances of all Mortgage Loans without receiving the prior written confirmation from the Rating Agencies that such action would not result in a downgrading, qualification or withdrawal of the ratings then assigned to the Certificates; provided that, in the event that the principal balance of the related Mortgage Loan is equal to or less than 2% of the aggregate principal balance of all of the Mortgage Loans as of the date of such waiver, no prior written consent will be required from DCR, but the Special Servicer will deliver notice of such waiver to DCR. Neither the

Master Servicer nor the Special Servicer shall approve a request from a Mortgagor to incur additional indebtedness except as provided in the related Mortgage Loan documents and to the extent not inconsistent with the related Mortgage Loan documents the Master Servicer will obtain the prior written confirmation that the incurrance of such additional indebtedness will not result in a downgrade, withdrawal or qualification on the then-current ratings assigned to the Certificates. The Master Servicer will take no action which impairs the enforceability of the Lease Enhancement Policy, any RVI Policy or the Fleet Letter of Credit. Notwithstanding the foregoing, no restriction with respect to any further encumbrances set forth herein shall apply to any lien placed on a Mortgaged Property as the result of any Master Servicer making a Protective Advance hereunder.

     SECTION 3.09. Realization upon Defaulted Mortgage Loans; Required
                   Appraisals.

     (a) The Special Servicer shall, subject to Sections 3.09(b) through 3.09(d), exercise reasonable efforts, consistent with the Servicing Standard, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, including, without limitation, pursuant to Section 3.20. The Special Servicer shall advance all costs and expenses (other than costs or expenses that would, if incurred, constitute a Nonrecoverable Servicing Advance) incurred by it in any such proceedings, and shall be entitled to reimbursement therefor as provided in Section 3.05(a). Nothing contained in this Section 3.09 shall be construed so as to require the Special Servicer, on behalf of the Trust Fund, to make a bid on any Mortgaged Property at a foreclosure sale or similar proceeding that is in excess of the fair market value of such property, as determined by the Special Servicer in its reasonable and good faith judgment taking into account the factors described in Section 3.18(e) and the results of any appraisal obtained pursuant to the following sentence, all such bids to be made in a manner consistent with the Servicing Standard. If and when the Master Servicer or the Special Servicer deems it necessary and prudent for purposes of establishing the fair market value of any Mortgaged Property securing a defaulted Mortgage Loan, whether for purposes of bidding at foreclosure or otherwise, it may, at the expense of the Trust Fund, have an Appraisal performed with respect to such property by an Independent Appraiser or other expert in real estate matters. With respect to each Required Appraisal Mortgage Loan, the Special Servicer will be required to obtain a Required Appraisal within 60 days of a Mortgage Loan becoming a Required Appraisal Mortgage Loan (unless an appraisal meeting the requirements of a Required Appraisal was obtained for such Required Appraisal Mortgage Loan within the prior 12 months in which case such appraisal shall be the Required Appraisal) and thereafter shall obtain a letter update of such Required Appraisal once every 12 months if such Mortgage Loan remains a Required Appraisal Mortgage Loan. The Special Servicer shall advance the cost of such Required Appraisal; provided, however, that such expense will be subject to reimbursement to the Special Servicer as a Servicing Advance out of the Certificate Account pursuant to Section 3.05(a). The Special Servicer shall deliver a copy of any such appraisal to the Master Servicer.

     (b) The Special Servicer shall not acquire any personal property pursuant to this Section 3.09 unless either:

          (i) such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer; or

          (ii) the Special Servicer shall have obtained an Opinion of Counsel (the cost of which may be withdrawn from the Certificate Account pursuant to Section 3.05(a)) to the effect that the holding of such personal property as part of the Trust Fund will not cause the imposition of a tax on any of REMIC I, REMIC II or REMIC III under the REMIC Provisions or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     (c) Notwithstanding the foregoing provisions of this Section 3.09, neither the Master Servicer nor the Special Servicer shall, on behalf of the Trust Fund, obtain title to a Mortgaged Property by deed in lieu of foreclosure or otherwise, or take any other action with respect to any Mortgaged Property, if, as a result of any such action, the Trustee, on behalf of the Certificateholders, could, in the reasonable judgment of the Master Servicer or the Special Servicer, as the case may be, in accordance with the Servicing Standard, be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA or any comparable law (a "potentially responsible party"), unless (as evidenced by an Officers' Certificate to such effect delivered to the Trustee that shall specify all of the bases for such determination) the Special Servicer has previously determined in accordance with the Servicing Standard, and based on an Environmental Assessment of such Mortgaged Property which was performed by an Independent Person who regularly conducts Environmental Assessments and which was performed within six months prior to any such acquisition of title or other action (a copy of which Environmental Assessment shall be delivered to the Trustee and the Master Servicer), that:

          (i) the Mortgaged Property is in compliance with applicable environmental laws and regulations or, if not, that it would maximize the recovery to the Certificateholders on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Mortgage Rate) to acquire title to or possession of the Mortgaged Property and to take such actions as are necessary to bring the Mortgaged Property into compliance therewith in all material respects; and

          (ii) there are no circumstances or conditions present at the Mortgaged Property relating to the use, management or disposal of Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations or, if such circumstances or conditions are present for which any such action could reasonably be expected to be required, that it would maximize the recovery to the Certificateholders on a present value basis (the relevant discounting of anticipated collections that will be distributable to Certificateholders to be performed at the related Mortgage Rate) to acquire title to or possession of the Mortgaged Property and to take such actions with respect to the affected Mortgaged Property.

     The Special Servicer shall undertake, in good faith, reasonable efforts to make the determination referred to in the preceding paragraph and may conclusively rely on the Environmental Assessment referred to above in making such determination. The cost of any such Environmental Assessment, as well as the cost of any remedial, corrective or other further action contemplated by clause (i) and/or clause (ii) of the preceding paragraph, may be reimbursed to the Special Servicer from the Certificate Account as a Servicing Advance; and if any such Environmental Assessment so warrants, the Special Servicer shall, as a Servicing Advance, perform or cause to be performed such additional environmental testing as it deems necessary and prudent to determine whether the conditions described in clauses (i) and (ii) of the preceding paragraph have been satisfied.

     (d) If the environmental testing contemplated by Section 3.09(c) above establishes that any of the conditions set forth in clauses (i) and (ii) of the first sentence thereof has not been satisfied with respect to any Mortgaged Property securing a Specially Serviced Mortgage Loan, the Special Servicer shall take such action as is in accordance with the Servicing Standard (other than proceeding against the Mortgaged Property) and, at such time as it deems appropriate, may, on behalf of the Trustee, release all or a portion of such Mortgaged Property from the lien of the related Mortgage; provided that if such Mortgage Loan has a then outstanding principal balance of greater than $1 million, prior to the release of all or a portion of the related Mortgaged Property from the lien of the related Mortgage, (i) the Special Servicer shall have notified the Rating Agencies, Trustee and the Master Servicer in writing of its intention to so release all or a portion of such Mortgaged Property and the bases for such intention, (ii) the Trustee shall have notified the Certificateholders in writing of the Special Servicer's intention to so release all or a portion of such Mortgaged Property and (iii) the Holders of Certificates entitled to a majority of the Voting Rights shall have consented to such release within 30 days of the Trustee's distributing such notice (failure to respond by the end of such 30-day period being deemed consent).

     (e) The Special Servicer shall report to the Master Servicer, and the Master Servicer shall deliver such report to the Trustee in accordance with
Section 3.12, monthly in writing as to any actions taken by the Special Servicer with respect to any Mortgaged Property that represents security for a Specially Serviced Mortgage Loan as to which the environmental testing contemplated in
Section 3.09(c) above has revealed that any of the conditions set forth in clauses (i) and (ii) of the first sentence thereof has not been satisfied, in each case until the earlier to occur of satisfaction of all such conditions and release of the lien of the related Mortgage on such Mortgaged Property.

     (f) The Special Servicer shall have the right to determine, in accordance with the Servicing Standard, the advisability of seeking to obtain a deficiency judgment if the state in which the Mortgaged Property is located and the terms of the Mortgage Loan permit such an action and shall, in accordance with the Servicing Standard, seek such deficiency judgment if it deems advisable.

     (g) The Special Servicer shall prepare and file information returns with respect to the receipt of mortgage interest received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code and each year deliver to the Trustee and the Master Servicer an Officers' Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

     (h) Upon reasonable request of the Master Servicer, the Special Servicer shall deliver to it and the related Sub-Servicer any other information and copies of any other documents in its possession with respect to a Specially Serviced Mortgage Loan or the related Mortgaged Property.

     SECTION 3.10. Trustee and Custodian to Cooperate; Release of Mortgage
                   Files.

     (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Master Servicer shall promptly notify the Trustee in writing, who shall release or cause the related Custodian to release, by a certification (which certification shall be in the form of a Request for Release in the form of Exhibit D-1 attached hereto and shall be accompanied by the form of a release or discharge and shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.04(a) have been or will be so deposited) of a Servicing Officer (a copy of which certification shall be delivered to the Special Servicer) and shall request delivery to it of the related Mortgage File. Upon receipt of such certification and request, the Trustee shall release, or cause any related Custodian to release, the related Mortgage File to the Master Servicer and shall deliver to the Master Servicer such release or discharge, duly executed. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account or the Distribution Account.

     (b) If from time to time, and as appropriate for servicing or foreclosure of any Mortgage Loan, the Master Servicer or the Special Servicer shall otherwise require any Mortgage File (or any portion thereof), the Trustee, upon request of the Master Servicer and receipt from the Master Servicer of a Request for Release in the form of Exhibit D-1 attached hereto signed by a Servicing Officer thereof, or upon request of the Special Servicer and receipt from the Special Servicer of a Request for Release in the form of Exhibit D-2 attached hereto, shall release, or cause any related Custodian to release, such Mortgage File (or portion thereof) to the Master Servicer or the Special Servicer, as the case may be. Upon return of such Mortgage File (or portion thereof) to the Trustee or related Custodian, or the delivery to the Trustee of a certificate of a Servicing Officer of the Special Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Certificate Account pursuant to Section 3.04(a) have been or will be so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Trustee or related Custodian to the Master Servicer or the Special Servicer, as applicable.

     (c) Within three Business Days (or within such shorter period as execution and delivery can reasonably be accomplished if the Special Servicer notifies the Trustee of an exigency) of the Special Servicer's request therefor, the Trustee shall execute and deliver to the Special Servicer (or the Special Servicer may execute and deliver in the name of the Trustee based on a limited power of attorney issued in favor of the Special Servicer pursuant to Section 3.01(b)), in the form supplied to the Trustee, any court pleadings, requests for trustee's sale or other documents stated by the Special Servicer to be reasonably necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or REO Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity or to defend any legal action or counterclaim filed against the Trust Fund, the Master Servicer or the Special Servicer. Together with such documents or pleadings, the Special Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

     SECTION 3.11. Servicing Compensation.

     (a) As compensation for its activities hereunder, the Master Servicer shall be entitled to receive the Master Servicing Fee with respect to each Mortgage Loan (including each Specially Serviced Mortgage Loan) and REO Loan. As to each such Mortgage Loan and REO Loan, the Master Servicing Fee shall accrue at the related Master Servicing Fee Rate and on the same principal amount respecting which the related interest payment due on such Mortgage Loan or deemed to be due on such REO Loan is computed and calculated on the basis of a 360-day year consisting of twelve 30-day months. The Master Servicing Fee with respect to any Mortgage Loan or REO Loan shall cease to accrue if a Liquidation Event occurs in respect thereof. Earned but unpaid Master Servicing Fees shall be payable monthly, on a loan-by-loan basis, from payments of interest on each Mortgage Loan and REO Revenues allocable as interest on each REO Loan. The Master Servicer shall be entitled to recover unpaid Master Servicing Fees in respect of any Mortgage Loan or REO Loan out of that portion of related Insurance Proceeds or Liquidation Proceeds allocable as recoveries of interest, to the extent permitted by Section 3.05(a)(iii). Subject to Section 3.22, the right to receive the Master Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Master Servicer's responsibilities and obligations under this Agreement.

     (b) Additional servicing compensation in the form of (i) late charges, default interest, charges for beneficiary statements or demands, amounts collected for checks returned for insufficient funds and any similar fees (excluding Prepayment Premiums), in each case to the extent actually paid by a Mortgagor with respect to a Mortgage Loan that is not a Specially Serviced Mortgage Loan, and (ii) 100% of any assumption fee to the extent actually paid by a Mortgagor with respect to any Non-Specially Serviced Mortgage Loan, may be retained by the Master Servicer and are not required to be deposited in the Certificate Account. The Master Servicer shall also be entitled to additional servicing compensation in the form of (i) Prepayment Interest Excesses (but only insofar as the aggregate of such Prepayment Interest Excesses collected during any Collection Period exceeds the aggregate amount of Prepayment Interest Shortfalls incurred during such Collection Period); (ii) interest or other income earned on deposits in the Reserve Accounts, the Quarterly Interest Reserve Accounts and the Certificate Account, in accordance with Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to each such account for each Collection Period), and (iii) to the extent not required to be paid to any Mortgagor under applicable law, any interest or other income earned on deposits in the Servicing Accounts maintained thereby. The Master Servicer shall be required to pay out of its own funds all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any of its Sub-Servicers and the premiums for any blanket policy insuring against hazard losses pursuant to Section 3.07(b)), if and to the extent such expenses are not payable directly out of the Certificate Account, and the Master Servicer shall not be entitled to reimbursement therefor except as expressly provided in this Agreement.

     (c) As compensation for its activities hereunder, the Special Servicer shall be entitled to receive the Special Servicing Fee with respect to each Specially Serviced Mortgage Loan and each REO Loan. As to each Specially Serviced Mortgage Loan and REO Loan, the Special Servicing Fee shall accrue from time to time at the Special Servicing Fee Rate on the same principal amount respecting which the related interest payment due on such Mortgage Loan or deemed to be due on such REO Loan is computed and calculated on the basis of a 360-day year consisting of twelve 30-day months. The Special Servicing Fee with respect to any Specially Serviced Mortgage Loan or REO Loan shall cease to accrue as of the date a Liquidation Event occurs in respect thereof or it becomes a Corrected Mortgage Loan. Earned but unpaid Special Servicing Fees shall be payable monthly out of general collections on the Mortgage Loans and any REO Properties on deposit in the Certificate Account pursuant to Section 3.05(a).

     In addition, with respect to each Specially Serviced Mortgage Loan, Workout Mortgage Loan and REO Loan, the Special Servicer shall be entitled to the Recovery Fee payable out of, and equal to 1.0% of, all amounts (whether in the form of payments, Insurance Proceeds, Liquidation Proceeds or REO Revenues) received in respect of such Mortgage Loan (or, in the case of an REO Loan, in respect of the related REO Property); provided that no

Recovery Fee shall be payable in connection with, or out of Liquidation Proceeds resulting from, the purchase of any Mortgage Loan or REO Property by the applicable Mortgage Loan Seller pursuant to the respective Mortgage Loan Purchase Agreement, by the Majority Subordinate Certificateholder pursuant to
Section 3.18(b), by the Master Servicer or the Special Servicer pursuant to
Section 3.18(c) or by the Depositor, the Master Servicer, the Special Servicer or the Majority Subordinate Certificateholder pursuant to Section 9.01; provided further that if any Person is acting as Special Servicer at such time as any Specially Serviced Mortgage Loan became a Workout Mortgage Loan and such Person is subsequently terminated as Special Servicer hereunder, and if such Workout Mortgage Loan was still a Corrected Mortgage Loan at the time of such termination, then such Person shall, following such termination, continue to be entitled to all Recovery Fees payable in respect to such Workout Mortgage Loan, and no successor Special Servicer shall be entitled to any Recovery Fees payable in respect thereof, in either case unless and until such Workout Mortgage Loan again becomes a Specially Serviced Mortgage Loan or becomes an REO Loan; and provided further that if any Person is terminated as Special Servicer hereunder while the sale of any Specially Serviced Mortgage Loan or REO Property is pending, then (subject to the second preceding proviso) such Person shall be entitled to all, and the successor Special Servicer shall be entitled to none, of the Recovery Fee payable in connection with the receipt of the Liquidation Proceeds derived from such sale.

     Subject to Section 3.22, the Special Servicer's right to receive the Special Servicing Fee and the Recovery Fee may not be transferred in whole or in part except in connection with the transfer of all of the Special Servicer's responsibilities and obligations under Sections 6.02, 6.04 and 6.09.

     (d) Additional servicing compensation in the form of (i) late charges, default interest, charges for beneficiary statements or demands, amounts collected for checks returned for insufficient funds and any similar fees (excluding Prepayment Premiums), in each case to the extent actually paid by a Mortgagor with respect to a Specially Serviced Mortgage Loan, (ii) 100% of any assumption fee to the extent actually paid by a Mortgagor with respect to any Specially Serviced Mortgage Loan, and (iii) one hundred percent (100%) of modification fees collected on all Mortgage Loans, in each case to the extent actually paid by the related Mortgagor, shall be retained by the Special Servicer or promptly paid to the Special Servicer by the Master Servicer and shall not be required to be deposited in the Certificate Account pursuant to
Section 3.04(a). The Special Servicer shall also be entitled to additional servicing compensation in the form of: (i) interest or other income earned on deposits in the REO Account, if established, in accordance with Section 3.06(b) (but only to the extent of the Net Investment Earnings, if any, with respect to the REO Account for each Collection Period); and (ii) to the extent not required to be paid to any Mortgagor under applicable law, any interest or other income earned on deposits in the Servicing Accounts maintained by the Special Servicer. The Special Servicer shall be required to pay out of its own funds all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, payment of any amounts due and owing to any of its Sub-Servicers and the premiums for any blanket policy obtained by it insuring against hazard losses pursuant to Section 3.07(b)), and the Special Servicer shall be entitled to reimbursement therefor as expressly provided in Section

3.05(a) if and to the extent such expenses are not payable directly out of the Certificate Account or the REO Account.

     SECTION 3.12. Property Inspections; Collection of Financial Statements;
                   Delivery of Certain Reports.

     (a) The Special Servicer shall at its expense perform or cause to be performed a physical inspection of a Mortgaged Property as soon as practicable after a related Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Master Servicer with respect to each non-Specially Serviced Mortgage Loan, and the Special Servicer with respect to each Specially Serviced Mortgage Loan will inspect or cause the inspection of each Mortgaged Property once every three calendar years if the related Tenant has a published rating of not less than Baa3/BBB- (Moody's and Standard & Poor's, respectively), every two (2) years if the related Tenant (or Guarantor) has a published rating between Ba1/BB+ and Ba3-/BB-, and annually if the related Tenant has a published rating of less than Ba3/BB-. The Master Servicer will inspect or cause to be inspected annually each Mortgaged Property for which no published rating is publicly available for the related Tenant and such Mortgaged Property Loan represents 5% or more of the aggregate Cut-Off Principal Balance of the Mortgage Loans, and will inspect or cause to be inspected every second year each other Mortgaged Property for which the related Tenant has no published, publicly available rating. In the event the published rating for any Tenant or Guarantor is downgraded by either of Standard & Poor's, Moody's or DCR by one or more rating increment (i.e., Aa/AA to A/A, or Baa3/BBB- to Ba3/BB-) and no inspection has been performed due to a ratings downgrade in the preceding 12 months for the related Mortgaged Property, then in each such instance, the Master Servicer shall cause all Mortgaged Properties leased to such Tenant to be inspected as soon as reasonably practical.

     The Master Servicer or Special Servicer as the case may be shall prepare or cause to be prepared a written report of each such inspection performed by it that sets forth in detail the condition of the Mortgaged Property and that specifies the existence of: (i) any sale, transfer or abandonment of the Mortgaged Property of which the Special Servicer is aware, (ii) any change in the condition or value of the Mortgaged Property that it, in its reasonable judgment, considers material, or (iii) any waste committed on the Mortgaged Property. The Master Servicer or Special Servicer as the case may be shall make copies of all such inspection reports available for review by Certificateholders and Certificate Owners during normal business hours at the offices of the Special Servicer. The Special Servicer shall forward copies of any such inspection reports to the Trustee.

     (b) Not later than 2:00 P.M. New York City time on the second Business Day following each Determination Date, the Special Servicer shall deliver or cause to be delivered to the Master Servicer the following reports with respect to the Specially Serviced Mortgage Loans (and, if applicable, the related REO Properties) providing the required information as of such Determination Date:
(i) a Delinquent Loan Status Report; (ii) an Historical Loss Estimate Report;
(iii) an Historical Loan Modification Report; (iv) an REO Status Report; and (v) a Loan Payoff Notification Report.

     (c) Not later than 12:00 Noon on the third Business Day after each Determination Date, the Master Servicer shall deliver or cause to be delivered to the Trustee the following reports with respect to the Specially Serviced Mortgage Loans (and, if applicable, the related REO Properties) providing the required information as of such Determination Date: (i) the Delinquent Loan Status Report; (ii) the Historical Loss Estimate Report; (iii) the Historical Loan Modification Report; (iv) the REO Status Report; and (v) a Loan Payoff Notification Report. On the third Business Day after each Determination Date, the Master Servicer will deliver to the Trustee with respect to each Tenant and any Guarantor as of a date no earlier than three Business Days prior to such Determination Date: (i) all publicly available ratings for such Tenant and any Guarantor as of such date, (ii) all publicly available ratings for such Tenant or Guarantor included in the report prepared pursuant to this Section 3.12(c) for the immediately preceding Determination Date (or in the case of the first Determination Date, such ratings set forth in the Prospectus on page S-39), and
(iii) whether such Tenant or Guarantor has been placed on a credit watch.

     (d) The Special Servicer will deliver to the Master Servicer the reports set forth in Section 3.12(b) and the Master Servicer shall deliver to the Trustee the reports set forth in Section 3.12(c) in an electronic format reasonably acceptable to the Special Servicer and the Master Servicer with respect to the reports set forth in Section 3.12(b), and the Master Servicer and the Trustee with respect to the reports set forth in Section 3.12(c). The Master Servicer may, absent manifest error, conclusively rely on the reports to be provided by the Special Servicer pursuant to Section 3.12(b). The Trustee may, absent actual knowledge of an error by a Responsible Officer of the Trustee or manifest error, conclusively rely on the reports to be provided by the Master Servicer pursuant to Section 3.12(c). In the case of information or reports to be furnished by the Master Servicer to the Trustee pursuant to Section 3.12(c), to the extent that such information is based on reports to be provided by the Special Servicer pursuant to Section 3.12(b) and to the extent that such reports are to be prepared and delivered by the Special Servicer pursuant to Section 3.12(b), the Master Servicer shall have no obligation to provide such information or reports until it has received such information or reports from the Special Servicer and the Master Servicer shall not be in default hereunder due to a delay in providing the reports required by Section 3.12(c) caused by the Special Servicer's failure to timely provide any report required under
Section 3.12(b) of this Agreement.

     (e) Notwithstanding the foregoing, the Master Servicer and the Special Servicer shall not be liable with respect to any information in any Loan Payoff Notification Report delivered hereunder with respect to the amount of principal expected to be paid, the expected date of payment or any Yield Maintenance Charge or Percentage Premium due; provided that the Master Servicer, consistent with the Servicing Standard, shall be responsible for the accurate calculation of any actual loan payoff amounts or Prepayment Premiums received from a Mortgagor or Tenant as provided in the related Mortgage Note.

     SECTION 3.13. Annual Statement as to Compliance.

     Each of the Master Servicer and the Special Servicer shall deliver to the Trustee, the Depositor, and the Rating Agencies, and, in the case of the Special Servicer, to the Master Servicer, on or before April 30 of each year, beginning April 30, 1999, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer or the Special Servicer, as the case may be, during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision,
(ii) to the best of such officer's knowledge, based on such review, the Master Servicer or the Special Servicer, as the case may be, has fulfilled all of its obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and (iii) the Master Servicer or the Special Servicer, as the case may be, has received no notice regarding qualification, or challenging the status, of any portion of the Trust Fund as a REMIC from the Internal Revenue Service or any other governmental agency or body or, if it has received any such notice, specifying the details thereof.

     SECTION 3.14. Reports by Independent Public Accountants.

     On or before April 30th of each year, beginning in 1999, the Master Servicer at its expense shall cause a firm of independent public accountants (which may also render other services to the Master Servicer) and that is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee and to the Depositor to the effect that (i) it has obtained a letter of representation regarding certain matters from the management of the Master Servicer, which includes an assertion that the Master Servicer has complied with certain minimum mortgage loan servicing standards (to the extent applicable to commercial loans) identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of commercial mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of commercial mortgage loans by Sub-Servicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respected to those Sub-Servicers.

     SECTION 3.15. Access to Certain Information.

     Upon ten days prior written notice, the Trustee shall make available at the Corporate Trust Office (or in the case of the Mortgage Loan File or the information specified in clause (f) below, at its offices in New York City or Minneapolis, Minnesota), during normal business hours, for review by any Certificateholder or any person identified by a

Holder or its designated agent in writing to the Trustee, as a prospective transferee of such an interest, the Trustee, the Rating Agencies, the Underwriters and anyone specified thereby and the Depositor originals or copies of the following items: (a) this Agreement and any amendments thereto, (b) all Distribution Date Statements delivered to holders of the relevant Class of Certificates since the Closing Date and all reports, statements and analyses delivered by the Master Servicer since the Closing Date pursuant to Section 3.12(c), (c) all Officer's Certificates delivered by the Master Servicer to the Trustee since the Closing Date pursuant to Section 3.13, (d) all accountants' reports delivered to the Trustee since the Closing Date as described in Section 3.14, (e) the most recent property inspection report prepared by or on behalf of the Special Servicer in respect of each Mortgaged Property and delivered to the Trustee, (f) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Special Servicer and (g) any and all Officers' Certificates and other evidence delivered by the Master Servicer or the Special Servicer, as the case may be, to support its determination that any Advance was or, if made, would be a Nonrecoverable Advance. Copies of any and all of the foregoing items will be available from the Trustee, upon request and shall be provided to any of the Rating Agencies at no cost pursuant to any of their requests.

     In connection with providing access to or copies of the items described in the preceding paragraph pursuant to this Section 3.15, the Trustee shall require: (a) in the case of Certificate Owners, a confirmation executed by the requesting Person substantially in the form of Exhibit M hereto (or such other form as may be reasonably acceptable to the Trustee) generally to the effect that such Person is a beneficial holder of Book-Entry Certificates and, subject to the last sentence of this paragraph, will keep such information confidential (except that such Certificate Owner may provide such information to any other Person that holds or is contemplating the purchase of any Certificate or interest therein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential); and (b) in the case of a prospective purchaser of a Certificate or an interest therein, confirmation executed by the requesting Person substantially in the form of Exhibit N hereto (or such other form as may be reasonably acceptable to the Trustee) generally to the effect that such Person is a prospective purchaser of a Certificate or an interest therein, is requesting the information for use in evaluating a possible investment in Certificates and, subject to the last sentence of this paragraph, will otherwise keep such information confidential. The Holders of the Certificates, by their acceptance thereof, will be deemed to have agreed, subject to the last sentence of this paragraph, to keep such information confidential (except that any Holder may provide such information obtained by it to any other Person that holds or is contemplating the purchase of any Certificate or interest therein, provided that such other Person confirms in writing such ownership interest or prospective ownership interest and agrees to keep such information confidential). Notwithstanding the foregoing, no Certificateholder, Certificate Owner or prospective Certificateholder or Certificate Owner shall be obligated to keep confidential any information received from the Trustee pursuant to this Section
3.15 that has previously been made available via the Trustee's internet website or has previously been filed with the Commission, and the Trustee shall not require either of the certifications contemplated by the second preceding sentence in connection with providing any information pursuant to this

Section 3.15 that has previously been made available via the Trustee's internet website or has previously been filed with the Commission.

     Each of the Master Servicer and the Special Servicer shall afford to the Trustee, the Rating Agencies and the Depositor, and to the OTS, the FDIC and any other banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any records regarding the Mortgage Loans and the servicing thereof within its control, except to the extent it is prohibited from doing so by applicable law or contract or to the extent such information is subject to a privilege under applicable law to be asserted on behalf of the Certificateholders. Such access shall be afforded only upon reasonable prior written request and during normal business hours at the offices of the Master Servicer or the Special Servicer, as the case may be, designated by it.

     The Trustee, the Master Servicer, the Special Servicer and the Underwriters may require payment from the Certificateholder of a sum sufficient to cover the reasonable costs and expenses of providing any such information or access pursuant to this Section 3.15 to, or at the request of, the Certificateholders or prospective transferees, including, without limitation, copy charges and reasonable fees for employee time and for space.

     (b) The Trustee will make available each month, to any interested party, the Distribution Date Statement via the Trustee's internet website, electronic bulletin board and fax-on-demand service. In addition, pursuant to the terms of one or more written agreements (each an "Internet Disclosure Agreement") that may be entered into after the date hereof, between the Depositor on the one hand and the Trustee or the Master Servicer on the other hand, the Trustee or the Master Servicer, as the case may be, may make available certain information, reports and documents with respect to the Mortgage Loans and the transactions contemplated hereby, including, without limitation, the CSSA Loan File Report, and the reports contemplated by Section 3.12(c), on the Trustee's or the Master Servicer's internet website. None of the Depositor, the Master Servicer or the Trustee possesses any obligation to enter an Internet Disclosure Agreement. The Trustee and the Master Servicer will not post or disclose information, reports, data files or documents with respect to the Mortgage Loans and the transactions contemplated hereby unless it is expressly permitted to post such information pursuant to the terms hereof or pursuant to the terms of an Internet Disclosure Agreement. Provided that the each of the Master Servicer, the Special Servicer and the Trustee prepare and disseminate all information and reports pursuant to the terms of this Agreement, none of the Master Servicer, the Special Servicer or the Trustee shall be liable for the dissemination of such information or reports.

     If three or more Holders (hereinafter referred to as "Applicants" with a single Person which (together with its Affiliates) is the Holder of more than one Class of Certificates being viewed as a single Applicant for these purposes) apply in writing to the Trustee, and such application states that the Applicants' desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, send, at the Applicants'


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                                      -85-

expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

     SECTION 3.16. Title to REO Property; REO Account.

     (a) If title to any REO Property is acquired, the deed or certificate of sale shall be issued to the Trustee or its nominee on behalf of the Certificateholders. The Special Servicer, on behalf of the Trust Fund, shall sell any REO Property by the end of the third year following the calendar year in which REMIC I acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless the Special Servicer either (i) applies, more than sixty days prior to the end of such third succeeding calendar year, and is granted an extension of time (an "REO Extension") by the Internal Revenue Service to sell such REO Property or (ii) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee, the Special Servicer and the Master Servicer, to the effect that the holding by REMIC I of such REO Property subsequent to the end of such third succeeding calendar year will not result in the imposition of taxes on "prohibited transactions" (as defined in Section 860F of the Code) of any of REMIC I, REMIC II or REMIC III or cause any of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding. If the Special Servicer is granted the REO Extension contemplated by clause (i) of the immediately preceding sentence or obtains the Opinion of Counsel contemplated by clause (ii) of the immediately preceding sentence, the Special Servicer shall sell such REO Property within such extended period as is permitted by such REO Extension or such Opinion of Counsel, as the case may be. Any expense incurred by the Special Servicer in connection with its obtaining the REO Extension contemplated by clause (i) of the second preceding sentence or its obtaining the Opinion of Counsel contemplated by clause (ii) of the second preceding sentence, shall be an expense of the Trust Fund payable out of the Certificate Account pursuant to Section 3.05(a).

     (b) The Special Servicer shall segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an REO Acquisition shall occur, the Special Servicer shall establish and maintain one or more accounts (collectively, the "REO Account"), held on behalf of the Trustee in trust for the benefit of the Certificateholders, for the retention of revenues and other proceeds derived from each REO Property. The REO Account shall be an Eligible Account. The Special Servicer shall deposit, or cause to be deposited, in the REO Account, upon receipt, all REO Revenues, Insurance Proceeds and Liquidation Proceeds received in respect of an REO Property. Funds in the REO Account may be invested in Permitted Investments in accordance with Section 3.06. The Special Servicer shall be entitled to make withdrawals from the REO Account to pay itself, as additional servicing compensation in accordance with Section 3.11(d), interest and investment income earned in respect of amounts held in the REO Account as provided in Section 3.06(b) (but only to the extent of the Net Investment Earnings with respect to the REO Account for any Collection Period). The Special Servicer shall give written notice to the Trustee and the Master Servicer of the location of the REO Account when first established and of the new location of the REO Account prior to any change thereof.

     (c) The Special Servicer shall withdraw from the REO Account funds necessary for the proper operation, management, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in the REO Account relating to such REO Property (including any monthly reserve or escrow amounts necessary to accumulate sufficient funds for taxes, insurance and anticipated capital expenditures (the "Impound Reserve")). On each Determination Date, the Special Servicer shall withdraw from the REO Account and deposit into the Certificate Account or deliver to the Master Servicer or such other Person as may be directed by the Master Servicer (which shall deposit such amounts into the Certificate Account) the aggregate of all amounts received in respect of each REO Property during the most recently ended Collection Period, net of any withdrawals made out of such amounts pursuant to the preceding sentence; provided that in addition to the Impound Reserve the Special Servicer may retain in the REO Account such portion of proceeds and collections as may be necessary to maintain a reserve of sufficient funds for the proper operation, management and maintenance of the related REO Property (including without limitation the creation of a reasonable reserve for repairs, replacements and other related expenses), such reserve not to exceed an amount sufficient to cover such items to be incurred during the following twelve month period with respect to each such REO Property.

     (d) The Special Servicer shall keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, the REO Account pursuant to Section 3.16(b) or (c). The Special Servicer shall provide the Master Servicer any information with respect to the REO Account as is reasonably requested by the Master Servicer.

     SECTION 3.17. Management of REO Property.

     (a) Prior to the acquisition of title to a Mortgaged Property, the Special Servicer shall review the operation of such Mortgaged Property and determine the nature of the income that would be derived from such property if it were acquired by the Trust Fund. If the Special Servicer determines from such review that:

          (i) None of the income from Directly Operating such Mortgaged Property would be subject to tax as "net income from foreclosure property" within the meaning of the REMIC Provisions or would be subject to the tax imposed on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO Tax"), such Mortgaged Property may be Directly Operated by the Special Servicer as REO Property;

          (ii) Directly Operating such Mortgaged Property as an REO Property could result in income from such property that would be subject to an REO Tax, but that a lease of such property to another party to operate such property, or the performance of some services by an Independent Contractor with respect to such property, or another method of operating such property would not result in income subject to an REO Tax, then the Special Servicer may (provided, that in the good faith and reasonable judgment of the Special Servicer, it is commercially reasonable) acquire such Mortgaged Property as REO Property and so lease or operate such REO Property; or

          (iii) It is reasonable to believe that Directly Operating such property as REO Property could result in income subject to an REO Tax and that no commercially reasonable means exists to operate such property as REO Property without the Trust Fund incurring or possibly incurring an REO Tax on income from such property, the Special Servicer shall deliver to the REMIC Administrator, in writing, a proposed plan (the "Proposed Plan") to manage such property as REO Property. Such plan shall include potential sources of income, and to the extent commercially reasonable, estimates of the amount of income from each such source. Within a reasonable period of time after receipt of such plan, the REMIC Administrator shall consult with the Special Servicer and shall advise the Special Servicer of the REMIC Administrator's federal income tax reporting position with respect to the various sources of income that the Trust Fund would derive under the Proposed Plan. In addition, the REMIC Administrator shall (to the maximum extent possible) advise the Special Servicer of the estimated amount of taxes that the Trust Fund would be required to pay with respect to each such source of income. After receiving the information described in the two preceding sentences from the REMIC Administrator, the Special Servicer shall either (A) implement the Proposed Plan (after acquiring the respective Mortgaged Property as REO Property) or (B) manage and operate such property in a manner that would not result in the imposition of an REO Tax on the income derived from such property. All of the REMIC Administrator's expenses (including any fees and expenses of counsel or other experts reasonably retained by it) incurred pursuant to this section shall be reimbursed to it from the Trust Fund in accordance with Section 10.01(f).

     The Special Servicer's decision as to how each REO Property shall be managed and operated shall be based on the Servicing Standard. Both the Special Servicer and the REMIC Administrator may, at the expense of the Trust Fund payable pursuant to Section 3.05(a)(xiii) consult with counsel.

     (b) Subject to Section 3.17(a)(iii), if title to any REO Property is acquired, the Special Servicer shall manage, conserve, protect and operate such REO Property for the benefit of the Certificateholders solely for the purpose of its prompt disposition and sale in a manner that does not and will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or, except as contemplated by Section 3.17(a), either result in the receipt by REMIC I, REMIC II or REMIC III of any "income from nonpermitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or result in an Adverse REMIC Event. Subject to the foregoing, however, the Special Servicer shall have full power and authority to do any and all things in connection therewith as are consistent with the Servicing Standard and, consistent therewith, shall withdraw from the REO Account, to the extent of amounts on deposit therein with respect to any REO Property, funds necessary for the proper operation, management, maintenance and disposition of such REO Property, including without limitation:

          (i) all insurance premiums due and payable in respect of such REO Property;

          (ii) all real estate taxes and assessments in respect of such REO Property that may result in the imposition of a lien thereon;

          (iii) any ground rents in respect of such REO Property; and

          (iv) all costs and expenses necessary to maintain, lease, sell, protect, manage, operate and restore such REO Property.

To the extent that amounts on deposit in the REO Account in respect of any REO Property are insufficient for the purposes set forth in clauses (i) - (iv) above with respect to such REO Property, the Special Servicer shall make Servicing Advances in such amounts as are necessary for such purposes unless (as evidenced by an Officers' Certificate delivered to the Trustee and the Master Servicer) the Special Servicer would not make such advances if the Special Servicer owned such REO Property or the Special Servicer determines, in accordance with the Servicing Standard, that such payment would be a Nonrecoverable Advance; provided, however, that the Special Servicer may make any such Servicing Advance without regard to recoverability if it is a necessary fee or expense incurred in connection with the defense or prosecution of legal proceedings.

     (c) The Special Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

          (i) the terms and conditions of any such contract may not be inconsistent herewith and shall reflect an agreement reached at arm's length;

          (ii) the fees of such Independent Contractor (which shall be expenses of the Trust Fund) shall be reasonable and customary in consideration of the nature and locality of the REO Property;

          (iii) except as permitted under Section 3.17(a), any such contract shall require, or shall be administered to require, that the Independent Contractor, in a timely manner, (A) pay all costs and expenses incurred in connection with the operation and management of such REO Property, including, without limitation, those listed in Section 3.17(b) above, and
     (B) except to the extent that such revenues are derived from any services rendered by the Independent Contractor to tenants of the REO Property that are not customarily furnished or rendered in connection with the rental of real property (within the meaning of Section 1.856-4(b)(5) of the Treasury Regulations or any successor provision), remit all related revenues collected (net of its fees and such costs and expenses) to the Special Servicer upon receipt;

          (iv) none of the provisions of this Section 3.17(c) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations hereunder with respect to the operation and management of any such REO Property; and

          (v) the Special Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. No agreement entered into pursuant to this
Section 3.17(c) shall be deemed a Sub-Servicing Agreement for purposes of
Section 3.22.

     SECTION 3.18. Sale of Mortgage Loans and REO Properties.

     (a) The Master Servicer, the Special Servicer or the Trustee may sell or purchase, or permit the sale or purchase of, a Mortgage Loan or REO Property only on the terms and subject to the conditions set forth in this Section 3.18 or as otherwise expressly provided in or contemplated by Sections 2.03(a), 2.02(b) and 9.01.

     (b) Subject to Sections 2.03(a) and 2.02(b), if the Special Servicer has determined in good faith that any Defaulted Mortgage Loan will become subject to foreclosure proceedings, the Special Servicer shall promptly so notify in writing the Trustee and the Master Servicer, and the Trustee, following its receipt of such notice, shall, within 10 days after receipt of such notice, notify the Majority Subordinate Certificateholder. The Majority Subordinate Certificateholder may at its option purchase from the Trust Fund, at a price equal to the Purchase Price, any such Mortgage Loan. The Purchase Price for any Mortgage Loan purchased under this paragraph (b) shall be deposited into the Certificate Account, and the Custodian, upon receipt of an Officers' Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Majority Subordinate Certificateholder the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Majority Subordinate Certificateholder ownership of such Mortgage Loan. In connection with any such purchase, the Special Servicer shall deliver the related Servicing File to the Majority Subordinate Certificateholder.

     (c) If the Majority Subordinate Certificateholder has not purchased any Defaulted Mortgage Loan within 30 days of its having received notice in respect thereof pursuant to Section 3.18(b) above, either the Master Servicer or the Special Servicer (with preference given to the Special Servicer) may at its option purchase such Mortgage Loan from the Trust Fund, at a price equal to the Purchase Price. The Purchase Price for any such Mortgage Loan purchased under this paragraph (c) shall be deposited into the Certificate

Account, and the Custodian, upon receipt of an Officers' Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Master Servicer or the Special Servicer, as applicable, the related Mortgage File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the Master Servicer or the Special Servicer, as applicable, the ownership of such Mortgage Loan. In connection with any such purchase by the Master Servicer, the Special Servicer shall deliver the related Servicing File to the Master Servicer.

     (d) The Special Servicer may offer to sell any Defaulted Mortgage Loan not otherwise purchased pursuant to Sections 3.18(b) and 3.18(c) above, if and when the Special Servicer determines, consistent with the Servicing Standard, that such a sale would be in the best economic interests of the Certificateholders. Such offer shall be made in a commercially reasonable manner (which, for purposes hereof, includes an offer to sell without representation or warranty other than customary warranties of title and condition, if liability for breach thereof is limited to recourse against the Trust Fund) for a period of not less than 10 days. Unless the Special Servicer determines that acceptance of any bid would not be in the best economic interests of the Certificateholders, the Special Servicer shall accept the highest cash bid received from any Person that constitutes a fair price for such Mortgage Loan. In the absence of any bid determined as provided below to be fair, the Special Servicer shall proceed with respect to such Defaulted Mortgage Loan in accordance with Section 3.09.

     The Special Servicer shall use its best efforts to solicit bids for each REO Property in such manner as will be reasonably likely to realize a fair price within the time period provided for by Section 3.16(a). The Special Servicer shall accept the first (and, if multiple bids are received contemporaneously or subsequently, the highest, provided that the Special Servicer is not obligated to the first bidder) cash bid received from any Person that constitutes a fair price for such REO Property. If the Special Servicer reasonably believes that it will be unable to realize a fair price for any REO Property within the time constraints imposed by Section 3.16(a), the Special Servicer shall dispose of such REO Property upon such terms and conditions as the Special Servicer shall deem necessary and desirable to maximize the recovery thereon under the circumstances and, in connection therewith, shall accept the highest outstanding cash bid, regardless of from whom received.

     (e) Whether any cash bid constitutes a fair price for any Defaulted Mortgage Loan or REO Property, as the case may be, for purposes of Section 3.18(d), shall be determined by the Special Servicer (except as otherwise provided below in this Section 3.18(e)). In determining whether any bid received from an Interested Person represents a fair price for any such Mortgage Loan or REO Property, the Special Servicer shall be supplied with and may rely on a narrative appraisal prepared at the expense of the Trust Fund by an Independent Appraiser, retained by the Special Servicer. (The Special Servicer may rely on a certification of any bidder to the effect that such bidder is not an Interested Person.) Such appraiser shall be selected by the Special Servicer if the Special Servicer is not bidding with respect to a Defaulted Mortgage Loan or REO Property and shall be selected by the Master Servicer if the Special Servicer is bidding. Where any Interested Person is among those bidding with respect to a Mortgage Loan or REO Property, the Special Servicer shall require that all bids be submitted in writing and be accompanied by a refundable deposit of cash in an amount equal to 5% of the bid amount. In determining whether any bid from a Person other than an Interested Person or from an Interested Person other than the Special Servicer constitutes a fair price for any such Mortgage Loan or REO Property, the Special Servicer shall take into account (in addition to the results of any appraisal described above and any appraisal that it may have obtained pursuant to Section 3.09(a)), and any appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, the period and amount of any delinquency on the affected Mortgage Loan, the occupancy level and physical condition of the Mortgaged Property or REO Property, the state of the local economy and the obligation to dispose of any REO Property within the time period specified in Section 3.16(a). The Purchase Price for any such Mortgage Loan or REO Property shall in all cases be deemed a fair price.

     (f) Subject to Sections 3.18(a) through 3.18(e) above, the Special Servicer shall act on behalf of the Trustee for the benefit of the Trust Fund in negotiating and taking any other action necessary or appropriate in connection with the sale of any Defaulted Mortgage Loan or REO Property, and the collection of all amounts payable in connection therewith. In connection therewith, the Special Servicer may charge prospective bidders, and may retain, fees that approximate the Special Servicer's actual costs in the preparation and delivery of information pertaining to such sales or evaluating bids without obligation to deposit such amounts into the Certificate Account. Any sale of a Defaulted Mortgage Loan or any REO Property shall be final, without recourse to the Trustee or the Trust Fund and without representations and warranties of title and condition, unless liability for breach thereof is limited to recourse against the Trust Fund, and if such sale is consummated in accordance with the terms of this Agreement, neither the Special Servicer nor the Trustee shall have any liability to any Certificateholder with respect to the purchase price therefor accepted by the Special Servicer.

     (g) Any sale of a Defaulted Mortgage Loan or any REO Property shall be for cash only (unless changes in the REMIC Provisions or authoritative interpretations thereof made or issued subsequent to the Startup Day allow a sale for other consideration).

     (h) The Special Servicer shall not be obligated by any of the foregoing paragraphs of this Section 3.18 to accept the highest bid if the Special Servicer determines, in accordance with the Servicing Standard, that rejection of such bid would be in the best interests of the Certificateholders. In addition, the Special Servicer may accept a lower bid if it determines, in accordance with the Servicing Standard, that acceptance of such bid would be in the best interests of the Certificateholders (for example, if the prospective buyer making the lower bid is more likely to perform its obligations or the terms offered by the prospective buyer making the lower bid are more favorable).

     SECTION 3.19. Additional Obligations of Master Servicer.

     (a) The Master Servicer shall deliver to the Paying Agent for deposit in the Distribution Account on each P&I Advance Date, without any right of reimbursement therefor, an amount equal to the lesser of (i) the excess, if any, of (A) aggregate amount of Prepayment Interest Shortfalls incurred in connection with Principal Prepayments received during the most recently ended Collection Period over (B) the aggregate amount of Prepayment Interest Excesses collected in connection with Principal Prepayments received during such Collection Period, and (ii) the total amount of all servicing compensation received by the Master Servicer (exclusive of any Prepayment Interest Excess) during such Collection Period.

     (b) With respect to each Construction Loan, the Master Servicer will on the due dates specified in the related Mortgage Note withdraw from the applicable Reserve Account and deposit into the Collection Account the amounts due under such Mortgage Note to the extent of Reserve Funds remaining in such Reserve Account in respect of such Construction Loan for so long as the related Tenant is not obligated to begin making payments under the related Credit Lease. Prior to the Construction Loan Default Date, the Master Servicer will remit any amounts due to any Person entitled thereto under the related Mortgage Loan documents from any remaining Construction Reserves related to such Person upon the delivery of such documents and the satisfaction of such other conditions specified in the related Mortgage Loan documents. On or before each Construction Loan Default Date, the Master Servicer will determine whether the related Tenant or Mortgagor has satisfied all conditions specified in the related Credit Lease and related Mortgage Loan documents (including the delivery of any certifications and reports). In the event the related Tenant or Mortgagor has not satisfied such conditions precedent, consistent with the Servicing Standard and after consultation with any engineering or architectural consultants, that the Master Servicer may deem appropriate (and the expense of which shall be a Servicing Advance), the Master Servicer shall determine whether to extend the time by which such conditions precedent must be satisfied for a period of time of up to 90 days beyond the Construction Loan Default Date or to treat such Mortgage Loan as a Defaulted Mortgage Loan; provided that such 90 day time period may be further extended by the Master Servicer to a date determined by the Master Servicer based upon the Servicing Standard and any reports provided by engineering or architectural consultants, and upon the prior written confirmation from each Rating Agency that such extension would not result in a downgrade, qualification or withdrawal on the Certificates. In no event will the Master Servicer extend the completion date pursuant to this Section 3.19(b) with respect to the Construction Loan relating to the Fleet Letter of Credit beyond a date that provides sufficient time for the Master Servicer to draw upon the Fleet Letter of Credit in accordance with its terms or otherwise take any action that impairs the enforceability or collectability of the Fleet Letter of Credit. In the event the Construction Loan relating to the Fleet Letter of Credit is not completed as specified in the related Credit Lease and related documents by the Construction Default Date or such later date as extended by the Master Servicer pursuant to this Section 3.19(b), the Master Servicer will draw upon the Fleet Letter of Credit in accordance with its terms and in a timely manner such that the Trust Fund can fully collect upon the Fleet Letter of Credit and deposit all collections received on the Fleet Letter of Credit into the Certificate Account pursuant to Section 3.04(a)(xv).

     SECTION 3.20. Modifications, Waivers, Amendments and Consents.

     (a) Subject to Sections 3.20(b) through 3.20(g) below, the Special Servicer may, on behalf of the Trustee for the benefit of the Trust Fund, agree to any modification, waiver or amendment of any term of any Mortgage Loan without the consent of the Trustee or any Certificateholder.

     (b) All modifications, waivers or amendments of any Mortgage Loan shall be in writing and shall be considered and effected in accordance with the Servicing Standard.

     (c) Except as provided in 3.20(d) and the last sentence of Section 3.02(a), the Special Servicer, on behalf of the Trustee, shall not agree or consent to any modification, waiver or amendment of any term of any Mortgage Loan that would:

          (i) affect the amount or timing of any related payment of principal, interest or other amount (including Prepayment Premiums, but excluding amounts payable as additional servicing compensation) payable thereunder;


          (ii) affect the obligation of the related Mortgagor to pay a Prepayment Premium or permit a Principal Prepayment during any period in which the related Mortgage Note prohibits Principal Prepayments;

          (iii) except as expressly contemplated by the related Mortgage or pursuant to Section 3.09(d), result in a release of the lien of the Mortgage on any material portion of the related Mortgaged Property without a corresponding Principal Prepayment in an amount not less than the fair market value (as determined by an appraisal by an Independent Appraiser delivered to the Special Servicer at the expense of the related Mortgagor and upon which the Special Servicer may conclusively rely) of the property to be released;

          (iv) in the judgment of the Special Servicer, otherwise materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

          (v) impair the value or enforceability of a Lease Enhancement Policy, RVI Policy or the Fleet Letter of Credit.

     (d) Notwithstanding Section 3.20(c), but subject to the third paragraph of this Section 3.20(d), the Special Servicer may (i) reduce the amounts owing under any Specially Serviced Mortgage Loan by forgiving principal, accrued interest or any Prepayment Premium, (ii) reduce the amount of the monthly payment on any Specially Serviced Mortgage Loan, including by way of a reduction in the related Mortgage Rate, (iii) forbear in the enforcement of any right granted under any Mortgage Note or Mortgage relating to a Specially

Serviced Mortgage Loan or (iv) accept a principal prepayment on any Specially Serviced Mortgage Loan during any Lockout Period; provided that (A) the related Mortgagor is in default with respect to the Specially Serviced Mortgage Loan or, in the judgment of the Special Servicer, such default is reasonably foreseeable,
(B) in the sole, good faith judgment of the Special Servicer, such modification would increase the recovery on the Mortgage Loan to Certificateholders on a net present value basis (the relevant discounting of amounts that will be distributable to Certificateholders to be performed at the related Mortgage
Rate) and (C) such modification, waiver or amendment would not both (1) effect an exchange or reissuance of the Mortgage Loan under Section 1001 of the Code (and the Treasury regulations promulgated thereunder) and (2) cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions.

     In addition, notwithstanding Section 3.20(c), but subject to the third paragraph of this Section 3.20(d), the Special Servicer may extend the date on which any Balloon Payment is scheduled to be due in respect of a Specially Serviced Mortgage Loan if the conditions set forth in the proviso to the prior paragraph are satisfied, the Special Servicer has obtained an appraisal within the twelve months preceding such extension in accordance with the Standards of the Appraisal Institute of the related Mortgaged Property, performed by an Independent Appraiser, in connection with such extension, which appraisal supports the determination of the Special Servicer contemplated by clause (B) of the proviso to the immediately preceding paragraph, and if such Balloon Loan is an Insured Balloon Loan, that such extension will not impair the value or enforceability of the related RVI Policy.

     In no event will the Special Servicer (i) extend the maturity date of a Mortgage Loan beyond a date that is two years prior to the Rated Final Distribution Date, (ii) extend the maturity date of any Mortgage Loan which has a Mortgage Rate below the prevailing interest rate for comparable loans at the time of such modification as determined by the Special Servicer, unless (A) such Mortgage Loan is a Balloon Loan, (B) the related Mortgagor has failed to make the Balloon Payment at its scheduled maturity and (C) such Balloon Loan is not a Specially Serviced Mortgage Loan (other than by reason of the failure to make its Balloon Payment) and has not been delinquent with respect to a Periodic Payment (other than the Balloon Payment) in the preceding twelve months, in which case the Special Servicer may permit up to three one-year extensions at the existing Mortgage Rate for such Mortgage Loan (provided that such limitation of extensions made at below market rate shall not limit the ability of the Special Servicer to extend the maturity date of any Mortgage Loan at an interest rate at or in excess to the prevailing rate for comparable loans at the time of such modification), (iii) if the Mortgage Loan is secured by a Ground Lease, extend the maturity date of such Mortgage Loan beyond a date which is less than 10 years prior to the expiration of the term of such Ground Lease; (iv) reduce the Mortgage Rate to a rate below the prevailing interest rate for comparable loans at the time of such modification, as determined by the Special Servicer; or (v) defer interest due on any Mortgage Loan in excess of 10% of the Stated Principal Balance of such Mortgage Loan or defer the collection of interest on any Mortgage Loan without accruing interest on such deferred interest at a rate at least equal to the Mortgage Rate of such Mortgage Loan.

     The determination of the Special Servicer contemplated by clause (B) of the proviso to the first paragraph, and clause (ii) of the third paragraph, of this
Section 3.20(d) shall be evidenced by an Officer's Certificate to such effect delivered to the Trustee and the Master Servicer and describing in reasonable detail the basis for the Special Servicer's determination.

     (e) Any payment of interest that is deferred pursuant to any modification, waiver or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such modification, waiver or amendment so permit. The foregoing shall in no way limit the Special Servicer's ability to charge and collect from the Mortgagor costs otherwise collectible under the terms of the related Mortgage Note and this Agreement together with interest thereon.

     (f) The Special Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver or indulgence or any other matter or thing, the granting of which is within its discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to it
(i) as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, and (ii) any related costs and expenses incurred by it. In no event shall the Special Servicer be entitled to payment for such fees or expenses unless such payment is collected from the related Mortgagor.

     (g) The Special Servicer shall notify the Master Servicer, any related Sub-Servicers and the Trustee, in writing, of any modification, waiver or amendment of any term of any Mortgage Loan (including fees charged the Mortgagor) and the date thereof, and shall deliver to the Custodian for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver or amendment, promptly (and in any event within ten Business Days) following the execution thereof. Copies of each agreement whereby any such modification, waiver or amendment of any term of any Mortgage Loan is effected shall be made available for review upon prior request during normal business hours at the offices of the Special Servicer pursuant to Section 3.15(g) hereof.

     (h) If, with respect to any Defeasance Loan, the Master Servicer shall receive a notice from the related Mortgagor that it intends to defease the related Defeasance Loan in accordance with the terms thereof, except as set forth below, the Master Servicer shall (a) promptly respond to such notice in a manner which would require that the Mortgagor pledge Defeasance Collateral in lieu of such prepayment pursuant to the terms of the related Mortgage Note, (b) notify each Rating Agency, the Trustee and the Underwriters in writing of the request to defease a Mortgage Loan and (c) upon the written confirmation from each Rating Agency described in the next paragraph, take such further action as provided in such Mortgage Note to effectuate such pledge, including the purchase and perfection of the Defeasance Collateral in the name of the Trustee, as trustee for the registered holders of

Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL.

     Notwithstanding the above and subject to the terms of the Mortgage Loans, the Master Servicer shall not permit a pledge of Defeasance Collateral in lieu of prepayment under a Defeasance Loan if (i) such defeasance would occur within two years of the Startup Day, (ii) such Defeasance Loan (or any applicable agreement executed in connection with the related defeasance) provides that the Mortgagor will be liable for any shortfalls from the Defeasance Collateral or otherwise become subjected to recourse liability with respect to the Defeasance Loan, (iii) such defeasance would result in a new Mortgagor on the Defeasance Loan (unless such new Mortgagor is acquiring the Mortgaged Property that was the initial security for the Defeasance Loan), or (iv) any Rating Agency does not confirm in writing to the Master Servicer that the acceptance of a pledge of the Defeasance Collateral in lieu of a full prepayment will not result in a downgrade, withdrawal or qualification of the ratings then assigned by it to any Class of Certificates.

     SECTION 3.21. Transfer of Servicing Between Master Servicer and Special
                   Servicer; Record Keeping.

     (a) Upon determining that a Servicing Transfer Event has occurred with respect to any Mortgage Loan and if the Master Servicer is not also the Special Servicer, the Master Servicer shall immediately give notice thereof, and shall deliver a copy of the related Servicing File, to the Special Servicer and shall use reasonable efforts to provide the Special Servicer with all information, documents (or copies thereof) and records (including records stored electronically on computer tapes, magnetic discs and the like) relating to the Mortgage Loan either in the Master Servicer's or any of its directors', officers', employees', affiliates' or agents' possession or control or otherwise available to the Master Servicer without undue burden or expense, and reasonably requested by the Special Servicer to enable it to assume its functions hereunder with respect thereto without acting through a Sub-Servicer. The Master Servicer shall use reasonable efforts to comply with the preceding sentence within five Business Days of the occurrence of each related Servicing Transfer Event; provided, however, if the information, documents and records requested by the Special Servicer are not contained in the Servicing File, the Master Servicer shall have such period of time as reasonably necessary to make such delivery.

     Upon determining that a Specially Serviced Mortgage Loan has become a Corrected Mortgage Loan and if the Master Servicer is not also the Special Servicer, the Special Servicer shall immediately give notice thereof, and shall return the related Servicing File and all other information, documents and records that were not part of the Servicing File when it was delivered to the Special Servicer within five Business Days of the occurrence, to the Master Servicer (or such other Person as may be directed by the Master Servicer) and upon giving such notice, and returning such Servicing File, to the Master Servicer (or such other Person as may be directed by the Master Servicer), the Special Servicer's obligation to service such Mortgage Loan, and the Special Servicer's right to receive the Special Servicing Fee with respect to such Mortgage Loan, shall terminate, and the obligations of the Master Servicer to service and administer such Mortgage Loan shall resume.

     (b) In servicing any Specially Serviced Mortgage Loans, the Special Servicer shall provide to the Custodian originals of documents included within the definition of "Mortgage File" for inclusion in the related Mortgage File (with a copy of each such original to the Master Servicer), and copies of any additional related Mortgage Loan information, including correspondence with the related Mortgagor.

     (c) On or before each Determination Date, the Special Servicer shall deliver to the Master Servicer (or such other Person as may be directed by the Master Servicer) a statement in writing and in computer readable format (the form of such statement to be agreed upon by the Master Servicer) describing, on a loan-by-loan and property-by-property basis, (1) insofar as it relates to Specially Serviced Mortgage Loans and REO Properties, the information described in clauses (x) through (xiii) of Section 4.02(a) and, insofar as it relates to the Special Servicer, the information described in clauses (xxiii) and (xxiv) of
Section 4.02(a), (2) the amount of all payments, Insurance Proceeds and Liquidation Proceeds received, and the amount of any Realized Loss incurred, with respect to each Specially Serviced Mortgage Loan during the related Collection Period, and the amount of all REO Revenues, Insurance Proceeds and Liquidation Proceeds received, and the amount of any Realized Loss incurred, with respect to each REO Property during the related Collection Period, (3) the amount, purpose and date of all Servicing Advances made by the Special Servicer with respect to each Specially Serviced Mortgage Loan and REO Property during the related Collection Period and (4) such additional information relating to the Specially Serviced Mortgage Loans and REO Properties as the Master Servicer reasonably requests to enable it to perform its responsibilities under this Agreement. Notwithstanding the foregoing provisions of this subsection (c), the Master Servicer shall maintain ongoing payment records with respect to each of the Specially Serviced Mortgage Loans and REO Properties and shall provide the Special Servicer with any information reasonably available to the Master Servicer required by the Special Servicer to perform its duties under this Agreement.

     SECTION 3.22. Sub-Servicing Agreements.

     (a) The Master Servicer and the Special Servicer may enter into Sub-Servicing Agreements to provide for the performance by third parties of any or all of their respective obligations hereunder, provided that, in each case, the Sub-Servicing Agreement: (i) is consistent with this Agreement in all material respects and requires the Sub-Servicer to comply with all of the applicable conditions of this Agreement; (ii) provides that if the Master Servicer or the Special Servicer, as the case may be, shall for any reason no longer act in such capacity hereunder (including, without limitation, by reason of an Event of Default), the Trustee or its designee may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer or the Special Servicer, as the case may be, under such agreement or, alternatively, may terminate such subservicing agreement without cause and without payment of any penalty or termination fee;
(iii) provides that the Trustee, for the benefit of the Certificateholders, shall be a third party beneficiary under such agreement, but that (except to the extent the Trustee or its designee assumes the obligations of the Master Servicer or the Special Servicer, as the case may be, thereunder as contemplated by the immediately preceding clause (ii)) none of the Trustee, the Trust Fund, any successor Master Servicer or Special Servicer, as the case may be, or any Certificateholder shall have any duties under such agreement or any liabilities arising therefrom; (iv) permits any purchaser of a Mortgage Loan pursuant to this Agreement to terminate such agreement with respect to such purchased Mortgage Loan at its option and without penalty, (v) does not permit the Sub-Servicer to enter into or consent to any modification, waiver or amendment or otherwise take any action on behalf of the Special Servicer contemplated by Section 3.20 hereof without the consent of such Special Servicer, and (vi) does not permit the Sub-Servicer any rights of indemnification that may be satisfied out of assets of the Trust Fund. In addition, each Sub-Servicing Agreement entered into by the Master Servicer shall provide that such agreement shall be subject to Section 3.21 hereof with respect to any Mortgage Loan that becomes a Specially Serviced Mortgage Loan. The Master Servicer and the Special Servicer, as the case may be, each shall deliver to the Trustee and to each other copies of all Sub-Servicing Agreements, and any amendments thereto and modifications thereof, entered into by it promptly upon its execution and delivery of such documents. References in this Agreement to actions taken or to be taken by the Master Servicer or the Special Servicer include actions taken or to be taken by a Sub-Servicer on behalf of the Master Servicer or the Special Servicer, as the case may be; and, in connection therewith, all amounts advanced by any Sub-Servicer to satisfy the obligations of the Master Servicer or the Special Servicer hereunder to make P&I Advances or Servicing Advances shall be deemed to have been advanced by the Master Servicer or the Special Servicer, as the case may be, out of its own funds and, accordingly, such P&I Advances or Servicing Advances shall be recoverable by such Sub-Servicer in the same manner and out of the same funds as if such Sub-Servicer were the Master Servicer or the Special Servicer, as the case may be. For so long as they are outstanding, Advances shall accrue interest in accordance with Sections 3.03(d) and 4.03(d), such interest to be allocable between the Master Servicer or the Special Servicer, as the case may be, and such Sub-Servicer as they may agree. For purposes of this Agreement, the Master Servicer and the Special Servicer each shall be deemed to have received any payment when a Sub-Servicer retained by it receives such payment. The Master Servicer and the Special Servicer each shall notify the other, the Trustee and the Depositor in writing promptly of the appointment by it of any Sub-Servicer.

     (b) Each Sub-Servicer (i) shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law, and (ii) shall be an approved conventional seller/servicer of mortgage loans for FHLMC or FNMA or a HUD-Approved Servicer.

     (c) The Master Servicer and the Special Servicer, for the benefit of the Trustee and the Certificateholders, shall (at no expense to the Trustee, the Certificateholders or the Trust Fund) monitor the performance and enforce the obligations of their respective Sub-Servicers under the related Sub-Servicing Agreements. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements in accordance with their respective terms and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer or the Special Servicer, as applicable, in its good faith business judgment, would require were it the owner of the Mortgage Loans. Subject to the terms of the related Sub-Servicing Agreement, the Master Servicer and the Special Servicer may each have the right to remove a Sub-Servicer retained by it at any time it considers such removal to be in the best interests of Certificateholders.

     (d) If the Master Servicer or the Special Servicer ceases to serve as such under this Agreement for any reason (including by reason of an Event of Default) and no successor Master Servicer or Special Servicer, as the case may be, has succeeded to its rights and assumed its obligations hereunder or, in the case of the Special Servicer, no replacement Special Servicer has been designated pursuant to Section 6.09, then the Trustee or its designee shall succeed to the rights and assume the obligations of the Master Servicer or the Special Servicer under any Sub-Servicing Agreement, unless the Trustee elects to terminate any such Sub-Servicing Agreement in accordance with its terms. Any termination fee payable to any Sub-Servicer pursuant to any Sub-Servicing Agreement shall not be the obligation of either the Trustee or the Trust Fund. In any event, if a Sub-Servicing Agreement is to be assumed by the Trustee or another successor thereto, the Master Servicer or the Special Servicer, as applicable, at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to such Sub-Servicing Agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held on behalf of it thereunder, and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreement to the assuming party.

     (e) Notwithstanding any Sub-Servicing Agreement, the Master Servicer and the Special Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the performance of their respective obligations and duties under this Agreement in accordance with the provisions hereof to the same extent and under the same terms and conditions as if each alone were servicing and administering the Mortgage Loans or REO Properties for which it is responsible.

     SECTION 3.23. Representations, Warranties and Covenants of Master Servicer
                   and Special Servicer.

     (a) The Master Servicer, in such capacity, hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, and to the Depositor and the Special Servicer, as of the Closing Date, that:

          (i) The Master Servicer is a corporation, duly organized and in good standing under the laws of the State of California, and the Master Servicer is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Master Servicer, and the performance and compliance with the terms of this Agreement by the Master Servicer, will not violate the Master Servicer's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Master Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Master Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Master Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Master Servicer to perform its obligations under this Agreement or the financial condition of the Master Servicer.

          (vi) No litigation is pending or, to the best of the Special Servicer's knowledge, threatened, against the Master Servicer the outcome of which in the Master Servicer's good faith and reasonable judgment could reasonably be expected to prohibit the Master Servicer from entering into this Agreement or, in the Master Servicer's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Master Servicer to perform its obligations under this Agreement.

          (vii) No consent, approval, authorization or order, registration or filing with or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Master Servicer with this Agreement, or the consummation by the Master Servicer of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings, or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Master Servicer under this Agreement.

          (viii) The Master Servicer possesses all insurance required pursuant to Section 3.07(c) of this Agreement.

     (b) The Special Servicer, in such capacity, hereby represents and warrants to the Trustee, for its own benefit and the benefit of the Certificateholders, and to the Depositor and the Master Servicer, as of the Closing Date, that:

          (i) The Special Servicer is a corporation organized and validly existing and in good standing under the laws of the State of California, and the Special Servicer is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement.

          (ii) The execution and delivery of this Agreement by the Special Servicer, and the performance and compliance with the terms of this Agreement by the Special Servicer, will not violate the Special Servicer's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

          (iii) The Special Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

          (iv) This Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a valid, legal and binding obligation of the Special Servicer, enforceable against the Special Servicer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (v) The Special Servicer is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Special Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Special Servicer to perform its obligations under this Agreement or the financial condition of the Special Servicer.

          (vi) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened, against the Special Servicer the outcome of which in the Special Servicer's good faith and reasonable judgment could reasonably be expected to prohibit the Special Servicer from entering into this Agreement or, in the Special Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Special Servicer to perform its obligations under this Agreement.

          (vii) No consent, approval, authorization or order, registration or filing with or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Special Servicer with this Agreement, or the consummation by the Special Servicer of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings, or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Special Servicer under this Agreement.

          (viii) The Special Servicer possesses all insurance required pursuant to Section 3.07(c) of this Agreement.

     (c) The representations and warranties of the Master Servicer and the Special Servicer, set forth in Sections 3.23(a) and (b), respectively, shall survive the execution and delivery of this Agreement and shall inure to the benefit of the Persons for whose benefit they were made for so long as the Trust Fund remains in existence. Upon discovery by any party hereto of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

     (d) The Master Servicer covenants that by August 31, 1999, any custom-made software or hardware designed or purchased or licensed by the Master Servicer and used by the Master Servicer in the course of the operation or management of, or the compiling, reporting or generation of data required by this Agreement will not contain any deficiency (x) in the ability of such software or hardware to identify correctly or perform calculations or other processing with respect to dates after August 31, 1999 or (y) that would cause such software or hardware to be fit no longer for the purpose for which it was intended by reason of the changing of the date from 1999 to 2000

     (e) The Special Servicer covenants that by August 31, 1999, any custom-made software or hardware designed or purchased or licensed by the Special Servicer and used by the Special Servicer in the course of the operation or management of, or the compiling, reporting or generation of data required by this Agreement will not contain any deficiency (x) in the ability of such software or hardware to identify correctly or perform calculations or other processing with respect to dates after August 31, 1999 or (y) that would cause such software or hardware to be fit no longer for the purpose for which it was intended by reason of the changing of the date from 1999 to 2000.

                                   ARTICLE IV
                         PAYMENTS TO CERTIFICATEHOLDERS

     SECTION 4.01. Distributions.

     (a) On each Distribution Date, the Paying Agent shall (except as otherwise provided in Section 9.01), apply amounts on deposit in the Distribution Account, after payment of amounts payable from the Distribution Account in accordance with Section 3.05(b)(ii) through (viii), in each case to the extent of the remaining portion of the Available Distribution Amount, in the following order of priority:

          (i) to distributions of interest to the Holders of the Senior Certificates in an amount equal to, and pro rata in accordance with, all Distributable Certificate Interest in respect of each Class of Senior Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (ii) to distributions of principal to the Holders of the Class A-PO Certificates, in an amount (not to exceed the Class Principal Balance of the Class A-PO Certificates outstanding immediately prior to such Distribution Date) equal to the entire Class A-PO Principal Distribution Amount for such Distribution Date;

          (iii) to distributions of principal to the Holders of the Class A-1 Certificates, in an amount (not to exceed the Class Principal Balance of the Class A-1 Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount less the Class A-PO Principal Distribution Amount for such Distribution Date;

          (iv) after the Class Principal Balance of the Class A-1 Certificates has been reduced to zero, to distributions of principal to the Holders of the Class A-2 Certificates, in an amount (not to exceed the Class Principal Balance of the Class A-2 Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date net of any portion thereof distributed on such Distribution Date to the Holders of the Class A-1 Certificates and net of the Class A-PO Principal Distribution Amount distributed on such Distribution Date to the Holders of the Class A-PO Certificates pursuant to clauses (ii) and (iii) above;

          (v) after the Class Principal Balance of the Class A-1 Certificates and the Class A-2 Certificates have been reduced to zero, to distributions of principal to the Holders of the Class A-3 Certificates, in an amount (not to exceed the Class Principal Balance of the Class A-3 Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date net of any portion thereof distributed on such Distribution Date to the Holders of the Class A-1 and Class A-2 Certificates and net of the Class A-PO Principal Distribution Amount distributed on such Distribution Date to the Holders of the Class A-PO Certificates pursuant to clauses (ii), (iii) and (iv) above;

          (vi) to distributions to the Holders of the Class A-PO Certificates, the Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates, pro rata, in accordance with the outstanding Class Principal Balances of each such Classes of Certificates in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Classes of Certificates and not previously reimbursed;

          (vii) to distributions of interest to the Holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (viii) after the Class Principal Balances of the Class A-1 Certificates, the Class A-2 Certificates and the A-3 Certificates have been reduced to zero, to distributions of principal to the Holders of the Class B Certificates, in an amount (not to exceed the Class Principal Balance of the Class B Certificates outstanding immediately prior to such Distribution
     Date) equal to the entire Principal Distribution Amount for such Distribution Date less any portion thereof and less the Class A-PO Principal Distribution Amount distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a);

          (ix) to distributions to the Holders of the Class B Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class B Certificates and not previously reimbursed;

          (x) to distributions of interest to the Holders of the Class C Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date, and, to the extent not previously paid, for all prior Distribution Dates;

          (xi) after the Class Principal Balance of the Class B Certificates has been reduced to zero, to distributions of principal to the Holders of the Class C Certificates, in an amount (not to exceed the Class Principal Balance of the Class C Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date less any portion thereof and less the Class A-PO Principal Distribution Amount distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a);

          (xii) to distributions to the Holders of the Class C Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class C Certificates and not previously reimbursed;

          (xiii) to distributions of interest to the Holders of the Class D Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class D Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xiv) after the Class Principal Balance of the Class C Certificates has been reduced to zero, to distributions of principal to the Holders of the Class D Certificates, in an amount (not to exceed the Class Principal Balance of the Class D Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date less any portion thereof and less the Class A-PO Principal Distribution Amount distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a);

          (xv) to distributions to the Holders of the Class D Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class D Certificates and not previously reimbursed;

          (xvi) to distributions of interest to the Holders of the Class E Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class E Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xvii) after the Class Principal Balance of the Class D Certificates has been reduced to zero, to distributions of principal to the Holders of the Class E Certificates, in an amount (not to exceed the Class Principal Balance of the Class E Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date less any portion thereof and less the Class A-PO Principal Distribution Amount distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a);

          (xviii) to distributions to the Holders of the Class E Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class E Certificates and not previously reimbursed;

          (xix) to distributions of interest to the Holders of the Class F Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class F Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xx) after the Class Principal Balance of the Class E Certificates has been reduced to zero, to distributions of principal to the Holders of the Class F Certificates, in an amount (not to exceed the Class Principal Balance of the Class F Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date less any portion thereof and less the Class A-PO Principal Distribution Amount distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a);

          (xxi) to distributions to the Holders of the Class F Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class F Certificates and not previously reimbursed;

          (xxii) to distributions of interest to the Holders of the Class G Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class G Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xxiii) after the Class Principal Balance of the Class F Certificates has been reduced to zero, to distributions of principal to the Holders of the Class G Certificates, in an amount (not to exceed the Class Principal Balance of the Class G Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date less any portion thereof and less the Class A-PO Principal Distribution Amount distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a);

          (xxiv) to distributions to the Holders of the Class G Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class G Certificates and not previously reimbursed;

          (xxv) to distributions of interest to the Holders of Class H Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class H Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xxvi) after the Class Principal Balance of the Class G Certificates has been reduced to zero, to distributions of principal to the Holders of the Class H

     Certificates, in an amount (not to exceed the Class Principal Balance of the Class H Certificates outstanding immediately prior to such Distribution
     Date) equal to the entire Principal Distribution Amount for such Distribution Date less any portion thereof and less the Class A-PO Principal Distribution Amount distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a);

          (xxvii) to distributions to the Holders of the Class H Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class H Certificates and not previously reimbursed;

          (xxviii) to distributions of interest to the Holders of Class J Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class J Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xxix) after the Class Principal Balance of the Class H Certificates has been reduced to zero, to distributions of principal to the Holders of the Class J Certificates, in an amount (not to exceed the Class Principal Balance of the Class J Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date less any portion thereof and less the Class A-PO Principal Distribution Amount distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a);

          (xxx) to distributions to the Holders of the Class J Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class J Certificates and not previously reimbursed;

          (xxxi) to distributions of interest to the Holders of Class K Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class K Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xxxii) after the Class Principal Balance of the Class J Certificates has been reduced to zero, to distributions of principal to the Holders of the Class K Certificates, in an amount (not to exceed the Class Principal Balance of the Class K Certificates outstanding immediately prior to such Distribution Date) equal to the entire Principal Distribution Amount for such Distribution Date less any portion thereof and less the Class A-PO Principal Distribution Amount distributed on such Distribution Date to the Holders of any other Class of Certificates pursuant to any prior clause of this Section 4.01(a);

          (xxxiii) to distributions to the Holders of the Class K Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class K Certificates and not previously reimbursed; and

          (xxxiv) to distributions to the Holders of the Class R-I Certificates, in an amount equal to the balance, if any, of the Available Distribution Amount for such Distribution Date remaining after the distributions to be made on such Distribution Date pursuant to clauses (i) through (xxxiii) above.

     In preparing its reports described in this Section 4.01(a), the Trustee may rely solely on information provided by the Master Servicer and the Special Servicer.

     (b) On each Distribution Date, the Paying Agent shall withdraw from the Distribution Account any amount on deposit therein that represents Prepayment Premiums actually collected on the Mortgage Loans and any REO Loans during the related Collection Period and shall distribute such amount, as additional interest, as follows: Until the aggregate Certificate Principal Balance of the Sequential Pay Certificates (other than the Class A-PO Certificates) has been reduced to zero, to the Holders of the Sequential Pay Certificates (other than the Class A-PO Certificates), in the case of each Class thereof, in an amount equal to the amount of each such Prepayment Premium, multiplied by (a) a fraction (which in no event may be greater than one) the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class of Sequential Pay Certificates over the relevant Discount Rate (as defined below), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage Loan over the relevant Discount Rate, and (b) a fraction, the numerator of which is equal to the amount of principal distributable on such Class of Sequential Pay Certificates on such Distribution Date, and the denominator of which is the Principal Distribution Amount (net of the Class A-PO Principal Distribution Amount) for such Distribution Date. The portion, if any, of the Prepayment Premium remaining after any such payments to the Holders of the Sequential Pay Certificates (other than the Class A-PO Certificates) will be distributed to the Holders of the Class IO Certificates. The Class A-PO Certificates will not be entitled to any distributions of Prepayment Premiums. The "Discount Rate" applicable to any Class of Sequential Pay Certificates (other than the Class A-PO Certificates) will be equal to the yield (when compounded monthly) on the U.S. Treasury issue (primary issue) with a maturity date closest to the maturity date for the prepaid Mortgage Loan. In the event that there are two such U.S. Treasury issues (a) with the same coupon, the issue with the lower yield will be utilized, and (b) with maturity dates equally close to the maturity date for the prepaid Mortgage Loan, the issue with the earliest maturity date will be utilized.

     (c) [Reserved].

     (d) All distributions made with respect to each Class on each Distribution Date shall be allocated pro rata among the outstanding Certificates in such Class based on their respective Percentage Interests. Except as otherwise provided below, all such distributions with respect to each Class on each Distribution Date shall be made to the Certificateholders of the respective Class of record at the close of business on the related Record Date and shall be made by wire transfer of --- immediately available funds to the account of any such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent Distribution Dates) or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. The final distribution on each Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to such Certificate) will be made in like manner, but only upon presentation and surrender of such Certificate at the offices of the Certificate Registrar or such other location specified in the notice to Certificateholders of such final distribution. Prior to any termination of the Trust Fund pursuant to Section 9.01, any distribution that is to be made with respect to a Certificate in reimbursement of a Realized Loss or Additional Trust Fund Expense previously allocated thereto, which reimbursement is to occur after the date on which such Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Certificateholder that surrendered such Certificate as such address last appeared in the Certificate Register or to any other address of which the Paying Agent was subsequently notified in writing. If such check is returned to the Paying Agent, the Paying Agent, directly or through an agent, shall take such reasonable steps to contact the related Holder and deliver such check as it shall deem appropriate. Any funds in respect of a check returned to the Paying Agent shall be set aside by the Paying Agent and held uninvested in trust and credited to the account of the appropriate Holder. The costs and expenses of locating the appropriate Holder and holding such funds shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust hereunder. If the Paying Agent has not, after having taken such reasonable steps, located the related Holder by the second anniversary of the initial sending of a check, the Paying Agent shall, to the extent it is not required to dispose of such unclaimed funds otherwise in accordance with applicable state escheatment law, distribute the unclaimed funds to the Class R-I Certificateholder.

     (e) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the related Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the related Certificate Owners that it represents. None of the Trustee, the Paying Agent, the Certificate Registrar, the Depositor or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law. The Trustee and the Depositor shall perform their respective obligations under the Letter of Representations among the Depositor, the Trustee and the initial Depository.

     (f) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund in respect of the Certificates, and all rights and interests of the Certificateholders in and to such distributions, shall be as set forth in this Agreement. Neither the Holders of any Class of Certificates nor any party hereto shall in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

     (g) Except as otherwise provided in Section 9.01, whenever the Paying Agent expects that the final distribution with respect to any Class of Certificates (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to such Class of Certificates) will be made on the next Distribution Date, the Paying Agent shall, no later than five days after the related Determination Date, mail to each Holder of record on such date of such Class of Certificates a notice to the effect that:

          (i) the Paying Agent expects that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Certificate Registrar or at such other location therein specified, and

          (ii) no interest shall accrue on such Certificates from and after such Distribution Date.

     Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 4.01(g) shall not have been surrendered for cancellation within six months after the time specified in such notice, the Paying Agent shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Paying Agent, directly or through an agent, shall take such steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust pursuant to this paragraph. If all of the Certificates shall not have been surrendered for cancellation by the first anniversary following delivery of the second notice, the Paying Agent shall dispose of all unclaimed funds and other assets in accordance with applicable state law.

     (h) Notwithstanding any other provision of this Agreement, the Paying Agent shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Paying Agent reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. If the Paying Agent does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Paying Agent shall indicate the amount withheld to such Certificateholders.

     (i) All distributions made in respect of any Class of Certificates (other than the Class IO Certificates) on each Distribution Date pursuant to Section 4.01(a), 4.01(b) or 9.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of its corresponding REMIC II Regular Interest set forth in the Preliminary Statement hereto; all interest distributions made in respect of each component of the Class IO Certificates on each Distribution Date pursuant to Section 4.01(a), 4.01(b) or 9.01 shall be deemed to have first been distributed from REMIC II to REMIC III in respect of the REMIC II Regular Interest corresponding to the Class of Certificates having the same alphabetical and numerical (if any) designation as such Component to the extent of one month's interest accrued at a rate equal to the Pass-Through Rate for such Component on the Uncertificated Principal Balance of such REMIC II Regular Interest immediately prior to such Distribution Date.

     (j) On each Distribution Date, the portion of the Available Distribution Amount for such date distributed in respect of the Regular Certificates pursuant to Section 4.01(a), 4.01(b) or 9.01 shall be deemed to have first been distributed from REMIC I to REMIC II in respect of the REMIC I Regular Interests, in each case to the extent of the remaining portions of such funds, for the following purposes and in the following order of priority:

          (i) as deemed distributions of interest in respect of all of the REMIC I Regular Interests other than the REMIC I PO Regular Interest, in an amount equal to, and pro rata in accordance with, all Uncertificated Distributable Interest in respect of each such REMIC I Regular Interest for such Distribution Date and, to the extent not previously deemed distributed, for all prior Distribution Dates;

          (ii) as deemed distributions of principal in respect of the REMIC I Non-Discount Regular Interests, in an amount equal to, and pro rata in accordance with, as to each such REMIC I Non-Discount Regular Interest, the excess, if any, of the Uncertificated Principal Balance of such REMIC I Non-Discount Regular Interest outstanding immediately prior to such Distribution Date, over the Stated Principal Balance of the related Non-Discount Mortgage Loan (or successor REO Loan) that will be outstanding immediately following such Distribution Date;

          (iii) as deemed distributions of principal in respect of the REMIC I Discount Regular Interests, in an amount equal to, and pro rata in accordance with, as to each such REMIC I Discount Regular Interest, the excess, if any, of the Uncertificated Principal Balance of such REMIC I Discount Regular Interest immediately prior to such Distribution Date, over the product of (a) the Stated Principal Balance of the related Discount Mortgage Loan (or successor REO Loan) that will be outstanding immediately following such Distribution Date, and (b) the difference between 1.0 and the Class A-PO Fraction for such Discount Mortgage Loan;

          (iv) as deemed distributions of principal in respect of the REMIC I PO Regular Interest, in an amount equal to, and pro rata in accordance with, the excess, if any, of the Uncertificated Principal Balance of the REMIC I PO Regular Interest immediately prior to such Distribution Date, over the aggregate of the respective products of (a) the Stated Principal Balance of each Discount Mortgage Loan (or successor REO Loan) that will be outstanding immediately following such Distribution Date, and (b) Class A-PO Fraction for such Discount Mortgage Loan; and

          (v) as deemed distributions in respect of the REMIC I Regular Interests, in an amount equal to, pro rata in accordance with, and in reimbursement of Realized Losses and Additional Trust Fund Expenses (with compounded interest), previously allocated to each such REMIC I Regular Interest.

     Any Prepayment Premium distributed to any Class of Certificates on any Distribution Date shall, in each case, be deemed to have been distributed from REMIC I to REMIC II in respect of the REMIC I Regular Interest corresponding to the prepaid Mortgage Loan or REO Loan, as the case may be, in respect of which such premium was received.

     SECTION 4.02. Statements to Certificateholders; CSSA Loan File Report.

     (a) On each Distribution Date, the Trustee shall forward by mail (or by electronic transmission acceptable to the recipient) to all of the Holders of each Class of Regular Certificates, a statement (a "Distribution Date Statement"), as to the distributions made on such Distribution Date, setting forth:

          (i) the amount of the distribution on such Distribution Date to the Holders of each Class of Regular Certificates in reduction of the Class Principal Balance thereof;

          (ii) the amount of the distribution on such Distribution Date to the Holders of each Class of Regular Certificates allocable to Distributable Certificate Interest;

          (iii) the amount of the distribution on such Distribution Date to the Holders of each Class of Regular Certificates allocable to Prepayment Premiums;

          (iv) the amount of the distribution on such Distribution Date to the Holders of each Class of Regular Certificates in reimbursement of previously allocated Realized Losses and Additional Trust Fund Expenses;

          (v) the Available Distribution Amount for such Distribution Date;

          (vi) (a) the aggregate amount of P&I Advances made in respect of such Distribution Date pursuant to Section 4.03(a), including, without limitation, any amounts applied pursuant to Section 4.03(a)(ii), and the aggregate amount of unreimbursed P&I Advances that had been outstanding at the close of business on the related Determination Date and the aggregate amount of interest accrued and payable to the Master Servicer, the Trustee in respect of such unreimbursed P&I Advances in accordance with Section 4.03(d) as of the close of business on the related Determination Date, (b) the aggregate amount of Servicing Advances as of the close of business on the related Determination Date and (c) the aggregate amount of Protective Advances and Nonrecoverable Protective Advances as of the close of business on the related Determination Date;

          (vii) the aggregate unpaid principal balance of the Mortgage Pool outstanding as of the close of business on the related Determination Date;

          (viii) the aggregate Stated Principal Balance of the Mortgage Pool outstanding immediately before and immediately after such Distribution Date;

          (ix) the number, aggregate principal balance, weighted average remaining term to maturity and weighted average Mortgage Rate of the Mortgage Loans as of the close of business on the related Determination Date;

          (x) the number, aggregate unpaid principal balance (as of the close of business on the related Determination Date) and aggregate Stated Principal Balance (immediately after such Distribution Date) of Mortgage Loans (A) delinquent 30-59 days, (B) delinquent 60-89 days, (C) delinquent more than 89 days, and (D) as to which foreclosure proceedings have been commenced;

          (xi) as to each Mortgage Loan referred to in the preceding clause (x) above, (A) the loan number thereof, (B) the Stated Principal Balance thereof immediately following such Distribution Date, and (C) a brief description of any executed loan modification;

          (xii) with respect to any Mortgage Loan as to which a Liquidation Event occurred during the related Collection Period (other than a payment in full), (A) the loan number thereof, (B) the aggregate of all Liquidation Proceeds and other amounts received in connection with such Liquidation Event (separately identifying the portion thereof allocable to distributions on the Certificates), and (C) the amount of any Realized Loss in connection with such

     Liquidation Event;

          (xiii) with respect to any REO Property included in the Trust Fund as to which a Final Recovery Determination was made during the related Collection Period, (A) the loan number of the related Mortgage Loan, (B) the aggregate of all Liquidation Proceeds and other amounts received in connection with such Final Recovery Determination (separately identifying the portion thereof allocable to distributions on the Certificates), and
     (C) the amount of any Realized Loss in respect of the related REO Loan in connection with such Final Recovery Determination;

          (xiv) the Accrued Certificate Interest and Distributable Certificate Interest in respect of each Class of Regular Certificates for such Distribution Date;

          (xv) any unpaid Distributable Certificate Interest in respect of each Class of Regular Certificates after giving effect to the distributions made on such Distribution Date;

          (xvi) the Pass-Through Rate for each Class of Regular Certificates for such Distribution Date;

          (xvii) the Principal Distribution Amount for such Distribution Date, separately identifying the respective components thereof (and, in the case of any Principal Prepayment or other unscheduled collection of principal received during the related Collection Period, the loan number for the related Mortgage Loan and the amount of such prepayment or other collection of principal);

          (xviii) the aggregate of all Realized Losses and Additional Trust Fund Expenses that were allocated on such Distribution Date;

          (xix) the Class Principal Balance of each Class of Regular Certificates (other than the Class IO Certificates) and the Component Notional Amount of each Component outstanding immediately before and immediately after such Distribution Date, separately identifying any reduction therein due to the allocation of Realized Losses and Additional Trust Fund Expenses on such Distribution Date;

          (xx) the Certificate Factor for each Class of Regular Certificates immediately following such Distribution Date;

          (xxi) the aggregate amount of interest on P&I Advances paid to the Master Servicer and the Trustee during the related Collection Period in accordance with Section 4.03(d);

          (xxii) the aggregate amount of interest on Servicing Advances paid to the Master Servicer and the Special Servicer during the related Collection Period in accordance with Section 3.03(e);

          (xxiii) the aggregate amount of servicing fees paid to the Master Servicer and the Special Servicer during the related Collection Period;

          (xxiv) the amounts, if any, actually distributed with respect to the Class R-I, the Class R-II and the Class R-III Certificates on such Distribution Date; and

          (xxv) with respect to each Tenant and any Guarantor as of a date no earlier than three Business Days prior to such Determination Date as determined by the Master Servicer: (i) all publicly available ratings for such Tenant and any Guarantor as of such date, (ii) all publicly available ratings for such Tenant or Guarantor included in the report prepared by the Master Servicer pursuant to Section 3.12(c) for the immediately preceding Determination Date (or in the case of the first Determination Date, such ratings set forth in the Prospectus on page S-39) and (iii) whether such Tenant or Guarantor has been placed on a credit watch, in each case as provided to the Trustee by the Master Servicer pursuant to Section 3.12(c).

     In addition, each Distribution Date Statement shall for each of Moody's and S&P include the information set forth on Exhibit T. In the case of information to be furnished pursuant to clauses (i) through (iv) above, the amounts shall be expressed as a dollar amount in the aggregate for all Certificates of each applicable Class and per Single Certificate. In the case of information provided to the Trustee as a basis for information to be furnished pursuant to clauses
(x) through (xiii), and (xxiv) above, insofar as the underlying information is solely within the control of the Special Servicer, the Trustee and the Master Servicer may, absent actual knowledge of an error (of, with respect to the Trustee, a Responsible Officer without conducting any due diligence), conclusively rely on the reports to be provided by the Special Servicer.

     Absent manifest error, the Trustee may rely on and shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the Distribution Date Statement and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto). In preparing the Distribution Date Statement pursuant to this Section 4.02(a) the Trustee shall base such Distribution Date Statement solely on information provided to it by the Master Servicer and the Special Servicer.

     The Trustee shall deliver or shall cause to be delivered on each Distribution Date by first class mail to each Certificateholder, the Depositor, the Underwriters, each Rating Agency and any other Person designated in writing by the Depositor (on diskette or via such other electronic medium as is mutually acceptable to the Trustee and the recipient) a copy of the following reports or in the case of reports to Persons designated in writing by the

Depositor, any of the following reports delivered to it by the Master Servicer pursuant to Section 3.12(c): (i) the Delinquent Loan Status Report, (ii) the Historical Loss Estimate Report, (iii) the Historical Loan Modification Report,
(iv) the REO Status Report, and (v) a Loan Payoff Notification Report. The Trustee shall prepare and deliver or shall cause to be delivered on each Distribution Date by first class mail (or electronic transmission acceptable to the recipient) to each Certificateholder, the Underwriters, the Depositor, the Master Servicer, the Special Servicer, each Rating Agency and each other Person that received a Distribution Date Statement on such Distribution Date a hard copy (or in electronic medium acceptable to the recipient) of the CSSA Loan File Report containing information regarding each Mortgaged Property as of the Determination Date. The Trustee also shall deliver the CSSA Loan File Report relating to any Distribution Date by electronic medium (including computer diskette) to each Rating Agency and, upon written request, to either Underwriter and to any Certificateholder or Certificate Owner entitled to receive a hard copy thereof. Absent actual knowledge of an error, none of the Master Servicer, the Special Servicer or the Trustee shall be responsible for the accuracy or completeness of any information supplied to it by a borrower or third party that is included in any reports, statements, materials or information prepared or provided by the Master Servicer, the Special Servicer or the Trustee, as applicable. The Trustee shall not be responsible absent manifest error for the accuracy or completeness of any information supplied to it for delivery pursuant to this Section. Neither the Trustee, the Master Servicer nor the Special Servicer shall have any obligation to verify the accuracy or completeness of any information provided by a Mortgagor or third party.

     Within a reasonable period of time after the end of each calendar year, the Trustee shall send to each Person who at any time during the calendar year was a Certificateholder of record, a report summarizing on an annual basis (if appropriate) the items provided to Certificateholders pursuant to Section 4.02(a)(i), (ii), (iii) and (iv) above and such other information as may be required to enable such Certificateholders to prepare their federal income tax returns. Such information shall include the amount of original issue discount accrued on each Class of Certificates and information regarding the expenses of the Trust. Such requirement shall be deemed to be satisfied to the extent such information is provided pursuant to applicable requirements of the Code from time to time in force.

     On each Distribution Date, the Trustee shall forward to The Trepp Group (at 477 Madison Avenue, 18th Floor, New York, New York 10022, or such other address as The Trepp Group may hereafter designate), a copy of the reports forwarded to the Holders of the Regular Certificates on such Distribution Date.

     If any Certificate Owner does not receive through the Depository or any of its Depository Participants any of the statements, reports and/or other written information described above in this Section 4.02(a) that it would otherwise be entitled to receive if it were the Holder of a Definitive Certificate evidencing its ownership interest in the related Class of Book Entry Certificates, then the Trustee shall mail or cause the mailing of such statements, reports and/or other written information to such Certificate Owner upon the request of such Certificate Owner made in writing to the Corporate Trust Office (accompanied by current verification of such Certificate Owner's ownership interest). Such portion of such information


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                                     -117-

as may be agreed upon by the Depositor and the Trustee shall be furnished to any such Person via overnight courier delivery or telecopy from the Trustee; provided that the cost of such overnight courier delivery or telecopy shall be an expense of the party requesting such information.

     The Trustee shall only be obligated to deliver the statements, reports and information contemplated by this Section 4.02(a) to the extent it receives the necessary underlying information from the Special Servicer or the Master Servicer, as applicable, and shall not be liable for any failure to deliver any thereof on the prescribed due dates, to the extent caused by failure to receive timely such underlying information. Nothing herein shall obligate the Trustee or the Master Servicer to violate any applicable law prohibiting disclosure of information with respect to any Mortgagor and the failure of the Trustee, Master Servicer or the Special Servicer to disseminate information for such reason shall not be a breach hereof.

     (b) Not later than 2:30 P.M. on the second Business Day following each Determination Date the Master Servicer shall furnish to the Trustee, by electronic transmission (or in such other form to which the Trustee, the Underwriters or the Depositor, as the case may be, and the Master Servicer may agree), with a hard copy of such transmitted information to follow not later than the third Business Day following such Determination Date, an accurate and complete CSSA Loan File Report providing the required information for the Mortgage Loans as of such Determination Date. The Depositor shall provide the information necessary to complete the CSSA setup file within ten Business Days of the Closing Date. The Master Servicer may conclusively rely on the information contained in the CSSA setup file prepared by the Depositor.

     In the performance of its obligations set forth in Section 4.05 and its other duties hereunder, the Trustee may conclusively rely on the CSSA Loan File Report provided to it by the Master Servicer, and the Trustee shall not be responsible to recompute, recalculate or verify the information provided to it by the Master Servicer. In the case of information to be furnished by the Master Servicer to the Trustee pursuant to this Section 4.02(b), insofar as such information is solely within the control of the Special Servicer, the Master Servicer shall have no obligation to provide such information until it has received such information from the Special Servicer, shall not be in default hereunder due to a delay in providing the CSSA Loan File Report caused by the Special Servicer's failure to timely provide any report required under this Agreement and may, absent manifest error, conclusively rely on the reports to be provided by the Special Servicer.

     SECTION 4.03. P&I Advances.

     (a) On each P&I Advance Date, the Master Servicer shall (i) apply amounts held in the Certificate Account received after the Determination Date with respect to the related Collection Period or for future distribution to Certificateholders in subsequent months in discharge of its obligation to make P&I Advances, or (ii) if such amounts are insufficient to discharge such obligation, subject to Section 4.03(c) below, remit from its own funds to the Paying Agent for deposit into the Distribution Account an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the related Distribution Date. The Master Servicer may also make P&I Advances in the form of any combination of clauses (i) and (ii) above aggregating the total amount of P&I Advances to be made. Any amounts held in the Certificate Account for future distribution and so used to make P&I Advances shall be appropriately reflected in the Master Servicer's records and replaced by the Master Servicer by deposit in the Certificate Account on or before the next succeeding Determination Date (to the extent not previously replaced through the deposit of Late Collections of the delinquent principal and interest in respect of which such P&I Advances were made). If, as of 3:00 p.m., New York City time, on any P&I Advance Date, the Master Servicer shall not have deposited in the Distribution Account the Available Distributions Amount for the Next Distribution Date or made any P&I Advance required to be made on such date pursuant to this Section 4.03(a) (and shall not have delivered to the Trustee the requisite Officer's Certificate and documentation related to a determination of nonrecoverability of a P&I Advance), then the Trustee shall provide notice of such failure to a Servicing Officer of the Master Servicer by facsimile transmission sent to telecopy (215) 328-3478 (or such alternative number provided by the Master Servicer to the Trustee in writing) and by telephone at telephone (215) 328-1790 (or such alternative number provided by the Master Servicer to the Trustee in writing) as soon as possible, but in any event before 3:00 p.m., New York City time, on such P&I Advance Date. If the Trustee does not receive the full amount of such P&I Advances by 10:00 a.m., New York City time, on the related Distribution Date, then, subject to Section 4.03(c), (i) the Trustee shall, no later than 11:00 a.m., New York City time, on such related Distribution Date make the portion of such P&I Advances that was required to be, but was not, made by the Master Servicer on such P&I Advance Date, and (ii) the provisions of Sections 7.01 and
7.02 shall apply. To the extent that the Master Servicer fails to remit funds required to be remitted by it to the Trustee by the close of business on the Business Day immediately preceding the Distribution Date, the Master Servicer shall be required to compensate the Trustee in an amount agreed upon by the Trustee and the Master Servicer.

     (b) The aggregate amount of P&I Advances to be made by the Master Servicer or the Trustee in respect of any Distribution Date shall, subject to Section 4.03(c) below, equal the sum of (x) the aggregate the Quarterly Pay Interest Deposits in respect of the Quarterly Pay Loans minus the aggregate amount withdrawn from the Quarterly Pay Interest Reserve Account for such Distribution Date and (y) the aggregate of all Scheduled Payments (other than Balloon Payments) and any Assumed Scheduled Payments, net of related Master Servicing Fees and any related Recovery Fees, due or deemed due, as the case may be, in respect of the Mortgage Loans (including, without limitation, Balloon Mortgage Loans delinquent as to their respective Balloon Payments) and any REO Loans on their respective Due Dates during the related Collection Period, in each case to the extent such amount was not paid by or on behalf of the related Mortgagor or otherwise collected (including received as net income from REO Properties) as of the close of business on the related Determination Date; provided, that, (i) if the Periodic Payment on any Mortgage Loan has been reduced in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to Section 3.20, or if the final maturity on any Mortgage Loan shall be extended in connection with a bankruptcy or similar proceeding involving the related Mortgagor or a modification, waiver or amendment granted or agreed to by the Special Servicer pursuant to
Section 3.20, and the Periodic Payment due and owing during the extension period is less than the related Assumed Scheduled Payment, then the Master Servicer shall, as to such Mortgage Loan only, advance only the amount of the Periodic Payment due and owing after taking into account such reduction (net of related Master Servicing Fees and any related Recovery Fees) in the event of subsequent delinquencies thereon; and (ii) if it is determined that an Appraisal Reduction Amount exists with respect to any Required Appraisal Loan, then, with respect to the Distribution Date immediately following the date of such determination and with respect to each subsequent Distribution Date for so long as such Appraisal Reduction Amount exists with respect to such Required Appraisal Loan, the Master Servicer or the Trustee will be required in the event of subsequent delinquencies to advance in respect of such Mortgage Loan only an amount equal to the product of (A) the amount of the P&I Advance that would otherwise be required without regard to this clause (ii), multiplied by (B) a fraction, the numerator of which is equal to the Stated Principal Balance of such Mortgage Loan, net of such Appraisal Reduction Amount, and the denominator of which is equal to the Stated Principal Balance of such Mortgage Loan.

     (c) Notwithstanding anything herein to the contrary, no P&I Advance shall be required to be made hereunder if such P&I Advance would, if made, constitute a Nonrecoverable P&I Advance. The determination by the Master Servicer that it has made a Nonrecoverable P&I Advance or that any proposed P&I Advance, if made, would constitute a Nonrecoverable P&I Advance, shall be evidenced by an Officers' Certificate delivered to the Trustee and the Depositor on or before the related P&I Advance Date, setting forth the basis for such determination, together with any other information, including Appraisals or, if no such Appraisal has been performed pursuant to this Section 4.03(c), a copy of an Appraisal of the related Mortgaged Property performed within the twelve months preceding such determination, if available, engineers' reports, environmental surveys and any similar reports that the Master Servicer may have obtained consistent with the Servicing Standard and at the expense of the Trust Fund, that support such determination by the Master Servicer. The Trustee shall be entitled to rely, conclusively, on any determination by the Master Servicer that a P&I Advance, if made, would be a Nonrecoverable Advance (and with respect to a P&I Advance, the Trustee, as applicable, shall rely on the Master Servicer's determination that the P&I Advance would be a Nonrecoverable Advance if the Trustee determines that it does not have sufficient time to make such determination); provided, however, that if the Master Servicer has failed to make a P&I Advance for reasons other than a determination by the Master Servicer that such P&I Advance would be Nonrecoverable Advance, the Trustee shall make such Advance within the time periods required by Section 4.03(a) unless the Trustee, in good faith, makes a determination prior to the times specified in
Section 4.03(a) that such P&I Advance would be a Nonrecoverable Advance. The Trustee in determining whether or not a P&I Advance previously made is, or a proposed P&I Advance, if made, would be, a Nonrecoverable Advance shall be subject to the standards applicable to the Master Servicer hereunder.

     (d) Except as set forth herein, in connection with the recovery by the Master Servicer or the Trustee of any P&I Advance out of the Certificate Account pursuant to Section

3.05(a), the Master Servicer shall be entitled to pay itself and the Trustee out of any amounts then on deposit in the Certificate Account, interest at the Reimbursement Rate in effect from time to time, accrued on the amount of such P&I Advance from the date made to but not including the date of reimbursement. The Master Servicer shall reimburse itself and the Trustee for any outstanding P&I Advance in accordance with Section 3.05(a) as soon as practicable. The Master Servicer shall reimburse itself or the Trustee, as applicable, for any outstanding P&I Advance made thereby as soon as practicable after funds available for such purpose have been received by the Master Servicer.

     SECTION 4.04. Allocation of Realized Losses and Additional Trust Fund
                   Expenses.

     (a) On each Distribution Date, prior to the distributions to be made on such date pursuant to Section 4.01, the Paying Agent shall allocate to the respective Classes of Sequential Pay Certificates as follows the aggregate of all Realized Losses and Additional Trust Fund Expenses that were incurred at any time following the Cut-Off Date through the end of the related Collection Period, and in any event that were not previously allocated pursuant to this
Section 4.04(a) on any prior Distribution Date, but only to the extent that (i) the aggregate Certificate Principal Balance of the Sequential Pay Certificates as of such Distribution Date (after taking into account all of the distributions made on such Distribution Date pursuant to Section 4.01), exceeds (ii) the aggregate Stated Principal Balance of the Mortgage Pool to be outstanding immediately following such Distribution Date: first, to the Class K, Class J, Class H, Class G, Class F, Class E, Class D, Class C and Class B Certificates, in that order, until the respective remaining Class Principal Balance of each such Class has been reduced to zero and second, to the Class A-1, Class A-2 and Class A-3 Certificates, pro rata, in accordance with the outstanding Certificate Principal Balances of such Classes of Certificates, until the remaining Class Principal Balance of each such Class has been reduced to zero; provided that in the event any Realized Losses otherwise allocable to the Class A-1, Class A-2 and Class A-3 Certificates occurs with respect to a Discount Mortgage Loan, an amount equal to the product of the Class A-PO Fraction for such Discount Mortgage Loan and the amount of such Realized Loss shall be allocated to the Class A-PO Certificates and the remainder shall be allocated pro rata to the Class A-1, Class A-2 and Class A-3 Certificates and any Additional Trust Fund Expenses will be allocated to the Class A-1, Class A-2, Class A-3 and Class A-PO Certificates pro rata in proportion to their outstanding Class Principal Balances. All Realized Losses and Additional Trust Fund Expenses, if any, that have not been allocated to the Sequential Pay Certificates as of the Distribution Date on which the aggregate Certificate Principal Balance of such Certificates has been reduced to zero, shall be allocated to the Residual Certificates.

     (b) Each Realized Loss and Additional Trust Fund Expense, if any, allocated to any Class of Sequential Pay Certificates on any Distribution Date shall be deemed to have first been allocated to the corresponding Class of REMIC II Regular Interest with a corresponding reduction in the Uncertificated Principal Balance of such Class of REMIC II Regular Interest.

     (c) On each Distribution Date, following the deemed distributions to be made in respect of the REMIC I Non-Discount Regular Interests pursuant to
Section 4.01(j), the Uncertificated Principal Balance of each REMIC I Non-Discount Regular Interest (after taking account such deemed distributions) shall be reduced to equal the Stated Principal Balance of the related Non-Discount Mortgage Loan or REO Loan, as the case may be, that will be outstanding immediately following such Distribution Date. Such reductions shall be deemed to be an allocation of Realized Losses and Additional Trust Fund Expenses.

     (d) On each Distribution Date, following the deemed distributions to be made in respect of the REMIC I Discount Regular Interests pursuant to Section 4.01(j), the Uncertificated Principal Balance of each REMIC I Discount Regular Interest (after taking account of such deemed distributions) shall be reduced to equal the product of (i) the Stated Principal Balance of the related Discount Mortgage Loan or REO Loan, as the case may be, that will be outstanding immediately following such Distribution Date and (ii) the difference between 1.0 and the Class A-PO Fraction for such Discount Mortgage Loan. Such reductions shall be deemed to be an allocation of Realized Losses and Additional Trust Fund Expenses.

     (e) On each Distribution Date, following the deemed distributions to be made in respect of the REMIC I PO Regular Interest pursuant to Section 4.01(j), the Uncertificated Principal Balance of the REMIC I PO Regular Interest (after taking account of such deemed distributions) shall be reduced to equal the aggregate of the products obtained by multiplying (i) the Stated Principal Balance of each Discount Mortgage Loan or REO Loan, as the case may be, that will be outstanding immediately following such Distribution Date by (ii) the Class A-PO Fraction for such Discount Mortgage Loan. Such reductions shall be deemed to be an allocation of Realized Losses and Additional Trust Fund Expenses.

     SECTION 4.05. Calculations.

     The Paying Agent shall, provided it receives the necessary information from the Master Servicer and the Special Servicer, be responsible for performing all calculations necessary in connection with the actual and deemed distributions and allocations to be made pursuant to Section 4.01, Section 5.02(d) and Article IX and the actual and deemed allocations of Realized Losses and Additional Trust Fund Expenses to be made pursuant to Section 4.04. The Paying Agent shall calculate the Available Distribution Amount for each Distribution Date and shall allocate such amount among Certificateholders in accordance with this Agreement, and the Paying Agent shall have no obligation to recompute, recalculate or verify any information provided to it by the Special Servicer or Master Servicer. The calculations by the Paying Agent of such amounts shall, in the absence of manifest error, be presumptively deemed to be correct for all purposes hereunder.

     SECTION 4.06. Use of Agents.

     The Master Servicer or the Trustee may at its own expense utilize agents or attorneys-in-fact in performing any of its obligations under this Article IV (except the obligation to make P&I Advances), but no such utilization shall relieve the Master Servicer or the Trustee from any of such obligations, and the Master Servicer or the Trustee, as applicable, shall remain responsible for all acts and omissions of any such agent or attorney-in-fact (other than with respect to limited powers-of-attorney delivered by the Trustee to the Master Servicer or Special Servicer pursuant to
Section 2.03(b) and 3.01(b), as applicable, in which case the Trustee shall have no such responsibility). The Master Servicer or the Trustee shall have all the limitations upon liability and all the indemnities for the actions and omissions of any such agent or attorney-in-fact that it has for its own actions hereunder pursuant to Article VI or Article VIII hereof, as applicable, and any such agent or attorney-in-fact shall have the benefit of all the limitations upon liability, if any, and all the indemnities provided to the Master Servicer under
Section 6.03 or to the Trustee under Sections 8.01, 8.02 and 8.05, as applicable; provided that in no event shall any recovery from the Trust Fund be in excess of that which would have been paid to the Master Servicer or the Trustee, as applicable.

                                    ARTICLE V
                                THE CERTIFICATES

     SECTION 5.01. The Certificates.

     (a) The Certificates will be substantially in the respective forms attached hereto as Exhibits A-1 through A-16; provided, that any of the Certificates may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Agreement, as may be required to comply with any law or with rules or regulations pursuant thereto, or with the rules of any securities market in which the Certificates are admitted to trading, or to conform to general usage. The Certificates will be issuable in registered form only; provided, however, that in accordance with Section 5.03 beneficial ownership interests in the Registered Certificates shall initially be held and transferred through the book-entry facilities of the Depository. The Regular Certificates will be issuable only in denominations corresponding to initial Certificate Principal Balances or initial Certificate Notional Amount, as the case may be, as of the Closing Date of not less than $1,000 in the case of the Registered Certificates, and not less than $250,000 in the case of the Class F, Class G, Class H, Class J and Class K Certificates, and in each such case in integral multiples of $1 in excess thereof. The Residual Certificates will not have any Certificate Principal Balance or Certificate Notional Amount.

     (b) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by the Certificate Registrar hereunder by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the authorized officers of the Certificate Registrar shall be entitled to all benefits under this Agreement, subject to the following sentence, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, however, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Authenticating Agent by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     SECTION 5.02. Registration of Transfer and Exchange of Certificates.

     (a) At all times during the term of this Agreement, there shall be maintained at the office of the Certificate Registrar a Certificate Register in which, subject to such reasonable regulations as the Certificate Registrar (located as of the Closing Date at Norwest Center, Sixth and Marquette, Minneapolis, Minnesota 55479-0113), may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is hereby initially appointed (and hereby agrees to act in accordance with the terms hereof) as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar may appoint, by a written instrument delivered to the Depositor, the Trustee (if the Trustee is not the Certificate Registrar), the Special Servicer and the Master Servicer, any other bank or trust company to act as Certificate Registrar under such conditions as the predecessor Certificate Registrar may prescribe, provided that the predecessor Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment. If the Trustee resigns or is removed in accordance with the terms hereof, the successor trustee shall immediately succeed to its duties as Certificate Registrar. The Depositor, the Trustee (if it is no longer the Certificate Registrar), the Master Servicer and the Special Servicer shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Certificate Registrar as to the information set forth in the Certificate Register. Upon written request of any Certificateholder made for purposes of communicating with other Certificateholders with respect to their rights under this Agreement, the Certificate Registrar shall promptly furnish such Certificateholder with a list of the other Certificateholders of record identified in the Certificate Register at the time of the request.

     (b) No transfer of any Non-Registered Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor or its Affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 hereto, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit F-2 hereto or as Exhibit F-3 hereto; or
(ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify any Class of Non-Registered Certificates under the Securities Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of any Non-Registered Certificate without registration or qualification. Any Holder of a Non-Registered Certificate desiring to effect such a transfer shall, and upon acquisition of such a Certificate shall be deemed to have agreed to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     (c) No transfer of a Subordinated Certificate or any interest therein shall be made (A) to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to ERISA or the prohibited transactions restrictions of Section 4975 of the Code (each, a "Plan"), or (B) to any Person who is directly or indirectly purchasing such Subordinated Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including, without limitation, any insurance company using assets in its general or separate account that may constitute "plan assets" of a Plan); provided, that (i) such a transfer may be made to an insurance company general account with respect to any Class of Subordinated Certificates which is eligible for exemptive relief under Section III of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), provided that the proposed transferee certifies that the conditions of Sections I, III and IV of PTE 95-60 are satisfied with respect to such transfer, and (ii) such a transfer may be made with respect to a Class F, Class G, Class H, Class J or Class K Certificate if the prospective transferee provides the Certificate Registrar with a certification of facts and an Opinion of Counsel (upon which the Certificate Registrar may conclusively rely) which establish to the satisfaction of the Certificate Registrar that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or result in the imposition of an excise tax under Section 4975 of the Code. As a condition to its registration of the transfer of a Subordinated Certificate, the Certificate Registrar shall have the right to require the prospective transferee of such Certificate to execute a certification affidavit in the form attached as Exhibit G hereto.

     (d) (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Paying Agent under clause (ii)(A) below to deliver payments to a Person other than such Person and to have irrevocably authorized the Certificate Registrar under clause (ii)(B) below to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee, the Paying Agent and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee.

               (B) In connection with any proposed Transfer of a Residual Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of an affidavit and agreement substantially in the form attached hereto as Exhibit H-1 (in any case, a "Transfer Affidavit and Agreement"), from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, and upon which the Certificate Registrar may, in the absence of actual knowledge by a Responsible Officer of either the Trustee or the Certificate Registrar to the contrary, conclusively rely, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(d) and agrees to be bound by them.

               (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of a Residual Certificate to such proposed Transferee shall be effected.

               (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (1) to require a Transfer Affidavit and Agreement from any prospective Transferee to whom such Person attempts to transfer its Ownership Interest in such Residual Certificate and (2) not to transfer its Ownership Interest in such Residual Certificate unless it provides to the Certificate Registrar a certificate substantially in the form attached hereto as Exhibit H-2 stating that, among other things, it has no actual knowledge that such prospective Transferee is not a Permitted Transferee.

               (E) Each Person holding or acquiring an Ownership Interest in a Residual Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an

          Ownership Interest in a Residual Certificate, if it is, or is holding an Ownership Interest in a Residual Certificate on behalf of, a "pass-through interest holder".

          (ii) (A) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(d), then the last preceding Holder of such Residual Certificate that was in compliance with the provisions of this Section 5.02(d) shall be restored, to the extent permitted by law, to all rights as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. None of the Trustee, the Master Servicer or the Certificate Registrar shall be under any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this
     Section 5.02(d) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

          (B) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the restrictions in this Section 5.02(d) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (ii)(A) above shall be invalid, illegal or unenforceable, then the Certificate Registrar shall have the right, but not the obligation, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a qualified purchaser selected by the REMIC Administrator on such terms as the Certificate Registrar may choose. Such purported Transferee shall promptly endorse and deliver such Residual Certificate in accordance with the instructions of the Certificate Registrar. Such purchaser may be the Certificate Registrar itself or any Affiliate of the Certificate Registrar. The proceeds of such sale, net of the commissions (which may include commissions payable to the Certificate Registrar or its Affiliates), expenses and taxes due, if any, will be remitted by the Paying Agent to such purported Transferee. The terms and conditions of any sale under this clause (ii)(B) shall be determined in the sole discretion of the Certificate Registrar, and the Certificate Registrar shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

          (iii) The Certificate Registrar shall make available to the Internal Revenue Service and to those Persons specified by the REMIC Provisions any information in its possession which is necessary to compute any tax imposed
     (A) as a result of the Transfer of a Residual Certificate to any Person who is a Disqualified Organization, including the information described in Treasury Regulations sections 1.860D-1(b)(5) and 1.860E-2(a)(5) with respect to the "excess inclusions" of such Residual Certificate and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in
     Section 1381 of the Code
     that holds an Ownership Interest in a Residual Certificate having as among its record holders at any time any Person which is a Disqualified Organization, and the REMIC Administrator shall furnish to the Certificate Registrar all information in its possession necessary for the Certificate Registrar to discharge such obligation. The Person holding such Ownership Interest shall be responsible for the reasonable compensation of the Certificate Registrar and the REMIC Administrator shall be responsible for providing such information.

          (iv) The provisions of this Section 5.02(d) set forth prior to this clause (iv) may be modified, added to or eliminated, provided that there shall have been delivered to the Certificate Registrar and the Trustee the following:

               (A) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current rating of any Class of Certificates; and

               (B) an Opinion of Counsel, in form and substance satisfactory to the Certificate Registrar, obtained at the expense of the party seeking such modification of, addition to or elimination of such provisions (but in no event at the expense of the Trust Fund), to the effect that doing so will not cause any of REMIC I, REMIC II or REMIC III to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee.

     (e) Subject to the preceding provisions of this Section 5.02, upon surrender for registration of transfer of any Certificate at the offices of the Certificate Registrar maintained for such purpose, the Certificate Registrar shall execute and the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

     (f) At the option of any Holder, its Certificates may be exchanged for other Certificates of authorized denominations of the same Class of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at the offices of the Certificate Registrar maintained for such purpose. Whenever any Certificates are so surrendered for exchange, the Certificate Registrar shall execute and the Authenticating Agent shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

     (g) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (h) No service charge shall be imposed for any transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (i) All Certificates surrendered for transfer and exchange shall be physically canceled by the Certificate Registrar, and the Certificate Registrar shall dispose of such canceled Certificates in accordance with its standard procedures.

     (j) Upon request, the Certificate Registrar shall provide to the Master Servicer, the Special Servicer and the Depositor notice of each transfer of a Certificate and shall provide to each such Person with an updated copy of the Certificate Register.

     SECTION 5.03. Book-Entry Certificates.

     (a) Each Class of Registered Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided in Section 5.03(c) below, transfer of such Certificates may not be registered by the Certificate Registrar unless such transfer is to a successor Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. Such Certificate Owners shall hold and transfer their respective Ownership Interests in and to such Certificates through the book-entry facilities of the Depository and, except as provided in Section 5.03(c) below, shall not be entitled to definitive, fully registered Certificates ("Definitive Certificates") in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing each such Certificate Owner. Each Depository Participant shall only transfer the Ownership Interests in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     (b) The Trustee, the Master Servicer, the Special Servicer, the Depositor and the Certificate Registrar may for all purposes, including the making of payments due on the Book-Entry Certificates, deal with the Depository as the authorized representative of the Certificate Owners with respect to such Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of the Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

     (c) If (i)(A) the Depositor advises the Trustee and the Certificate Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to a Class of the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor, or (ii) the Depositor at its option advises the Trustee and the Certificate Registrar in writing that it elects to terminate the book-entry system through the Depository with respect to a Class of Book-Entry Certificates, the Certificate Registrar shall notify all affected Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to such Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the Book-Entry Certificates of any Class thereof by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Certificate Registrar shall execute, at the Depositor's expense, and the Authenticating Agent shall authenticate and deliver, the Definitive Certificates in respect of such Class to the Certificate Owners identified in such instructions. The Depositor shall provide the Certificate Registrar with an adequate inventory of Definitive Certificates. None of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for purposes of evidencing ownership of any Class of Registered Certificates, the registered holders of such Definitive Certificates shall be recognized as Certificateholders hereunder and, accordingly, shall be entitled directly to receive payments on, to exercise Voting Rights with respect to, and to transfer and exchange such Definitive Certificates.

     SECTION 5.04. Mutilated, Destroyed, Lost or Stolen Certificates.

     If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Certificate Registrar shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and like Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the applicable REMIC created hereunder, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 5.05. Persons Deemed Owners.

     Prior to due presentment for registration of transfer, the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such

Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Registrar or any agent of any of them shall be affected by notice to the contrary.

                                   ARTICLE VI
                       THE DEPOSITOR, THE MASTER SERVICER
                            AND THE SPECIAL SERVICER

     SECTION 6.01. Liability of Depositor, Master Servicer and Special Servicer.

     The Depositor, the Master Servicer and the Special Servicer shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Depositor, the Master Servicer and the Special Servicer herein.

     SECTION 6.02. Merger, Consolidation or Conversion of Depositor or Master
                   Servicer or Special Servicer.

     Subject to the following paragraph, the Depositor, the Master Servicer and the Special Servicer shall each keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

     The Depositor, the Master Servicer or the Special Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor, the Master Servicer or the Special Servicer shall be a party, or any Person succeeding to the business of the Depositor, the Master Servicer or the Special Servicer, shall be the successor of the Depositor, the Master Servicer or the Special Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that no successor or surviving Person shall succeed to the rights of the Master Servicer or the Special Servicer unless as evidenced in writing by the Rating Agencies, such succession will not result in qualification, downgrading or withdrawal of the ratings then assigned by the Rating Agencies to any Class of Certificates.

     Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer and the Special Servicer may, upon the prior written confirmation from each Rating Agency that the foregoing action will not result in a downgrade, qualification or withdrawal of the ratings then-assigned to each Class of Certificates, assign all of its rights and delegate all of its duties and obligations under this

Agreement; provided that the Person accepting such assignment or delegation shall be a Person that is qualified to service multifamily mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Depositor, is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement, in form and substance reasonably satisfactory to the Depositor and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer or the Special Servicer, as the case may be, under this Agreement. In the case of any such permitted assignment and delegation, the Master Servicer or the Special Servicer, as the case may be, shall be released from its obligations under this Agreement, except that the Master Servicer or the Special Servicer, as the case may be, shall remain liable for all liabilities and obligations incurred by it, or arising from its conduct, hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence. Notwithstanding anything above to the contrary, each of the Master Servicer and the Special Servicer may, in its sole discretion, appoint Sub-Servicers in accordance with Section 3.22 hereof and independent contractors or agents to perform select duties thereof, provided that the Master Servicer or the Special Servicer shall not be relieved from such duties solely by virtue of such appointment.

     SECTION 6.03. Limitation on Liability of Depositor, Master Servicer and
                   Special Servicer.

     None of the Depositor, the Master Servicer or the Special Servicer or any of their directors, officers, employees or agents shall be under any liability to the Trust Fund, the Trustee or the Certificateholders for any action taken, or not taken, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer or the Special Servicer against any liability to the Trust Fund, the Trustee or the Certificateholders for the breach of a representation, warranty or covenant made herein by such party, or against any expense or liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of obligations or duties hereunder. The Depositor, the Master Servicer, the Special Servicer and any director, officer, employee or agent of the Depositor, the Master Servicer or the Special Servicer may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer, the Special Servicer and any director, officer, employee or agent of the Depositor, the Master Servicer or the Special Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or reasonable expense incurred in connection with this Agreement or the Certificates, other than any loss, liability or expense: (i) specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof; (ii) incurred in connection with any breach by such party of a representation, warranty or covenant made herein; or (iii) incurred by reason of willful misfeasance, bad faith or negligence on the part of such party in the performance of obligations or duties hereunder. None of the Depositor, the Master Servicer or the Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, unless it is specifically required hereunder to bear the costs of such legal action, in its opinion does not involve it in any ultimate expense or liability; provided, however, that the Depositor, the Master Servicer or the Special Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to the enforcement and/or protection of the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, and any liability resulting therefrom, shall constitute a Servicing Advance, and the Depositor, the Master Servicer and the Special Servicer shall be entitled to be reimbursed therefor from the Certificate Account as provided in Section 3.05. In no event shall the Master Servicer or the Special Servicer be liable or responsible for any action taken or omitted to be taken by the other of them or by the Depositor, the Trustee or any Certificateholder, subject to the provisions of the last paragraph of Section 8.05.

     SECTION 6.04. Resignation of Master Servicer and the Special Servicer;
                   Assignment of Rights and Obligations.

     The Master Servicer and, subject to Section 6.09, the Special Servicer shall resign from the obligations and duties hereby imposed on it, upon a determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it (the other activities of the Master Servicer or the Special Servicer, as the case may be, so causing such a conflict being of a type and nature carried on by the Master Servicer or the Special Servicer, as the case may be, at the date of this Agreement). Any such determination requiring the resignation of the Master Servicer or the Special Servicer, as applicable, shall be evidenced by an Opinion of Counsel to such effect which shall be delivered to the Trustee. Unless applicable law requires the Master Servicer's or Special Servicer's resignation to be effective immediately, and the Opinion of Counsel delivered pursuant to the prior sentence so states, no such resignation shall become effective until the Trustee or other successor shall have assumed the responsibilities and obligations of the resigning party in accordance with Section 7.02 hereof. Each of the Master Servicer and the Special Servicer shall have the right to resign at any other time and to assign its rights and obligations pursuant to this Agreement to a third party; provided, that, with respect to the successor to either the Master Servicer or the Special Servicer, (i) each of the Rating Agencies confirms in writing that the successor's appointment or the assignment by the Master Servicer or Special Servicer, as the case may be, will not result in a withdrawal, qualification or downgrade of any rating or ratings assigned to any Class of Certificates,
(ii) the resigning or assigning party pays all costs and expenses in connection with such transfer, (iii) the successor accepts appointment prior to the effectiveness of such resignation; and (iv) in the event of assignment by the Master Servicer to a third party, such third party satisfies all of the requirements for a successor Master Servicer set forth in Section 7.02(a).

     SECTION 6.05. Rights of Depositor and Trustee in Respect of Master Servicer and the Special Servicer.

     The Master Servicer and the Special Servicer shall each afford the Depositor and the Trustee, upon reasonable notice, during normal business hours access to all records maintained thereby in respect of its rights and obligations hereunder and access to officers thereof responsible for such obligations. Upon reasonable request, each of the Master Servicer and, to the extent relevant to the performance of the Special Servicer's duties hereunder, the Special Servicer shall furnish the Depositor and the Trustee with its most recent publicly available financial statements and such other information as it possesses in respect of its performance of its rights and obligations hereunder. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer and the Special Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer or Special Servicer hereunder or exercise the rights of the Master Servicer and the Special Servicer hereunder; provided, however, that neither the Master Servicer nor the Special Servicer shall be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee and, further provided, that the Depositor may not exercise any right pursuant to Section 7.01 to terminate the Master Servicer or the Special Servicer as a party to this Agreement. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer or the Special Servicer and is not obligated to supervise the performance of the Master Servicer or the Special Servicer under this Agreement or otherwise.

     SECTION 6.06. Depositor, Master Servicer and Special Servicer to Cooperate
                   with Trustee.

     The Depositor, the Master Servicer and the Special Servicer shall each furnish such reports, certifications and information as are reasonably requested by the Trustee in order to enable it to perform its duties hereunder.

     SECTION 6.07. Depositor, Special Servicer and Trustee to Cooperate with
                   Master Servicer.

     The Depositor, the Special Servicer and the Trustee shall each furnish such reports, certifications and information as are reasonably requested by the Master Servicer in order to enable it to perform its duties hereunder.

     SECTION 6.08. Depositor, Master Servicer and Trustee to Cooperate with
                   Special Servicer.

     The Depositor, the Master Servicer and the Trustee shall each furnish such reports, certifications and information as are reasonably requested by the Special Servicer in order to enable it to perform its duties hereunder.

     SECTION 6.09. Designation of Special Servicer by the Controlling Class.

     The Holder or Holders of the Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class may at any time and from time to time designate a Person meeting the requirements set forth in Section 6.02 to serve as Special Servicer hereunder and to replace any existing Special Servicer or any Special Servicer that has resigned or otherwise ceased to serve as Special Servicer by the delivery to the Trustee, the Master Servicer and the existing Special Servicer of a written notice stating such designation. Notwithstanding the foregoing, with respect to any Specially Serviced Mortgage Loan in respect of which the Holder or Holders of the Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class owns an economic interest in the related Mortgagor or is the lender of partnership debt to the related Mortgagor (the "Interested Holders"), the Holder or Holders of the Certificates evidencing a majority of the Voting Rights allocated to the Class of Sequential Pay Certificates (which meets the criteria set forth in clauses (a) and (b) of the definition of Controlling Class and the majority of the Voting Rights allocated thereto are not held by Interested Holders) shall appoint one or more Persons to act as alternative special servicer or alternative special servicers (in each case meeting the requirements set forth in Section 6.02) with respect to such Specially Serviced Mortgage Loans and vest in such Person or Persons, in such capacity, such powers, duties and obligations of the Special Servicer with respect to such Specially Serviced Mortgage Loans, and such Holder or Holders shall give written notice of such appointment to the Master Servicer, the Special Servicer and the Trustee. The Trustee shall, promptly after receiving any such notice, deliver to the Rating Agencies an executed Notice and Acknowledgment in the form attached hereto as Exhibit I-1. Any costs or expenses incurred in connection with the replacement by such Holder or Holders of any Special Servicer previously appointed by such Holder or Holders, for which the circumstances of such replacement are other than those resulting from the resignation or termination of the Special Servicer pursuant to Sections 6.04 and 7.01, respectively, or the appointment of an alternative special servicer shall be borne by the Controlling Class. If such Holders have not replaced the Special Servicer within 30 days of such Special Servicer's resignation or the date such Special Servicer has ceased to serve in such capacity the Trustee shall utilize its best efforts to designate a successor Special Servicer meeting the requirements set forth in Sections 6.02 and 7.02. The designated Person shall become the Special Servicer on the date that the Trustee shall have received written confirmation from all of the Rating Agencies that the appointment of such Person will not result in the qualification, downgrading or withdrawal of the rating or ratings assigned to one or more Classes of the Certificates. The appointment of such designated Person as Special Servicer shall also be subject to receipt by the Trustee of (1) an Acknowledgment of Proposed Special Servicer in the form attached hereto as
Exhibit I-2, executed by the designated Person and (ii) an Opinion of Counsel (at the expense of the Person designated to become the Special Servicer) to the effect that the designation of such Person to serve as Special Servicer is in compliance with this Section 6.09 and all other applicable provisions of this Agreement, that upon the execution and delivery of the Acknowledgment of Proposed Special Servicer the designated Person shall be bound by the terms of this Agreement and that this Agreement shall be enforceable against the designated Person in accordance with its terms (subject to customary bankruptcy and insolvency qualifications). Any existing Special Servicer shall be deemed to have resigned simultaneously with such designated Person's becoming the Special Servicer hereunder; provided, however, that the resigning or terminated Special Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the effective date of such resignation, whether in respect of Servicing Advances or otherwise, including, without limitation, any Recovery Fee or proportionate share thereof, and it shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such resignation. Such resigning Special Servicer shall cooperate with the Trustee and the replacement Special Servicer in effecting the termination of the resigning Special Servicer's responsibilities and rights hereunder, including, without limitation, the transfer within two Business Days to the replacement Special Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the Special Servicer to the REO Account or delivered to the Master Servicer or that are thereafter received with respect to Specially Serviced Mortgage Loans and REO Properties.

     SECTION 6.10. Master Servicer or Special Servicer as Owner of a
                   Certificate.

     The Master Servicer or an Affiliate of the Master Servicer or the Special Servicer or an Affiliate of the Special Servicer may become the Holder of (or, in the case of a Book-Entry Certificate, Certificate Owner with respect to) any Certificate with the same rights it would have (except as otherwise set forth in the definition of "Certificateholder") if it were not the Master Servicer or the Special Servicer or an Affiliate thereof. If, at any time during which the Master Servicer or the Special Servicer or an Affiliate of the Master Servicer or the Special Servicer is the Holder of (or, in the case of a Book-Entry Certificate, Certificate Owner with respect to) any Certificate, the Master Servicer or the Special Servicer proposes to take action (including for this purpose, omitting to take action) that (i) is not expressly prohibited by the terms hereof and would not, in the Master Servicer's or the Special Servicer's good faith judgment, violate the Servicing Standard, and (ii) if taken, might nonetheless, in the Master Servicer's or the Special Servicer's good faith judgment, be considered by other Persons to violate the Servicing Standard, the Master Servicer or the Special Servicer may (but need not) seek the approval of the Certificateholders to such action by delivering to the Trustee a written notice that (a) states that it is delivered pursuant to this Section 6.10, (b) identifies the Percentage Interest in each Class of Certificates beneficially owned by the Master Servicer or the Special Servicer or an Affiliate of the Master Servicer or the Special Servicer, and (c) describes in reasonable detail the action that the Master Servicer or the Special Servicer proposes to take. The Trustee, upon receipt of such notice, shall forward it to the Certificateholders (other than the Master Servicer and its Affiliates or the Special Servicer and its Affiliates, as appropriate), together with such instructions for response as the Trustee shall reasonably determine. If at any time Certificateholders holding greater than 50% of the Voting Rights of all Certificateholders (calculated without regard to the Certificates beneficially owned by the Master Servicer or its Affiliates or the Special Servicer or its Affiliates) shall have failed to object in writing to the proposal described in the written notice, and if the Master Servicer or the Special Servicer shall act as proposed in the written notice within fifteen (15) days, such action shall be deemed to comply with the Servicing Standard. The Trustee shall be entitled to reimbursement from the Master Servicer or the

Special Servicer, as applicable, for the reasonable expenses of the Trustee incurred pursuant to this paragraph. It is not the intent of the foregoing provision that the Master Servicer or the Special Servicer be permitted to invoke the procedure set forth herein with respect to routine servicing matters arising hereunder, but rather in the case of unusual circumstances.

                                   ARTICLE VII
                                     DEFAULT

     SECTION 7.01. Events of Default.

     (a) "Event of Default," wherever used herein, means any one of the following events:

          (i) any failure by the Master Servicer to deposit into the Certificate Account, or to deposit into, or remit to the Paying Agent for deposit into the Distribution Account, any amount required to be so deposited or distributed by it under this Agreement which failure remains unremedied by 11:00 a.m. New York City time on the relevant Distribution Date; or

          (ii) any failure by the Special Servicer to deposit into the REO Account or to deposit into, or to remit to the Master Servicer for deposit into, the Certificate Account any amount required to be so deposited or remitted under this Agreement which failure continues unremedied for one Business Day following the date on which such deposit is to be made; or

          (iii) any failure on the part of the Master Servicer or the Special Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer or the Special Servicer, as the case may be, contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer and the Special Servicer, as the case may be, by any other party hereto or to the Master Servicer or the Special Servicer, as the case may be (with a copy to each other party hereto), by the Holders of Certificates entitled to at least 25% of the Voting Rights, provided, however, that with respect to any such failure which is not curable within such 30-day period, the Master Servicer or the Special Servicer, as the case may be, shall have an additional cure period of thirty (30) days to effect such cure so long as the Master Servicer or the Special Servicer, as the case may be, has commenced to cure such failure within the initial 30-day period and has provided the Trustee with an Officer's Certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure; or

          (iv) any breach on the part of the Master Servicer or the Special Servicer of any representation or warranty contained in this Agreement that

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                                     -137-

     materially and adversely affects the interests of any Class of Certificateholders and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Master Servicer or the Special Servicer, as the case may be, by any other party hereto or to the Master Servicer or the Special Servicer, as the case may be (with a copy to each other party hereto), by the Holders of Certificates entitled to at least 25% of the Voting Rights, provided, however, that with respect to any breach which is not curable within such 30-day period, the Master Servicer or the Special Servicer, as the case may be, shall have an additional cure period of thirty (30) days so long as the Master Servicer or the Special Servicer, as the case may be, has commenced to cure within the initial 30-day period and provided the Trustee with an Officer's Certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure; or

          (v) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer or the Special Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (vi) the Master Servicer or the Special Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

          (vii) the Master Servicer or the Special Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

          (viii) the Trustee shall have received a written notice from a Rating Agency to the effect that if the Master Servicer or Special Servicer continues to act in such capacity, the rating or ratings on one or more Classes of Certificates will be qualified, downgraded or withdrawn.

When a single entity acts as the Master Servicer and the Special Servicer, an Event of Default in one capacity shall constitute an Event of Default in the other capacity.


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                                     -138-

     (b) If any Event of Default described in clauses (i) - (vii) of subsection
(a) above shall occur with respect to the Master Servicer or the Special Servicer (in either case, for purposes of this Section 7.01(b), the "Defaulting Party") and shall be continuing, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, and at the written direction of the Holders of Certificates entitled to at least 25% of the Voting Rights, the Trustee shall, by notice in writing to the Defaulting Party (with a copy of such notice to each other party hereto and the Rating Agencies) terminate all of the rights and obligations (but not the liabilities for actions and omissions occurring prior thereto) of the Defaulting Party under this Agreement and in and to the Trust Fund, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (viii) of subsection (a) above shall occur with respect to the Master Servicer or, if applicable, the Special Servicer (in either case, under such circumstances, for purposes of this Section 7.01(b), the "Defaulting Party"), the Trustee shall, by notice in writing (to be sent immediately by facsimile transmission) to the Defaulting Party (with a copy of such notice to each other party hereto) and the Rating Agencies, terminate all of the rights (except as set forth below) and obligations (but not the liabilities for actions and omissions occurring prior thereto) of the Defaulting Party under this Agreement and in and to the Trust Fund, other than its rights, if any, as a Certificateholder hereunder. From and after the receipt by the Defaulting Party of such written notice of termination, all authority and power of the Defaulting Party under this Agreement, whether with respect to the Certificates (other than as a holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Defaulting Party, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.

     (c) The Master Servicer and the Special Servicer each agree that, if it is terminated pursuant to Section 7.01(b), it shall promptly (and in any event no later than ten Business Days subsequent to its receipt of the notice of termination) provide the Trustee with all documents and records, including those in electronic form, requested thereby to enable the Trustee to assume the Master Servicer's or Special Servicer's, as the case may be, functions hereunder, and shall cooperate with the Trustee in effecting the termination of the Master Servicer's or Special Servicer's, as the case may be, responsibilities and rights hereunder, including, without limitation, (i) in the case of the Master Servicer, the transfer within two Business Days to the Trustee or a successor Master Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the Master Servicer to the Certificate Account, the Distribution Account or a Servicing Account (if the Master Servicer is the Defaulting Party) or that are thereafter received by or on behalf of the terminated Master Servicer with respect to any Mortgage Loan or (ii) in the case of the Special Servicer, the transfer within two Business Days to the Trustee or a successor Special Servicer for administration by it of all cash amounts that shall at the time be or should have been credited by the Special Servicer to the REO Account, the Certificate Account or a Servicing Account or delivered to the Master Servicer (if the Special Servicer is the Defaulting Party) or that are


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                                     -139-

thereafter received by or on behalf of the terminated Special Servicer with respect to any Mortgage Loan or REO Property (provided, however, that the Master Servicer and the Special Servicer each shall, if terminated pursuant to Section 7.01(b), continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Advances or otherwise, and it shall continue to be entitled to the benefits of Section 6.03 notwithstanding any such termination).

     (d) Any cost or expenses in connection with any actions to be taken by the Master Servicer or Special Servicer pursuant to Section 7.01(c) shall be borne by the Defaulting Party and if not paid by the Defaulting Party within 90 days after the presentation of reasonable documentation of such costs and expenses, such expense shall be reimbursed by the Trust Fund; provided, however, that the Defaulting Party shall not thereby be relieved of its liability for such expenses. If and to the extent that the Defaulting Party has not reimbursed such costs and expenses, the Trustee shall have an affirmative obligation to take all reasonable actions to collect such expenses on behalf of and at the expense of the Trust Fund. For purposes of this Section 7.01 and of Section 7.03(b), the Trustee shall not be deemed to have knowledge of an event which constitutes, or which with the passage of time or notice, or both, would constitute an Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless notice of any event which is in fact such an Event of Default is received by a Responsible Officer of the Trustee and such notice references the Certificates, the Trust Fund or this Agreement. The Trustee shall be deemed to have knowledge of any failure of the Master Servicer or the Special Servicer to provide to the Trustee any scheduled reports, certificates or other documents when required to be so provided by this Agreement.

     SECTION 7.02. Trustee to Act; Appointment of Successor.

     On and after the time the Master Servicer or the Special Servicer resigns pursuant to Section 6.04 or receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer or the Special Servicer, as the case may be, in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all (and the former Master Servicer or the Special Servicer, as the case may be, shall cease to have any) of the responsibilities, duties and liabilities (except as provided in the next sentence) of the Master Servicer or the Special Servicer, as the case may be, arising thereafter, including, without limitation, if the Master Servicer is the resigning or terminated party, the Master Servicer's obligation to make P&I Advances, including, without limitation, in connection with any termination of the Master Servicer for an Event of Default described in clause 7.01(a)(i), the unmade P&I Advances that gave rise to such Event of Default; provided, that if the Master Servicer is the resigning or terminated party, and if the Trustee is prohibited by law or regulation from obligating itself to make P&I Advances (as evidenced by an Opinion of Counsel delivered to the Depositor and the Rating Agencies) the Trustee shall not be obligated to make such P&I Advances; and provided, further, that any failure to perform such duties or responsibilities caused by the Master Servicer's or the Special Servicer's, as the case may be, failure to provide information or monies required by Section 7.01 shall not be considered a default by the Trustee hereunder. Notwithstanding anything to the contrary in this Agreement, the Trustee shall in no event be held responsible or liable with


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respect to any of the representations and warranties of the resigning or terminated party (other than the Trustee) or for any losses incurred by such resigning or terminated party pursuant to Section 3.06 hereunder nor shall the Trustee be required to purchase any Mortgage Loan hereunder. As compensation therefor, the Trustee shall, subject to paragraph (b) of this Section 7.02, be entitled to all fees and other compensation which the resigning or terminated party would have been entitled to if the resigning or terminated party had continued to act hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling in its sole discretion to so act as either Master Servicer or Special Servicer, as the case may be, or shall, if it is unable to so act as either Master Servicer or Special Servicer, as the case may be, if the Trustee is not approved as a Master Servicer or a Special Servicer, as the case may be, by any of the Rating Agencies or if the Holders of Certificates entitled to at least 51% of the Voting Rights so request in writing to the Trustee, promptly appoint, subject to the approval of each of the Rating Agencies (as evidenced by written confirmation therefrom to the effect that the appointment of such institution would not cause the qualification, downgrading or withdrawal of the then current rating on any Class of Certificates) or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution that meets the requirements of Section 6.02; provided, however, that in the case of a resigning or terminated Special Servicer, such appointment shall be subject to the rights of the Holders of Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class to designate a successor pursuant to Section 6.09. Except with respect to an appointment provided below, no appointment of a successor to the Master Servicer or the Special Servicer hereunder shall be effective until the assumption of the successor to such party of all its responsibilities, duties and liabilities under this Agreement. Pending appointment of a successor to the Master Servicer or the Special Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. Notwithstanding the above, the Trustee shall, if the Master Servicer is the resigning or terminated party, and the Trustee is prohibited by law or regulation from making P&I Advances, promptly appoint any established mortgage loan servicing institution that has a net worth of not less than $15,000,000 and is otherwise acceptable to each Rating Agency (as evidenced by written confirmation therefrom to the effect that the appointment of such institution would not cause the qualification, downgrading or withdrawal of the then current rating on any Class of Certificates), as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder (including, without limitation, the obligation to make P&I Advances), which appointment will become effective immediately. In connection with any such appointment and assumption described herein, the Trustee may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the resigning or terminated party hereunder. Such successor and the other parties hereto shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     SECTION 7.03. Notification to Certificateholders.

     (a) Upon any resignation of the Master Servicer or the Special Servicer pursuant to Section 6.04, any termination of the Master Servicer or the Special Servicer


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                                     -141-

pursuant to Section 7.01, any appointment of a successor to the Master Servicer or the Special Servicer pursuant to Section 7.02 or the effectiveness of any designation of a new Special Servicer pursuant to Section 6.09, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

     (b) Not later than five days after a Responsible Officer of the Trustee has actual knowledge of or has received written notice of the occurrence of any event which constitutes or, with notice or the lapse of time or both would constitute an Event of Default, the Trustee shall transmit by mail to the Depositor and all Certificateholders and the Rating Agencies notice of such occurrence, unless such default shall have been cured.

     SECTION 7.04. Waiver of Events of Default.

     The Holders representing at least 66-2/3% of the Voting Rights allocated to the Classes of Certificates affected by any Event of Default hereunder may waive such Event of Default; provided, however, that an Event of Default under clauses
(i) or (ii) of Section 7.01(a) may be waived only by all of the Certificateholders of the affected Classes. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Agreement, for purposes of waiving any Event of Default pursuant to this
Section 7.04, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to Voting Rights with respect to the matters described above.

     SECTION 7.05. Additional Remedies of Trustee upon Event of Default.

     During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except with respect to an Event of Default pursuant to Section 7.01(a)(viii) for which the sole remedy shall be the termination of the Master Servicer (other than any obligations of the Master Servicer pursuant to Section 7.02) and as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default. Except as expressly provided in Article VIII, under no circumstances shall the rights provided to the Trustee under this Section 7.05 be construed as a duty or obligation of the Trustee.


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                                     -142-

                                  ARTICLE VIII
                             CONCERNING THE TRUSTEE

     SECTION 8.01. Duties of Trustee.

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Any permissive right of the Trustee contained in this Agreement shall not be construed as a duty.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement (other than the Mortgage Files, the review of which is specifically governed by the terms of Article II) to the extent specifically set forth herein, shall examine them to determine whether they conform to the requirements of this Agreement to the extent specifically set forth herein. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take such action as it deems appropriate to have the instrument corrected. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor or the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts if it was required to do so;

          (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates entitled to at least 25% of the Voting Rights relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

          (iv) The protections, immunities and indemnities afforded to the Trustee hereunder shall also be available to it in its capacity as Paying Agent, Authenticating Agent, Certificate Registrar, REMIC Administrator and Custodian.

     SECTION 8.02. Certain Matters Affecting Trustee.

     Except as otherwise provided in Section 8.01.

     (i) the Trustee may rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (ii) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance therewith;

     (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or, except as provided in Section 10.01, to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; provided, however, that nothing contained herein shall, relieve the Trustee of the obligation, upon the occurrence of an Event of Default which has not been cured, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

     (iv) the Trustee shall not be personally liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

     (v) prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action;

     (vi) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; provided, however, that the Trustee shall remain responsible for all acts and omissions of such agents or attorneys within the scope of their employment to the same extent as it is responsible for its own actions and omissions hereunder;

     (vii) the Trustee shall not be responsible for any act or omission of the Master Servicer or the Special Servicer (unless the Trustee is acting as Master Servicer or the Special Servicer) or the Depositor; and

     (viii) Neither the Trustee nor the Certificate Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restriction on transfer imposed under Article V under this Agreement or under applicable law with respect to any transfer of any Certificate or any interest therein, other than to require delivery of the certification(s) and/or Opinions of Counsel described in said Article applicable with respect to changes in registration of record ownership of Certificates in the Certificate Register and to examine the same to determine substantial compliance with the express requirements of this Agreement. The Trustee and Certificate Registrar shall have no liability for transfers, including transfers made through the book-entry facilities of the Depository or between or among Depository Participants or beneficial owners of the Certificates, made in violation of applicable restrictions except for its failure to perform its express duties in connection with changes in registration of record ownership in the Certificate Register.

     SECTION 8.03. Trustee Not Liable for Validity or Sufficiency of
                   Certificates or Mortgage Loans.

     The Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates, other than the statements attributed to the Trustee in Article II and the signature of the Certificate Registrar and the Authenticating Agent set forth on each outstanding Certificate. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of any Certificate (other than as to the signature of the Trustee set forth thereon) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates issued to it or of the proceeds of such Certificates, or for the use or application of any funds paid to the

Depositor in respect of the assignment of the Mortgage Loans to the Trust Fund, or any funds deposited in or withdrawn from the Certificate Account or any other account by or on behalf of the Depositor, the Master Servicer or the Special Servicer. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Depositor, the Master Servicer or the Special Servicer, and accepted by the Trustee in good faith, pursuant to this Agreement.

     SECTION 8.04. Trustee May Own Certificates.

     The Trustee or any agent of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights (except as otherwise provided in the definition of "Certificateholder") it would have if it were not the Trustee or such agent.

     SECTION 8.05. Fees and Expenses of Trustee; Indemnification of Trustee.

     (a) On each Distribution Date, the Trustee shall withdraw from the general funds on deposit in the Distribution Account, prior to any distributions to be made therefrom on such date, and pay to itself all earned but unpaid Trustee Fees, as compensation for all services rendered by the Trustee in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder. The Trustee Fee shall accrue from time to time at a rate equal to one-twelfth of the product of (a) the Trustee Fee Rate and (b) the aggregate Certificate Principal Balance of the Certificates. The Trustee Fees (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) shall constitute the Trustee's sole compensation for such services to be rendered by it.

     (b) The Trustee and any director, officer, employee, affiliate, agent or "control" person within the meaning of the Securities Act of 1933 of the Trustee shall be entitled to be indemnified for and held harmless by the Trust Fund against any loss, liability or reasonable "out-of-pocket" expense (including, without limitation, costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) arising out of, or incurred in connection with this Agreement, the Mortgage Loans or the Certificates ("Trustee Liability"); provided, that neither the Trustee nor any of the other above specified Persons shall be entitled to indemnification pursuant to this Section 8.05(b) for (1) any liability specifically required to be borne thereby pursuant to the terms hereof, or (2) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's obligations and duties hereunder, or as may arise from a breach of any representation, warranty or covenant of the Trustee made herein. The provisions of this Section 8.05(b) and of Section 8.05(c) shall survive any resignation or removal of the Trustee and appointment of a successor trustee.

     (c) If the Trustee Liability arises from the issuance or sale of the Certificates and the indemnification provided for in Section 8.05(b) is invalid or unenforceable, then the Trust Fund shall contribute to the amount paid or payable by the Trustee as a result of such Trustee Liability in such proportion as is appropriate to reflect the relative fault of any other


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                                     -146-

parties on the one hand and the Trustee on the other in connection with the actions or omissions which resulted in such Trustee Liability, as well as any other relevant equitable considerations.

     SECTION 8.06. Eligibility Requirements for Trustee.

     The Trustee hereunder shall at all times be an association or a corporation organized and doing business under the laws of the United States of America or any State thereof or the District of Columbia, authorized under such laws to exercise trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state banking authority. If such association or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such association or corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall also be an entity with a credit rating of at least "AA" by each Rating Agency other than Moody's and "Aa3" by Moody's or such other rating that shall not result in the qualification, downgrading or withdrawal of the rating or ratings assigned to one or more Classes of the Certificates by any Rating Agency. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07; provided, that if the Trustee shall cease to be so eligible because its combined capital and surplus is no longer at least $100,000,000 or its long-term unsecured debt rating no longer conforms to the requirements of the immediately preceding sentence, and if the Trustee proposes to the other parties hereto to enter into an agreement with (and reasonably acceptable to) each of them, and if in light of such agreement the Trustee's continuing to act in such capacity would not (as evidenced in writing by each Rating Agency) cause any Rating Agency to qualify, downgrade or withdraw any rating assigned thereby to any Class of Certificates, then upon the execution and delivery of such agreement the Trustee shall not be required to resign, and may continue in such capacity, for so long as none of the ratings assigned by the Rating Agencies to the Certificates is adversely affected thereby. The corporation or association serving as Trustee may have normal banking and trust relationships with the Depositor, the Master Servicer, the Special Servicer and their respective Affiliates.

     SECTION 8.07. Resignation and Removal of Trustee.

     (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor, the Master Servicer, the Special Servicer and to all Certificateholders at their respective addresses set forth in the Certificate Registrar. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee acceptable to the Master Servicer by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Master Servicer, the Special Servicer, the Rating Agencies and the Certificateholders by the Depositor. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the


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giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if the Trustee shall fail, if the Trustee is the Paying Agent (other than by reason of the failure of either the Master Servicer or the Special Servicer to timely perform its obligations hereunder or as a result of other circumstances beyond the Trustee's reasonable control), to timely deliver any current reports to be delivered by the Trustee pursuant to Section 4.02 and such failure shall continue unremedied for a period of five days, or if the Paying Agent (if different from the Trustee) fails to make distributions required pursuant to Sections 3.05(b) or 4.01, then the Depositor may remove the Trustee and appoint a successor trustee, if necessary, acceptable to the Master Servicer by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Master Servicer, the Special Servicer and the Certificateholders by the Depositor.

     (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee, if necessary, by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor trustee so appointed. A copy of such instrument shall be delivered to the Depositor, the Special Servicer and the remaining Certificateholders by the successor so appointed. In the event that the Trustee is terminated or removed pursuant to this Section 8.07, all of its rights and obligations under this Agreement and in and to the Mortgage Loans shall be terminated, other than any rights or obligations that accrued prior to the date of such termination or removal (including the right to receive all fees, expenses and other amounts (including, without limitation, P&I Advances and accrued interest thereon) accrued or owing to it under this Agreement, with respect to periods prior to the date of such termination or removal and no termination without cause shall be effective until the payment of such amounts to the Trustee).

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

     SECTION 8.08. Successor Trustee.

     (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor, the Master Servicer, the Special Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such


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                                     -148-

successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held on its behalf by a Custodian, which Custodian shall become the agent of the successor trustee), and the Depositor, the Master Servicer, the Special Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee all such rights, powers, duties and obligations, and to enable the successor trustee to perform its obligations hereunder.

     (b) No successor trustee shall accept appointment as provided in this
Section 8.08, unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, such successor trustee shall mail notice of the succession of such trustee hereunder to the Depositor and the Certificateholders.

     SECTION 8.09. Merger or Consolidation of Trustee.

     Any entity into which the Trustee may be merged or converted or with which it may be consolidated or any entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any entity succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such entity shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     SECTION 8.10. Appointment of Co-Trustee or Separate Trustee.

     (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer or the Special Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer, the Special Servicer and the Trustee may consider necessary or desirable. If the Master Servicer or the Special Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default in respect of the Master Servicer or the Special Servicer shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice


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                                     -149-

to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof. Neither the Master Servicer nor the Special Servicer shall be liable for the actions or inaction of any co-trustee.

     (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer or the Special Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall cease to exist, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     (e) The appointment of a co-trustee or separate trustee under this Section
8.10 shall not relieve the Trustee of its duties and responsibilities hereunder.

     SECTION 8.11. Appointment of Custodians.

     The Trustee may appoint at the Trustee's expense one or more Custodians to hold all or a portion of the Mortgage Files as agent for the Trustee. Each Custodian shall be a depository institution supervised and regulated by a federal or state banking authority, shall have combined capital and surplus of at least $10,000,000, shall be qualified to do business in the jurisdiction in which it holds any Mortgage File and shall not be the Depositor or any Affiliate of the Depositor. Neither the Master Servicer nor the Special Servicer shall have any duty to verify that any such Custodian is qualified to act as such in accordance with the


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                                     -150-

preceding sentence. The Trustee may enter into agreements to appoint a Custodian which is not the Trustee, provided that, such agreement: (i) is consistent with this Agreement in all material respects and requires the Custodian to comply with this Agreement in all material respects and requires the Custodian to comply with all of the applicable conditions of this Agreement; (ii) provides that if the Trustee shall for any reason no longer act in the capacity of Trustee hereunder (including, without limitation, by reason of an Event of Default), the successor trustee or its designee may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Custodian under such agreement or alternatively, may terminate such agreement without cause and without payment of any penalty or termination fee; and (iii) does not permit the Custodian any rights of indemnification that may be satisfied out of assets of the Trust Fund. The appointment of one or more Custodians shall not relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any Custodian. The initial Custodian shall be the Trustee. Notwithstanding anything herein to the contrary, if the Trustee is no longer the Custodian, any provision or requirement herein requiring notice or any information or documentation to be provided to the Custodian shall be construed to require that such notice, information or documents also be provided to the Trustee. Any Custodian hereunder (other than the Trustee) shall at all times maintain a fidelity bond and errors and omissions policy in amounts customary for custodians performing duties similar to those set forth in this Agreement.

     SECTION 8.12. Appointment of Authenticating Agents.

     (a) The Trustee may appoint one or more Authenticating Agents, which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Each Authenticating Agent must be organized and doing business under the laws of the United States of America or of any State, authorized under such laws to do a trust business, have a combined capital and surplus of at least $15,000,000, and be subject to supervision or examination by federal or state authorities. Each Authenticating Agent shall be subject to the same obligations, standard of care, protection and indemnities as would be imposed on, or would protect, the Trustee hereunder. The initial Authenticating Agent shall be the Trustee. Notwithstanding anything herein to the contrary, if the Trustee is no longer the Authenticating Agent, any provision or requirement herein requiring notice or any information or documentation to be provided to the Authenticating Agent shall be construed to require that such notice, information or documentation also be provided to the Trustee.

     (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion, or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Certificate Registrar, the Master


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                                     -151-

Servicer, the Special Servicer and the Depositor. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Master Servicer, the Certificate Registrar and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.12, the Trustee may appoint a successor Authenticating Agent, in which case the Trustee shall given written notice of such appointment to the Master Servicer, the Certificate Registrar and the Depositor and shall mail notice of such appointment to all Holders of Certificates; provided, however, that no successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section
8.12. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee.

     SECTION 8.13. Appointment of Paying Agent.

     The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders hereunder. The Trustee shall cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in an Eligible Account in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders. All funds remitted by the Trustee or the Master Servicer to any such Paying Agent for the purpose of making distributions shall be paid to Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Trustee or the Master Servicer, as applicable. If the Paying Agent is not the Trustee or the Master Servicer, the Trustee or the Master Servicer shall remit to the Paying Agent on the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date. Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers and shall have a rating of at least "A" (or its equivalent) by each of DCR, Standard & Poor's and Moody's, or such lower rating as will not result in qualification, downgrading or withdrawal of the ratings then assigned to the Certificates, as evidenced in writing by the Rating Agencies. The Trustee may enter into agreements to appoint a Paying Agent which is not the Trustee, provided that, such agreement: (i) is consistent with this Agreement in all material respects and requires the Paying Agent to comply with this Agreement in all material respects and requires the Paying Agent to comply with all of the applicable conditions of this Agreement; (ii) provides that if the Trustee shall for any reason no longer act in the capacity of Trustee hereunder (including, without limitation, by reason of an Event of Default), the successor trustee or its designee may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Paying Agent under such agreement or alternatively, may terminate such agreement without cause and without payment of any penalty or termination fee; and (iii) does not permit the Paying Agent any rights of indemnification that may be satisfied out of assets of the Trust Fund. The appointment of any Paying Agent shall not


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                                     -152-

relieve the Trustee from any of its obligations hereunder, and the Trustee shall remain responsible for all acts and omissions of any Paying Agent to the extent such Paying Agent would have been responsible pursuant to the terms hereof. The initial Paying Agent shall be the Trustee. Notwithstanding anything herein to the contrary, if the Trustee is no longer the Authenticating Agent, any provision or requirement herein requiring notice or any information to be provided to the Authenticating Agent shall be construed to require that such notice, information or documentation also be provided to the Trustee.

     SECTION 8.14. Appointment of REMIC Administrators.

     (a) The Trustee may appoint one or more REMIC Administrators, which shall be authorized to act on behalf of the Trustee in performing the functions set forth in Sections 3.17 and 10.01 herein. Each REMIC Administrator must be acceptable to the Trustee and must be organized and doing business under the laws of the United States of America or of any State and be subject to supervision or examination by federal or state authorities.

     (b) Any Person into which any REMIC Administrator may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion, or consolidation to which any REMIC Administrator shall be a party, or any Person succeeding to the corporate agency business of any REMIC Administrator, shall continue to be the REMIC Administrator without the execution or filing of any paper or any further act on the part of the Trustee or the REMIC Administrator.

     (c) Any REMIC Administrator may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Certificate Registrar, the Paying Agent, the Master Servicer, the Special Servicer and the Depositor. The Trustee may at any time terminate the agency of any REMIC Administrator by giving written notice of termination to such REMIC Administrator, the Master Servicer, the Certificate Registrar and the Depositor. Upon receiving a notice of resignation or upon such a termination, or in case at any time any REMIC Administrator shall cease to be eligible in accordance with the provisions of this Section 8.14, the Trustee may appoint a successor REMIC Administrator, in which case the Trustee shall given written notice of such appointment to the Master Servicer and the Depositor and shall mail notice of such appointment to all Holders of Certificates; provided, however, that no successor REMIC Administrator shall be appointed unless eligible under the provisions of this Section 8.14. Any successor REMIC Administrator upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as REMIC Administrator. No REMIC Administrator shall have responsibility or liability for any action taken by it as such at the direction of the Trustee.

     SECTION 8.15. Access to Certain Information.

     The Trustee shall afford to the Master Servicer, the Special Servicer and the Depositor, any Certificateholder and to the OTS, the FDIC and any other banking or insurance regulatory authority that may exercise authority over any Certificateholder, access to any documentation regarding the Mortgage Loans within its control that may be required to be


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                                     -153-

provided by this Agreement or by applicable law. Such access shall be afforded without charge but only upon reasonable prior written request and during normal business hours at the offices of the Trustee designated by it.

     SECTION 8.16. Representations, Warranties and Covenants of Trustee.

     (a) The Trustee hereby represents and warrants to the Master Servicer, the Special Servicer and the Depositor and for the benefit of the Certificateholders, as of the Closing Date, that:

     (i) The Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States.

     (ii) The execution and delivery of this Agreement by the Trustee, and the performance and compliance with the terms of this Agreement by the Trustee, will not violate the Trustee's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a material breach of, any material agreement or other material instrument to which it is a party or by which it is bound.

     (iii) Except to the extent that the laws of certain jurisdictions in which any part of the Trust Fund may be located require that a co-trustee or separate trustee be appointed to act with respect to such property as contemplated by
Section 8.10, the Trustee has the full power and authority to carry on its business as now being conducted and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

     (iv) This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and the rights of creditors of banks, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

     (v) The Trustee is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Trustee's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Trustee to perform its obligations under this Agreement.

     (vi) No litigation is pending or, to the best of the Trustee's knowledge, threatened against the Trustee that, if determined adversely to the Trustee, would prohibit the Trustee from entering into this Agreement or, in the Trustee's good faith and reasonable


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                                     -154-

judgment, is likely to materially and adversely affect the ability of the Trustee to perform its obligations under this Agreement.

     (vii) Any consent, approval, authorization or order of any court or governmental agency or body required for the execution, delivery and performance by the Trustee of or compliance by the Trustee with this Agreement or the consummation of the transactions contemplated by this Agreement has been obtained and is effective.

     The Trustee covenants that by August 31, 1999, any custom-made software or hardware designed or purchased or licensed by the Trustee and used by the Trustee in the course of the operation or management of, or the compiling, reporting or generation of data required by this Agreement will not contain any deficiency (x) in the ability of such software or hardware to identify correctly or perform calculations or other processing with respect to dates after August 31, 1999 or (y) that would cause such software or hardware to be fit no longer for the purpose for which it was intended by reason of the changing of the date from 1999 to 2000.

     SECTION 8.17. Reports to the Securities and Exchange Commission; Available
                   Information.

     The Depositor shall prepare for filing, and the Trustee shall execute, on behalf of the Trust Fund, and file with the Securities and Exchange Commission, any and all reports, statements and information respecting the Trust Fund and/or the Certificates required to be filed on behalf of the Trust Fund under the Exchange Act. Upon such filing with the Securities and Exchange Commission, the Trustee shall promptly deliver to the Depositor and the Master Servicer a copy of any such executed report, statement or information. The Depositor shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests to, or requests for other appropriate exemptive relief from, the Securities and Exchange Commission regarding the usual and customary exemption from certain reporting requirements granted to issuers of securities similar to the Certificates. The Depositor agrees to indemnify and hold harmless the Trustee with respect to any liability, cost or expenses, including reasonable attorneys' fees, arising from the Trustee's execution of such reports, statements and information that contain errors or omissions or is otherwise misleading, provided, however, that if the indemnification provided for herein is invalid or unenforceable, then the Depositor shall contribute to the amount paid by the Trustee as a result of such liability in such amount as is necessary to limit the Trustee's responsibility for any such payment to any amount resulting from its own negligence or willful misconduct. The Trustee shall have no responsibility to determine whether or not any filing may be required and shall not have any responsibility to review or confirm in any way the accuracy or the sufficiency of the contents of any such filing.

                                   ARTICLE IX
                                   TERMINATION

     SECTION 9.01. Termination upon Repurchase or Liquidation of All Mortgage
                   Loans.

     Subject to Section 9.02, the Trust Fund and the respective obligations and responsibilities under this Agreement of the Depositor, the Master Servicer, the Special Servicer and the Trustee (other than the obligations of the Paying Agent on behalf of the Trustee to provide for and make payments to Certificateholders as hereafter set forth) shall terminate upon payment (or provision for payment)
(i) to the Certificateholders of all amounts held by or on behalf of the Trustee and required hereunder to be so paid on the Distribution Date following the earlier to occur of (A) the purchase by the Depositor, the Master Servicer or the Special Servicer of all Mortgage Loans and each REO Property remaining in REMIC I at a price equal to (1) the aggregate Purchase Price of all the Mortgage Loans included in REMIC I, plus (2) the appraised value of each REO Property, if any, included in REMIC I, such appraisal to be conducted by an Independent Appraiser selected by the Master Servicer and approved by the Trustee, minus (3) if the purchaser is the Master Servicer or the Special Servicer, the aggregate amount of unreimbursed Advances made by the Master Servicer or the Special Servicer, as the case may be, together with any interest accrued and payable to the Master Servicer or the Special Servicer in respect of unreimbursed Advances in accordance with Sections 3.03(e) and 4.03(d) and any unpaid Servicing Fees remaining outstanding (which items shall be deemed to have been paid or reimbursed to the Master Servicer or the Special Servicer, as the case may be, in connection with such purchase), and (B) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in REMIC I, and (ii) to the Trustee, the Master Servicer, the Special Servicer and the officers, directors, employees and agents of each of them of all amounts which may have become due and owing to any of them hereunder; provided, however, that in no event shall the trust created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof, or
(ii) the Rated Final Distribution Date specified in Section 10.01(e).

     The Depositor, the Master Servicer or the Special Servicer may at its option elect to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I as contemplated by clause (i) of the preceding paragraph by giving written notice to the other parties hereto no later than 60 days prior to the anticipated date of purchase; provided, however, that (i) the aggregate Stated Principal Balance of the Mortgage Pool at the time of such election is less than 1% of the aggregate Cut-Off Date Balance of the Mortgage Pool set forth in the Preliminary Statement, and (ii) the Master Servicer shall not have the right to effect such a purchase if, within 30 days following the Master Servicer's delivery of a notice of election pursuant to this paragraph, the Depositor shall give notice of its election to purchase all of the Mortgage Loans and each REO Property remaining in REMIC I and shall thereafter effect such purchase in accordance with the terms hereof. If the Trust Fund is to be terminated in connection with the Master Servicer's or the Depositor's purchase of all of the

Mortgage Loans and each REO Property remaining in REMIC I, the Master Servicer or the Depositor, as applicable, shall deliver to the Paying Agent for deposit in the Distribution Account not later than the P&I Advance Date relating to the Distribution Date on which the final distribution on the Certificates is to occur an amount in immediately available funds equal to the above-described purchase price. In addition, the Master Servicer shall transfer to the Distribution Account all amounts required to be transferred thereto on such P&I Advance Date from the Certificate Account pursuant to the first paragraph of
Section 3.04(b), together with any other amounts on deposit in the Certificate Account that would otherwise be held for future distribution. Upon written confirmation that such final deposit has been made, the Trustee shall release or cause to be released to the Master Servicer or the Depositor, as applicable, the Mortgage Files for the remaining Mortgage Loans and shall execute all assignments, endorsements and other instruments furnished to it by the Master Servicer or the Depositor, as applicable, as shall be necessary to effectuate transfer of the Mortgage Loans and REO Properties to the Master Servicer (or its designee) or the Depositor (or its designees), as applicable. Any transfer of Mortgage Loans to the Depositor pursuant to this paragraph shall be on a servicing-released basis and will no longer be subject to this Agreement.

     Notice of any termination shall be given promptly by the Trustee by letter to Certificateholders mailed (a) if such notice is given in connection with the Master Servicer's or Depositor's purchase of the Mortgage Loans and each REO Property remaining in REMIC I, not earlier than the 15th day and not later than the 25th day of the month next preceding the month of the final distribution on the Certificates or (b) otherwise during the month of such final distribution on or before the Determination Date in such month to the extent a Responsible Officer of the Trustee has knowledge of such termination, but in any event not less than five days prior to such final Distribution Date, in each case specifying (i) the Distribution Date upon which the Trust Fund will terminate and final payment of the Certificates will be made, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the offices of the Certificate Registrar or such other location therein designated. The Trustee shall give such notice to the Master Servicer, the Special Servicer and the Depositor at the time such notice is given to Certificateholders.

     Upon presentation and surrender of the Certificates by the Certificateholders on the final Distribution Date, the Paying Agent shall distribute to each Certificateholder so presenting and surrendering its Certificates such Certificateholder's Percentage Interest of that portion of the amounts then on deposit in the Distribution Account that are allocable to payments on the Class of Certificates so presented and surrendered. Amounts on deposit in the Distribution Account as of the final Distribution Date, exclusive of any portion thereof that would be payable to any Person in accordance with clauses (ii) through (viii) of Section 3.05(b), and further exclusive of any portion thereof that represents Prepayment Premiums, shall be allocated in the following order of priority, in each case to the extent of remaining available funds:

          (i) to distributions of interest to the Holders of the Senior Certificates, in an amount equal to, and pro rata in accordance with, all Distributable Certificate Interest in respect of each Class of Senior Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (ii) to distributions of principal to the Holders of the Class A-1, Class A-2, Class A-3 and Class A-PO Certificates, in an amount equal to, and pro rata in an amount equal to the Class Principal Balance of such Classes of Certificates outstanding immediately prior to such Distribution Date;

          (iii) to distributions to the Holders of the Class A-PO, Class A-1, Class A-2 and Class A-3 Certificates, in an amount equal to, and pro rata in accordance with the amount of Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to such Classes of Certificates and for which no reimbursement has previously been received, to reimburse such Holders for such Realized Losses and Additional Trust Fund Expenses, if any;

          (iv) to distributions of interest to the Holders of the Class B Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (v) after the Class Principal Balance of the Class A-PO Certificates, Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates have been reduced to zero, to distributions of principal to the Holders of the Class B Certificates, in an amount equal to the Class Principal Balance of the Class B Certificates outstanding immediately prior to such Distribution Date;

          (vi) to distributions to the Holders of the Class B Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class B Certificates and not previously reimbursed;

          (vii) to distributions of interest to the Holders of the Class C Certificates in an amount equal to all Distributable Certificate Interest in respect of such Class of Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (viii) after the Class Principal Balance of the Class B Certificates has been reduced to zero, to distributions of principal to the Holders of the Class C Certificates, in an amount equal to the Class Principal Balance of the Class C Certificates outstanding immediately prior to such Distribution Date;

          (ix) to distributions to the Holders of the Class C Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund

     Expenses, if any, previously allocated to the Class C Certificates and not previously reimbursed;

          (x) to distributions of interest to the Holders of the Class D Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class D Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xi) after the Class Principal Balance of the Class C Certificates has been reduced to zero, to distributions of principal to the Holders of the Class D Certificates, in an amount equal to the Class Principal Balance of the Class D Certificates outstanding immediately prior to such Distribution Date;

          (xii) to distributions to the Holders of the Class D Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class D Certificates and not previously reimbursed;

          (xiii) to distributions of interest to the Holders of the Class E Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class E Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xiv) after the Class Principal Balance of the Class D Certificates has been reduced to zero, to distributions of principal to the Holders of the Class E Certificates, in an amount equal to the Class Principal Balance of the Class E Certificates outstanding immediately prior to such Distribution Date;

          (xv) to distributions to the Holders of the Class E Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class E Certificates and not previously reimbursed;

          (xvi) to distributions of interest to the Holders of the Class F Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class F Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xvii) after the Class Principal Balance of the Class E Certificates has been reduced to zero, to distributions of principal to the Holders of the Class F Certificates, in an amount equal to the Class Principal Balance of the Class F Certificates outstanding immediately prior to such Distribution Date;

          (xviii) to distributions to the Holders of the Class F Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund

     Expenses, if any, previously allocated to the Class F Certificates and not previously reimbursed;

          (xix) to distributions of interest to the Holders of the Class G Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class G Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xx) after the Class Principal Balance of the Class F Certificates has been reduced to zero, to distributions of principal to the Holders of the Class G Certificates, in an amount equal to the Class Principal Balance of the Class G Certificates outstanding immediately prior to such Distribution Date;

          (xxi) to distributions to the Holders of the Class G Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class G Certificates and not previously reimbursed;

          (xxii) to distributions of interest to the Holders of the Class H Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class H Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xxiii) after the Class Principal Balance of the Class G Certificates has been reduced to zero, to distributions of principal to the Holders of the Class H Certificates, in an amount equal to the Class Principal Balance of the Class H Certificates outstanding immediately prior to such Distribution Date;

          (xxiv) to distributions to the Holders of the Class H Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class H Certificates and not previously reimbursed;

          (xxv) to distributions of interest to the Holders of the Class J Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class J Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xxvi) after the Class Principal Balance of the Class H Certificates has been reduced to zero, to distributions of principal to the Holders of the Class J Certificates, in an amount equal to the Class Principal Balance of the Class J Certificates outstanding immediately prior to such Distribution Date;

          (xxvii) to distributions to the Holders of the Class J Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund

     Expenses, if any, previously allocated to the Class J Certificates and not previously reimbursed;

          (xxviii) to distributions of interest to the Holders of the Class K Certificates, in an amount equal to all Distributable Certificate Interest in respect of the Class K Certificates for such Distribution Date and, to the extent not previously paid, for all prior Distribution Dates;

          (xxix) after the Class Principal Balance of the Class J Certificates has been reduced to zero, to distributions of principal to the Holders of the Class K Certificates, in an amount equal to the Class Principal Balance of the Class K Certificates outstanding immediately prior to such Distribution Date;

          (xxx) to distributions to the Holders of the Class K Certificates, in an amount equal to, and in reimbursement of, all Realized Losses and Additional Trust Fund Expenses, if any, previously allocated to the Class K Certificates and not previously reimbursed; and

          (xxxi) to distributions to the Holders of the Class R-I Certificates, in an amount equal to the balance, if any, of the Available Distribution Amount for such Distribution Date remaining after the distributions to be made on such Distribution Date pursuant to clauses (i) through (xxx) above.

Any Prepayment Premiums on deposit in the Certificate Account as of the final Distribution Date shall be distributed among the Holders of the Regular Certificates. Any funds not distributed to any Holder or Holders of Certificates of such Class on such Distribution Date because of the failure of such Holder or Holders to tender their Certificates shall, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Holder or Holders. If any Certificates as to which notice has been given pursuant to this Section 9.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Paying Agent shall mail a second notice to the remaining non-tendering Certificateholders to surrender their Certificates for cancellation in order to receive the final distribution with respect thereto. If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Paying Agent, directly or through an agent, shall take such reasonable steps to contact the remaining non-tendering Certificateholders concerning the surrender of their Certificates as it shall deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Certificateholders following the first anniversary of the delivery of such second notice to the non-tendering Certificateholders shall be paid out of such funds. No interest shall accrue or be payable to any former Holder on any amount held in trust hereunder. If, within one year after the second notice, all of the Certificates shall not have been surrendered for cancellation, the Class R-I Certificateholder shall be entitled to all unclaimed funds and other assets which remain subject thereto (to the extent it is not required to dispose of such unclaimed funds and assets otherwise in accordance with applicable state escheatment law). Within 5 Business Days

                                      161-

after the final Distribution Date, the Trustee will direct the Master Servicer to remit, and the Master Servicer will remit, to the Mortgage Loan Seller any amounts remaining on deposit in the Quarterly Interest Reserve Account.

     All actual distributions on the respective Classes of REMIC III Certificates on the final Distribution Date in accordance with foregoing provisions of this Section 9.01 shall be deemed to have first been distributed from REMIC I to REMIC II on the various REMIC I Regular Interests in accordance with Section 4.01(j).

     SECTION 9.02. Additional Termination Requirements.

     (a) If the Depositor, the Master Servicer or the Special Servicer purchases all of the Mortgage Loans and each REO Property remaining in REMIC I as provided in Section 9.01, the Trust Fund (and, accordingly, REMIC I, REMIC II and REMIC
III) shall be terminated in accordance with the following additional requirements, unless the Master Servicer, the Special Servicer or the Depositor, as applicable, obtains at its own expense and delivers to the Trustee and the REMIC Administrator and, in the case of the Depositor, to the Trustee and the Master Servicer, an Opinion of Counsel, addressed to the Trustee, the REMIC Administrator and the Master Servicer, to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not result in the imposition of taxes on "prohibited transactions" of REMIC I, REMIC II or REMIC III as defined in Section 860F of the Code or cause REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) the REMIC Administrator shall specify the first day in the 90-day liquidation period in a statement attached to the final Tax Return for each of REMIC I, REMIC II and REMIC III pursuant to Treasury Regulations Section 1.860F-1 and shall satisfy all requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder as set forth in an Opinion of Counsel obtained by the purchasing party at the expense of such purchasing party;

          (ii) during such 90-day liquidation period and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of REMIC I to the Master Servicer or the Depositor, as applicable, for cash; and

          (iii) at the time of the making of the final payment on the Certificates, the Paying Agent shall distribute or credit, or cause to be distributed or credited, to the Certificateholders in accordance with
     Section 9.01 all cash on hand (other than cash retained to meet claims), and each of REMIC I, REMIC II and REMIC III shall terminate at that time.

     (b) By their acceptance of Certificates, the Holders thereof hereby agree to authorize the REMIC Administrator to specify the 90-day liquidation period for each of

REMIC I, REMIC II and REMIC III, which authorization shall be binding upon all successor Certificateholders.

                                    ARTICLE X
                           ADDITIONAL REMIC PROVISIONS

     SECTION 10.01. REMIC Administration.

     (a) The REMIC Administrator shall elect to treat each of REMIC I, REMIC II and REMIC III as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal or state Tax Returns for the taxable year ending on the last day of the calendar year in which the Certificates are issued.

     (b) The REMIC I Regular Interests, the REMIC II Regular Interests and the Regular Certificates (or in the case of the Class IO-1 and Class IO-2 Certificates, each of its Components) are hereby designated as "regular interests" (within the meaning of Section 860G(a)(1) of the Code) in REMIC I, REMIC II and REMIC III, respectively. The Class R-I Certificates, the Class R-II Certificates and the Class R-III Certificates are hereby designated as the single class of "residual interests" (within the meaning of Section 860G(a)(2) of the Code) in REMIC I, REMIC II and REMIC III, respectively. None of the Master Servicer, the Special Servicer or the Trustee shall (to the extent within its control) permit the creation of any other "interests" in REMIC I, REMIC II or REMIC III (within the meaning of Treasury Regulations Section 1.860D-1(b)(1)).

     (c) The Closing Date is hereby designated as the "startup day" of REMIC I, REMIC II and REMIC III within the meaning of Section 860G(a)(9) of the Code.

     (d) Each Plurality Residual Certificateholder as to the applicable taxable year is hereby designated as the Tax Matters Person of each of REMIC I, REMIC II and REMIC III, and shall act on behalf of the related REMIC in relation to any tax matter or controversy and shall represent the related REMIC in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority; provided, that the REMIC Administrator is hereby irrevocably appointed to act and shall act (in consultation with the Tax Matters Person for each of REMIC I, REMIC II and REMIC III) as agent and attorney-in-fact for the Tax Matters Person for each of REMIC I, REMIC II and REMIC III in the performance of its duties as such.

     (e) Solely for purposes of Treasury Regulations Sections
1.860G-1(a)(4)(iii), November 15, 2026 has been designated the "latest possible maturity date" of each REMIC I Regular Interest, each REMIC II Regular Interest and each Class of Regular Certificates (or in the case of the Class IO-1 and Class IO-2 Certificates, each of the Components).

     (f) The Trustee shall pay any and all ordinary tax-related expenses of any of REMIC I, REMIC II or REMIC III from the Trust Fund. Any taxes, penalties, interest or extraordinary expenses including, but not limited to, any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to any of REMIC I, REMIC II or REMIC III that involve the Internal Revenue Service or state or local taxing authorities will (to the extent not payable by a specified Person pursuant to Section 10.01(j)) be expenses of the Trust Fund.

     (g) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund. In addition, the REMIC Administrator shall prepare, sign and file all of the other Tax Returns in respect of REMIC I, REMIC II and REMIC III. The ordinary expenses of preparing and filing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The other parties hereto shall provide on a timely basis to the REMIC Administrator or its designee such information with respect to each of REMIC I, REMIC II and REMIC III as is in its possession and reasonably requested by the REMIC Administrator to enable it to perform its obligations under this Article. Without limiting the generality of the foregoing, the Depositor, within ten days following the REMIC Administrator's request therefor, shall provide in writing to the REMIC Administrator such information as is reasonably requested by the REMIC Administrator for tax purposes, as to the valuations and issue prices of the Certificates, and the REMIC Administrator's duty to perform its reporting and other tax compliance obligations under this Article X shall be subject to the condition that it receives from the Depositor such information possessed by the Depositor that is necessary to permit the Trustee to perform such obligations.

     (h) The REMIC Administrator shall perform on behalf of each of REMIC I, REMIC II and REMIC III all reporting and other tax compliance duties that are the responsibility of each such REMIC under the Code, the REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or, with respect to State and Local Taxes, any state or local taxing authority. Included among such duties, the REMIC Administrator shall provide to: (i) any Transferor of a Residual Certificate, such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any Person who is not a Permitted Transferee; (ii) the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions, including, without limitation, reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption as required hereunder); and
(iii) the Internal Revenue Service, the name, title, address and telephone number of the Person who will serve as the representative of each of REMIC I, REMIC II and REMIC III.

     (i) The REMIC Administrator shall perform its duties hereunder so as to maintain the status of each of REMIC I, REMIC II and REMIC III as a REMIC under the REMIC Provisions (and the Trustee, the Master Servicer and the Special Servicer shall assist the REMIC Administrator to the extent reasonably requested by the REMIC Administrator and to the extent of information within the Trustee's, the Master Servicer's or the Special

Servicer's possession or control). None of the REMIC Administrator, Master Servicer, the Special Servicer, the REMIC Administrator or the Trustee shall knowingly take (or cause any of REMIC I, REMIC II or REMIC III to take) any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any of REMIC I, REMIC II or REMIC III as a REMIC, or (ii) except as provided in Section 3.17(a), result in the imposition of a tax upon any of REMIC I, REMIC II or REMIC III (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code or the result in the imposition of a tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code) (any such endangerment or imposition, except as provided in Section 3.17(a)(iii), an "Adverse REMIC Event"), unless the REMIC Administrator has obtained or received an Opinion of Counsel (at the expense of the party requesting such action or at the expense of the Trust Fund if the REMIC Administrator seeks to take such action or to refrain from acting for the benefit of the Certificateholders) to the effect that the contemplated action will not result in an Adverse REMIC Event. The REMIC Administrator shall not take any action or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the Special Servicer has advised it in writing that either the Master Servicer or the Special Servicer has received or obtained an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to REMIC I, REMIC II or REMIC III, or causing any of REMIC I, REMIC II or REMIC III to take any action, that is not expressly permitted under the terms of this Agreement, the Master Servicer and the Special Servicer shall consult with the REMIC Administrator or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur. Neither the Master Servicer nor the Special Servicer shall take any such action or cause any of REMIC I, REMIC II or REMIC III to take any such action as to which the REMIC Administrator has advised it in writing that an Adverse REMIC Event could occur, and neither the Master Servicer nor the Special Servicer shall have any liability hereunder for any action taken by it in accordance with the written instruments of the REMIC Administrator. The REMIC Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the cost or expense of the Trust Fund, the REMIC Administrator or the Trustee. At all times as may be required by the Code, the REMIC Administrator shall make reasonable efforts to ensure that substantially all of the assets of REMIC I, REMIC II and REMIC III will consist of "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (j) If any tax is imposed on any of REMIC I, REMIC II or REMIC III, including, without limitation, "prohibited transactions" taxes as defined in
Section 860F(a)(2) of the Code, any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, any taxes on contributions to REMIC I, REMIC II or REMIC III after the Startup Day pursuant to Section 860G(d) of the Code, and any other tax imposed by the Code or any applicable provisions of State or Local Tax laws (other than any tax permitted to be incurred by the Special Servicer pursuant to Section 3.17(a)), such tax, together with all incidental costs and expenses (including, without limitation, penalties and reasonable attorneys' fees), shall be charged to and paid by: (i) the REMIC Administrator, if such tax arises out of or results from a breach by the REMIC Administrator of any of its obligations under this Article X provided that no liability shall be imposed upon the REMIC Administrator under this clause if another party has responsibility for payment of such tax under clauses (ii) - (vi) of this Section; (ii) the Special Servicer, if such tax arises out of or results from a breach by the Special Servicer of any of its obligations under Article III or this Article X; (iii) the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under Article III or this Article X;
(iv) the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X; (v) the Depositor, if such tax was imposed due to the fact that any of the Mortgage Loans did not, at the time of their transfer to the REMIC I, constitute a "qualified mortgage" as defined in Section 860G(a)(3) of the Code; or (vi) the Trust Fund in all other instances. Any tax permitted to be incurred by the Special Servicer pursuant to
Section 3.17(a)(iii) shall be charged to and paid by the Trust Fund. Any such amounts payable by the Trust Fund shall be paid by the Paying Agent upon the written direction of the REMIC Administrator out of amounts on deposit in the Distribution Account in reduction of the Available Distribution Amount pursuant to Section 3.05(b).

     (k) The REMIC Administrator shall, for federal income tax purposes, maintain books and records with respect to each of REMIC I, REMIC II and REMIC III on a calendar year and on an accrual basis.

     (1) Following the Startup Day, none of the Trustee, the Master Servicer and the Special Servicer shall accept any contributions of assets to REMIC I, REMIC II or REMIC III unless it shall have received an Opinion of Counsel (at the expense of the party seeking to cause such contribution and in no event at the expense of the Trust Fund or the Trustee) to the effect that the inclusion of such assets in such REMIC will not cause: (i) such REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding; or (ii) the imposition of any tax on such REMIC under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (m) None of the Trustee, the Master Servicer and the Special Servicer shall consent to or, to the extent it is within the control of such Person, permit:
(i) the sale or disposition of any of the Mortgage Loans (except in connection with (A) the foreclosure of a Mortgage Loan, including, but not limited to, the sale or other disposition of a Mortgaged Property acquired by deed in lieu of foreclosure, (B) the bankruptcy of REMIC I, REMIC II or REMIC III, (C) the termination of REMIC I, REMIC II and REMIC III pursuant to Article IX of this Agreement, or (D) a purchase of Mortgage Loans pursuant to or as contemplated by
Article II or III of this Agreement); (ii) the sale or disposition of any investments in the Certificate Account, the Distribution Account or the REO Account for gain; or (iii) the acquisition of any assets for REMIC I, REMIC II or REMIC III (other than a Mortgaged Property acquired through foreclosure, deed in lieu of foreclosure or otherwise in respect of a defaulted Mortgage Loan and other than Permitted Investments acquired in connection with the investment of funds in the Certificate Account, the Distribution Account or the REO Account); in any event unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, or acquisition but in no event at the expense of the Trust Fund or the Trustee) to the effect that such sale, disposition, or acquisition will not cause: (x) REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding; or (y) the imposition of any tax on REMIC I, REMIC II or REMIC III under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (n) Except in connection with Section 3.17(a)(iii), none of the Trustee, the Master Servicer and the Special Servicer shall enter into any arrangement by which REMIC I, REMIC II or REMIC III will receive a fee or other compensation for services nor, to the extent it is within its control, permit REMIC I, REMIC II or REMIC III to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

     SECTION 11.01. Amendment.

     (a) This Agreement may be amended from time to time by the mutual agreement of the Depositor, the Master Servicer, the Special Servicer and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity,
(ii) to correct, modify or supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add any other provisions with respect to matters or questions arising hereunder which shall not be inconsistent with the provisions hereof, (iv) to relax or eliminate any requirement hereunder imposed by the REMIC Provisions if the REMIC Provisions are amended or clarified such that any such requirement may be relaxed or eliminated, or (v) if such amendment, as evidenced by an Opinion of Counsel delivered to the Master Servicer, the Special Servicer and the Trustee, is reasonably necessary to comply with any requirements imposed by the Code or any successor or amendatory statute or any temporary or final regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws or any such proposed action which, if made effective, would apply retroactively to any of the REMICs created hereunder at least from the effective date of such amendment, or would be necessary to avoid the occurrence of a prohibited transaction or to reduce the incidence of any tax that would arise from any actions taken with respect to the operation of any such REMIC; provided, that such action (except any amendment described in clause (v) above) shall not, as evidenced by an Opinion of Counsel obtained by or delivered to the Master Servicer, the Special Servicer and the Trustee (which opinion, insofar as economic issues involving a Class of Certificates rated by a Rating Agency are concerned, may rely upon the assurance of the Rating Agencies described below), adversely affect in any material respect the interests of any Certificateholder; and provided further that the Master Servicer, the Special Servicer and the Trustee shall have first obtained from each Rating Agency written assurance that such amendment will not cause the qualification, downgrading or withdrawal of the then current rating on any Class of Certificates.

     (b) This Agreement may also be amended from time to time by the agreement of the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received or advanced on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) as evidenced by an Opinion of Counsel obtained by or delivered to the Master Servicer, the Special Servicer and the Trustee (which opinion, insofar as economic issues involving a Class of Certificates rated by a Rating Agency are concerned, may rely upon the assurance of the Rating Agencies described below), adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i) without the consent of the Holders of all Certificates of such Class, (iii) modify the provisions of this Section 11.01 without the consent of the Holders of all Certificates then outstanding, (iv) modify the provisions of Section 3.20 without the consent of the Holders of Certificates entitled to all of the Voting Rights or (v) modify the specified percentage of Voting Rights which are required to be held by Certificateholders to consent or not to object to any action pursuant to any provision of this Agreement without the consent of the Holders of all Certificates then outstanding. Notwithstanding any other provision of this Agreement, for purposes of the giving or withholding of consents pursuant to this Section 11.01, Certificates registered in the name of the Depositor or any Affiliate of the Depositor shall be entitled to the same Voting Rights with respect to matters described above as they would if any other Person held such Certificates, so long as neither the Depositor nor any of its Affiliates is performing servicing duties with respect to any of the Mortgage Loans.

     (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall first have obtained or been furnished with an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that (i) such amendment or the exercise of any power granted to the Trustee, the Master Servicer or the Special Servicer in accordance with such amendment will not result in the imposition of a tax on either of REMIC I, REMIC II or REMIC III pursuant to the REMIC Provisions or cause either of REMIC I, REMIC II or REMIC III to fail to qualify as a REMIC at any time that any Certificates are outstanding and (ii) such amendment complies with the provisions of this Section 11.01.

     (d) Promptly after the execution of any such amendment, the Trustee shall send a copy thereof to each Certificateholder.

     (e) It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     (f) Each of the Master Servicer, the Special Servicer and the Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

     (g) The cost of any Opinion of Counsel to be delivered pursuant to Section 11.01(a), (b) or (c) shall be borne by the Person seeking the related amendment, except that if the Master Servicer, the Special Servicer or the Trustee requests any amendment of this Agreement that protects or is in furtherance of the rights and interests of Certificateholders, the cost of any Opinion of Counsel required in connection therewith pursuant to Section 11.01(a) or (c) shall be payable out of the Certificate Account or the Distribution Account pursuant to Section 3.05.


     SECTION 11.02. Recordation of Agreement; Counterparts.

     (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Trustee at the expense of the Trust Fund, but only upon written direction of the Depositor accompanied by an Opinion of Counsel (the cost of which may be paid out of the Certificate Account pursuant to Section 3.05(a)) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders; provided, however, that the Trustee shall have no obligation or responsibility to determine whether any such recordation of this Agreement is required.

     (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     SECTION 11.03. Limitation on Rights of Certificateholders.

     (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement or any Mortgage Loan, unless, with respect to any suit, action or proceeding upon or under or with respect to this Agreement, such Holder previously shall have given to the Trustee a written notice of default hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, and without receiving notice to the contrary from Holders of Certificates entitled to at least 25% of the Voting Rights, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatsoever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     SECTION 11.04. Governing Law.

     This Agreement and the Certificates shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflicts of law principles.

     SECTION 11.05. Notices.

     Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given when delivered to: (i) in the case of the Depositor, Merrill Lynch Mortgage Investors, Inc., World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281, Attention: the Secretary, with a copy to the treasurer, facsimile number: 212-449-0735; (ii) in the case of the Master Servicer and the Special Servicer, GMAC Commercial Mortgage Corporation, 650 Dresher Road, Horsham, Pennsylvania 19044, Attention: Master Servicing Manager, fax no. (215) 328-3478, with a copy to General Counsel, fax no. (215) 328-3620, and CMBS Portfolio Manager, fax no. (415) 391-2949; (iii) in the case of the Trustee, Norwest Bank Minnesota, National Association, Corporate Trust Department, 11000 Broken Land Parkway, Columbia, Maryland 21044-3562, Attn:
Corporate Trust Services (CMBS), Merrill Lynch Series 1998-C1-CTL, facsimile number (410) 884-2360;(iv) in the case of the Rating Agencies, (A) Duff & Phelps Credit Rating Co., 55 East Monroe Street, Chicago,

Illinois 60603, Attention: Structured Finance Commercial Real Estate Monitoring Group, facsimile number: (312) 263-2852; (B) Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: CMBS Monitoring; facsimile number: 212-553-1350; and (C) Standard & Poor's Ratings Group, 25 Broadway, New York, New York 10004, Attention: Real Estate Ratings Group, Surveillance Manager, facsimile number: 212-412-0597; and (v) in the case of the Mortgage Loan Seller, Daiwa Finance Corp. Financial Square, 32 Old Slip, New York, New York 10005-3538, attention: Samuel Kirschner, fax number: (212) 612-6976, with a copy to the attention of the General Counsel, fax number: (212) 612-7155; or as to each such Person such other address as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Certificateholder shall be deemed to have been duly given when mailed first class, postage prepaid, to the address of such Holder as shown in the Certificate Register.

     SECTION 11.06. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 11.07. Grant of a Security Interest.

     The Depositor intends that the conveyance of the Depositor's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a sale and not a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the Depositor intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The Depositor also intends and agrees that, in such event, (i) the Depositor shall be deemed to have granted to the Trustee (in such capacity) a first priority security interest in the Depositor's entire right, title and interest in and to the assets constituting the Trust Fund, and (ii) this Agreement shall constitute a security agreement under applicable law. This Section 11.07 shall constitute notice to the Trustee pursuant to any of the requirements of the New York UCC.

     SECTION 11.08. Successors and Assigns; Beneficiaries.

     The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders. No other Person, including, without limitation, any Mortgagor, shall be entitled to any benefit or equitable right, remedy or claim under this Agreement.

     SECTION 11.09. Article and Section Headings.

     The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     SECTION 11.10. Notices to and from Rating Agencies.

     (a) The Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

               (i) any material change or amendment to this Agreement;

               (ii) the occurrence of any Event of Default that has not been cured;

               (iii) the resignation or termination of the Master Servicer or the Special Servicer;

               (iv) the repurchase of Mortgage Loans by any of the Mortgage Loan Sellers pursuant to either of the Mortgage Loan Purchase Agreements;

               (v) any change in the location of the Distribution Account; and

               (vi) the final payment to any Class of Certificateholders.

     (b) The Master Servicer or Special Servicer, as applicable, shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

               (i) the resignation or removal of the Trustee;

               (ii) any change in the location of the Certificate Account;

               (iii) any material modification of a Mortgage Loan, Credit Lease, Lease Enhancement Policy or RVI Policy.

     (c) The Master Servicer and the Special Servicer, as applicable, shall furnish each Rating Agency with respect to a Mortgage Loan such information as the Rating Agency shall reasonably request and which the Master Servicer or the Special Servicer can reasonably provide in accordance with applicable law and without waiving any attorney-client privilege attached to such information. The Master Servicer or Special Servicer, as applicable, may attach any reasonable disclaimer it deems appropriate to such information.

     (d) To the extent applicable and not previously delivered, each of the Master Servicer and the Special Servicer, as applicable, shall promptly furnish to each Rating Agency copies of the following items:

               (i) each of its annual statements as to compliance described in
          Section 3.13;

               (ii) each of its annual independent public accountants' servicing reports described in Section 3.14;

               (iii) any Officers' Certificate delivered by it to the Trustee pursuant to Section 4.03(c) or 3.08;

               (iv) upon request, each of its inspection reports described in
          Section 3.12(a) and the statements and reports described in Section 3.12(b).

     (e) The Trustee shall (i) make available to each Rating Agency, upon reasonable notice, the items described in Section 3.15 and Section 4.02(a) and
(ii) promptly deliver to each Rating Agency a copy of any notices given pursuant to Section 7.03(a) or Section 7.03(b).

     SECTION 11.11. Complete Agreement.

     This Agreement embodies the complete agreement among the parties and may not be varied or terminated except by a written agreement conforming to the provisions of Section 11.01. All prior negotiations or representations of the parties are merged into this Agreement and shall have no force or effect unless expressly stated herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                        Depositor

                                             By: /s/ ROBERT FITZPATRICK
                                                 -------------------------------
                                                 Name:  Robert Fitzpatrick
                                                 Title: Authorized Signatory

                                        GMAC COMMERCIAL MORTGAGE CORPORATION
                                        Master Servicer

                                             By: /s/ KATHRYN MARQUARDT
                                                 -------------------------------
                                                 Name:  Kathryn Marquardt
                                                 Title: Senior Vice President

                                        GMAC COMMERCIAL MORTGAGE CORPORATION
                                        Special Servicer

                                             By: /s/ KATHRYN MARQUARDT
                                                 -------------------------------
                                                 Name:  Kathryn Marquardt
                                                 Title: Senior Vice President

                                        NORWEST BANK MINNESOTA, NATIONAL
                                        ASSOCIATION
                                        Trustee

                                             By: /s/ RONALD M. FELDMAN
                                                 -------------------------------
                                                 Name:  Ronald M. Feldman
                                                 Title: Vice President

                                   EXHIBIT A-1

                  CLASS A-1 MORTGAGE PASS-THROUGH CERTIFICATE,
                               SERIES 1998-C1-CTL

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool of fixed rate mortgage loans (the "Mortgage Loans") secured by first liens on commercial properties, such pool being formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

Pass-Through                            Class Principal Balance of the
Rate:  6.31%                            Class A-1 Certificates as of the
                                        Closing Date: $132,820,333


Date of Pooling and Servicing           Initial Certificate Principal
Agreement:  March 1, 1998               Balance of this Class A-1
                                        Certificate as of the Closing Date:
                                        $132,820,333

Closing Date:  March 31, 1998           Aggregate Stated Principal Balance
                                        of the Mortgage Loans as of the
                                        Cut-Off Date: $646,080,530


First Distribution Date:
April 16, 1998

Master Servicer:                        Trustee:
GMAC Commercial Mortgage                Norwest Bank Minnesota, National
Corporation                             Association

Special Servicer:
GMAC Commercial Mortgage
Corporation

Certificate No. 1                       CUSIP No. 589929 PS1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE UNDERWRITERS, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE, THE MORTGAGE LOAN SELLER OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE, THE CLASS A-2 CERTIFICATES, THE CLASS A-3 AND THE CLASS A-PO CERTIFICATES MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-1 Certificate (obtained by dividing the principal amount of this Class A-1 Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class A-1 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class A-1 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date") (provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the related Determination Date), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class A-1 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class A-1 Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the

Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class A-1 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-1 Certificates are exchangeable for new Class A-1 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-1 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of Class A-1 Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-1 Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of

DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Special Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class A-1 Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated: March 31, 1998

                                             NORWEST BANK MINNESOTA, NATIONAL
                                             ASSOCIATION,
                                             as Certificate Registrar

                                             By: _______________________________
                                                  Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-1 Certificates referred to in the within-mentioned Agreement.

                                             NORWEST BANK MINNESOTA, NATIONAL
                                             ASSOCIATION,
                                             as Authenticating Agent

                                             By: _______________________________
                                                  Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________.


(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________

Dated:

                                           _____________________________________
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________
________________________________________________________________________________
for the account of _____________________________________________________________
______________________________________________________________________________ .

     Distributions made by check (such check to be made payable to _____________) and all applicable statements and notices should be mailed to
________________________________________________________________________________
____________________________________ .

     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                                   EXHIBIT A-2

                  CLASS A-2 MORTGAGE PASS-THROUGH CERTIFICATE,
                               SERIES 1998-C1-CTL

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool of fixed rate mortgage loans (the "Mortgage Loans") secured by first liens on commercial properties, such pool being formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

Pass-Through                            Class Principal Balance of the
Rate:  6.48%                            Class A-2 Certificates as of the
                                        Closing Date: $82,098,000

Date of Pooling and Servicing           Initial Certificate Principal
Agreement:  March 1, 1998               Balance of this Class A-2
                                        Certificate as of the Closing Date:
                                        $82,098,000

Closing Date:  March 31, 1998           Aggregate Stated Principal Balance
                                        of the Mortgage Loans as of the
                                        Cut-Off Date: $646,080,530

First Distribution Date:
April 16, 1998

Master Servicer:                        Trustee:
GMAC Commercial Mortgage                Norwest Bank Minnesota, National
Corporation                             Association

Special Servicer:
GMAC Commercial Mortgage
Corporation

Certificate No. 1                       CUSIP No. 589929 PT9

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE UNDERWRITERS, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE,, THE MORTGAGE LOAN SELLER OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 AS AMENDED (THE "CODE").

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE, THE CLASS A-1 CERTIFICATES, THE CLASS A-3 AND THE CLASS A-PO CERTIFICATES MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-2 Certificate (obtained by dividing the principal amount of this Class A-2 Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class A-2 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class A-2 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date") (provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the related Determination Date), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class A-2 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class A-2 Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the

Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class A-2 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-2 Certificates are exchangeable for new Class A-2 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-2 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of Class A-2 Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-2 Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of

DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Special Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class A-2 Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  March 31, 1998

                                                NORWEST BANK MINNESOTA, NATIONAL
                                                ASSOCIATION,
                                                as Certificate Registrar

                                                By: ____________________________
                                                       Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-2 Certificates referred to in the within-mentioned Agreement.

                                                NORWEST BANK MINNESOTA, NATIONAL
                                                ASSOCIATION,
                                                as Authenticating Agent

                                                By: ____________________________
                                                       Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________.

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:

Dated:

                                           _____________________________________
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________
________________________________________________________________________________
for the account of _____________________________________________________________
_______________________________________________________________________________.

     Distributions made by check (such check to be made payable to _____________) and all applicable statements and notices should be mailed to
________________________________________________________________________________
____________________________________ .

     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                                   EXHIBIT A-3

                  CLASS A-3 MORTGAGE PASS-THROUGH CERTIFICATE,
                               SERIES 1998-C1-CTL

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool of fixed rate mortgage loans (the "Mortgage Loans") secured by first liens on commercial properties, such pool being formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

Pass-Through                            Class Principal Balance of the
Rate:  6.72%                            Class A-3 Certificates as of the
                                        Closing Date: $235,868,000


Date of Pooling and Servicing           Initial Certificate Principal
Agreement:  March 1, 1998               Balance of this Class A-3
                                        Certificate as of the Closing Date:
                                        $200,000,000

Closing Date:  March 31, 1998           Aggregate Stated Principal Balance
                                        of the Mortgage Loans as of the
                                        Cut-Off Date: $646,080,530


First Distribution Date:
April 16, 1998

Master Servicer:                        Trustee:
GMAC Commercial Mortgage                Norwest Bank Minnesota, National
Corporation                             Association

Special Servicer:
GMAC Commercial Mortgage
Corporation

Certificate No. 1                       CUSIP No. 589929 PU6

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE UNDERWRITERS, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE,, THE MORTGAGE LOAN SELLER OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE, THE CLASS A-1 CERTIFICATES, THE CLASS A-2 AND THE CLASS A-PO CERTIFICATES MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-3 Certificate (obtained by dividing the principal amount of this Class A-3 Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class A-3 Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class A-3 Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date") (provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the related Determination Date), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class A-3 Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class A-3 Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the

Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class A-3 Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-3 Certificates are exchangeable for new Class A-3 Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-3 Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of Class A-3 Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-3 Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of

DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Special Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class A-3 Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  March 31, 1998

                                  NORWEST BANK MINNESOTA, NATIONAL
                                  ASSOCIATION,
                                  as Certificate Registrar


                                  By:________________________________
                                          Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-3 Certificates referred to in the within-mentioned Agreement.

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION
                                    as Authenticating Agent


                                    By:______________________________
                                             Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

     (please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:

_____________________________________________________________________________

_____________________________________________________________________________

Dated:

                                       _____________________________________
                                       Signature by or on behalf of Assignor

                                       _____________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to____________________________________________
______________________________________________________________________________
for the account of____________________________________________________________
______________________________________________________________________________

     Distributions made by check (such check to be made payable to _________________) and all applicable statements and notices should be mailed to
____________________________________ .

     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                                   EXHIBIT A-4

                  CLASS A-PO MORTGAGE PASS-THROUGH CERTIFICATE,
                               SERIES 1998-C1-CTL

     evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool of fixed rate mortgage loans (the "Mortgage Loans") secured by first liens on commercial properties, such pool being formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                             Class Principal Balance of the
                                             Class A-PO Certificates as of the
                                             Closing Date $1,469,667

Date of Pooling and Servicing                Initial Certificate Principal
Agreement: March 1, 1998                     Balance of this Class A-PO
                                             Certificate as of the Closing
                                             Date: $1,469,667

Closing Date: March 31, 1998                 Aggregate Stated Principal
                                             Balance of the Mortgage Loans
                                             as of the Closing Date:
                                             $646,080,530
First Distribution Date:
April 16, 1998

Master Servicer:                             Trustee:
GMAC Commercial Mortgage Corporation         Norwest Bank Minnesota,
Special Servicer:                            National Association
AC Commercial Mortgage Corporation

Certificate No. 1                            CUSIP No. 589929 QU5

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE UNDERWRITERS, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE, THE MORTGAGE LOAN SELLER OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MARCH 31, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (AS DEFINED IN THE PROSPECTUS DATED FEBRUARY 25, 1998 AND THE PROSPECTUS SUPPLEMENT DATED MARCH 25, 1998 RELATING TO THIS CERTIFICATE) OF 0% (THE "PREPAYMENT ASSUMPTION"), THIS $_______ OF INITIAL CERTIFICATE BALANCE AMOUNT, THE YIELD TO MATURITY IS __% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER $1,000 OF INITIAL CERTIFICATE BALANCE AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE, THE CLASS A-1 CERTIFICATES, CLASS A-2 CERTIFICATES AND THE CLASS A-3 CERTIFICATES MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND

SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class A-PO Certificate (obtained by dividing the principal amount of this Class A-PO Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class A-PO Certificates (their "Class Principal Balance") as of the Closing
Date) in that certain beneficial ownership interest evidenced by all the Class A-PO Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement) and Norwest Bank Minnesota, National Association (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class A-PO Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class A-PO Certificates will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) and is the registered owner of Certificates the aggregate initial Certificate Principal Balance of which is at least $5,000,000, or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Certificate Registrar or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Paying Agent is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class A-PO Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class A-PO Certificates are exchangeable for new Class A-PO Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A-PO Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No service charge will be imposed for any registration of transfer or exchange of Class A-PO Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class A-PO Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class A-PO Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  March 31, 1998

                                  NORWEST BANK MINNESOTA, NATIONAL
                                  ASSOCIATION,
                                  as Certificate Registrar


                                  By:________________________________
                                          Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A-PO Certificates referred to in the within-mentioned Agreement.

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION
                                    as Authenticating Agent


                                    By:______________________________
                                             Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:

_____________________________________________________________________________

_____________________________________________________________________________

Dated:

                                       _____________________________________
                                       Signature by or on behalf of Assignor

                                       _____________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to____________________________________________
______________________________________________________________________________
for the account of____________________________________________________________
______________________________________________________________________________

     Distributions made by check (such check to be made payable to _________________) and all applicable statements and notices should be mailed to
____________________________________ .

     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                                   EXHIBIT A-5

                   CLASS IO MORTGAGE PASS-THROUGH CERTIFICATE,
                               SERIES 1998-C1-CTL

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool of fixed rate mortgage loans (the "Mortgage Loans") secured by first liens on commercial properties, such pool being formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

Pass-Through
Rate:  Variable

Date of Pooling and Servicing             Aggregate Certificate Notional Amount
Agreement:  March 1, 1998                 of the Class IO Certificates as of
                                          the Closing Date:  $646,080,530

Closing Date:  March 31, 1998             Certificate Notional Amount of this
                                          Class IO Certificate as of the
                                          Closing Date: $200,000,000

First Distribution Date:                  Aggregate Stated Principal Balance of
April 16, 1998                            the Mortgage loans as of the Cut-Off
                                          Date $646,080,530

Master Servicer:                          Trustee:
GMAC Commercial Mortgage Corporation      Norwest Bank Minnesota, National
                                          Association

Special Servicer:
GMAC Commercial Mortgage Corporation

Certificate No. 1                         CUSIP No. 589929 PZ5

     THIS CERTIFICATE IS NOT ENTITLED TO INTEREST ON THE NOTIONAL AMOUNT, BUT IS ENTITLED TO RECEIVE INTEREST ON THE COMPONENTS AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE UNDERWRITERS, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE,, THE MORTGAGE LOAN SELLER OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE EVIDENCES A BENEFICIAL OWNERSHIP INTEREST IN ELEVEN "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MARCH 31, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (AS DEFINED IN THE PROSPECTUS DATED FEBRUARY 25, 1998 AND THE PROSPECTUS SUPPLEMENT DATED MARCH 25, 1998 RELATING TO THIS CERTIFICATE) OF 0% AS SET FORTH IN SUCH PROSPECTUS SUPPLEMENT (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $________ OF OID PER $1,000 OF THE INITIAL CERTIFICATE NOTIONAL AMOUNT, THE YIELD TO MATURITY IS ___% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $________ PER $1,000 OF THE INITIAL CERTIFICATE NOTIONAL AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

THIS CERTIFICATE DOES NOT HAVE A CERTIFICATE PRINCIPAL BALANCE AND WILL NOT ENTITLE THE HOLDER HEREOF TO DISTRIBUTIONS OF PRINCIPAL.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class IO Certificate in that certain beneficial ownership interest evidenced by all the Class IO Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest Bank Minnesota, National Association (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date") (provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the related Determination Date), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class IO Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on the Class IO Certificates will be made by Norwest Bank Minnesota, National Association as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions), or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

The Class IO Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class IO Certificates are exchangeable for new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same. As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class IO Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

No service charge will be imposed for any registration of transfer or exchange of Class IO Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class IO Certificates.

The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate

Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Special Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class IO Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  March 31, 1998

                                  NORWEST BANK MINNESOTA, NATIONAL
                                  ASSOCIATION,
                                  as Certificate Registrar


                                  By:________________________________
                                          Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class IO Certificates referred to in the within-mentioned Agreement.

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION
                                    as Authenticating Agent


                                    By:______________________________
                                             Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:

_____________________________________________________________________________

_____________________________________________________________________________

Dated:

                                       _____________________________________
                                       Signature by or on behalf of Assignor

                                       _____________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to____________________________________________
______________________________________________________________________________
for the account of____________________________________________________________
______________________________________________________________________________

     Distributions made by check (such check to be made payable to _________________) and all applicable statements and notices should be mailed to
____________________________________.

     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                                   EXHIBIT A-6

                   CLASS B MORTGAGE PASS-THROUGH CERTIFICATE,
                               SERIES 1998-C1-CTL

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool of fixed rate mortgage loans (the "Mortgage Loans") secured by first liens on commercial properties, such pool being formed and sold by

                      MERRILL LYNCH MORTGAGE INVESTORS, INC

Initial Pass-Through                       Class Principal Balance of the
Rate:  6.75%                               Class B Certificates as of the
                                           Closing Date:  $38,765,000

Date of Pooling and Servicing              Initial Certificate Principal
Agreement:  March 1, 1998                  Balance of this Class B Certificate
                                           as of the Closing Date:  $38,765,000

Closing Date:  March 31, 1998              Aggregate Stated Principal
                                           Balance of the Mortgage Loans
                                           as of the Closing Date:
                                           $646,080,530

First Distribution Date:
April 16, 1998

Master Servicer:                           Trustee:
GMAC Commercial Mortgage Corporation       Norwest Bank Minnesota, National
                                           Association

Special Servicer:
GMAC Commercial Mortgage Corporation

Certificate No. 1                          CUSIP No. 589929 PV4

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MERRILL LYNCH MORTGAGE INVESTORS, INC., THE TRUSTEE, MASTER SERVICER, SPECIAL SERVICER OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-PO AND CLASS IO CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE PROHIBITED TRANSACTIONS RESTRICTIONS OF
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN") OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN); PROVIDED, THAT SUCH A TRANSFER MAY BE MADE TO AN INSURANCE COMPANY GENERAL ACCOUNT IF (i) THIS CERTIFICATE IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER
SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), AND
(ii) THE CONDITIONS OF SECTIONS I, III AND IV OF PTE 95-60 ARE SATISFIED WITH RESPECT TO SUCH TRANSFER. AS A CONDITION TO THIS REGISTRATION OF TRANSFER OF A CLASS F CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE, IF IT IS NOT A PLAN OR PERSON DESCRIBED IN CLAUSE (B) OF THE PRECEDING SENTENCE, TO EXECUTE A CERTIFICATION TO THAT EFFECT SUBSTANTIALLY IN THE FORM OF EXHIBIT G TO THE POOLING AND SERVICING AGREEMENT REFEREED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS A-1 CERTIFICATES, THE CLASS A-2 CERTIFICATES, THE CLASS A-3 CERTIFICATES AND THE CLASS A-PO CERTIFICATES OF THE SAME SERIES ARE REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J, AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class B Certificate (obtained by dividing the principal amount of this Class B Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class B Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class B Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), (or any successor entity under the Agreement) and Norwest bank Minnesota, national association (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the first

Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class B Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class B Certificate will be made by Norwest Bank Minnesota, national association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class B Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of a Class B Certificate or any interest therein shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing the Class B Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including, without limitation, any insurance company using assets in its general or separate account that may constitute assets of a Plan). As a condition to its registration of the transfer of a Class B Certificate, the Certificate Registrar shall have the right to require the prospective transferee of such Certificate, if it is not a Plan or Person described in clause (B) of the preceding sentence, to execute a certification to that effect substantially in the form of Exhibit H to the Agreement.

     No service charge will be imposed for any registration of transfer or exchange of Class B Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class B Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Fiscal Agent, the Paying Agent, the

Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class B Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Closing Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer, the Trustee and the Fiscal Agent with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

    IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  March 31, 1998

                                  NORWEST BANK MINNESOTA, NATIONAL
                                  ASSOCIATION,
                                  as Certificate Registrar


                                  By:________________________________
                                          Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class B Certificates referred to in the within-mentioned Agreement.

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION
                                    as Authenticating Agent


                                    By:______________________________
                                             Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:

_____________________________________________________________________________

_____________________________________________________________________________

Dated:

                                       _____________________________________
                                       Signature by or on behalf of Assignor

                                       _____________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to____________________________________________
______________________________________________________________________________
for the account of____________________________________________________________
______________________________________________________________________________

     Distributions made by check (such check to be made payable to _________________) and all applicable statements and notices should be mailed to
____________________________________.

     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                                   EXHIBIT A-7

                   CLASS C MORTGAGE PASS-THROUGH CERTIFICATE,
                               SERIES 1998-C1-CTL

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool of fixed rate mortgage loans (the "Mortgage Loans") secured by first liens on commercial properties, such pool being formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

Pass-Through                               Class Principal Balance of the
Rate:  6.75%                               Class C Certificates as of the
                                           Closing Date:  $32,304,000

Date of Pooling and Servicing              Initial Certificate Principal
Agreement:  March 1, 1998                  Balance of this Class C Certificate
                                           as of the Closing Date:  $32,304,000

Closing Date:  March 31, 1998              Aggregate Stated Principal
                                           Balance of the Mortgage Loans
                                           as of the Cut-Off Date:
                                           $646,080,530

First Distribution Date:
April 16, 1998

Master Servicer:                           Trustee:
GMAC Commercial Mortgage Corporation       Norwest Bank Minnesota, National
                                           Association

Special Servicer:
GMAC Commercial Mortgage Corporation

Certificate No. 1                          CUSIP No. 589929 PW2

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE UNDERWRITERS, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE, THE MORTGAGE LOAN SELLER OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-PO, CLASS IO AND CLASS B CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE PROHIBITED TRANSACTIONS RESTRICTIONS OF
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 AS AMENDED (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN") OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN); PROVIDED, THAT SUCH A TRANSFER MAY BE MADE TO AN INSURANCE COMPANY GENERAL ACCOUNT IF (i) THIS CERTIFICATE IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER
SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), AND
(ii) THE CONDITIONS OF SECTIONS I, III AND IV OF PTE 95-60 ARE SATISFIED WITH RESPECT TO SUCH TRANSFER. AS A CONDITION TO THIS REGISTRATION OF TRANSFER OF A CLASS C CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE TO EXECUTE A CERTIFICATION SUBSTANTIALLY IN THE FORM OF EXHIBIT G TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT

CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-PO AND CLASS B CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS D, CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class C Certificate (obtained by dividing the principal amount of this Class C Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class_C Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class C Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest Bank Minnesota, National Association (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date") (provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the related Determination Date), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class C Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class_C Certificate will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class C Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class C Certificates are exchangeable for new Class C Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class C Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of a Class C Certificate or any interest therein shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing the Class C Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including, without limitation, any insurance company using assets in its general or separate account that may constitute assets of a Plan). As a condition to its registration of transfer of a Class C Certificate, the Certificate Registrar shall have the right to require the prospective transferee of such Certificate to execute a certification substantially in the form of Exhibit G to the Agreement.

     No service charge will be imposed for any registration of transfer or exchange of Class C Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class C Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate

Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Special Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class C Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

    IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  March 31, 1998

                                  NORWEST BANK MINNESOTA, NATIONAL
                                  ASSOCIATION,
                                  as Certificate Registrar


                                  By:________________________________
                                          Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class C Certificates referred to in the within-mentioned Agreement.

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION
                                    as Authenticating Agent


                                    By:______________________________
                                             Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:

_____________________________________________________________________________

_____________________________________________________________________________

Dated:

                                       _____________________________________
                                       Signature by or on behalf of Assignor

                                       _____________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to____________________________________________
______________________________________________________________________________
for the account of____________________________________________________________
______________________________________________________________________________

     Distributions made by check (such check to be made payable to _________________) and all applicable statements and notices should be mailed to
____________________________________.

     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                                   EXHIBIT A-8

                   CLASS D MORTGAGE PASS-THROUGH CERTIFICATE,
                               SERIES 1998-C1-CTL

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool of fixed rate mortgage loans (the "Mortgage Loans") secured by first liens on commercial properties, such pool being formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

Pass-Through                               Class Principal Balance of the
Rate:  6.75%                               Class D Certificates as of the
                                           Closing Date: $38,765,000

Date of Pooling and Servicing              Initial Certificate Principal
Agreement:  March 1, 1998                  Balance of this Class DCertificate
                                           as of the Closing Date: $38,765,000

Closing Date:  March 31, 1998              Aggregate Stated Principal
                                           Balance of the Mortgage Loans
                                           as of the Cut-Off Date:
                                           $646,080,530

First Distribution Date:
April 16, 1998

Master Servicer:                           Trustee:
GMAC Commercial Mortgage Corporation       Norwest Bank Minnesota, National
                                           Association

Special Servicer:
GMAC Commercial Mortgage Corporation

Certificate No. 1                          CUSIP No. 589929 PX0

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE UNDERWRITERS, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE,, THE MORTGAGE LOAN SELLER OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-PO, CLASS IO, CLASS B AND CLASS C CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE PROHIBITED TRANSACTIONS RESTRICTIONS OF
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN") OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN); PROVIDED, THAT SUCH A TRANSFER MAY BE MADE TO AN INSURANCE COMPANY GENERAL ACCOUNT IF (i) THIS CERTIFICATE IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER
SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), AND
(ii) THE CONDITIONS OF SECTIONS I, III AND IV OF PTE 95-60 ARE SATISFIED WITH RESPECT TO SUCH TRANSFER. AS A CONDITION TO THIS REGISTRATION OF TRANSFER OF A CLASS D CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE TO EXECUTE A CERTIFICATION SUBSTANTIALLY IN THE FORM OF EXHIBIT G TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS A-1 CLASS A-2, CLASS A-3, CLASS A-PO, CLASS B AND CLASS C CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class D Certificate (obtained by dividing the principal amount of this Class D Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class D Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class D Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest Bank Minnesota, National Association (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date") (provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the related Determination Date), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class D Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class D Certificate will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holders hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class D Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class D Certificates are exchangeable for new Class D Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class D Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of a Class D Certificate or any interest therein shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing the Class D Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including, without limitation, any insurance company using assets in its general or separate account that may constitute assets of a Plan). As a condition to its registration of transfer of a Class D Certificate, the Certificate Registrar shall have the right to require the prospective transferee of such Certificate to execute a certification substantially in the form of Exhibit G to the Agreement.

     No service charge will be imposed for any registration of transfer or exchange of Class D Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class D Certificates.

     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Special Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class D Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

    IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  March 31, 1998

                                  NORWEST BANK MINNESOTA, NATIONAL
                                  ASSOCIATION,
                                  as Certificate Registrar


                                  By:________________________________
                                          Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class D Certificates referred to in the within-mentioned Agreement.

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION
                                    as Authenticating Agent


                                    By:______________________________
                                             Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:

_____________________________________________________________________________

_____________________________________________________________________________

Dated:

                                       _____________________________________
                                       Signature by or on behalf of Assignor

                                       _____________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to____________________________________________
______________________________________________________________________________
for the account of____________________________________________________________
______________________________________________________________________________

     Distributions made by check (such check to be made payable to _________________) and all applicable statements and notices should be mailed to
____________________________________.

     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                                   EXHIBIT A-9

                   CLASS E MORTGAGE PASS-THROUGH CERTIFICATE,
                               SERIES 1998-C1-CTL

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool of fixed rate mortgage loans (the "Mortgage Loans") secured by first liens on commercial properties, such pool being formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.


Pass-Through                              Class Principal Balance of the
Rate:  6.75%                              Class E Certificates as of the
                                          Closing Date: $9,691,000

Date of Pooling and Servicing             Initial Certificate Principal
Agreement:  March 1, 1998                 Balance of this Class Eertificate
                                          as of the Closing Date:  $9,691,000

Closing Date:  March 31, 1998             Aggregate Stated Principal
                                          Balance of the Mortgage Loans
                                          as of the Cut-Off Date:
                                          $646,080,530
First Distribution Date:
April 16, 1998

Master Servicer:                          Trustee:
GMAC Commercial Mortgage Corporation      Norwest Bank Minnesota, National
                                          Association

Special Servicer:                         CUSIP No. 589929 PY8
GMAC Commercial Mortgage Corporation

Certificate No. 1

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST CORPORATION, A NEW YORK CORPORATION ("DTC"), TO THE CERTIFICATE REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE UNDERWRITERS, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE,, THE MORTGAGE LOAN SELLER OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-PO, CLASS IO CLASS B, CLASS C AND CLASS D CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE PROHIBITED TRANSACTIONS RESTRICTIONS OF
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN") OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN); PROVIDED, THAT SUCH A TRANSFER MAY BE MADE TO AN INSURANCE COMPANY GENERAL ACCOUNT IF (i) THIS CERTIFICATE IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER
SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), AND
(ii) THE CONDITIONS OF SECTIONS I, III AND IV OF PTE 95-60 ARE SATISFIED WITH RESPECT TO SUCH TRANSFER. AS A CONDITION TO THIS REGISTRATION OF TRANSFER OF A CLASS E CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE TO EXECUTE A CERTIFICATION SUBSTANTIALLY IN THE FORM OF EXHIBIT G TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT

CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MARCH 31, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (AS DEFINED IN THE PROSPECTUS DATED FEBRUARY 25, 1998 AND THE PROSPECTUS SUPPLEMENT DATED MARCH 25, 1998 RELATING TO THIS CERTIFICATE) OF 0% AS SET FORTH IN SUCH PROSPECTUS SUPPLEMENT (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $________ OF OID PER $1,000 OF INITIAL CERTIFICATE BALANCE AMOUNT, THE YIELD TO MATURITY IS ____% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $___________ PER $1,000 OF INITIAL CERTIFICATE BALANCE AMOUNT, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-PO, CLASS B, CLASS C AND CLASS D CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that Cede & Co. is the registered owner of the Percentage Interest evidenced by this Class E Certificate (obtained by dividing the principal amount of this Class E Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class E Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class E Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest Bank Minnesota, National Association (hereinafter called the

"Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date") (provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the related Determination Date), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class E Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class E Certificate will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holders hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class E Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class E Certificates are exchangeable for new Class E Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class E Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of a Class E Certificate or any interest therein shall be made to (A)_a Plan or (B)_any Person who is directly or indirectly purchasing the Class D Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including, without limitation, any insurance company using assets in its general or separate account that may constitute assets of a Plan). As a condition to its registration of transfer of a Class E Certificate, the Certificate Registrar shall have the right to require the prospective transferee of such Certificate to execute a certification substantially in the form of Exhibit G to the Agreement.

     No service charge will be imposed for any registration of transfer or exchange of Class E Certificates, but the

Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class E Certificates.


     Notwithstanding the foregoing, for so long as this Certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC, transfers of interests in this Certificate shall be made through the book-entry facilities of DTC.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Special Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class E Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this

Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

    IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  March 31, 1998

                                  NORWEST BANK MINNESOTA, NATIONAL
                                  ASSOCIATION,
                                  as Certificate Registrar


                                  By:________________________________
                                          Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class E Certificates referred to in the within-mentioned Agreement.

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION
                                    as Authenticating Agent


                                    By:______________________________
                                             Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:

_____________________________________________________________________________

_____________________________________________________________________________

Dated:

                                       _____________________________________
                                       Signature by or on behalf of Assignor

                                       _____________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to____________________________________________
______________________________________________________________________________
for the account of____________________________________________________________
______________________________________________________________________________

     Distributions made by check (such check to be made payable to _________________) and all applicable statements and notices should be mailed to
____________________________________.

     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                                  EXHIBIT A-10

                   CLASS F MORTGAGE PASS-THROUGH CERTIFICATE,
                               SERIES 1998-C1-CTL

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool of fixed rate mortgage loans (the "Mortgage Loans") secured by first liens on commercial properties, such pool being formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

Pass-Through                               Class Principal Balance of the
Rate: 6.25%                                Class F Certificates as of the
                                           Closing Date:$58,147,000

Date of Pooling and Servicing              Initial Certificate Principal
Agreement:  March 1, 1998                  Balance of this Class Fertificate
                                           as of the Closing Date:  $58,147,000

Closing Date:  March 31, 1998              Aggregate Stated Principal
                                           Balance of the Mortgage Loans
                                           as of the Cut-Off Date:
                                           $646,080,530
First Distribution Date:
April 16, 1998

Master Servicer:                           Trustee:
GMAC Commercial Mortgage Corporation       Norwest Bank Minnesota, National
                                           Association

Special Servicer:                          CUSIP No. 589929 QP6
GMAC Commercial Mortgage Corporation

Certificate No. 1

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE UNDERWRITERS, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE,, THE MORTGAGE LOAN SELLER OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-PO, CLASS IO, CLASS B, CLASS C, CLASS D AND CLASS E CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE PROHIBITED TRANSACTIONS RESTRICTIONS OF
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN); PROVIDED, THAT (a) SUCH A TRANSFER MAY BE MADE TO AN INSURANCE COMPANY GENERAL ACCOUNT IF (i) THIS CERTIFICATE IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER
SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), AND
(ii) THE CONDITIONS OF SECTIONS I, III AND IV OF PTE 95-60 ARE SATISFIED WITH RESPECT TO SUCH TRANSFER AND (b) SUCH A TRANSFER MAY BE MADE IF THE PROSPECTIVE TRANSFEREE PROVIDES THE CERTIFICATE REGISTRAR WITH A CERTIFICATION OF FACTS AND AN OPINION OF COUNSEL THAT ESTABLISH TO THE SATISFACTION OF THE CERTIFICATE REGISTRAR THAT SUCH TRANSFER WILL NOT RESULT IN A VIOLATION OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR RESULT IN THE IMPOSITION OF AN EXCISE TAX UNDER SECTION 4975 OF THE CODE. AS A CONDITION TO ITS REGISTRATION OF TRANSFER OF A CLASS F CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE TO EXECUTE A CERTIFICATION SUBSTANTIALLY IN THE FORM OF EXHIBIT G TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MARCH 31, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (AS DEFINED IN THE PROSPECTUS DATED FEBRUARY 25, 1998 AND THE PROSPECTUS SUPPLEMENT DATED MARCH 25, 1998 RELATING TO THIS CERTIFICATE) OF 0% AS SET FORTH IN SUCH PROSPECTUS SUPPLEMENT (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $________ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ___% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____________ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.


IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-PO, CLASS B, CLASS C, CLASS D AND CLASS E CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that [___] is the registered owner of the Percentage Interest evidenced by this Class F Certificate (obtained by dividing the principal amount of this Class F Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class F Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class F Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest Bank Minnesota, National Association (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date") (provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the related Determination Date), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class F Certificates on the applicable Distribution Date pursuant to the Agreement. All Distributions made under the Agreement on this Class F Certificate will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class F Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class F Certificates are exchangeable for new Class F Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class F Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of any Class F Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor or any of its affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit F-2 or

Exhibit F-3 to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class F Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class F Certificate without registration or qualification. Any Class F Certificateholder desiring to effect such a transfer shall, and upon acquisition of its Class F Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No service charge will be imposed for any registration of transfer or exchange of Class F Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class F Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Special Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class F Certificates;

however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

    IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  March 31, 1998

                                  NORWEST BANK MINNESOTA, NATIONAL
                                  ASSOCIATION,
                                  as Certificate Registrar


                                  By:________________________________
                                          Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class F Certificates referred to in the within-mentioned Agreement.

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION
                                    as Authenticating Agent


                                    By:______________________________
                                             Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:

_____________________________________________________________________________

_____________________________________________________________________________

Dated:

                                       _____________________________________
                                       Signature by or on behalf of Assignor

                                       _____________________________________
                                       Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to____________________________________________
______________________________________________________________________________
for the account of____________________________________________________________
______________________________________________________________________________

     Distributions made by check (such check to be made payable to _________________) and all applicable statements and notices should be mailed to
____________________________________.

     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                                  EXHIBIT A-11

                   CLASS G MORTGAGE PASS-THROUGH CERTIFICATE,
                               SERIES 1998-C1-CTL

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool of fixed rate mortgage loans (the "Mortgage Loans") secured by first liens on commercial properties, such pool being formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

Pass-Through                            Class Principal Balance of the Class G
Rate: 6.25%                             Certificates as of the Closing Date:
                                        $3,230,000


Date of Pooling and Servicing           Initial Certificate Principal Balance
Agreement:  March 1, 1998               of this Class G Certificate as of the
                                        Closing Date: $3,230,000

Closing Date:  March 31, 1998           Aggregate Stated Principal
                                        Balance of the Mortgage Loans
                                        as of the Cut-Off Date:
                                        $646,080,530

First Distribution Date:
April 16, 1998

Master Servicer:                        Trustee:
GMAC Commercial Mortgage                Norwest Bank Minnesota,
Corporation                             National Association

Special Servicer:                       CUSIP No. 589929 QQ4
GMAC Commercial Mortgage Corporation

Certificate No. 1

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE UNDERWRITERS, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE,, THE MORTGAGE LOAN SELLER OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-PO, CLASS IO, CLASS B, CLASS C, CLASS D, CLASS E AND CLASS F CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE PROHIBITED TRANSACTIONS RESTRICTIONS OF
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN); PROVIDED, THAT (a) SUCH A TRANSFER MAY BE MADE TO AN INSURANCE COMPANY GENERAL ACCOUNT IF (i) THIS CERTIFICATE IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER
SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), AND
(ii) THE CONDITIONS OF SECTIONS I, III AND IV OF PTE 95-60 ARE SATISFIED WITH RESPECT TO SUCH TRANSFER AND (b) SUCH A TRANSFER MAY BE MADE IF THE PROSPECTIVE TRANSFEREE PROVIDES THE CERTIFICATE REGISTRAR WITH A CERTIFICATION OF FACTS AND AN OPINION OF COUNSEL THAT ESTABLISH TO THE SATISFACTION OF THE CERTIFICATE REGISTRAR THAT SUCH TRANSFER WILL NOT RESULT IN A VIOLATION OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR RESULT IN THE IMPOSITION OF AN EXCISE TAX UNDER SECTION 4975 OF THE CODE. AS A CONDITION TO ITS REGISTRATION OF TRANSFER OF A CLASS G CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE TO EXECUTE A CERTIFICATION SUBSTANTIALLY IN THE FORM OF EXHIBIT G TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MARCH 31, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (AS DEFINED IN THE PROSPECTUS DATED FEBRUARY 25, 1998 AND THE PROSPECTUS SUPPLEMENT DATED MARCH 25, 1998 RELATING TO THIS CERTIFICATE) OF 0% AS SET FORTH IN SUCH PROSPECTUS SUPPLEMENT (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $________ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ___% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____________ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-PO, CLASS B, CLASS C, CLASS D, CLASS E AND CLASS F CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that [___] is the registered owner of the Percentage Interest evidenced by this Class G Certificate (obtained by dividing the principal amount of this Class G Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class G Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class G Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest Bank Minnesota, National Association (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date") (provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the related Determination Date), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class G Certificates on the applicable Distribution Date pursuant to the Agreement. All Distributions made under the Agreement on this Class G Certificate will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class G Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class G Certificates are exchangeable for new Class G Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class G Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of any Class G Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor or any of its affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit F-2 or

Exhibit F-3 to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class G Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class G Certificate without registration or qualification. Any Class G Certificateholder desiring to effect such a transfer shall, and upon acquisition of its Class G Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No service charge will be imposed for any registration of transfer or exchange of Class G Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class G Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Special Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class G Certificates;

however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  March 31, 1998

                                              NORWEST BANK MINNESOTA, NATIONAL
                                              ASSOCIATION
                                              as Certificate Registrar


                                              By:
                                                 -------------------------------
                                                     Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class G Certificates referred to in the within-mentioned Agreement.

                                             NORWEST BANK MINNESOTA, NATIONAL
                                             ASSOCIATION
                                             as Authenticating Agent


                                             By:
                                                --------------------------------
                                                     Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:______________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Dated:


                                           -------------------------------------
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

________________________________________________________________________________

     Distributions made by check (such check to be made payable to __________________________________) and all applicable statements and notices should be mailed to ____________________________________ .

     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                                  EXHIBIT A-12
                   CLASS H MORTGAGE PASS-THROUGH CERTIFICATE,

                               SERIES 1998-C1-CTL

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool of fixed rate mortgage loans (the "Mortgage Loans")secured by first liens on commercial properties, such pool being formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

Pass-Through                              Class Principal Balance of the Class H
Rate: 6.25%                               Certificates as of the Closing Date:
                                          $4,846,000

Date of Pooling and Servicing             Initial Certificate Principal Balance
Agreement: March 1, 1998                  of this Class H Certificate as of the
                                          Closing Date: $4,846,000

Closing Date: March 31, 1998              Aggregate Stated Principal
                                          Balance of the Mortgage Loans
                                          as of the Cut-Off Date:
                                          $646,080,530
First Distribution Date:
April 16, 1998

Master Servicer:                          Trustee:
GMAC Commercial Mortgage                  Norwest Bank Minnesota,
Corporation                               National Association

Special Servicer:                         CUSIP No. 589929 QR2
GMAC Commercial Mortgage Corporation

Certificate No. 1

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE UNDERWRITERS, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE,, THE MORTGAGE LOAN SELLER OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-PO, CLASS IO, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F AND CLASS G CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE PROHIBITED TRANSACTIONS RESTRICTIONS OF
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN); PROVIDED, THAT (a) SUCH A TRANSFER MAY BE MADE TO AN INSURANCE COMPANY GENERAL ACCOUNT IF (i) THIS CERTIFICATE IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER
SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), AND
(ii) THE CONDITIONS OF SECTIONS I, III AND IV OF PTE 95-60 ARE SATISFIED WITH RESPECT TO SUCH TRANSFER AND (b) SUCH A TRANSFER MAY BE MADE IF THE PROSPECTIVE TRANSFEREE PROVIDES THE CERTIFICATE REGISTRAR WITH A CERTIFICATION OF FACTS AND AN OPINION OF COUNSEL THAT ESTABLISH TO THE SATISFACTION OF THE CERTIFICATE REGISTRAR THAT SUCH TRANSFER WILL NOT RESULT IN A VIOLATION OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR RESULT IN THE IMPOSITION OF AN EXCISE TAX UNDER SECTION 4975 OF THE CODE. AS A CONDITION TO ITS REGISTRATION OF TRANSFER OF A CLASS H CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE TO EXECUTE A CERTIFICATION SUBSTANTIALLY IN THE FORM OF EXHIBIT G TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MARCH 31, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (AS DEFINED IN THE PROSPECTUS DATED FEBRUARY 25, 1998 AND THE PROSPECTUS SUPPLEMENT DATED MARCH 25, 1998 RELATING TO THIS CERTIFICATE) OF 0% AS SET FORTH IN SUCH PROSPECTUS SUPPLEMENT (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $________ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ___% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____________ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-PO, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F AND CLASS G CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that [___] is the registered owner of the Percentage Interest evidenced by this Class H Certificate (obtained by dividing the principal amount of this Class H Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class H Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class H Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest Bank Minnesota, National Association (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date") (provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the related Determination Date), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class H Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class H Certificate will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class H Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class H Certificates are exchangeable for new Class H Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class H Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of any Class H Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor or any of its affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit F-2 or Exhibit F-3 to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class G Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class H Certificate without registration or qualification. Any Class H Certificateholder desiring to effect such a transfer shall, and upon acquisition of its Class H Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No service charge will be imposed for any registration of transfer or exchange of Class H Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class H Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Special Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class H Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  March 31, 1998

                                            NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION
                                            as Certificate Registrar


                                            By:
                                               ---------------------------------
                                                  Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class H Certificates referred to in the within-mentioned Agreement.

                                            NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION
                                            as Authenticating Agent


                                            By:
                                               ---------------------------------
                                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:______________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Dated:


                                           -------------------------------------
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

________________________________________________________________________________

     Distributions made by check (such check to be made payable to __________________________________) and all applicable statements and notices should be mailed to ____________________________________ .

     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                                  EXHIBIT A-13

                   CLASS J MORTGAGE PASS-THROUGH CERTIFICATE,
                               SERIES 1998-C1-CTL

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool of fixed rate mortgage loans (the "Mortgage Loans")secured by first liens on commercial properties, such pool being formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

Pass-Through                             Class Principal Balance of the Class J
Rate:  6.25%                             Certificates as of the Closing Date:
                                         $1,615,000

Date of Pooling and Servicing            Initial Certificate Principal Balance
Agreement:  March 1, 1998                of this Class J Certificate as of the
                                         Closing Date:  $1,615,000

Closing Date:  March 31, 1998            Aggregate Stated Principal
                                         Balance of the Mortgage Loans
                                         as of the Cut-Off Date:
                                         $646,080,530
First Distribution Date:
April 16, 1998

Master Servicer:                         Trustee:
GMAC Commercial Mortgage Corporation     Norwest Bank Minnesota, Nationa
                                         Association

Special Servicer:                        CUSIP No. 589929 QS0
GMAC Commercial Mortgage
Corporation

Certificate No. 1

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE UNDERWRITERS, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE,, THE MORTGAGE LOAN SELLER OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-PO, CLASS IO, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G AND CLASS H CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE PROHIBITED TRANSACTIONS RESTRICTIONS OF
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN); PROVIDED, THAT (a) SUCH A TRANSFER MAY BE MADE TO AN INSURANCE COMPANY GENERAL ACCOUNT IF (i) THIS CERTIFICATE IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER
SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), AND
(ii) THE CONDITIONS OF SECTIONS I, III AND IV OF PTE 95-60 ARE SATISFIED WITH RESPECT TO SUCH TRANSFER AND (b) SUCH A TRANSFER MAY BE MADE IF THE PROSPECTIVE TRANSFEREE PROVIDES THE CERTIFICATE REGISTRAR WITH A CERTIFICATION OF FACTS AND AN OPINION OF COUNSEL THAT ESTABLISH TO THE SATISFACTION OF THE CERTIFICATE REGISTRAR THAT SUCH TRANSFER WILL NOT RESULT IN A VIOLATION OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR RESULT IN THE IMPOSITION OF AN EXCISE TAX UNDER SECTION 4975 OF THE CODE. AS A CONDITION TO ITS REGISTRATION OF TRANSFER OF A CLASS J CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE TO EXECUTE A CERTIFICATION SUBSTANTIALLY IN THE FORM OF EXHIBIT G TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MARCH 31, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (AS DEFINED IN THE PROSPECTUS DATED FEBRUARY 25, 1998 AND THE PROSPECTUS SUPPLEMENT DATED MARCH 25, 1998 RELATING TO THIS CERTIFICATE) OF 0% AS SET FORTH IN SUCH PROSPECTUS SUPPLEMENT (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $________ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ___% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____________ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-PO, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G AND CLASS H CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS K CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that [___] is the registered owner of the Percentage Interest evidenced by this Class J Certificate (obtained by dividing the principal amount of this Class J Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class J Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class J Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest Bank Minnesota, National Association (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date") (provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the related Determination Date), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class J Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class J Certificate will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class J Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class J Certificates are exchangeable for new Class J Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class J Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of any Class J Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor or any of its affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit F-2 or Exhibit F-3 to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class J Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class J Certificate without registration or qualification. Any Class J Certificateholder desiring to effect such a transfer shall, and upon acquisition of its Class J Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No service charge will be imposed for any registration of transfer or exchange of Class J Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class J Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Special Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class J Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  March 31, 1998

                                            NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION
                                            as Certificate Registrar


                                            By:
                                               ---------------------------------
                                                  Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class J Certificates referred to in the within-mentioned Agreement.

                                            NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION
                                            as Authenticating Agent


                                            By:
                                               ---------------------------------
                                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:______________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Dated:


                                           -------------------------------------
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

________________________________________________________________________________

     Distributions made by check (such check to be made payable to __________________________________) and all applicable statements and notices should be mailed to ____________________________________ .

     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                                  EXHIBIT A-14

                   CLASS K MORTGAGE PASS-THROUGH CERTIFICATE,
                               SERIES 1998-C1-CTL

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool of fixed rate mortgage loans (the "Mortgage Loans")secured by first liens on commercial properties, such pool being formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

Pass-Through                               Class Principal Balance of the Class
Rate:  6.25%                               K Certificates as of the Closing
                                           Date:  $6,461,530



Date of Pooling and Servicing              Initial Certificate Principal Balance
Agreement:  March 1, 1998                  of this Class K Certificate as of
                                           the Closing Date:  $6,461.530

Closing Date:  March 31, 1998              Aggregate Stated Principal
                                           Balance of the Mortgage Loans
                                           as of the Cut-Off Date:
                                           $646,080,530
First Distribution Date:
April 16, 1998

Master Servicer:                           Trustee:
GMAC Commercial Mortgage Corporation       Norwest Bank Minnesota, National
                                           Association

Special Servicer:                          CUSIP No. 589929 QT8
GMAC Commercial Mortgage Corporation

Certificate No. 1

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE UNDERWRITERS, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE,, THE MORTGAGE LOAN SELLER OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-PO, CLASS IO, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H AND CLASS J CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE PROHIBITED TRANSACTIONS RESTRICTIONS OF
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN); PROVIDED, THAT (a) SUCH A TRANSFER MAY BE MADE TO AN INSURANCE COMPANY GENERAL ACCOUNT IF (i) THIS CERTIFICATE IS ELIGIBLE FOR EXEMPTIVE RELIEF UNDER
SECTION III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), AND
(ii) THE CONDITIONS OF SECTIONS I, III AND IV OF PTE 95-60 ARE SATISFIED WITH RESPECT TO SUCH TRANSFER AND (b) SUCH A TRANSFER MAY BE MADE IF THE PROSPECTIVE TRANSFEREE PROVIDES THE CERTIFICATE REGISTRAR WITH A CERTIFICATION OF FACTS AND AN OPINION OF COUNSEL THAT ESTABLISH TO THE SATISFACTION OF THE CERTIFICATE REGISTRAR THAT SUCH TRANSFER WILL NOT RESULT IN A VIOLATION OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR RESULT IN THE IMPOSITION OF AN EXCISE TAX UNDER SECTION 4975 OF THE CODE. AS A CONDITION TO ITS REGISTRATION OF TRANSFER OF A CLASS K CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE TO EXECUTE A CERTIFICATION SUBSTANTIALLY IN THE FORM OF EXHIBIT G TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS MARCH 31, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT AN ASSUMED RATE OF PREPAYMENT USED SOLELY FOR THE PURPOSES OF APPLYING THE OID RULES TO THE CERTIFICATES EQUAL TO A CPR (AS DEFINED IN THE PROSPECTUS DATED FEBRUARY 25, 1998 AND THE PROSPECTUS SUPPLEMENT DATED MARCH 25, 1998 RELATING TO THIS CERTIFICATE) OF 0% AS SET FORTH IN SUCH PROSPECTUS SUPPLEMENT (THE "PREPAYMENT ASSUMPTION"), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $________ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ___% PER ANNUM, AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____________ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE EXACT METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

IF THE AGGREGATE CERTIFICATE PRINCIPAL BALANCE OF THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-PO, CLASS B, CLASS C, CLASS D, CLASS E, CLASS F, CLASS G, CLASS H AND CLASS J CERTIFICATES OF THE SAME SERIES IS REDUCED TO ZERO, DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. IN ADDITION, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE REDUCED BY CERTAIN LOSSES AND EXPENSES EXPERIENCED BY THE TRUST FUND AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE.

     This certifies that [___] is the registered owner of the Percentage Interest evidenced by this Class K Certificate (obtained by dividing the principal amount of this Class K Certificate (its "Certificate Principal Balance") as of the Closing Date by the aggregate principal amount of all the Class K Certificates (their "Class Principal Balance") as of the Closing Date) in that certain beneficial ownership interest evidenced by all the Class K Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest

Bank Minnesota, National Association (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date") (provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the related Determination Date), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of the Class K Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class K Certificate will be made by Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided the Paying Agent with wiring instructions no less than five Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent distributions) or otherwise by check mailed to the address of such Certificateholder as it appears in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate (determined without regard to any possible future reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate) will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to the Holder hereof of such final distribution. Also notwithstanding the foregoing, any distribution that may be made with respect to this Certificate in reimbursement of any Realized Loss or Additional Trust Fund Expense previously allocated to this Certificate, which reimbursement is to occur after the date on which this Certificate is surrendered as contemplated by the preceding sentence, will be made by check mailed to the address of the Holder that surrenders this Certificate as such address last appears in the Certificate Register or to any such other address of which the Trustee is subsequently notified in writing.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     Any distribution to the Holder of this Certificate in reduction of the Certificate Principal Balance hereof is binding on such Holder and all future Holders of this Certificate and any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such distribution is made upon this Certificate.

     The Class K Certificates are issuable in fully registered form only without coupons in minimum denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class K Certificates are exchangeable for new Class K Certificates in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class K Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

     No transfer of any Class K Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If such a transfer is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor or any of its affiliates), then the Certificate Registrar shall refuse to register such transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit F-2 or

Exhibit F-3 to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class K Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class K Certificate without registration or qualification. Any Class K Certificateholder desiring to effect such a transfer shall, and upon acquisition of its Class K Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No service charge will be imposed for any registration of transfer or exchange of Class K Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class K Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Special Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Class K Certificates;

however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  March 31, 1998

                                            NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION
                                            as Certificate Registrar


                                            By:
                                               ---------------------------------
                                                  Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class K Certificates referred to in the within-mentioned Agreement.

                                            NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION
                                            as Authenticating Agent


                                            By:
                                               ---------------------------------
                                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:______________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Dated:


                                           -------------------------------------
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

________________________________________________________________________________

     Distributions made by check (such check to be made payable to __________________________________) and all applicable statements and notices should be mailed to ____________________________________ .

     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                                  EXHIBIT A-15

                  CLASS R-I MORTGAGE PASS-THROUGH CERTIFICATE,
                               SERIES 1998-C1-CTL

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool of fixed rate mortgage loans (the "Mortgage Loans") secured by first liens on commercial properties, such pool being formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date of Pooling and Servicing               Percentage Interest evidenced by
Agreement:  March 1, 1998                   this Class R-I Certificate:  100%

Closing Date:  March 31, 1998               Aggregate Stated Principal
                                            Balance of the Mortgage Loans
                                            as of the Cut-Off Date: $646,080,530

First Distribution Date:
April 16, 1998

Master Servicer:                            Trustee:
GMAC Commercial Mortgage Corporation        Norwest Bank Minnesota,
                                            National Association

Special Servicer:
GMAC Commercial Mortgage Corporation

Certificate No. 1

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE UNDERWRITERS, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE,, THE MORTGAGE LOAN SELLER OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO ALL OF THE REMIC I REGULAR INTERESTS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE PROHIBITED TRANSACTIONS RESTRICTIONS OF
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN). AS A CONDITION TO ITS REGISTRATION OF TRANSFER OF A CLASS R-I CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE TO EXECUTE A CERTIFICATION SUBSTANTIALLY IN THE FORM OF EXHIBIT G TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX-RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

     This certifies that [___] is the registered owner of the Percentage Interest evidenced by this Class R-I Certificate (as specified above) in that certain beneficial ownership interest evidenced by all the Class R-I Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest Bank Minnesota, National Association (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date") (provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the related Determination Date), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to the Holders of the Class R-I Certificates on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class R-I Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address appear in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class R-I Certificates are issuable in fully registered form only without coupons, representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class R-I Certificates are exchangeable for new Class R-I Certificates as authorized in the Agreement evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-I Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated Transferee or Transferees.

     No Transfer of any Class R-I Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If a Transfer of any R-I Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor or any of its affiliates), then the Certificate Registrar shall refuse to register such Transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such Transfer substantially in the form attached as Exhibit F-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit F-2 or Exhibit F-3 to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such Transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class R-I Certificates under the

Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class R-I Certificate without registration or qualification. Any Class R-I Certificateholder desiring to effect such a Transfer shall, and upon acquisition of its Class R-I Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

     No Transfer of a Class R-I Certificate or any interest therein shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing the Class R-1 Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including, without limitation, any insurance company using assets in its general or separate account that may constitute assets of a Plan). As a condition to its registration of Transfer of a Class R-1 Certificate, the Certificate Registrar shall have the right to require the prospective Transferee of such Certificate to execute a certification substantially in the form of Exhibit G to the Agreement.

     Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Certificate Registrar under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Master Servicer, the Paying Agent and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee. In connection with any proposed Transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit H-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted

Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if a Responsible Officer of the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of this Certificate to such proposed Transferee shall be effected.

     Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest unless it provides to the Certificate Registrar a certificate substantially in the form attached as Exhibit H-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Master Servicer and the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

     The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Certificate Registrar and the Master Servicer the following: (a) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Certificate Registrar and the Master Servicer, to the effect that doing so will not cause the Trust Fund to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Class R-I Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Class R-I Certificate to a Person which is not a Permitted Transferee.

     A "Permitted Transferee" is any Transferee other than a "Disqualified Organization" or a "Non-United States Person". A "Disqualified Organization" is any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter I of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to it that the holding of an Ownership Interest in a Class R-I Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R-I Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

     A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income is includible in gross income for United States federal income tax purposes regardless of its source, or a trust if a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. fiduciaries have the authority to control all substantial decisions of the trust.

     No service charge will be imposed for any registration of transfer or exchange of Class R-I Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class R-I Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the

Special Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the Transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  March 31, 1998

                                            NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION
                                            as Certificate Registrar


                                            By:
                                               ---------------------------------
                                                  Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class R-I Certificates referred to in the within-mentioned Agreement.

                                            NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION
                                            as Authenticating Agent


                                            By:
                                               ---------------------------------
                                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:______________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Dated:


                                           -------------------------------------
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

________________________________________________________________________________

     Distributions made by check (such check to be made payable to __________________________________) and all applicable statements and notices should be mailed to ____________________________________ .

     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                                  EXHIBIT A-16
                  CLASS R-II MORTGAGE PASS-THROUGH CERTIFICATE,

                               SERIES 1998-C1-CTL

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool of fixed rate mortgage loans (the "Mortgage Loans") secured by first liens on commercial properties, such pool being formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date of Pooling and Servicing               Percentage Interest evidenced by
Agreement:  March 1, 1998                   this Class R-II Certificate:  100%

Closing Date:  March 31, 1998               Aggregate Stated Principal
                                            Balance of the Mortgage Loans
                                            as of the Cut-Off Date: $646,080,530

First Distribution Date:
April 16, 1998

Master Servicer:                            Trustee:
GMAC Commercial Mortgage Corporation        Norwest Bank Minnesota, National
                                             Association

Special Servicer:
GMAC Commercial Mortgage Corporation

Certificate No. 1

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE UNDERWRITERS, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE,, THE MORTGAGE LOAN SELLER OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO ALL OF THE REMIC II REGULAR INTERESTS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE PROHIBITED TRANSACTIONS RESTRICTIONS OF
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN). AS A CONDITION TO ITS REGISTRATION OF TRANSFER OF A CLASS R-II CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE TO EXECUTE A CERTIFICATION SUBSTANTIALLY IN THE FORM OF EXHIBIT G TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX-RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

     This certifies that [___] is the registered owner of the Percentage Interest evidenced by this Class R-II Certificate (obtained by dividing the principal amount of this Class R-II Certificate (as specified above) in that certain beneficial ownership interest evidenced by all the Class R-II Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation, (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest Bank Minnesota, National Association (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date")(provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the related Determination Date), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to the Holders of this Class R-II Certificate on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class R-II Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address appear in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class R-II Certificates are issuable in fully registered form only without coupons, representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class R-II Certificates are exchangeable for new Class R-II Certificates as authorized in the Agreement, evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-II Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated Transferee or Transferees.

     No Transfer of any Class R-II Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If a Transfer of any R-II Certificate is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor or any of its affiliates), then the Certificate Registrar shall refuse to register such Transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such Transfer substantially in the form attached as Exhibit F-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit F-2 or Exhibit F-3 to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such Transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class R-II Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class R-II Certificate without registration or qualification. Any Class R-II Certificateholder desiring to effect such a Transfer shall, and upon acquisition of its Class R-II Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

     No Transfer of a Class R-II Certificate or any interest therein shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing the Class R-II Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including, without rotation, any insurance company using assets in its general or separate account that may constitute assets of a Plan). As a condition to its registration of Transfer of a Class R-II Certificate, the Certificate Registrar shall have the right to require the prospective Transferee of such Certificate to execute a certification substantially in the form of Exhibit G to the Agreement.

     Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Certificate Registrar under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Master Servicer, the Paying Agent and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee. In connection with any proposed Transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit H-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if a Responsible Officer of the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in this Certificate to such proposed Transferee shall be effected.

     Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest unless it provides to the Certificate Registrar a certificate substantially in the form attached as Exhibit H-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Master Servicer and the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".

     The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Certificate Registrar and the Master Servicer the following: (a) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Certificate Registrar and the Master Servicer, to the effect that doing so will not cause the Trust Fund to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Class R-II Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Class R-II Certificate to a Person which is not a Permitted Transferee.

     A "Permitted Transferee" is any Transferee other than a "Disqualified Organization" or a "Non-United States Person". A "Disqualified Organization" is any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter I of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to it that the holding of an Ownership Interest in a Class R-II Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R-II Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

     A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income is includible in gross income for United States federal income tax purposes regardless of its source, or a trust if a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. fiduciaries have the authority to control all substantial decisions of the trust.

     No service charge will be imposed for any registration of transfer or exchange of Class R-II Certificates, but the Certificate Registrar may require payment of a but sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class R-II Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Special Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer and the Trustee, and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the Transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  March 31, 1998

                                            NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION
                                            as Certificate Registrar


                                            By:
                                               ---------------------------------
                                                  Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class R-II Certificates referred to in the within-mentioned Agreement.

                                            NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION
                                            as Authenticating Agent


                                            By:
                                               ---------------------------------
                                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:______________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Dated:


                                           -------------------------------------
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

________________________________________________________________________________

     Distributions made by check (such check to be made payable to __________________________________) and all applicable statements and notices should be mailed to ____________________________________ .

     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                                  EXHIBIT A-17
                 CLASS R-III MORTGAGE PASS-THROUGH CERTIFICATE,

                               SERIES 1998-C1-CTL

evidencing a beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool of fixed rate mortgage loans (the "Mortgage Loans") secured by first liens on commercial properties, such pool being formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date of Pooling and Servicing            Percentage Interest evidenced by this
Agreement:  March 1, 1998                Class R-III Certificate:  100%

Closing Date:  March 31, 1998            Aggregate Stated Principal
                                         Balance of the Mortgage Loans
                                         as of the Cut-Off Date: $646,080,530

First Distribution Date:
April 16, 1998

Master Servicer:                         Trustee:
GMAC Commercial Mortgage Corporation     Norwest Bank Minnesota, National
                                         Association

Special Servicer:
GMAC Commercial Mortgage Corporation

Certificate No. 1

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE UNDERWRITERS, THE MASTER SERVICER, THE SPECIAL SERVICER, THE TRUSTEE, THE MORTGAGE LOAN SELLER OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES OR ANY OTHER PERSON.

THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-PO, CLASS IO, CLASS B, CLASS C, CLASS D, CLASS_E, CLASS F, CLASS G, CLASS H, CLASS J AND CLASS K CERTIFICATES OF THE SAME SERIES TO THE EXTENT DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN MAY BE MADE (A) TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED, THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE PROHIBITED TRANSACTIONS RESTRICTIONS OF
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, A "PLAN"), OR (B) TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE OR SUCH INTEREST HEREIN ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN (INCLUDING, WITHOUT LIMITATION, ANY INSURANCE COMPANY USING ASSETS IN ITS GENERAL OR SEPARATE ACCOUNT THAT MAY CONSTITUTE "PLAN ASSETS" OF A
PLAN). AS A CONDITION TO ITS REGISTRATION OF TRANSFER OF A CLASS R-III CERTIFICATE, THE CERTIFICATE REGISTRAR SHALL HAVE THE RIGHT TO REQUIRE THE PROSPECTIVE TRANSFEREE OF SUCH CERTIFICATE TO EXECUTE A CERTIFICATION SUBSTANTIALLY IN THE FORM OF EXHIBIT G TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" (A "REMIC") AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. CONSEQUENTLY, TRANSFER OF THIS CERTIFICATE IS ALSO SUBJECT TO THE ADDITIONAL TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN. IF ANY PERSON BECOMES THE REGISTERED HOLDER OF THIS CERTIFICATE IN VIOLATION OF SUCH TRANSFER RESTRICTIONS, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER OR UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN,

INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

     This certifies that [___] is the registered owner of the Percentage Interest evidenced by this Class R-III Certificate (obtained by dividing the principal amount of this Class R-III Certificate (as specified above) in that certain beneficial ownership interest evidenced by all the Class R-III Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Master Servicer", which term includes any successor entity under the Agreement), GMAC Commercial Mortgage Corporation (in such capacity, hereinafter called the "Special Servicer", which term includes any successor entity under the Agreement), and Norwest Bank Minnesota, National Association (hereinafter called the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the respective meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, distributions will be made on the 15th day of each month or, if such 15th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date")(provided, however, that the Distribution Date will be no earlier than the fourth Business Day following the related Determination Date), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to the Holders of this Class R-III Certificate on the applicable Distribution Date pursuant to the Agreement. All distributions made under the Agreement on this Class R-III Certificate will be made by check mailed to the address of the Person entitled thereto, as such name and address appear in the Certificate Register. Notwithstanding the foregoing, the final distribution on this Certificate will be made in like manner, but only upon presentation and surrender of this Certificate at the offices of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

     The Certificates are limited in right of distribution to certain collections and recoveries respecting the Mortgage

Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Certificate Account, the Distribution Account and, if established, the REO Account may be made from time to time for purposes other than, and, in certain cases, prior to, distributions to Certificateholders, such purposes including the reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans and the payment of interest on such advances and expenses.

     The Class R-III Certificates are issuable in fully registered form only without coupons, representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Class R-III Certificates are exchangeable for new Class R-III Certificates as authorized in the Agreement evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     As provided in the Agreement and subject to certain limitations therein set forth, the Transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Certificate Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R-III Certificates in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated Transferee or Transferees.

     No Transfer of any Class R-III Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. If a Transfer of any R-II Certificate is to be without registration under the Securities Act (other than in connection with the initial issuance thereof or the initial transfer thereof by the Depositor or any of its affiliates), then the Certificate Registrar shall refuse to register such Transfer unless it receives either: (i) a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached as Exhibit F-1 to the Agreement, and a certificate from such Certificateholder's prospective transferee substantially in the form attached as either Exhibit F-2 or Exhibit F-3 to the Agreement; or (ii) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that such Transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Trust Fund or of the Depositor, the Master Servicer, the Special Servicer, the Trustee or the Certificate Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Certificateholder desiring to effect such transfer and/or such Certificateholder's prospective transferee on which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Certificate Registrar is obligated to register or qualify the Class R-III Certificates under the Securities Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of any Class R-III Certificate without registration or qualification. Any Class R-III Certificateholder desiring to effect such a Transfer shall, and upon acquisition of its Class R-III Certificate agrees to, indemnify the Trustee, the Certificate Registrar and the Depositor against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

     No Transfer of a Class R-III Certificate or any interest therein shall be made to (A) a Plan or (B) any Person who is directly or indirectly purchasing the Class R-III Certificate or interest therein on behalf of, as named fiduciary of, as trustee of, or with assets of a Plan (including, without rotation, any insurance company using assets in its general or separate account that may constitute assets of a Plan). As a condition to its registration of Transfer of a Class R-III Certificate, the Certificate Registrar shall have the right to require the prospective Transferee of such Certificate to execute a certification substantially in the form of Exhibit G to the Agreement.

     Each Person who has or who acquires any Ownership Interest in this Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 5.02(d) of the Agreement and, if any purported Transferee shall become a Holder of this Certificate in violation of the provisions of such Section 5.02(d), to have irrevocably authorized Norwest Bank Minnesota, National Association, as paying agent (the "Paying Agent"), under clause (ii)(A) of such Section 5.02(d) to deliver payments to a Person other than such Person and to have irrevocably authorized the Certificate Registrar under clause (ii)(B) of such Section 5.02(d) to negotiate the terms of any mandatory sale and to execute all instruments of Transfer and to do all other things necessary in connection with any such sale. Each Person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee and shall promptly notify the Master Servicer, the Paying Agent and the Certificate Registrar of any change or impending change in its status as a Permitted Transferee. In connection with any proposed Transfer of any Ownership Interest in this Certificate, the Certificate Registrar shall require delivery to it, and shall not register the Transfer of this Certificate until its receipt of, an affidavit and agreement substantially in the form attached as Exhibit H-1 to the Agreement (a "Transfer Affidavit and Agreement") from the proposed Transferee, in form and substance satisfactory to the Certificate Registrar, representing and warranting, among other things, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in this Certificate as a nominee, trustee or agent for any Person that is not a Permitted Transferee, that for so long as it retains its Ownership Interest in this Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of Section 5.02(d) of the Agreement and agrees to be bound by them. Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee, if a Responsible Officer of the Certificate Registrar has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of this Certificate to such proposed Transferee shall be effected.

     Each Person holding or acquiring any Ownership Interest in this Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest herein and (y) not to transfer its Ownership Interest unless it provides to the Certificate Registrar a certificate substantially in the form attached as Exhibit H-2 to the Agreement stating that, among other things, it has no actual knowledge that such other Person is not a Permitted Transferee. Each Person holding or acquiring an Ownership Interest in this Certificate, by purchasing such Ownership Interest herein, agrees to give the Master Servicer and the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring such Ownership Interest, if it is, or is holding such Ownership Interest on behalf of, a "pass-through interest holder".


     The provisions of Section 5.02(d) of the Agreement may be modified, added to or eliminated, provided that there shall have been delivered to the Certificate Registrar and the Master Servicer the following: (a) written confirmation from each Rating Agency to the effect that the modification of, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of any Class of Certificates; and (b) an Opinion of Counsel, in form and substance satisfactory to the Certificate Registrar and the Master Servicer, to the effect that doing so will not cause the Trust Fund to (x) cease to qualify as a REMIC or (y) be subject to an entity-level tax caused by the Transfer of any Class R-III Certificate to a Person which is not a Permitted Transferee, or cause a Person other than the prospective Transferee to be subject to a REMIC-related tax caused by the Transfer of a Class R-III Certificate to a Person which is not a Permitted Transferee.

     A "Permitted Transferee" is any Transferee other than a "Disqualified Organization" or a "Non-United States Person". A "Disqualified Organization" is any of (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit),
(ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter I of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and
(v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to it that the holding of an Ownership Interest in a Class R-III Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R-III Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

     A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income is includible in gross income for United States federal income tax purposes regardless of its source, or a trust if a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. fiduciaries have the authority to control all substantial decisions of the trust.

     No service charge will be imposed for any registration of transfer or exchange of Class R-III Certificates, but the Certificate Registrar may require payment of a but sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Class R-III Certificates.

     The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent and the Certificate Registrar and any agent of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Paying Agent, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

     The Trust Fund and the obligations created by the Agreement shall terminate upon distribution (or provision for distribution) to the Certificateholders of all amounts held by or on behalf of the Trustee and required to be distributed to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or REO Property remaining in the Trust Fund, and (ii) the purchase by the Master Servicer, the Special Servicer or the Depositor at a price determined as provided in the Agreement of all Mortgage Loans and each REO Property remaining in the Trust Fund. The Agreement permits, but does not require, the Master Servicer, the Special Servicer or the Depositor to purchase from the Trust Fund all Mortgage Loans and each REO Property remaining therein. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Pool at the time of purchase being less than 1% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-Off Date specified on the face hereof.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Special Servicer, the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Special Servicer and the Trustee with the consent of the Holders of Certificates entitled to at least 51% of the Voting Rights allocated to the affected Classes. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the Transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, including any amendment necessary to maintain the status of the Trust Fund (or designated portions thereof) as a REMIC, without the consent of the Holders of any of the Certificates.

     Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     The registered Holder hereof, by its acceptance hereof, agrees that it will look solely to the Trust Fund (to the extent of its rights therein) for distributions hereunder.

     This Certificate shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State, and the obligations, rights and remedies of the Holder hereof shall be determined in accordance with such laws.

     IN WITNESS WHEREOF, the Certificate Registrar has caused this Certificate to be duly executed.

Dated:  March 31, 1998

                                            NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION
                                            as Certificate Registrar


                                            By:
                                               ---------------------------------
                                                  Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class R-III Certificates referred to in the within-mentioned Agreement.

                                            NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION
                                            as Authenticating Agent


                                            By:
                                               ---------------------------------
                                                    Authorized Officer

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(please print or typewrite name and address including postal zip code of assignee)

the beneficial ownership interest in the Trust Fund evidenced by the within Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Certificate Registrar to issue a new Mortgage Pass-Through Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Mortgage Pass-Through Certificate to the following address:______________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Dated:


                                           -------------------------------------
                                           Signature by or on behalf of Assignor

                                           _____________________________________
                                           Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The Assignee should include the following for purposes of distribution:

     Distributions shall, if permitted, be made by wire transfer or otherwise, in immediately available funds, to _____________________________________________

________________________________________________________________________________

for the account of _____________________________________________________________

________________________________________________________________________________

     Distributions made by check (such check to be made payable to __________________________________) and all applicable statements and notices should be mailed to ____________________________________ .

     This information is provided by ______________________, the Assignee named above, or ______________, as its agent.

                                    EXHIBIT B


                                                      CTL MORTGAGE LOAN SCHEDULE

 CONTROL
 NUMBER  TENANT/GUARANTOR (IF APPLICABLE)             ADDRESS                              CITY                 STATE     ZIP
--------------------------------------------------------------------------------------------------------------------------------
    1    Allegheny Hospitals, Centennial              200 W. Lancaster Ave.                Wayne                  PA      19087
    2    Allegheny General Hospital                   420 East North St.                   Pittsburgh             PA      15212
    3    Allegheny General Hospital                   Federal St./W.N. Ave                 Pittsburgh             PA      15212
    4    Baptist Hospital, Inc.                       2011 Murphy                          Nashville              TN      37203
    5    Baptist Hospital, Inc.                       360 Wallace Rd.                      Nashville              TN      37211
    6    Circuit City Stores, Inc.                    1505 S. Colorado Blvd.               Denver                 CO      80210
    7    Circuit City Stores, Inc.                    6353 S. Semoran Blvd.                Orlando                FL      32801
    8    Circuit City Stores, Inc.                    1901 Okeechobee Blvd.                West Palm Beach        FL      33409
    9    Circuit City Stores, Inc.                    4483 US Route 14                     Crystal Lake           IL      60014
   10    Circuit City Stores, Inc.                    8405 E. Kellog St.                   Wichita                KS      67207
   11    Circuit City Stores, Inc.                    36300 Warren Rd                      Westland               MI      48185
   12    Circuit City Stores, Inc.                    4600 28th Street SE                  Kentwood               MI      49508
   13    Circuit City Stores, Inc.                    7230 Market St.                      Boardman               OH      44512
   14    Circuit City Stores, Inc.                    3475 William Penn HWY                Wilkins Township       PA      15146
   15    Circuit City Stores, Inc.                    3423 Clemson Blvd.                   Anderson               SC      29621
   16    Eckerd Corp.                                 414 Atlantic Blvd.                   Neptune Beach          FL      32266
   17    Federal Insurance Company                    12 Vreeland Rd.                      Florham Park           NJ      07932
   18    Fred Meyer, Inc.                             8955 S/E 82nd Ave.                   Portland               OR      97266
   19    Fred Meyer, Inc.                             16600 S/E McGillivray Blvd           Vancouver              WA      98683
   20    Fred Meyer, Inc.                             20901 Highway 410                    Bonny Lake             WA      98390
   21    Giant Food, Inc.                             11200 Main Street                    Fairfax                VA      22030
   24    Health Insurance Plan of
          Greater New York                            96-10 Metropolitan Ave.              Forest Hills           NY      11375
   25    Heilig-Meyers Company                        3215 Fairview Dr.                    Antioch                CA      94509
   26    Heilig-Meyers Company                        700 Sereno Drive                     Vallejo                CA      94589
   27    Heilig-Meyers Company                        5455 Mountainview Dr.                Redding                CA      96003
   28    Heilig-Meyers Company                        415 S. Roosevelt Ave.                Burlington             IA      52601
   29    Heilig-Meyers Company                        2514 Westdale Dr., SW                Cedar Rapids           IA      52404
   30    Heilig-Meyers Company                        150 John F. Kennedy Rd.              Dubuque                IA      52002
   31    Heilig-Meyers Company                        4141 Mirage Ridge                    Waterloo               IA      50701
   32    Heilig-Meyers Company                        1763 Filmore St.                     Twin Falls             ID      83301
   33    Heilig-Meyers Company                        6910 Fairview Ave                    Boise                  ID      83704
   34    Heilig-Meyers Company                        1900 52nd Ave.                       Moline                 IL      61265
   35    Heilig-Meyers Company                        255 South 36th Street                Quincy                 IL      62301
   36    Heilig-Meyers Company                        10530 Airline HWY                    Baton Rouge            LA      70816
   37    Heilig-Meyers Company                        1444 Grand Ave                       Billings               MT      59102


                                                      CTL MORTGAGE LOAN SCHEDULE

                                                                                                      SCHEDULED
 CONTROL        CUT-OFF DATE         MONTHLY     GROSS  REM                                         CONSTRUCTION       MATURITY
 NUMBER           BALANCE          PAYMENT (1)   RATE   TERM  BALLOON  DEFEASANCE    CONSTRUCTION    COMPLETION (2)      DATE
---------------------------------------------------------------------------------------------------------------------------------

    1           9,201,195.07        188,600.00  7.870%   235    No         Yes            No               -           10/10/2017
    2          35,340,415.71        678,614.86  7.030%   223    No         Yes            No               -           10/01/2016
    3          67,170,088.09      1,241,762.50  6.890%   255    No         Yes           Yes           8/31/1999       06/10/2019
    4          19,791,520.71        146,824.61  7.050%   274    No         Yes           Yes           8/31/1998       01/10/2021
    5           3,449,962.45         24,784.15  6.570%   263    No         Yes            No               -           02/10/2020
    6           6,888,745.84         58,630.00  8.610%   259    No         Yes            No               -           10/05/2019
    7          12,121,850.51         96,715.75  7.640%   252    No         Yes            No               -           03/05/2019
    8           7,091,819.77         56,583.00  7.640%   252    No         Yes            No               -           03/05/2019
    9           5,009,996.97         42,640.00  8.610%   259    No         Yes            No               -           10/05/2019
   10           5,732,592.69         48,790.00  8.610%   259    No         Yes            No               -           10/05/2019
   11           8,275,356.41         66,026.00  7.640%   252    No         Yes            No               -           03/05/2019
   12           5,661,718.21         45,172.75  7.640%   252    No         Yes            No               -           03/05/2019
   13           5,464,462.52         43,598.92  7.640%   252    No         Yes            No               -           03/05/2019
   14           9,557,521.11         76,255.92  7.640%   252    No         Yes            No               -           03/05/2019
   15           3,343,954.14         26,680.17  7.640%   252    No         Yes            No               -           03/05/2019
   16           1,876,468.15         14,836.40  7.190%   220    No         Yes            No               -           07/01/2016
   17          17,912,874.88        145,925.57  6.900%   172    No         Yes            No               -           07/01/2012
   18          18,109,169.54        142,072.50  7.730%   268    No         Yes            No               -           07/01/2020
   19          13,524,712.95        105,848.17  7.700%   268    No         Yes            No               -           07/01/2020
   20          13,386,705.68        104,768.08  7.700%   268    No         Yes            No               -           07/01/2020
   21           4,719,750.33         35,615.42  7.620%   291    No         Yes            No               -           06/01/2022
   24          15,309,448.71        114,840.86  8.350%   299    No         Yes            No               -           02/01/2023
   25           2,403,348.19         18,784.89  7.480%   257    No         Yes            No               -           08/10/2019
   26           1,229,460.85          9,609.63  7.480%   257    No         Yes            No               -           08/10/2019
   27           1,292,169.61         10,099.77  7.480%   257    No         Yes            No               -           08/10/2019
   28           3,175,950.15         24,823.65  7.480%   257    No         Yes            No               -           08/10/2019
   29           1,667,288.59         13,031.75  7.480%   257    No         Yes            No               -           08/10/2019
   30           1,498,986.70         11,716.28  7.480%   257    No         Yes            No               -           08/10/2019
   31           1,566,990.92         12,247.81  7.480%   257    No         Yes            No               -           08/10/2019
   32           1,268,563.31          9,915.26  7.480%   257    No         Yes            No               -           08/10/2019
   33           2,012,010.19         15,726.14  7.480%   257    No         Yes            No               -           08/10/2019
   34           1,615,316.60         12,625.53  7.480%   257    No         Yes            No               -           08/10/2019
   35           1,635,959.80         12,786.88  7.480%   257    No         Yes            No               -           08/10/2019
   36             800,156.51          6,254.13  7.480%   257    No         Yes            No               -           08/10/2019
   37             955,606.77          7,469.15  7.480%   257    No         Yes            No               -           08/10/2019


                                                      CTL MORTGAGE LOAN SCHEDULE

                                            INITIAL QUARTERLY                    CAPITALIZED                   MORTGAGE
 CONTROL          FEE/            LEASE     INTEREST RESERVE      ESCROW           INTEREST        SERVICING    LOAN
 NUMBER        LEASEHOLD          TYPE          DEPOSIT          DEPOSITS          RESERVE          FEES (3)    SELLER   SUBSERVICER
------------------------------------------------------------------------------------------------------------------------------------

    1             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
    2          Leasehold        Bondable                                                              0.040%     Daiwa       GMACCM
    3             Fee           Bondable      $771,336.53                       $7,029,458.64         0.040%     Daiwa       GMACCM
    4          Leasehold        Bondable                                        $3,730,567.35         0.040%     Daiwa       GMACCM
    5             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
    6             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
    7             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
    8             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
    9             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   10             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   11       Fee & Leasehold     Bondable                                                              0.040%     Daiwa       GMACCM
   12             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   13             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   14       Fee & Leasehold     Bondable                                                              0.040%     Daiwa       GMACCM
   15             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   16             Fee          Triple Net                                                             0.040%     Daiwa       GMACCM
   17             Fee          Triple Net                                                             0.040%     Daiwa       GMACCM
   18             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   19             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   20             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   21          Leasehold       Triple Net                                                             0.040%     Daiwa       GMACCM
   24             Fee          Double Net                        $916.67                              0.040%     Daiwa       GMACCM
   25             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   26             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   27             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   28             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   29             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   30             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   31             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   32             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   33             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   34             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   35             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   36             Fee           Bondable                                                              0.040%     Daiwa       GMACCM
   37             Fee           Bondable                                                              0.040%     Daiwa       GMACCM


                                                      CTL MORTGAGE LOAN SCHEDULE


 CONTROL
 NUMBER  TENANT/GUARANTOR (IF APPLICABLE)               ADDRESS                            CITY                       STATE    ZIP
------------------------------------------------------------------------------------------------------------------------------------

   38    Heilig-Meyers Company                          14255 SW Pacific HWY               Tigard                       OR     97224
   39    Heilig-Meyers Company                          201 Division Avenue                Eugene                       OR     97404
   40    Heilig-Meyers Company                          6101 Tualatin Valley Hwy           Hillsboro                    OR     97123
   41    Heilig-Meyers Company                          3540 Commercial St., SE            Salem                        OR     97302
   42    Heilig-Meyers Company                          7407 NE Vancouver Plaza            Vancouver                    WA     98662
   43    Heilig-Meyers Company                          7520 N Division St.                North Spokane                WA     99208
   44    Heilig-Meyers Company                          South 1807 First St.               Yakima                       WA     98901
   45    Home Depot U.S.A., Inc.                        7200 S. Cicero Avenue              Bedford Park                 IL     60629
   48    Kmart Corp.                                    310 Gardner Field Rd               Taft                         CA     93268
   49    Kmart Corp.                                    Orchard & Clara Aves.              Ukiah                        CA     95482
   50    Kmart Corp.                                    375 E. Allesandro Blvd.            Riverside                    CA     92508
   51    Kmart Corp.                                    33201 Van Dyke Ave.                Sterling Heights             MI     48312
   52    The Times Mirror Company                       23252 Moulton Pkwy.                Laguna Hills                 CA     92653
   53    County of Monroe                               50 West Main St.                   Rochester                    NY     14610
   54    Nine West Group, Inc.                          1111-1113 Westchester Ave.         White Plains                 NY     10604
   55    Northwestern Human Services, Inc.
    a    Northwestern Human Services, Inc.              35 East High Street                Philadelphia                 PA     19144
    b    Northwestern Human Services, Inc.              235-37 West Schoolhouse Lane       Philadelphia                 PA     19144
    c    Northwestern Human Services, Inc.              5701 Thomas Ave.                   Philadelphia                 PA     19143
    d    Northwestern Human Services, Inc.              3823 Garrett Road                  Upper Darby                  PA     19026
    e    Northwestern Human Services, Inc.              26 Red Rowan Lane                  Plymouth Meeting             PA     19462
    f    Northwestern Human Services, Inc.              1237 Tyson Street                  Philadelphia                 PA     19111
    g    Northwestern Human Services, Inc.              Road 2 Box 283R                    Sunbury                      PA     18360
    h    Northwestern Human Services, Inc.              Road 2 Box 396                     Sunbury                      PA     17801
    i    Northwestern Human Services, Inc.              9009 Cargill Lane                  Philadelphia                 PA     19115
    j    Northwestern Human Services, Inc.              17 North Wayne Street              Lewistown                    PA     17044
    k    Northwestern Human Services, Inc.              1616 Gregg Street                  Philadelphia                 PA     19115
   56    Northwestern Human Services, Inc.
    a    Northwestern Human Services, Inc.              9425 Stenton Ave                   Springfield Township         PA     19038
    b    Northwestern Human Services, Inc.              5126 Jack Road                     St. Thomas Township          PA     17252
    c    Northwestern Human Services, Inc.              620 Germantown Pike                White Marsh Township         PA     19444
    d    Northwestern Human Services, Inc.              1134 N. 64th Street                Philadelphia                 PA     19151
    e    Northwestern Human Services, Inc.              Box 9223, Route 209                Stroudsburg                  PA     18360
    f    Northwestern Human Services, Inc.              1700 Freeport Road                 Bethel                       PA     17046
    g    Northwestern Human Services, Inc.              1448 Karen Drive                   Harrisburg                   PA     17121
    h    Northwestern Human Services, Inc.              1676 Heilmandale Road              North Lebanon                PA     17046
    i    Northwestern Human Services, Inc.              7015 Ridge Avenue                  Philadelphia                 PA     19128
    j    Northwestern Human Services, Inc.              460 Cinnaminson Street             Philadelphia                 PA     19128


                                                      CTL MORTGAGE LOAN SCHEDULE


 CONTROL        CUT-OFF DATE       MONTHLY     GROSS  REM                                           CONSTRUCTION      MATURITY
 NUMBER            BALANCE       PAYMENT (1)   RATE   TERM  BALLOON   DEFEASANCE    CONSTRUCTION    COMPLETION (2)      DATE
--------------------------------------------------------------------------------------------------------------------------------

   38           1,691,867.24      13,223.86  7.480%   257     No         Yes            No               -           08/10/2019
   39           1,691,867.24      13,223.86  7.480%   257     No         Yes            No               -           08/10/2019
   40           1,691,867.24      13,223.86  7.480%   257     No         Yes            No               -           08/10/2019
   41           1,714,652.16      13,401.95  7.480%   257     No         Yes            No               -           08/10/2019
   42           1,636,373.05      12,790.11  7.480%   257     No         Yes            No               -           08/10/2019
   43           1,914,325.06      14,962.62  7.480%   257     No         Yes            No               -           08/10/2019
   44           1,229,619.50       9,610.87  7.480%   257     No         Yes            No               -           08/10/2019
   45          21,168,826.53     145,645.65  6.960%   235  Insured       Yes            No               -           10/10/2017
   48           5,386,097.27      40,895.14  7.810%   300     No         Yes            No               -           03/05/2023
   49           7,525,857.47      65,842.03  7.710%   207     No         Yes            No               -           06/05/2015
   50           3,046,791.84      23,514.43  7.800%   285     No         Yes            No               -           12/05/2021
   51           6,816,611.39      52,958.73  7.790%   279     No         Yes            No               -           06/05/2021
   52           3,578,054.58      28,145.02  6.630%   158     No         Yes            No               -           05/01/2011
   53          15,884,013.95     120,076.56  6.640%   246     No         Yes           Yes            9/1/1998       09/01/2018
   54          45,888,588.25     420,750.99  9.000%   228     No         Yes            No               -           03/01/2017
   55
    a             209,085.42       1,663.84  7.400%   115   Tenant       Yes            No               -           10/05/2007
    b           1,216,497.00       9,680.51  7.400%   115   Tenant       Yes            No               -           10/05/2007
    c             636,760.15       5,067.14  7.400%   115   Tenant       Yes            No               -           10/05/2007
    d             826,837.81       6,579.72  7.400%   115   Tenant       Yes            No               -           10/05/2007
    e             180,573.77       1,436.95  7.400%   115   Tenant       Yes            No               -           10/05/2007
    f             152,062.13       1,210.06  7.400%   115   Tenant       Yes            No               -           10/05/2007
    g             123,550.48         983.18  7.400%   115   Tenant       Yes            No               -           10/05/2007
    h             133,054.36       1,058.81  7.400%   115   Tenant       Yes            No               -           10/05/2007
    i             199,581.54       1,588.21  7.400%   115   Tenant       Yes            No               -           10/05/2007
    j              76,031.06         605.03  7.400%   115   Tenant       Yes            No               -           10/05/2007
    k             171,069.89       1,361.32  7.400%   115   Tenant       Yes            No               -           10/05/2007
   56
    a           3,378,049.84      27,277.22  7.460%   112   Tenant       Yes            No               -           07/05/2007
    b             159,519.02       1,288.09  7.460%   112   Tenant       Yes            No               -           07/05/2007
    c           4,607,284.64      37,203.10  7.460%   112   Tenant       Yes            No               -           07/05/2007
    d              75,067.77         606.16  7.460%   112   Tenant       Yes            No               -           07/05/2007
    e             215,819.85       1,742.71  7.460%   112   Tenant       Yes            No               -           07/05/2007
    f             159,519.02       1,288.09  7.460%   112   Tenant       Yes            No               -           07/05/2007
    g             131,368.60       1,060.78  7.460%   112   Tenant       Yes            No               -           07/05/2007
    h             159,519.02       1,288.09  7.460%   112   Tenant       Yes            No               -           07/05/2007
    i              75,067.77         606.16  7.460%   112   Tenant       Yes            No               -           07/05/2007
    j             140,752.08       1,136.55  7.460%   112   Tenant       Yes            No               -           07/05/2007


                                                      CTL MORTGAGE LOAN SCHEDULE


 CONTROL          FEE/             LEASE       INTEREST RESEREVE        ESCROW     INTEREST    SERVICING   LOAN
 NUMBER        LEASEHOLD            TYPE            DEPOSIT            DEPOSITS    RESERVE      FEES (3)  SELLER  SUBSERVICER
-------------------------------------------------------------------------------------------------------------------------------

   38             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   39             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   40             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   41             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   42             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   43             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   44             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   45             Fee            Double Net                           $305,561.70                0.040%   Daiwa     GMACCM
   48          Leasehold          Bondable                                                       0.040%   Daiwa     GMACCM
   49          Leasehold          Bondable                                                       0.040%   Daiwa     GMACCM
   50          Leasehold          Bondable                                                       0.040%   Daiwa     GMACCM
   51          Leasehold          Bondable                                                       0.040%   Daiwa     GMACCM
   52             Fee            Double Net                                                      0.040%   Daiwa     GMACCM
   53       Fee & Leasehold      Double Net                                                      0.040%   Daiwa     GMACCM
   54       Fee & Leasehold       Bondable                                                       0.040%   Daiwa     GMACCM
   55                             Bondable
    a             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    b             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    c             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    d             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    e             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    f             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    g             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    h             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    i             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    j             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    k             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   56                             Bondable
    a             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    b             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    c             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    d             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    e             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    f             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    g             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    h             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    i             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
    j             Fee             Bondable                                                       0.040%   Daiwa     GMACCM


                                                      CTL MORTGAGE LOAN SCHEDULE


 CONTROL
 NUMBER  TENANT/GUARANTOR (IF APPLICABLE)            ADDRESS                             CITY                        STATE    ZIP
-----------------------------------------------------------------------------------------------------------------------------------

    k    Northwestern Human Services, Inc.           9601 Hayden Street                  Philadelphia                 PA      19115
    l    Northwestern Human Services, Inc.           3890 Woodhaven Road                 Philadelphia                 PA      19154
    m    Northwestern Human Services, Inc.           5518 Pine Street                    Harrisburg                   PA      17109
    n    Northwestern Human Services, Inc.           15020 Worthington Road              Philadelphia                 PA      19116
    o    Northwestern Human Services, Inc.           1043 North 67th Street              Philadelphia                 PA      19151
    p    Northwestern Human Services, Inc.           8401 Rising Sun Ave.                Philadelphia                 PA      19111
    q    Northwestern Human Services, Inc.           Old Route 220 Rd. #2                Bedford Township             PA      15522
    r    Northwestern Human Services, Inc.           906 Bethlehem Pike                  Springfield Township         PA      19038
    s    Northwestern Human Services, Inc.           243 West Schoolhouse Lane           Philadelphia                 PA      19144
    t    Northwestern Human Services, Inc.           503 Market Street                   Sunbury                      PA      17801
    u    Northwestern Human Services, Inc.           920-22 North 19th Street            Philadelphia                 PA      19130
    v    Northwestern Human Services, Inc.           5542-44 Ridge Avenue                Philadelphia                 PA      19128
    w    Northwestern Human Services, Inc.           Route 3 Box 198a-2                  Rockefeller Township         PA      17801
    x    Northwestern Human Services, Inc.           314 E. Wister Street                Philadelphia                 PA      19144
    y    Northwestern Human Services, Inc.           6100 Newtown Ave.                   Philadelphia                 PA      19111
    z    Northwestern Human Services, Inc.           1 Sutherland Road                   Montclair                    NJ      08817
   aa    Northwestern Human Services, Inc.           25 Burnt Tavern Road                Millstone                    NJ      08510
   bb    Northwestern Human Services, Inc.           52 Beverly-Rancocas Road            Willingboro                  NJ      08046
   57    Northwestern Human Services, Inc.           Coal Township                       Northumberland               PA      17866
   58    Office Depot, Inc.                          7420-7444 Brook Park Rd.            Brooklyn                     OH      44134
   59    The Golub Corporation (Price
           Chopper)                                  101 Dunning Rd.                     Wallkill                     NY      10940
   60    The Golub Corporation (Price
           Chopper)                                  Lot 2, North Main St.               St. Albans                   VT      05478
   61    Q Clubs Inc.                                9800 West Atlantic Blvd.            Coral Springs                FL      33071
   62    Q Clubs Inc.                                700 Pine Island Rd.                 Plantation                   FL      33324
   64    Q Clubs Inc.                                3600 Emporium Circle                Mesquite                     TX      75150
   65    Q Clubs Inc.                                1375 East Campbell Rd.              Richardson                   TX      75081
   66    Q Clubs Inc.                                4600 W. Park Blvd.                  Plano                        TX      75093
   67    Q Clubs Inc.                                7300 W. Greens Rd                   Willow Brook                 TX      77064
   68    Rite Aid Corporation                        1175 Second Street                  Brentwood                    CA      94513
   69    Rite Aid Corporation                        8585 Elk Grove Blvd.                Elk Grove                    CA      95624
   70    Rite Aid Corporation                        1935 N Street                       Newman                       CA      95360
   74    Rite Aid Corporation                        1123 Donner Pass Road               Truckee                      CA      96161
   75    Rite Aid Corporation                        1271 Main St.                       Watertown                    CT      6795
   76    Rite Aid Corporation                        2809 E. Cleveland Blvd.             Caldwell                     ID      83605
   77    Rite Aid Corporation                        204 Park Ave.                       Carrolton                    KY      41008
   78    Rite Aid Corporation                        308 Parkway Dr.                     Salyersville                 KY      41465
   79    Rite Aid Corporation                        27050 John R. Road                  Madison Hgts.                MI      48091
   80    Rite Aid Corporation                        416 Daniel Webster HWY              Merrimack                    NH      03054


                                                      CTL MORTGAGE LOAN SCHEDULE


CONTROL        CUT-OFF DATE        MONTHLY    GROSS   REM                                         CONSTRUCTION       MATURITY
 NUMBER           BALANCE        PAYMENT (1)  RATE   TERM   BALLOON   DEFEASANCE  CONSTRUCTION    COMPLETION (2)       DATE
-------------------------------------------------------------------------------------------------------------------------------

    k             168,902.49       1,363.86  7.460%   112   Tenant       Yes            No               -           07/05/2007
    l             178,285.96       1,439.63  7.460%   112   Tenant       Yes            No               -           07/05/2007
    m             131,368.60       1,060.78  7.460%   112   Tenant       Yes            No               -           07/05/2007
    n             394,105.81       3,182.34  7.460%   112   Tenant       Yes            No               -           07/05/2007
    o              75,067.77         606.16  7.460%   112   Tenant       Yes            No               -           07/05/2007
    p             178,285.96       1,439.63  7.460%   112   Tenant       Yes            No               -           07/05/2007
    q             534,857.89       4,318.89  7.460%   112   Tenant       Yes            No               -           07/05/2007
    r           1,660,874.50      13,411.30  7.460%   112   Tenant       Yes            No               -           07/05/2007
    s             487,940.53       3,940.04  7.460%   112   Tenant       Yes            No               -           07/05/2007
    t             225,203.32       1,818.48  7.460%   112   Tenant       Yes            No               -           07/05/2007
    u             234,586.79       1,894.25  7.460%   112   Tenant       Yes            No               -           07/05/2007
    v             450,406.64       3,636.96  7.460%   112   Tenant       Yes            No               -           07/05/2007
    w             112,601.66         909.24  7.460%   112   Tenant       Yes            No               -           07/05/2007
    x             722,527.33       5,834.29  7.460%   112   Tenant       Yes            No               -           07/05/2007
    y              84,451.25         681.93  7.460%   112   Tenant       Yes            No               -           07/05/2007
    z             365,955.40       2,955.03  7.460%   112   Tenant       Yes            No               -           07/05/2007
   aa             319,038.04       2,576.18  7.460%   112   Tenant       Yes            No               -           07/05/2007
   bb             581,775.25       4,697.74  7.460%   112   Tenant       Yes            No               -           07/05/2007
   57          14,135,554.35     109,041.52  7.140%   135   Tenant       Yes           Yes           5/31/1999       06/05/2009
   58           4,488,420.74      34,768.82  8.818%   229     No         Yes            No               -           04/01/2017
   59           5,544,666.27      39,120.92  7.571%   282     No         Yes            No               -           09/01/2021
   60           6,067,932.30      43,956.25  7.950%   295     No         Yes            No               -           10/01/2022
   61           8,476,307.61      73,864.51  8.760%   250     No         Yes            No               -           01/10/2019
   62           8,217,471.25      71,608.95  8.760%   250     No         Yes            No               -           01/10/2019
   64           6,546,935.03      57,051.51  8.760%   250     No         Yes            No               -           01/10/2019
   65           7,017,113.02      61,148.75  8.760%   250     No         Yes            No               -           01/10/2019
   66           7,588,356.71      66,126.70  8.760%   250     No         Yes            No               -           01/10/2019
   67           5,841,894.12      50,907.62  8.760%   250     No         Yes            No               -           01/10/2019
   68           4,669,039.90      32,352.06  6.739%   261  Insured       Yes            No               -           12/10/2019
   69           4,072,992.28      28,222.01  6.739%   261  Insured       Yes            No               -           12/10/2019
   70           3,278,262.61      22,715.28  6.739%   261  Insured       Yes            No               -           12/10/2019
   74           3,377,603.64      23,403.62  6.739%   261  Insured       Yes            No               -           12/10/2019
   75           2,880,897.05      19,961.91  6.739%   261  Insured       Yes            No               -           12/10/2019
   76           3,973,651.25      27,533.67  6.739%   261  Insured       Yes            No               -           12/10/2019
   77           2,284,849.43      15,831.86  6.739%   261  Insured       Yes            No               -           12/10/2019
   78           2,066,298.88      14,317.51  6.739%   261  Insured       Yes            No               -           12/10/2019
   79           2,831,226.53      19,617.74  6.739%   261  Insured       Yes            No               -           12/10/2019
   80           2,036,495.42      14,111.00  6.739%   261  Insured       Yes            No               -           12/10/2019


                                                      CTL MORTGAGE LOAN SCHEDULE


 CONTROL          FEE/             LEASE       INTEREST RESEREVE       ESCROW     INTEREST    SERVICING   LOAN
 NUMBER        LEASEHOLD            TYPE            DEPOSIT           DEPOSITS    RESERVE      FEES (3)  SELLER  SUBSERVICER
----------------------------------------------------------------------------------------------------------------------------

    k             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    l             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    m             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    n             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    o             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    p             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    q             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    r             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    s             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    t             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    u             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    v             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    w             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    x             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    y             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
    z             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   aa             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   bb             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   57             Fee             Bondable                                      $1,266,198.16   0.040%   Daiwa     GMACCM
   58             Fee            Double Net                         $12,395.45                  0.040%   Daiwa     GMACCM
   59             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   60             Fee            Triple Net                         $44,767.89                  0.040%   Daiwa     GMACCM
   61             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   62             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   64             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   65             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   66             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   67             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   68             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   69             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   70             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   74             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   75             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   76       Fee & Leasehold       Bondable                                                      0.040%   Daiwa     GMACCM
   77       Fee & Leasehold       Bondable                                                      0.040%   Daiwa     GMACCM
   78       Fee & Leasehold       Bondable                                                      0.040%   Daiwa     GMACCM
   79             Fee             Bondable                                                      0.040%   Daiwa     GMACCM
   80             Fee             Bondable                                                      0.040%   Daiwa     GMACCM


                                                     CTL MORTGAGE LOAN SCHEDULE

CONTROL
 NUMBER  TENANT/GUARANTOR (IF APPLICABLE)             ADDRESS                          CITY                  STATE     ZIP
----------------------------------------------------------------------------------------------------------------------------

   81    Rite Aid Corporation                         86 Elm St.                       Milford                 NH      03055
   82    Rite Aid Corporation                         160 Washington Ave.              Carteret                NJ      07008
   83    Rite Aid Corporation                         8530 W. Lake Mead Blvd.          Las Vegas               NV      89128
   84    Rite Aid Corporation                         400 Suffolk Ave.                 Brentwood               NY      11717
   85    Rite Aid Corporation                         2532-54 86th St.                 Brooklyn                NY      11214
   86    Rite Aid Corporation                         Rt 9 W & Cauterskill             Catskill                NY      12414
   87    Rite Aid Corporation                         SEC Rt 9 & 11                    Champlain               NY      12919
   88    Rite Aid Corporation                         2 Central Ave.                   Ravena                  NY      12143
   89    Rite Aid Corporation                         E. 71st & Harvard                Cleveland               OH      44105
   90    Rite Aid Corporation                         Salem &  Grand Ave.              Dayton                  OH      45406
   91    Rite Aid Corporation                         34321 Center Ridge Road          N. Ridgeville           OH      44039
   92    Rite Aid Corporation                         27299 Chagrin Boulevard          Woodmere                OH      44122
   93    Rite Aid Corporation                         90 "B" Avenue                    Lake Oswego             OR      97034
   94    Rite Aid Corporation                         435 Liberty St, N.E.             Salem                   OR      97301
   95    Rite Aid Corporation                         5100 Library Road                Bethel Park             PA      15102
   96    Rite Aid Corporation                         5400 Rising Sun Avenue           Philadelphia            PA      19120
   97    Rite Aid Corporation                         507 W. Elk Ave.                  Elizbethton             TN      37643
   98    Rite Aid Corporation                         3460 S. 5600 West                West Valley             UT      84120
   99    Rite Aid Corporation                         2917 Brandon Ave, S.W.           Roanoke                 VA      24015
   100   Rite Aid Corporation                         1500 W Beverly St.               Staunton                VA      24401
   101   Rite Aid Corporation                         1660 Independence Blvd.          Virginia Beach          VA      23455
   102   Rite Aid Corporation                         9 Susie Wilson Rd.               Essex Junction          VT      05451
   103   Rite Aid Corporation                         US Rt 7                          Middlebury              VT      05753
   104   Rite Aid Corporation                         700 S. Main Street               Ellensburg              WA      98926
   105   Rite Aid Corporation                         1630 Grand Ave.                  Pullman                 WA      99163
   106   Rite Aid Corporation                         5606 Summitview Ave.             Yakima                  WA      98908
   107   Rite Aid Corporation                         3175 W. DuPont Ave               Belle                   WV      25015
   108   Rite Aid Corporation                         4580 Liberty Ave.                Vermilion               OH      44089
   109   Rite Aid Corporation                         939 US 31 South                  Traverse City           MI      49684
   110   Rite Aid Corporation                         5 Saco Ave.                      Old Orchard Beach       ME      04064
   111   Rite Aid Corporation                         10-20 West Main Street           Landsdale               PA      19446
   112   Rite Aid Corporation                         1936 Van Vranken Ave.            Schenectady             NY      12308
   113   Time Warner Entertainment, L.P.              US Highway 92                    Auburndale              FL      33610

----------

(1)  Control Numbers 1, 2, and 3 are quarterly-pay loans.

(2) The date upon which construction is scheduled to be completed pursuant to the terms of the Credit Lease and related documents.

(3)  Servicing Fees include Primary and Master Servicing.


                                                     CTL MORTGAGE LOAN SCHEDULE


 CONTROL      CUT-OFF DATE        MONTHLY    GROSS   REM                                          CONSTRUCTION      MATURITY
 NUMBER          BALANCE        PAYMENT (1)  RATE   TERM  BALLOON    DEFEASANCE   CONSTRUCTION    COMPLETION (2)       DATE
------------------------------------------------------------------------------------------------------------------------------

   81          2,334,519.95      16,176.03  6.739%   261  Insured       Yes            No               -           12/10/2019
   82          4,271,674.34      29,598.69  6.739%   261  Insured       Yes            No               -           12/10/2019
   83          4,967,062.98      34,417.08  6.739%   261  Insured       Yes            No               -           12/10/2019
   84          3,576,285.69      24,780.30  6.739%   261  Insured       Yes            No               -           12/10/2019
   85          3,079,579.11      21,338.59  6.739%   261  Insured       Yes            No               -           12/10/2019
   86          2,433,860.98      16,864.37  6.739%   261  Insured       Yes            No               -           12/10/2019
   87          1,887,483.88      13,078.49  6.739%   261  Insured       Yes            No               -           12/10/2019
   88          2,086,167.38      14,455.18  6.739%   261  Insured       Yes            No               -           12/10/2019
   89          2,607,708.50      18,068.97  6.739%   261  Insured       Yes            No               -           12/10/2019
   90          2,731,885.51      18,929.40  6.739%   261  Insured       Yes            No               -           12/10/2019
   91          2,607,708.50      18,068.97  6.739%   261  Insured       Yes            No               -           12/10/2019
   92          3,029,908.59      20,994.42  6.739%   261  Insured       Yes            No               -           12/10/2019
   93          2,384,190.46      16,520.20  6.739%   261  Insured       Yes            No               -           12/10/2019
   94          6,059,817.18      41,988.84  6.739%   261  Insured       Yes            No               -           12/10/2019
   95          2,627,576.99      18,206.64  6.739%   261  Insured       Yes            No               -           12/10/2019
   96          2,548,103.02      17,655.96  6.739%   261  Insured       Yes            No               -           12/10/2019
   97          1,927,220.86      13,353.83  6.739%   261  Insured       Yes            No               -           12/10/2019
   98          3,377,603.64      23,403.62  6.739%   261  Insured       Yes            No               -           12/10/2019
   99          2,582,872.52      17,896.88  6.739%   261  Insured       Yes            No               -           12/10/2019
   100         2,384,190.46      16,520.20  6.739%   261  Insured       Yes            No               -           12/10/2019
   101         2,880,897.05      19,961.91  6.739%   261  Insured       Yes            No               -           12/10/2019
   102         1,907,352.37      13,216.16  6.739%   261  Insured       Yes            No               -           12/10/2019
   103         1,639,131.30      11,357.64  6.739%   261  Insured       Yes            No               -           12/10/2019
   104         3,377,603.64      23,403.62  6.739%   261  Insured       Yes            No               -           12/10/2019
   105         2,582,872.52      17,896.88  6.739%   261  Insured       Yes            No               -           12/10/2019
   106         4,172,333.31      28,910.35  6.739%   261  Insured       Yes            No               -           12/10/2019
   107         1,241,765.75       8,604.27  6.739%   261  Insured       Yes            No               -           12/10/2019
   108         1,689,673.43      12,779.46  7.050%   256     No         Yes            No               -           07/10/2019
   109         1,575,114.51      12,880.08  7.253%   223     No         No             No               -           10/10/2016
   110         1,826,132.74      15,271.75  7.620%   225     No         Yes            No               -           12/01/2016
   111         2,688,537.94      19,803.55  7.670%   238     No         Yes            No               -           01/01/2018
   112         1,681,245.78      13,476.46  7.740%   254     No         Yes            No               -           05/10/2019
   113         3,055,623.03      28,169.58  7.360%   180     No         Yes           Yes            4/1/1998       03/10/2013

                                                     CTL MORTGAGE LOAN SCHEDULE

 CONTROL          FEE/             LEASE       INTEREST RESERVE        ESCROW     INTEREST    SERVICING  LOAN
 NUMBER        LEASEHOLD            TYPE            DEPOSIT            DEPOSITS    RESERVE      FEES (3)  SELLER  SUBSERVICER
------------------------------------------------------------------------------------------------------------------------------

   81             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   82             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   83             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   84             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   85             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   86             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   87             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   88             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   89             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   90       Fee & Leasehold       Bondable                                                       0.040%   Daiwa     GMACCM
   91       Fee & Leasehold       Bondable                                                       0.040%   Daiwa     GMACCM
   92       Fee & Leasehold       Bondable                                                       0.040%   Daiwa     GMACCM
   93             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   94             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   95             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   96             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   97       Fee & Leasehold       Bondable                                                       0.040%   Daiwa     GMACCM
   98             Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   99       Fee & Leasehold       Bondable                                                       0.040%   Daiwa     GMACCM
   100      Fee & Leasehold       Bondable                                                       0.040%   Daiwa     GMACCM
   101            Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   102            Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   103            Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   104            Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   105            Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   106            Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   107            Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   108            Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   109            Fee            Double Net                          $2,236.28                   0.040%   Daiwa     GMACCM
   110            Fee            Double Net                          $2,580.20                   0.040%   Daiwa     GMACCM
   111            Fee            Triple Net                                                      0.040%   Daiwa     GMACCM
   112            Fee             Bondable                                                       0.040%   Daiwa     GMACCM
   113            Fee             Bondable                                        $19,061.91     0.040%   Daiwa     GMACCM

                                    EXHIBIT C


              FORM OF SCHEDULE OF EXCEPTIONS TO MORTGAGE FILE DELIVERY

                                MLMI 1998-C1-CTL



    Control       Borrower       Document       Document        Exception
      No.           Name            ID           Status        Description
    -------       --------       --------       --------       -----------

                                   EXHIBIT D-1

                 FORM OF MASTER SERVICER REQUEST FOR RELEASE



                                                           ____________, 199_


Norwest Bank Minnesota, N.A.
3 New York Plaza, 15th Floor
New York, New York  10004
Attn:  Corporate Trust Services (CMBS)

          Re: MLMI Series 1998-C1-CTL
              -------------------------------

Ladies and Gentlemen:

     In connection with the administration of the Mortgage Files held by you as Custodian under a certain Pooling and Servicing Agreement dated as of March 1, 1998 (the "Pooling and Servicing Agreement"), by and among Merrill Lynch Mortgage Investors, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer, GMAC Commercial Mortgage Corporation, as Special Servicer, and you, as Custodian, the undersigned hereby requests a release of the Mortgage File (or the portion thereof specified below) held by you with respect to the following described Mortgage Loan for the reason indicated below.



Mortgagor's Name:



Address:



Loan No.:



If only particular documents in the Mortgage File are requested, please specify which:



Reason for requesting file (or portion thereof):



___________ 1. Mortgage Loan paid in full.


                                     D-1-1

                     The Master Servicer hereby certifies that all amounts received in connection with the Mortgage Loan that are required to be credited to the Certificate Account pursuant to the Pooling and Servicing Agreement, have been or will be so credited.



___________ 2. Other. (Describe)



     The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless the Mortgage Loan has been paid in full, in which case the Mortgage File (or such portion thereof) will be retained by us permanently.

     Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.



                                      GMAC Commercial Mortgage Corporation
                                      as Master Servicer


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                     D-1-2

                                   EXHIBIT D-2

                 FORM OF SPECIAL SERVICER REQUEST FOR RELEASE



                                                           ____________, 199_


Norwest Bank Minnesota, N.A.
3 New York Plaza, 15th Floor
New York, New York 10004
Attn:  Corporate Trust Services (CMBS)

          Re:  MLMI Series 1998-C1-CTL
               --------------------------------

Ladies and Gentlemen:

     In connection with the administration of the Mortgage Files held by you as Custodian under a certain Pooling and Servicing Agreement dated as of March 1, 1998 (the "Pooling and Servicing Agreement"), by and among Merrill Lynch Mortgage Investors, Inc., as depositor, GMAC Commercial Mortgage Corporation, as Master Servicer and GMAC Commercial Mortgage Corporation, as Special Servicer, and you, as Custodian, the undersigned hereby requests a release of the Mortgage File (or the portion thereof specified below) held by you with respect to the following described Mortgage Loan for the reason indicated below.



Mortgagor's Name:



Address:



Loan No.:



If only particular documents in the Mortgage File are requested, please specify which:


                                     D-2-1

Reason for requesting file (or portion thereof):



___________ 1. The Mortgage Loan is being foreclosed.



___________ 2. Other. (Describe)



     The undersigned acknowledges that the above Mortgage File (or requested portion thereof) will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned to you or your designee within ten (10) days of our receipt thereof, unless the Mortgage Loan is being foreclosed, in which case the Mortgage File (or such portion thereof) will be returned when no longer required by us for such purpose.

     Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.



                                      GMAC Commercial Mortgage Loan Corporation, as Special Servicer


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                     D-2-2

                                   EXHIBIT E-1


                                   [RESERVED]







                                     E-1-1

                                   EXHIBIT F-1

                         FORM OF TRANSFEROR CERTIFICATE



                                                     _______________ __, 199_


Norwest Bank Minnesota, N.A.
Norwest Center
Sixth and Marquette
Minneapolis, Minnesota  55479-0113
Attn:  Corporate Trust Services (CMBS)

            Re: Merrill Lynch Mortgage Investors, Inc., Mortgage
                Pass-Through Certificates, Series 1998-C1-CTL
                (the "Certificates")
                ---------------------------------------------------

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________ (the "Transferor") to _______________________ (the
"Transferee") of a Certificate (the "Transferred Certificate") [having an initial principal balance as of March 30, 1998 (the "Closing Date") of $_____________] [evidencing a __% percentage interest in the Class to which it belongs]. The Certificates were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 1998, among Merrill Lynch Mortgage Investors, Inc., as depositor, GMAC Commercial Mortgage Corporation, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, and Norwest Bank Minnesota, National Association, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Certificate Registrar, that:

          1. The Transferor is the lawful owner of the Transferred Certificate with the full right to transfer such Certificate free from any and all claims and encumbrances whatsoever.

          2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accepted a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar


                                     F-1-1
     security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, which (in the case of any of the acts described in clauses
     (a) through (e) hereof) would constitute a distribution of any Certificate under the Securities Act of 1933, as amended (the "Securities Act"), or would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities laws, or would require registration or qualification of any Certificate pursuant to the Securities Act or any state securities laws.


                                          Very truly yours,


                                          ______________________________________
                                          (Transferor)



                                          By:
                                              ----------------------------------
                                              Name:  ________________________
                                              Title: ________________________


                                     F-1-2

                                   EXHIBIT F-2

                         FORM OF TRANSFEREE CERTIFICATE
                                    FOR QIBs



                                                   _________________ __, 199_


Norwest Bank Minnesota, N.A.
Norwest Center
Sixth and Marquette
Minneapolis, Minnesota  55479-0113
Attn:  Corporate Trust Services (CMBS)


            Re:  Merrill Lynch Mortgage Investors, Inc., Mortgage
                 Pass-Through Certificates, Series 1998-C1-CTL
                 (the "Certificates")
                 -------------------------------------------------

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________ (the "Transferor") to _______________________ (the
"Transferee") of a Certificate (the "Transferred Certificate") [having an initial principal balance as of March 30, 1998 (the "Closing Date") of $_____________] [evidencing a __% percentage interest in the Class to which it belongs]. The Certificates were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 1998, among Merrill Lynch Mortgage Investors, Inc., as depositor, GMAC Commercial Mortgage Corporation, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, and Norwest Bank Minnesota, National Association, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

          1. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificate for its own account or for the account of a qualified institutional buyer, and understands that such Certificate may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own


                                     F-2-1
     account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

          2. The Transferee has been furnished with all information regarding
     (a) the Certificates and distributions thereon, (b) the nature, performance and servicing of the Mortgage Loans, (c) the Pooling and Servicing Agreement, and (d) any credit enhancement mechanism associated with the Certificates, that it has requested.

          3. If the Transferee is proposing that the Certificates being acquired should be registered in the name of a nominee, such nominee's name is specified hereafter and the Transferee has caused the execution of the Nominee Acknowledgment below.


                  Nominee (if any): _____________________________



                                          Very truly yours,



                                          ______________________________________
                                          (Transferee)





                                          By:
                                              ----------------------------------
                                              Name:  ________________________
                                              Title: ________________________



                             NOMINEE ACKNOWLEDGMENT

     The undersigned hereby acknowledges and confirms that the Certificate referred to in this Transferee Certificate that are to be registered in its name are and shall be held solely for the benefit of the above Transferee.



                                          By:
                                              ----------------------------------
                                              Name:  ________________________
                                              Title: ________________________


                                     F-2-2

                                                          ANNEX 1 TO EXHIBIT F-2


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

     The undersigned hereby certifies to [name of Transferor] (the "Transferor") and Norwest Bank Minnesota, National Association, as Certificate Registrar, with respect to the mortgage pass-through certificate being transferred (the "Transferred Certificate") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex as follows:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificate (the "Transferee").

     2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended because (i) the Transferee owned and/or invested on a discretionary basis $___________ / $___________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) [The Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, the Transferee must own and/or invest on, a discretionary basis at least $10,000,000 in securities or is acting in a riskless principal transaction on behalf of a qualified institutional investor.] and (ii) the Transferee satisfies the criteria in the category marked below.

     o Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

     o Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. bank, and not more than 18 months


                                     F-2-3
          preceding such date of sale for a foreign bank or equivalent institution.

     o Savings and Loan. The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Certificate in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

     o    Broker-dealer. The Transferee is a dealer registered pursuant to
          Section 15 of the Securities Exchange Act of 1934.

     o Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

     o State or Local Plan. The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     o ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

     o Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

     o Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
          (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________


                                     F-2-4

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

     5. The Transferee acknowledges that it is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

        ___            __         Will the Transferee be purchasing the
        Yes            No         Transferred Certificate only for the
                                  Transferee's own account?


     6. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

     7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and


                                     F-2-5
conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificate will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.



                                          ______________________________________
                                          Print Name of Transferee


                                          By:
                                              ----------------------------------
                                              Name:  _______________________
                                              Title: _______________________
                                                     _______________________

                                              Date:  _______________________


                                     F-2-6

                                                          ANNEX 2 TO EXHIBIT F-2


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees That Are Registered Investment Companies]

     The undersigned hereby certifies to [name of Transferor] (the "Transferor") and Norwest Bank Minnesota, National Association, as Certificate Registrar, with respect to the mortgage pass-through certificate being transferred (the "Transferred Certificate") as described in the Transferee Certificate to which this certification relates and to which this certification is an Annex as follows:

     1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificate (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

     2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

     o The Transferee owned and/or invested on a discretionary basis $_______ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     o The Transferee is part of a Family of Investment Companies which owned in the aggregate $_______ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).


                                     F-2-7

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

     5. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

     6. The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

        ___           __         Will the Transferee be purchasing the
        Yes           No         Transferred Certificate only for the
                                 Transferee's own account?


     7. If the answer to the foregoing question is "no", then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of


                                     F-2-8

Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.


              [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                     F-2-9

     8. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificate will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                          ______________________________________


                                          ______________________________________
                                          Print Name of Transferee or Adviser



                                          By:
                                              ----------------------------------
                                              Name:  ____________________
                                              Title: ____________________



                                          IF AN ADVISER:


                                          ______________________________________
                                          Print Name of Transferee

                                          Date: ________________________________


                                     F-2-10

                                   EXHIBIT F-3

                         FORM OF TRANSFEREE CERTIFICATE
                                  FOR non-QIBs

                                                   ______ __, 199_

Norwest Bank Minnesota, N.A.
Norwest Center
Sixth and Marquette
Minneapolis, Minnesota  55479-0113
Attn:  Corporate Trust Services (CMBS)

            Re: Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificate, Series 1998-C1-CTL,
                  (the "Certificates")
                  ------------------------------------------------

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________ (the "Transferor") to _______________________ (the
"Transferee") of a Certificate (the "Transferred Certificate") [having an initial principal balance as of March 30, 1998 (the "Closing Date") of $_____________] [evidencing a __% percentage interest in the Class to which it belongs]. The Certificates were issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 1998, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, and Norwest Bank Minnesota, National Association. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you, as Certificate Registrar, that:

     1. The Transferee is acquiring the Transferred Certificate for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws.

     2. The Transferee understands that (a) the Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Certificates and (c) the Certificates may not be resold or transferred unless they are (i) registered pursuant to the Securities Act and registered or


                                     F-3-1
qualified pursuant to any applicable state securities laws or (ii) sold or transferred in transactions which are exempt from such registration and qualification and the Certificate Registrar has received either (A) certifications from both the Transferor and the Transferee (substantially in the forms attached to the Pooling and Servicing Agreement) setting forth the facts surrounding the transfer or (B) an opinion of counsel satisfactory to the Certificate Registrar with respect to the availability of such exemption, together with copies of the certification(s) from the Transferor and/or Transferee setting forth the facts surrounding the transfer upon which such opinion is based.

     3. The Transferee understands that it may not sell or otherwise transfer any portion of its interest in the Transferred Certificate except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificate will bear legends substantially to the following effect:

     THE CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                                     - AND -

     NO TRANSFER OF THIS CERTIFICATE TO AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR TO ANY PERSON WHO IS DIRECTLY OR INDIRECTLY PURCHASING THIS CERTIFICATE ON BEHALF OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF ANY SUCH EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, WILL BE REGISTERED EXCEPT IN COMPLIANCE WITH THE PROCEDURES DESCRIBED HEREIN.

     4. Neither the Transferee nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would

                                     F-3-2
constitute a distribution of any Certificate under the Securities Act, would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of any Certificate pursuant thereto. The Transferee will not act, nor has it authorized or will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to any Certificate.

     5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Certificates and distributions thereon, (c) the Pooling and Servicing Agreement, and (d) all related matters, that it has requested.

     6. The Transferee is an "accredited investor" as defined in Rule 501(a)(1),
(2), (3), (7) or (8) under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

     7. If the Transferee is proposing that the Certificates being acquired should be registered in the name of a nominee, such nominee's name is specified hereafter and the Transferee has caused the execution of the Nominee Acknowledgment below.

            Nominee (if any): _____________________________


                                          Very truly yours,


                                          ------------------------------
                                          (Transferee)

                                          By:___________________________
                                          Name:_________________________
                                          Title:________________________


                             Nominee Acknowledgment

     The undersigned hereby acknowledges and confirms that the Certificate referred to in this Transferee Certificate that are to be registered in its name are and shall be held solely for the benefit of the above Transferee.


                                          By: _________________________
                                               Name:
                                               Title:

                                     F-3-3

                                    EXHIBIT G

                            FORM OF TRANSFEREE LETTER
                   FOR TRANSFERS OF SUBORDINATED CERTIFICATES
                              TO NON-PLAN ENTITIES

                                                   _____ __, 199_

Norwest Bank Minnesota, N.A.
Norwest Center
Sixth and Marquette
Minneapolis, Minnesota  55479-0113
Attn:  Corporate Trust Services (CMBS)


            Re: Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL
                  (the "Certificates")
                  ------------------------------------------------

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________ (the "Transferor") to _______________________ (the
"Transferee") of the Class ______________ Certificates (the "Transferred Certificate") (having principal balances as of March 30, 1998 (the "Closing Date") of $_____________ evidencing a __% interest in the Classes to which they belong]. The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 1998 (the "Pooling and Servicing Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, GMAC Commercial Mortgage Corporation, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferee hereby certifies, represents and warrants to you that either (i) the Transferee is not an employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (a "Plan"), or a plan within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") (also, a "Plan"), and the Transferee is not directly or indirectly purchasing the Transferred Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan (including any insurance company using assets in its general or separate account that may constitute assets of a Plan), or (ii) the Transferee is an insurance company general account, the Certificates are eligible for exemptive relief under Section III of the Prohibited Transaction Class Exemption 95-60 ("PTE 95-90"), and the conditions of Sections I, III and IV of PTE 95-60 will be satisfied with respect to the transfer of the Certificates.


                                     G-1-1

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above.

                                    [Name of Transferee]

                                          By:___________________________

                                          Name:_________________________

                                          Title:________________________

                                     G-1-2

                                   EXHIBIT H-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT
                REGARDING CLASS R-I, R-II AND R-III CERTIFICATES



STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )



     [NAME OF OFFICER], being first duly sworn, deposes, and represents and warrants:

          1. That he is a [Title of Officer] of [Name of Owner] (the "Owner"), a corporation duly organized and existing under the laws of the [State of ___________] [the United States], and the owner of the Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL, Class [R-I, R-II, R-III] evidencing a ___% Percentage Interest (the "Class [R-I, R-II, R-III] Certificates"). Capitalized terms used but not defined herein have the meanings assigned to such terms in the Pooling and Servicing Agreement dated as of March 1, 1998, among Merrill Lynch Mortgage Investors, Inc., as Depositor, GMAC Commercial Mortgage Corporation, as Master Servicer, GMAC Commercial Mortgage Corporation, as Special Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

          2. That the Owner (i) is and will be a "Permitted Transferee" as of _____ _, 199_ and (ii) is acquiring the Class [R-I, R-II, R-III] Certificates for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit. A "Permitted Transferee" is any person other than a "disqualified organization" or a Non-United States Person. For this purpose, a "disqualified organization" means any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except of the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Internal Revenue Code of 1986, as amended (the "Code")) which is exempt from the tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on


                                     H-1-1
     unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class [R-I, R-II, R-III] Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class [R-I, R-II, R-III] Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

          A "Non-United States Person" is any Person other than a United States Person. A "United States Person" is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income is includible in gross income for United States federal income tax purposes regardless of its source, or a trust if a court within the U.S. is able to exercise primary supervision over the administration of the trust and one or more U.S. fiduciaries have the authority to control all substantial decisions of the trust.

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class [R-I, R-II, R-III] Certificates to disqualified organizations under the Code that applies to all transfers of the Class [R-I, R-II, R-III] Certificates; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R-I, R-II, R-III] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulation section 1.860E-I(c)(2) and that the transferor of a "noneconomic residual interest" will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax.

          4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class [R-I, R-II, R-III] Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record

                                     H-1-2
     holder of an interest in such entity. For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.

          5. That the Owner is aware that the Certificate Registrar will not register the transfer of any Class [R-I, R-II, R-III] Certificate unless the transferee, or the transferee's agent, delivers to the Trustee, among other things, an affidavit in substantially the same form as this affidavit. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [R-I, R-II, R-III] Certificates will only be owned, directly or indirectly, by Permitted Transferees.

          7. That the Owner's taxpayer identification number is _____________.

          8. That the Owner has reviewed the restrictions set forth on the face of the Class [R-I, R-II, R-III] Certificates and the provisions of Section
     5.02 of the Pooling and Servicing Agreement under which the Class [R-I, R-II, R-III] Certificates were issued (and, in particular, the Owner is aware that such Section authorizes the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event that the Owner holds such Certificate in violation of Section 5.02); and that the Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          9. That the Owner is not acquiring and will not transfer the Class [R-I, R-II, R-III] Certificates in order to impede the assessment or collection of any tax.

          10. That the Owner anticipates that it will, so long as it holds any of the Class [R-I, R-II, R-III] Certificates, have sufficient assets to pay any taxes owed by the holder of such Class [R-I, R-II, R-III] Certificates.

          11. That the Owner has no present knowledge that it may become insolvent or subject to a bankruptcy proceeding for so long as it holds any of the Class [R-I, R-II, R-III] Certificates.

          12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States


                                     H-1-3
     taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the Person from whom it acquired the Class [R-I, R-II, R-III] Certificates that the Owner intends to pay taxes associated with holding the Class [R-I, R-II, R-III] Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class [R-I, R-II, R-III] Certificates.

          13. That the Owner is not acquiring the Class [R-I, R-II, R-III] Certificates with the intent to transfer any of the Class [R-I, R-II, R-III] Certificates to any person or entity that will not have sufficient assets to pay any taxes owed by the holder of such Class [R-I, R-II, R-III] Certificates, or that may become insolvent or subject to a bankruptcy proceeding, for so long as the Class [R-I, R-II, R-III] Certificates remain outstanding.

          14. That Owner will, in connection with any transfer that it makes of the Class [R-I, R-II, R-III] Certificates, obtain from its transferee the representations required by Section 5.02(d) of the Pooling and Servicing Agreement under which the Class [R-I, R-II, R-III] Certificates were issued and will not consummate any such transfer if it knows, or knows facts that should lead it to believe, that any such representations are false.

          15. That Owner will, in connection with any transfer that it makes of any Class [R-I, R-II, R-III] Certificate, deliver to the Certificate Registrar an affidavit, which represents and warrants that it is not transferring such Class [R-I, R-II, R-III] Certificate to impede the assessment or collection of any tax and that it has no actual knowledge that the proposed transferee: (i) has insufficient assets to pay any taxes owed by such transferee as holder of such Class [R-I, R-II, R-III] Certificate; (ii) may become insolvent or subject to a bankruptcy proceeding, for so long as the Class [R-I, R-II, R-III] Certificates remain outstanding; and (iii) is not a "Permitted Transferee".


                                     H-1-4

     IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, by its [Title of Officer] and Authorized Signatory, attested by its [Assistant] Secretary, this ____ day of _____, 199_.



                                    [NAME OF OWNER]



                                    By:________________________________

                                       [Name of Officer]

                                       [Title of Officer]



-------------------------------

[Assistant] Secretary


     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be [Title of Officer], and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

     Subscribed and sworn before me this ____ day of _____ 199_.



                              --------------------------------------

                              NOTARY PUBLIC



                              COUNTY OF ______________

                              STATE OF _______________

                              My Commission expires the
                              ____ day of _____________, 19__.


                                     H-1-5

                                   EXHIBIT H-2

                         FORM OF TRANSFEROR CERTIFICATE

                REGARDING CLASS R-I, R-II AND R-III CERTIFICATES


                                                            __________ __, 199_


Norwest Bank Minnesota, N.A.
Norwest Center
Sixth and Marquette
Minneapolis, Minnesota  55479-0113
Attn:  Corporate Trust Services (CMBS)

              Re: Merrill Lynch Mortgage Investors, Inc., Mortgage
                  Pass-Through Certificates, Series 1998-C1-CTL, Class [R-I, R-II, R-III], evidencing a ____% percentage interest in the Class to which they belong
                  -----------------------------------------------------------


Dear Sirs:

     This letter is delivered to you in connection with the transfer by ____________________________________ (the "Transferor") to
______________________________________________ (the "Transferees") of the
captioned Class [R-I, R-II, R-III] Certificates (the "Class [R-I, R-II, R-III] Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 1998, among Merrill Lynch Mortgage Investors, Inc., as depositor, GMAC Commercial Mortgage Corporation, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, and Norwest Bank Minnesota, National Association, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby represents and warrants to you, as Certificate Registrar, that:

     1. No purpose of the Transferor relating to the transfer of the Class [R-I, R-II, R-III] Certificates by the

                                     H-2-1

Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

     2. The Transferor understands that the Transferee has delivered to you a Transfer Affidavit and Agreement in the form attached to the Pooling and Servicing Agreement as Exhibit H-1. The Transferor does not know or believe that any representation contained therein is false.

     3. The Transferor has at the time of this transfer conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury Regulation Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they became due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Class [R-I, R-II, R-III] Certificates may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.



                                    Very truly yours,

                                    Transferor: _____________________

                                    By:______________________________

                                    Name:____________________________

                                    Title:___________________________


                                     H-2-2

                                   Exhibit I-1

                        FORM OF NOTICE AND ACKNOWLEDGMENT





                                                        _____________ __, 199_


Moody's Investors Service, Inc.
99 Church Street
New York, New York  10007

Duff & Phelps Credit Rating Co.
55 East Monroe Street
Chicago, Illinois  60603

Standard & Poor's Ratings Agency
25 Broadway
New York, New York  10004

Ladies and Gentlemen:

     This notice is being delivered pursuant to Section 6.09 of the Pooling and Servicing Agreement dated as of March 1, 1998 relating to Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL (the "Agreement"). Any term with initial capital letters not otherwise defined in this notice has the meaning given such term in the Agreement.

     Notice is hereby given that the Holders of Certificates evidencing a majority of the Voting Rights allocated to the Controlling Class have designated ___________________ to serve as the Special Servicer under the Agreement.

     The designation of ____________________ as Special Servicer will become final if certain conditions are met and if neither of you deliver to Norwest Bank Minnesota, National Association, the trustee under the Agreement (the "Trustee"), within 45 days after the date of the delivery of this notice to you, a written notice stating that if the person designated to become the Special Servicer were to serve as the Special Servicer, then the rating or ratings of one or more Classes of the Certificates would be qualified, downgraded or withdrawn.

                                     I-1-1

     Please acknowledge receipt of this notice by signing the enclosed copy of this notice where indicated below and returning it to the Trustee.

                                       Very truly yours,


                                       NORWEST BANK MINNESOTA, NATIONAL
                                       ASSOCIATION


                                       By: ______________________________


                                       Title: ____________________________


                                     I-1-2

Receipt acknowledged:


Duff & Phelps               Standard & Poor's Ratings  Moody's Investors
Credit Rating Co.           Agency                     Service, Inc.


By:_________________        By:_________________       By:_________________



Title:______________        Title:______________       Title:______________



Date:_______________        Date:_______________       Date:_______________



                                     I-1-3

                                   EXHIBIT I-2

               FORM OF ACKNOWLEDGMENT OF PROPOSED SPECIAL SERVICER





                                                          ___________ __, 199_



Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, MD 21044-3562
Attention: Corporate Trust Services (CMBS)

Ladies & Gentlemen:

     Pursuant to Section 6.09 of the Pooling and Servicing Agreement dated as of March 1, 1998 relating to Merrill Lynch Mortgage Investors Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL (the "Agreement"), the undersigned hereby agrees with all the other parties to the Agreement that the undersigned shall serve as Special Servicer under, and as defined in, the Agreement. The undersigned hereby acknowledges that, as of the date hereof, it is and shall be a party to the Agreement and bound thereby to the full extent indicated therein in the capacity of Special Servicer. The undersigned hereby makes, as of the date hereof, the representations and warranties set forth in Section 3.23(b) as if it were the Special Servicer thereunder.

                                          ______________________________


                                          By: __________________________



                                          Name: ________________________



                                          Title: _______________________


                                     I-2-1

                                    EXHIBIT J


                                   [RESERVED]



                                      J-1-1

                                    EXHIBIT K

                     Form of Schedule of Certificateholders

                       Initial
   Class         Certificate Balance       Name of Holder          Address
   -----         -------------------       --------------          --------

                                    EXHIBIT M

               FORM OF CERTIFICATEHOLDER CONFIRMATION CERTIFICATE



                                                         [Date]



Norwest Bank Minnesota, National Association
Three New York Plaza
New York, New York  10004
Attention:  Corporate Trust Services (CMBS)

Re: Merrill Lynch Mortgage Investors, Inc., Series 1998-C1-CTL

     In accordance with Section 3.15 of the Pooling and Servicing Agreement. dated as of March 1, 1998 (the "Pooling and Servicing Agreement"), among Merrill Lynch Mortgage Investors, Inc. as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, and Norwest Bank Minnesota, National Association as trustee (in such capacity, the "Trustee"), with respect to the Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificates, Series 1998-C1-CTL (the "Certificates"), the undersigned hereby certifies and agrees as follows:

          1.   The undersigned is a beneficial owner of the Class ____
               Certificates.

          2. The undersigned is requesting the information identified on the schedule attached hereto pursuant to Section 3.15 of the Pooling and Servicing Agreement (the "Information").

          3. In consideration of the Trustee's disclosure to the undersigned of the Information, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making the evaluation described in paragraph 2), and such Information will not, without the prior written consent of the Trustee, be disclosed by the undersigned or by its officers, directors, partners employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part; provided that the undersigned may provide all or any part of the Information to any other person or entity that holds or is contemplating the purchase of any Certificate or interest therein, but only if such person or entity confirms in writing such ownership interest or prospective ownership interest and agrees to keep it confidential.

          4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended, (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Certificate pursuant to Section 5 of the Securities Act.

          5. The undersigned shall be fully liable for any breach of this agreement by itself or any of its Representatives and shall indemnify the Depositor, the Trustee and the Trust for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.

     IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.



                                    [BENEFICIAL HOLDER OF A CERTIFICATE]


                                    By:______________________________________
                                    Name:
                                    Title:

                                    EXHIBIT N

                     FORM PROSPECTIVE PURCHASER CERTIFICATE


                                                            [Date]

[TRUSTEE]


      Re: Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL (the "Certificates").

     In accordance with Section 3.15 of the Pooling and Servicing Agreement, dated as of March 1, 1998 (the "Pooling and Servicing Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), GMAC Commercial Mortgage Corporation as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, and Norwest Bank Minnesota, National Association as trustee (in such capacity, the "Trustee"), with respect to the Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1998-C1-CTL (the "Certificates"), the undersigned hereby certifies and agrees as follows:

               1.   The undersigned is contemplating an investment in the Class
                    __ Certificates.

               2. The undersigned is requesting the information identified on the schedule attached hereto pursuant to Section 3.15 of the Pooling and Servicing Agreement (the "Information") for use in evaluating such possible investment.

               3. In consideration of the Trustee's disclosure to the undersigned of the Information, the undersigned will keep the Information confidential (except from such outside persons as are assisting it in making the investment decision described in paragraphs 1 and 2), and such Information will not, without the prior written consent of the Trustee, be disclosed by the undersigned or by its officers, directors, partners employees, agents or representatives (collectively, the "Representatives") in any manner whatsoever, in whole or in part.

               4. The undersigned will not use or disclose the Information in any manner which could result in a violation of any provision of the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, or would require registration of any Certificate pursuant to Section 5 of the Securities Act.

               5. The undersigned shall be fully liable for any breach of this agreement by itself or any of its Representatives and shall indemnify the Depositor, the Trustee and the Trust for any loss, liability or expense incurred thereby with respect to any such breach by the undersigned or any of its Representatives.

     IN WITNESS WHEREOF, the undersigned has caused its name to be signed hereto by its duly authorized officer, as of the day and year written above.

                                    [PROSPECTIVE PURCHASER]


                                    By:________________________________
                                    Name:
                                    Title:

                                    EXHIBIT O

                                REO STATUS REPORT
                           as of ____________________

-------------------------------------------------------------------------------------------------------------------------
      S4              S55         S61     S57     S58     S62 or    P8        P7          P37          P39         P38
-------------------------------------------------------------------------------------------------------------------------
                                                           S63               (a)          (b)          (c)         (d)
-------------------------------------------------------------------------------------------------------------------------
  PROSPECTUS      SHORT NAME     PROPE   CITY    STATE    SQ FT    PAID   SCHEDULED      TOTAL        TOTAL       OTHER
      ID             (WHEN        RTY                       OR     THRU      LOAN         P&I       EXPENSES     ADVANCES
                 APPROPRIATE)    TYPE                     UNITS    DATE    BALANCE      ADVANCES     TO DATE     (TAXES &
                                                                                        TO DATE                  ESCROW)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
      S4                         P25         P11        P58       P54       P81        P74                     P75
---------------------------------------------------------------------------------------------------------------------
                 (e)=a+b+c+d                                      (k)       (j)                    (f)=(k/j)    (g)
---------------------------------------------------------------------------------------------------------------------
  PROSPECTUS         TOTAL     CURRENT    MATURITY      LTM       LTM       CAP     VALUATION     VALUE     APPRAISAL
      ID           EXPOSURE    MONTHLY      DATE        NOI      NOI /     RATE        DATE       USING       BPO OR
                                 P&I                   DATE       DSC     ASSIGN                  NOI &      INTERNAL
                                                                                                 CAP RATE    VALUE**

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
      S4                                      P35         P77        P82          P79
-----------------------------------------------------------------------------------------------------
               (h)=(.92*g)     (i)=(g/e)
-----------------------------------------------------------------------------------------------------
  PROSPECTUS         LOSS      ESTIMATED      TOTAL    TRANSFER      REO         PENDING
      ID             USING      RECOVERY    APPRAISAL    DATE     AQUISITION   RESOLUTION  COMMENTS
                      92%          %        REDUCTION                DATE        DATE
                   APPR. OR                 REALIZED
                    BPO (f)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

(1) Use the following codes; App. - Appraisal, BPO - Brokers Opinion, Int -

    Internal Value

                                    EXHIBIT Q

                          DELINQUENT LOAN STATUS REPORT
                           AS OF ____________________

------------------------------------------------------------------------------------------------------------------------------------
      S4              S55             S61          S57        S58   S62 OR S63      P8           P7            P37            P39
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            (A)           (B)            (C)
------------------------------------------------------------------------------------------------------------------------------------

                   SHORT NAME                                                      PAID       SCHEDULED     TOTAL P&I        TOTAL
  PROSPECTUS         (WHEN         PROPERTY                          SQ FT OR      THRU         LOAN         ADVANCES       EXPENSES
      ID          APPROPRIATE)       TYPE         CITY       STATE     UNITS       DATE        BALANCE       TO DATE        TO DATE
------------------------------------------------------------------------------------------------------------------------------------
90 + DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
60 DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
30 DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Current & at Special Servicer
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FCL - Foreclosure
------------------------------------------------------------------------------------------------------------------------------------
LTM - Latest 12 Months either Last Annual or Trailing 12 months
------------------------------------------------------------------------------------------------------------------------------------
*     Workout Strategy should match the CSSA Loan file using abreviated words in place of a code number such as (FCL - In Foreclosure, MOD - Modification,
      DPO - Discount Payoff, NS - Note Sale, BK - Bankrupcy, PP - Payment Plan,
      TBD - To Be Determined etc...)
------------------------------------------------------------------------------------------------------------------------------------
      It is possible to combine the status codes if the loan is going in more than one direction. (i.e. FCL/Mod, BK/Mod, BK/FCL/DPO)
------------------------------------------------------------------------------------------------------------------------------------
**    App - Appraisal, BPO - Broker opinion, Int. - Internal Value
------------------------------------------------------------------------------------------------------------------------------------
***   How to deterime the cap rate is agreed upon by Underwriter and special services - to be provided by a third party
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      S4          P38                    P25       P10        P11       P58       P54       P55     P81                       P74
------------------------------------------------------------------------------------------------------------------------------------
             (d)         (e)=a+b+c+d                                                                           (f)=P38/P81
------------------------------------------------------------------------------------------------------------------------------------

                Other                                                                                            Value
               Advances                Current   Current                                                       using NOI
  Prospectus   (Taxes &      Total     Monthly  Interest   Maturity   LTM NOI                       Cap Rate     & Cap     Valuation
      ID        Escrow)    Exposure      P&I      Rate       Date      Date     LTM NOI  LTM DSCR   Assigned     Rate        Date
------------------------------------------------------------------------------------------------------------------------------------
90 + DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
60 DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
30 DAYS DELINQUENT
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Current & at Special Servicer
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
    S4         P75                                  P35       P77         P79        P42       P82         P76
-----------------------------------------------------------------------------------------------------------------------------
                      (g)=(.92*f)-e  (h)=(g/e)
-----------------------------------------------------------------------------------------------------------------------------
            APPRAISAL                              TOTAL
              BPO OR   LOSS USING    ESTIMATED   APPRAISAL                           FCL      EXPECTED
PROSPECTUS  INTERNAL    92% APPR.    RECOVERY    REDUCTION  TRANSFER   RESOLUTION    START    FCL SALE   WORKOUT
    ID       VALUE**   OR BPO (F)       %        REALIZED     DATE        DATE       DATE      DATE     STRATEGY   COMMENTS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
90 + DAYS DELINQUENT
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
60 DAYS DELINQUENT
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
30 DAYS DELINQUENT
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Current & at Special Servicer
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
FCL - Foreclosure
----------------------------------------------------------------------------------------------------------------------------
LTM - Latest 12 Months either Last Annual or Trailing 12 m
----------------------------------------------------------------------------------------------------------------------------
*     Workout Strategy should match the CSSA Loan file using abr etc...
----------------------------------------------------------------------------------------------------------------------------
      It is possible to combine the status codes if the loan is goi
----------------------------------------------------------------------------------------------------------------------------
**    App - Appraisal, BPO - Broker opinion, Int. - Internal Va
----------------------------------------------------------------------------------------------------------------------------
***   How to deterime the cap rate is agreed upon by Underwriter and special services - to be provided by a third party
----------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT R

                      HISTORICAL LOAN MODIFICATION REPORT
                            AS OF _________________

---------------------------------------------------------------------------------------------------------------------------
      S4            S57       S58       P49        P48        P7*          P7*        P50*                P50*      P25*
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------


                                                            BALANCE    BALANCE AT
                                                             WHEN          THE
                                       MOD /                SENT TO     EFFECTIVE              # MTHS
  PROSPECTUS                         EXTENTION  EFFECT      SPECIAL      DATE OF       OLD    FOR RATE     NEW      OLD
      ID           CITY      STATE     FLAG       DATE     SERVICER   REHABILITATION  RATE     CHANGE     RATE      P&I
===========================================================================================================================
THIS REPORT IS HISTORICAL
---------------------------------------------------------------------------------------------------------------------------
Information is as of modification. Each line it should not change in the future. Only new modifications should be added.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================
TOTAL FOR ALL LOANS:
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
TOTAL FOR LOANS IN CURRENT MONTH:
---------------------------------------------------------------------------------------------------------------------------
                                                # OF LOANS            $ BALANCE
---------------------------------------------------------------------------------------------------------------------------
MODIFICATIONS:
---------------------------------------------------------------------------------------------------------------------------
MATURITY DATE EXTENTIONS:
---------------------------------------------------------------------------------------------------------------------------
TOTAL:
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
* The information in these columns is from a particular point in time and should not change on this report once assigned.
---------------------------------------------------------------------------------------------------------------------------
(1) Actual principal loss taken by bonds
---------------------------------------------------------------------------------------------------------------------------
(2) Expected future loss due to a rate reduction. This is just an estimate calculated at the time of the modification.
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
      S4            P25*       P11*        P11*                    P47
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                             (2) EST.
                                                                              FUTURE
                                                      TOTAL #                INTEREST
                                                       MTHS        (1)        LOSS TO
                                                       FOR      REALIZED      TRUST $
  PROSPECTUS        NEW        OLD         NEW        CHANGE     LOSS TO       (RATE
      ID            P&I      MATURITY    MATURITY     OF MOD     TRUST $    REDUCTION)            COMMENT
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

==========================================================================================================
TOTAL FOR ALL LOANS:
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
TOTAL FOR LOANS IN CURRENT MONTH:
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
MODIFICATIONS:
----------------------------------------------------------------------------------------------------------
MATURITY DATE EXTENTIONS:
----------------------------------------------------------------------------------------------------------
TOTAL:
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                                    EXHIBIT S

        HISTORICAL LOSS ESTIMATE REPORT (REO-SOLD or DISCOUNTED PAYOFF)
                          as of ______________________

-----------------------------------------------------------------------------------------------------------------------------------
    S4           S55        S61     S57    S58   P45/P7       P75                            P45        P7        P37       P39+P38
-----------------------------------------------------------------------------------------------------------------------------------
                                                  (c)=b/a     (a)                 (b)        (d)       (e)        (f)         (g)
-----------------------------------------------------------------------------------------------------------------------------------
                                                              LATEST
                                                             APPRAISAL
             SHORT NAME                              %          OR       EFFECT             NET AMT
PROSPECTUS      (WHEN     PROPERTY               RECEIVED     BROKERS   DATE OF   SALES    RECEIVED  SCHEDULED  TOTAL P&I     TOTAL
    ID      APPROPRIATE)    TYPE    CITY  STATE  FROM SALE    OPINION    SALE     PRICE    FROM SALE  BALANCE    ADVANCED   EXPENSE
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
THIS REPORT IS HISTORICAL
-----------------------------------------------------------------------------------------------------------------------------------
All information is from the liquidation date and does not need to be updated.
-----------------------------------------------------------------------------------------------------------------------------------

===================================================================================================================================
TOTAL ALL LOANS:
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH ONLY:
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
    S4
---------------------------------------------------------------------------------------------------------
                 (h)      (i)=d-(f+g+h)   (k)=i-e               (m)                (n)=k+m     (o)=n/e
---------------------------------------------------------------------------------------------------------

                                                       DATE               MINOR
                                                       LOSS                ADJ     TOTAL LOSS  LOSS % OF
PROSPECTUS     SERVICING                ACTUAL LOSSES PASSED  MINOR ADJ   PASSED      WITH     SCHEDULED
    ID        FEES EXPENSE NET PROCEEDS  PASSED THRU   THRU    TO TRUST    THRU    ADJUSTMENT   BALANCE
=========================================================================================================

---------------------------------------------------------------------------------------------------------
THIS REPORT IS HISTORICAL
---------------------------------------------------------------------------------------------------------
All information is from the liquidation date and does not need to be updated.
---------------------------------------------------------------------------------------------------------

=========================================================================================================
Total all Loans:
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Current Month Only:
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

                                    EXHIBIT T


                          FORM OF PUBLIC RATING REPORT

Tenant/Guarantor Credit Ratings                                Weighted Averages



                                                                 % of
                                                              Aggregate
                                                               Publicly
                       Number of     Aggregate       % of        Rated                   Stated
Standard &              Mortgage     Principal       Pool      Principal    Mortgage    Remaining
Poor's       Moody's     Loans        Balance      Balance      Balance       Rate      Term (mo.)
------       -------     -----        -------      -------      -------       ----      ----------

AAA            Aaa

AA             Aa2

AA-            Aa3

A+             A2

A              A3

A              No Public Rating

BBB+           Baa1

BBB            No Public Rating

BBB-           Baa3

               Investment Grade Subtotal

BB+            Baa2

BB+            Ba1

BB+            Ba2

BB             Ba2

BB             No Public Rating

BB-            No Public Rating

               Non-Investment Grade
               Subtotal

PUBLICLY RATED TOTAL/WTD.AVG

NO AVAILABLE RATING TOTAL/WTD.AVG

TOTAL/WTD.AVG

                                    EXHIBIT U

                   FORM OF LOST NOTE AFFIDAVIT AND INDEMNITY



STATE OF NEW YORK   )
                    : SS.:
COUNTY OF NEW YORK  )



     _______________, ______________, being duly sworn, deposes and says:

     1. that he is an authorized signatory of [Insert Name of Seller] ("DAIWA");

     2. that DAIWA is the owner and holder of a mortgage loan in the original principal amount of $________ secured by a mortgage (the "Mortgage") on the premises known as _____________________ located in _________;

     3. (a) that DAIWA, after having conducted a diligent investigation of its records and files, has been unable to locate the following original note and believes that said original Note has been lost, misfiled, misplaced or destroyed due to a clerical error:

               a Note in the original sum of $________ made by ________, to
                 [Name of Payee], under date of ________ (the "Note");

     4. that the note is now owned and held by DAIWA,

     5. that the Note has not been paid off, satisfied, assigned, transferred, encumbered, endorsed, pledged, hypothecated, or otherwise disposed of and that the original Note has been either lost, misfiled, misplaced or destroyed;

     6. that no other person, firm, corporation or other entity has any right, title, interest or claim in the Note except DAIWA;

     7. upon assignment of the Note by DAIWA to Merrill Lynch Mortgage Investors, Inc. (the "Depositor") and subsequent assignment by Depositor to the Norwest Bank Minnesota National Association solely in its capacity of trustee for the benefit of the Holders of Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificate, Series 1998-C1-CTL (the "Trustee") (which assignment may, at the discretion of the Depositor, be made directly by DAIWA to the Trustee) DAIWA covenants and agrees (a) promptly to deliver to the Trustee the original Note if it is subsequently found, and (b) to indemnity and hold harmless the Trustee and its successors and assigns from and against any and all costs, expenses and monetary losses arising as a result of

DAIWA's or the Depositor's failure to deliver said original Note to the Trustee.



                                    [INSERT NAME OF SELLER]



                                    By:_______________________
                                       Authorized Signatory

Sworn to before me this ___ day of ___________.

                                    EXHIBIT V

                          LOAN PAYMENT NOTIFICATION REPORT
                                 as of_____________

-------------------------------------------------------------------------------------------|----------------------------------------
   S4             S55          S61       S58       P7        P8      P10      P11     P54  |    SERVICER ESTIMATED INFORMATION
-------------------------------------------------------------------------------------------|----------------------------------------
PROSPECTUS    SHORT NAME    PROPERTY            SCHEDULED   PAID  CURRENT   MATURITY  LTM  |     YIELD     EXPECTED   EXPECTED
    ID          (WHEN         TYPE      STATE     LOAN      THRU  INTEREST   DATE     DSCR |  MAINTENANCE  PAYMENT   DISTRIBUTION
              APPROPRIATE)                       BALANCE    DATE    RATE                   |                DATE        DATE
-------------------------------------------------------------------------------------------|----------------------------------------
-------------------------------------------------------------------------------------------|----------------------------------------
Scheduled Payments                                                                         |
-------------------------------------------------------------------------------------------|----------------------------------------
-------------------------------------------------------------------------------------------|----------------------------------------
-------------------------------------------------------------------------------------------|----------------------------------------
-------------------------------------------------------------------------------------------|----------------------------------------
-------------------------------------------------------------------------------------------|----------------------------------------
-------------------------------------------------------------------------------------------|----------------------------------------
-------------------------------------------------------------------------------------------|----------------------------------------
Unscheduled Payments                                                                       |
-------------------------------------------------------------------------------------------|----------------------------------------
-------------------------------------------------------------------------------------------|----------------------------------------
-------------------------------------------------------------------------------------------|----------------------------------------
-------------------------------------------------------------------------------------------|----------------------------------------
-------------------------------------------------------------------------------------------|----------------------------------------
-------------------------------------------------------------------------------------------|----------------------------------------
-------------------------------------------------------------------------------------------|----------------------------------------
Total:                                                       $                             |
-------------------------------------------------------------------------------------------|----------------------------------------
-------------------------------------------------------------------------------------------|----------------------------------------
-------------------------------------------------------------------------------------------|----------------------------------------
-------------------------------------------------------------------------------------------|----------------------------------------
-------------------------------------------------------------------------------------------|----------------------------------------
-------------------------------------------------------------------------------------------|----------------------------------------
-------------------------------------------------------------------------------------------|----------------------------------------
-------------------------------------------------------------------------------------------|----------------------------------------
-------------------------------------------------------------------------------------------|----------------------------------------


THE BORROWER HAS ONLY REQUESTED THE INFORMATION TO PAY-OFF.  THIS DOES NOT INDICATE A DEFINITE PAYMENT.



                                    EXHIBIT W

                          Form of CSSA Loan File Report

       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION

                      CSSA "PROPERTY PERIODIC" UPDATE FILE
                              (DATA RECORD LAYOUT)


                                     FIELD              FORMAT                                                                CSSA
FIELD NAME                          NUMBER   TYPE      EXAMPLE          DESCRIPTION/COMMENTS                                  LOAN
----------                          ------   ----      -------          --------------------                                  ----

Transaction ID                         1     AN        XXX97001                                                               S1, P1
Loan ID                                2     AN        XXX9701A                                                               S3, P3
Prospectus Loan ID                     3     AN        00000000012345   From Offering Document                                S4, P4
Property ID                            4     AN        123              Should contain Prospectus ID and
                                                                         property identifier, e.g., 1001-1, 1000-2
Distribution Date                      5     AN        Text                                                                       P5
Property Status                        6     AN        1                1=FCL, 2=Defeased, 4=Partial Release
Current Allocated Percentage           7     Numeric   50
Current Allocated Loan Amount          8     Numeric   5,900,000                                                                  P7
Other Escrow/Reserve Balances          9                                                                                         S77
Most Recent Appraisal Date            10     AN        YYYYMMDD                                                                  P74
Most Recent Appraisal Value           11     Numeric                                                                             P75
Date Asset Is Expected to Be
  Resolved                            12     AN        YYYYMMDD         Could be different dates for different
                                                                        properties if foreclosing                                P79
Foreclosure Date                      13     AN        YYYYMMDD                                                                  P42
REO Date                              14     AN        YYYYMMDD                                                                  P43
Occupancy %                           15     Numeric   100              Map to "Most Recent Fiscal YTD Phys. Occ."
                                                                        in CSSA 100. Kept in Fin File?                           P71
Date Lease Rollover Review            16     AN        YYYYMMDD
%/# Sq. Feet expiring 1-12 months     17     Numeric
%/# Sq. Feet expiring 13-24 months    18     Numeric
%/# Sq. Feet expiring 25-36 months    19     Numeric
%/# Sq. Feet expiring 37-48 months    20     Numeric
%/# Sq. Feet expiring 49-60 months    21     Numeric
Largest Tenant                        22     AN        Text             Not necessary for multifamily
Square Feet of Largest Tenant         23     Numeric   15000
Date of Last Inspection               24     AN        YYYYMMDD
Preceding FY Financial As of Date     25     AN        YYYYMMDD                                                                  P58
Preceding Fiscal Year Revenue         26     Numeric                                                                             P52
Preceding Fiscal Year Expenses        27     Numeric                                                                             P53
Preceding Fiscal Year NOI             28     Numeric                                                                             P54

  "PERIODIC UPDATE FILE" - AVAILABLE MONTHLY OR AS PER REQUIRED BY DOCUMENTS.

       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION

                      CSSA "PROPERTY PERIODIC" UPDATE FILE
                              (DATA RECORD LAYOUT)


                                     FIELD              FORMAT                                                                CSSA
FIELD NAME                          NUMBER   TYPE      EXAMPLE          DESCRIPTION/COMMENTS                                  LOAN
----------                          ------   ----      -------          --------------------                                  ----

Preceding Fiscal Year Debt
  Service Amt                         29     Numeric                                                                             P55
Preceding Fiscal Year DSCR            30     Numeric                                                                             P56
Preceding Fiscal Year Physical
  Occupancy                           31     Numeric                                                                             P57
Sec Preceding FY Financial As
  of Date                             32     AN        YYYYMMDD                                                                  P65
Second Preceding FY Revenue           33     Numeric                                                                             P59
Second Preceding FY Expenses          34     Numeric                                                                             P60
Second Preceding FY NOI               35     Numeric                                                                             P61
Second Preceding FY Debt Service      36     Numeric                                                                             P62
Second Preceding FY DSCR              37     Numeric                                                                             P63
Sec Preceding FY Physical Occupancy   38     Numeric                                                                             P64
Trailing Start Date                   39     AN        YYYYMMDD         Can be Year to Date if Trailing Information is
                                                                        not available                                            P65
Trailing End Date                     40     AN        YYYYMMDD
Trailing FY Revenue                   41     Numeric                                                                             P59
Trailing FY Expenses                  42     Numeric                                                                             P60
Trailing FY NOI                       43     Numeric                                                                             P61
Trailing FY Debt Service              44     Numeric                                                                             P62
Trailing FY DSCR                      45     Numeric                                                                             P63
Trailing Physical Occupancy           46     Numeric                                                                             P64

  "PERIODIC UPDATE FILE" - AVAILABLE MONTHLY OR AS PER REQUIRED BY DOCUMENTS.

       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION

                      CSSA "PROPERTY PERIODIC" UPDATE FILE
                              (DATA RECORD LAYOUT)


FIELD NAME                        RELATIONSHIP TO CORRESPONDING CSSA 100.1 FIELD
----------                        ----------------------------------------------

Transaction ID                        Same as 100.1
Loan ID                               Same as 100.1
Prospectus Loan ID                    Same as 100.1
Property ID
Distribution Date                     Same as 100.1
Property Status
Current Allocated Percentage
Current Allocated Loan Amount         Roll-up to Current Ending SPB (P7)
Other Escrow/Reserve Balances         If any property populated, then S-77=Y
Most Recent Appraisal Date            If Multi-Prop, and all same then populate
                                      P74 with date, otherwise, "Various"
Most Recent Appraisal Value           Roll-up to 100.1 if populated
Date Asset is Expected to
  Be Resolved                         If Multi-Prop, latest date from affiliated
                                      properties for P79.
Foreclosure Date                      If Multi-Prop, and all same then populate
                                      P42 with date, otherwise, "Various"
REO Date                              If Multi-Prop, and all same then populate
                                      P43 with date, otherwise, "Various"
Occupancy %                           Weighted Average based on CALAmt and
                                      ALAmt.@Sec.
Date Lease Rollover Review
%/# Sq. Feet expiring 1-12 months
%/# Sq. Feet expiring 13-24 months
%/# Sq. Feet expiring 25-36 months
%/# Sq. Feet expiring 37-48 months
%/# Sq. Feet expiring 49-60 months
Largest Tenant
Square Feet of Largest Tenant
Date of Last Inspection
Preceding FY Financial As of Date     If Multi-Prop, and all same then populate
                                      P58 with date, otherwise, "Various".
Preceding Fiscal Year Revenue         Roll-up to 100.1 if populated
Preceding Fiscal Year Expenses        Roll-up to 100.1 if populated
Preceding Fiscal Year NOI             Roll-up to 100.1 if populated

  "PERIODIC UPDATE FILE" - AVAILABLE MONTHLY OR AS PER REQUIRED BY DOCUMENTS.

       COMMERCIAL REAL ESTATE SECONDARY MARKET SECURITIZATION ASSOCIATION

                      CSSA "PROPERTY PERIODIC" UPDATE FILE
                              (DATA RECORD LAYOUT)


FIELD NAME                        RELATIONSHIP TO CORRESPONDING CSSA 100.1 FIELD
----------                        ----------------------------------------------

Preceding Fiscal Year Debt
  Service Amt.                    Weighted Average based on ALAmt@Sec.
Preceding Fiscal Year DSCR        Weighted Average based on ALAmt@Sec.
Preceding Fiscal Year Physical
  Occupancy                       Weighted Average based on ALAmt@Sec.
Sec Preceding FY Financial
  As of Date                      If Multi-Prop, and all same then populate P65
                                  with date, otherwise, "Various".
Second Preceding FY Revenue       Roll-up to 100.1 if populated
Second Preceding FY Expenses      Roll-up to 100.1 if populated
Second Preceding FY NOI           Roll-up to 100.1 if populated
Second Preceding FY Debt Service  Weighted Average based on ALAmt@Sec.
Second Preceding FY DSCR          Weighted Average based on ALAmt@Sec.
Second Preceding FY Physical
  Occupancy                       Weighted Average based on ALAmt@Sec.
Trailing Start Date               If Multi-Prop, and all same then populate P65
                                  with date, otherwise, "Various".
Trailing End Date
Trailing FY Revenue               Roll-up to 100.1 if populated
Trailing FY Expenses              Roll-up to 100.1 if populated
Trailing FY NOI                   Roll-up to 100.1 if populated
Trailing FY Debt Service          Weighted Average based on ALAmt@Sec.
Trailing FY DSCR                  Weighted Average based on ALAmt@Sec.
Trailing FY Physical Occupancy    Weighted Average based on ALAmt@Sec.

  "PERIODIC UPDATE FILE" - AVAILABLE MONTHLY OR AS PER REQUIRED BY DOCUMENTS.

                                  Page 4 of 4

DAIWA/LEGG MASON                                                     EXHIBIT X-1
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #1

                                                                            (-)
                                                   (+)                  MONTHLY CASH                  (-)
                                                QUARTERLY           FLOW ATTRIBUTABLE TO
        P&I                                      INTEREST               QUARTERLY PAY              QUARTERLY
      ADVANCE              BEGINNING            CASH FLOW            INTEREST DEPOSITS &            INTEREST            ENDING
        DATE                BALANCE            FROM LOAN #1            SERVICER/TRUSTEE              EXCESS             BALANCE
      -------              ---------           ------------         --------------------           ---------            -------

                            $0.00                                                                                        $0.00
      Apr-1998              $0.00              $201,148.35                $60,344.50               $20,114.85         $120,689.00
      May-1998           $120,689.00              $0.00                   $60,344.50                  $0.00           $60,344.50
      Jun-1998            $60,344.50              $0.00                   $60,344.50                  $0.00              $0.00
      Jul-1998              $0.00              $181,033.51                $60,344.50                 $99.25           $120,589.76
      Aug-1998           $120,589.76              $0.00                   $60,294.88                  $0.00           $60,294.88
      Sep-1998            $60,294.88              $0.00                   $60,294.88                  $0.00              $0.00
      Oct-1998              $0.00              $180,884.64                $60,294.88                 $101.20          $120,488.56
      Nov-1998           $120,488.56              $0.00                   $60,244.28                  $0.00           $60,244.28
      Dec-1998            $60,244.28              $0.00                   $60,244.28                  $0.00              $0.00
      Jan-1999              $0.00              $180,732.84                $60,244.28                 $103.18          $120,385.38
      Feb-1999           $120,385.38              $0.00                   $60,192.69                  $0.00           $60,192.69
      Mar-1999            $60,192.69              $0.00                   $60,192.69                  $0.00              $0.00
      Apr-1999              $0.00              $180,578.06                $60,192.69                 $105.23          $120,280.14
      May-1999           $120,280.14              $0.00                   $60,140.07                  $0.00           $60,140.07
      Jun-1999            $60,140.07              $0.00                   $60,140.07                  $0.00              $0.00
      Jul-1999              $0.00              $180,420.22                $60,140.07                 $107.29          $120,172.86
      Aug-1999           $120,172.86              $0.00                   $60,086.43                  $0.00           $60,086.43
      Sep-1999            $60,086.43              $0.00                   $60,086.43                  $0.00              $0.00
      Oct-1999              $0.00              $180,259.29                $60,086.43                 $109.40          $120,063.46
      Nov-1999           $120,063.46              $0.00                   $60,031.73                  $0.00           $60,031.73
      Dec-1999            $60,031.73              $0.00                   $60,031.73                  $0.00              $0.00
      Jan-2000              $0.00              $180,095.18                $60,031.73                 $111.55          $119,951.90
      Feb-2000           $119,951.90              $0.00                   $59,975.95                  $0.00           $59,975.95
      Mar-2000            $59,975.95              $0.00                   $59,975.95                  $0.00              $0.00
      Apr-2000              $0.00              $179,927.85                $59,975.95                 $113.74          $119,838.16
      May-2000           $119,838.16              $0.00                   $59,919.08                  $0.00           $59,919.08
      Jun-2000            $59,919.08              $0.00                   $59,919.08                  $0.00              $0.00
      Jul-2000              $0.00              $179,757.23                $59,919.08                 $115.99          $119,722.16
      Aug-2000           $119,722.16              $0.00                   $59,861.08                  $0.00           $59,861.08
      Sep-2000            $59,861.08              $0.00                   $59,861.08                  $0.00              $0.00
      Oct-2000              $0.00              $179,583.25                $59,861.08                 $118.27          $119,603.90
      Nov-2000           $119,603.90              $0.00                   $59,801.95                  $0.00           $59,801.95
      Dec-2000            $59,801.95              $0.00                   $59,801.95                  $0.00              $0.00
      Jan-2001              $0.00              $179,405.84                $59,801.95                 $120.59          $119,483.30
      Feb-2001           $119,483.30              $0.00                   $59,741.65                  $0.00           $59,741.65
      Mar-2001            $59,741.65              $0.00                   $59,741.65                  $0.00              $0.00
      Apr-2001              $0.00              $179,224.95                $59,741.65                 $122.98          $119,360.32

DAIWA/LEGG MASON                                                     EXHIBIT X-1
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #1

                                                                            (-)
                                                   (+)                  MONTHLY CASH                  (-)
                                                QUARTERLY           FLOW ATTRIBUTABLE TO
        P&I                                      INTEREST               QUARTERLY PAY              QUARTERLY
      ADVANCE              BEGINNING            CASH FLOW            INTEREST DEPOSITS &            INTEREST            ENDING
        DATE                BALANCE            FROM LOAN #1            SERVICER/TRUSTEE              EXCESS             BALANCE
      -------              ---------           ------------         --------------------           ---------            -------

      May-2001           $119,360.32              $0.00                   $59,680.16                  $0.00           $59,680.16
      Jun-2001            $59,680.16              $0.00                   $59,680.16                  $0.00              $0.00
      Jul-2001              $0.00              $179,040.49                $59,680.16                 $125.39          $119,234.94
      Aug-2001           $119,234.94              $0.00                   $59,617.47                  $0.00           $59,617.47
      Sep-2001            $59,617.47              $0.00                   $59,617.47                  $0.00              $0.00
      Oct-2001              $0.00              $178,852.41                $59,617.47                 $127.86          $119,107.08
      Nov-2001           $119,107.08              $0.00                   $59,553.54                  $0.00           $59,553.54
      Dec-2001            $59,553.54              $0.00                   $59,553.54                  $0.00              $0.00
      Jan-2002              $0.00              $178,660.62                $59,553.54                 $130.36          $118,976.72
      Feb-2002           $118,976.72              $0.00                   $59,488.36                  $0.00           $59,488.36
      Mar-2002            $59,488.36              $0.00                   $59,488.36                  $0.00              $0.00
      Apr-2002              $0.00              $178,465.07                $59,488.36                 $132.93          $118,843.78
      May-2002           $118,843.78              $0.00                   $59,421.89                  $0.00           $59,421.89
      Jun-2002            $59,421.89              $0.00                   $59,421.89                  $0.00              $0.00
      Jul-2002              $0.00              $178,265.66                $59,421.89                 $135.55          $118,708.22
      Aug-2002           $118,708.22              $0.00                   $59,354.11                  $0.00           $59,354.11
      Sep-2002            $59,354.11              $0.00                   $59,354.11                  $0.00              $0.00
      Oct-2002              $0.00              $178,062.33                $59,354.11                 $138.22          $118,570.00
      Nov-2002           $118,570.00              $0.00                   $59,285.00                  $0.00           $59,285.00
      Dec-2002            $59,285.00              $0.00                   $59,285.00                  $0.00              $0.00
      Jan-2003              $0.00              $177,855.01                $59,285.00                 $610.97          $117,959.04
      Feb-2003           $117,959.04              $0.00                   $58,979.52                  $0.00           $58,979.52
      Mar-2003            $58,979.52              $0.00                   $58,979.52                  $0.00              $0.00
      Apr-2003              $0.00              $176,938.56                $58,979.52                 $622.98          $117,336.06
      May-2003           $117,336.06              $0.00                   $58,668.03                  $0.00           $58,668.03
      Jun-2003            $58,668.03              $0.00                   $58,668.03                  $0.00              $0.00
      Jul-2003              $0.00              $176,004.09                $58,668.03                 $635.24          $116,700.82
      Aug-2003           $116,700.82              $0.00                   $58,350.41                  $0.00           $58,350.41
      Sep-2003            $58,350.41              $0.00                   $58,350.41                  $0.00              $0.00
      Oct-2003              $0.00              $175,051.23                $58,350.41                 $647.74          $116,053.08
      Nov-2003           $116,053.08              $0.00                   $58,026.54                  $0.00           $58,026.54
      Dec-2003            $58,026.54              $0.00                   $58,026.54                  $0.00              $0.00
      Jan-2004              $0.00              $174,079.63                $58,026.54                 $660.49          $115,392.60
      Feb-2004           $115,392.60              $0.00                   $57,696.30                  $0.00           $57,696.30
      Mar-2004            $57,696.30              $0.00                   $57,696.30                  $0.00              $0.00
      Apr-2004              $0.00              $173,088.90                $57,696.30                 $673.48          $114,719.12
      May-2004           $114,719.12              $0.00                   $57,359.56                  $0.00           $57,359.56
      Jun-2004            $57,359.56              $0.00                   $57,359.56                  $0.00              $0.00

DAIWA/LEGG MASON                                                     EXHIBIT X-1
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #1

                                                                            (-)
                                                   (+)                  MONTHLY CASH                  (-)
                                                QUARTERLY           FLOW ATTRIBUTABLE TO
        P&I                                      INTEREST               QUARTERLY PAY              QUARTERLY
      ADVANCE              BEGINNING            CASH FLOW            INTEREST DEPOSITS &            INTEREST            ENDING
        DATE                BALANCE            FROM LOAN #1            SERVICER/TRUSTEE              EXCESS             BALANCE
      -------              ---------           ------------         --------------------           ---------            -------

      Jul-2004              $0.00              $172,078.69                $57,359.56                 $686.73          $114,032.40
      Aug-2004           $114,032.40              $0.00                   $57,016.20                  $0.00           $57,016.20
      Sep-2004            $57,016.20              $0.00                   $57,016.20                  $0.00              $0.00
      Oct-2004              $0.00              $171,048.60                $57,016.20                 $700.24          $113,332.16
      Nov-2004           $113,332.16              $0.00                   $56,666.08                  $0.00           $56,666.08
      Dec-2004            $56,666.08              $0.00                   $56,666.08                  $0.00              $0.00
      Jan-2005              $0.00              $169,998.24                $56,666.08                 $714.02          $112,618.14
      Feb-2005           $112,618.14              $0.00                   $56,309.07                  $0.00           $56,309.07
      Mar-2005            $56,309.07              $0.00                   $56,309.07                  $0.00              $0.00
      Apr-2005              $0.00              $168,927.22                $56,309.07                 $728.07          $111,890.08
      May-2005           $111,890.08              $0.00                   $55,945.04                  $0.00           $55,945.04
      Jun-2005            $55,945.04              $0.00                   $55,945.04                  $0.00              $0.00
      Jul-2005              $0.00              $167,835.12                $55,945.04                 $742.38          $111,147.70
      Aug-2005           $111,147.70              $0.00                   $55,573.85                  $0.00           $55,573.85
      Sep-2005            $55,573.85              $0.00                   $55,573.85                  $0.00              $0.00
      Oct-2005              $0.00              $166,721.54                $55,573.85                 $756.99          $110,390.70
      Nov-2005           $110,390.70              $0.00                   $55,195.35                  $0.00           $55,195.35
      Dec-2005            $55,195.35              $0.00                   $55,195.35                  $0.00              $0.00
      Jan-2006              $0.00              $165,586.05                $55,195.35                 $771.90          $109,618.80
      Feb-2006           $109,618.80              $0.00                   $54,809.40                  $0.00           $54,809.40
      Mar-2006            $54,809.40              $0.00                   $54,809.40                  $0.00              $0.00
      Apr-2006              $0.00              $164,428.21                $54,809.40                 $787.07          $108,831.74
      May-2006           $108,831.74              $0.00                   $54,415.87                  $0.00           $54,415.87
      Jun-2006            $54,415.87              $0.00                   $54,415.87                  $0.00              $0.00
      Jul-2006              $0.00              $163,247.60                $54,415.87                 $802.55          $108,029.18
      Aug-2006           $108,029.18              $0.00                   $54,014.59                  $0.00           $54,014.59
      Sep-2006            $54,014.59              $0.00                   $54,014.59                  $0.00              $0.00
      Oct-2006              $0.00              $162,043.76                $54,014.59                 $818.35          $107,210.82
      Nov-2006           $107,210.82              $0.00                   $53,605.41                  $0.00           $53,605.41
      Dec-2006            $53,605.41              $0.00                   $53,605.41                  $0.00              $0.00
      Jan-2007              $0.00              $160,816.23                $53,605.41                 $834.46          $106,376.36
      Feb-2007           $106,376.36              $0.00                   $53,188.18                  $0.00           $53,188.18
      Mar-2007            $53,188.18              $0.00                   $53,188.18                  $0.00              $0.00
      Apr-2007              $0.00              $159,564.55                $53,188.18                 $850.87          $105,525.50
      May-2007           $105,525.50              $0.00                   $52,762.75                  $0.00           $52,762.75
      Jun-2007            $52,762.75              $0.00                   $52,762.75                  $0.00              $0.00
      Jul-2007              $0.00              $158,288.24                $52,762.75                 $867.61          $104,657.88
      Aug-2007           $104,657.88              $0.00                   $52,328.94                  $0.00           $52,328.94

DAIWA/LEGG MASON                                                     EXHIBIT X-1
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #1

                                                                            (-)
                                                   (+)                  MONTHLY CASH                  (-)
                                                QUARTERLY           FLOW ATTRIBUTABLE TO
        P&I                                      INTEREST               QUARTERLY PAY              QUARTERLY
      ADVANCE              BEGINNING            CASH FLOW            INTEREST DEPOSITS &            INTEREST            ENDING
        DATE                BALANCE            FROM LOAN #1            SERVICER/TRUSTEE              EXCESS             BALANCE
      -------              ---------           ------------         --------------------           ---------            -------

      Sep-2007            $52,328.94              $0.00                   $52,328.94                  $0.00              $0.00
      Oct-2007              $0.00              $156,986.83                $52,328.94                 $884.69          $103,773.20
      Nov-2007           $103,773.20              $0.00                   $51,886.60                  $0.00           $51,886.60
      Dec-2007            $51,886.60              $0.00                   $51,886.60                  $0.00              $0.00
      Jan-2008              $0.00              $155,659.80                $51,886.60                $1,461.42         $102,311.78
      Feb-2008           $102,311.78              $0.00                   $51,155.89                  $0.00           $51,155.89
      Mar-2008            $51,155.89              $0.00                   $51,155.89                  $0.00              $0.00
      Apr-2008              $0.00              $153,467.68                $51,155.89                $1,490.17         $100,821.62
      May-2008           $100,821.62              $0.00                   $50,410.81                  $0.00           $50,410.81
      Jun-2008            $50,410.81              $0.00                   $50,410.81                  $0.00              $0.00
      Jul-2008              $0.00              $151,232.43                $50,410.81                $1,519.50         $99,302.12
      Aug-2008            $99,302.12              $0.00                   $49,651.06                  $0.00           $49,651.06
      Sep-2008            $49,651.06              $0.00                   $49,651.06                  $0.00              $0.00
      Oct-2008              $0.00              $148,953.19                $49,651.06                $1,549.39         $97,752.74
      Nov-2008            $97,752.74              $0.00                   $48,876.37                  $0.00           $48,876.37
      Dec-2008            $48,876.37              $0.00                   $48,876.37                  $0.00              $0.00
      Jan-2009              $0.00              $146,629.12                $48,876.37                $1,579.87         $96,172.88
      Feb-2009            $96,172.88              $0.00                   $48,086.44                  $0.00           $48,086.44
      Mar-2009            $48,086.44              $0.00                   $48,086.44                  $0.00              $0.00
      Apr-2009              $0.00              $144,259.32                $48,086.44                $1,610.96         $94,561.92
      May-2009            $94,561.92              $0.00                   $47,280.96                  $0.00           $47,280.96
      Jun-2009            $47,280.96              $0.00                   $47,280.96                  $0.00              $0.00
      Jul-2009              $0.00              $141,842.89                $47,280.96                $1,642.65         $92,919.28
      Aug-2009            $92,919.28              $0.00                   $46,459.64                  $0.00           $46,459.64
      Sep-2009            $46,459.64              $0.00                   $46,459.64                  $0.00              $0.00
      Oct-2009              $0.00              $139,378.92                $46,459.64                $1,674.96         $91,244.32
      Nov-2009            $91,244.32              $0.00                   $45,622.16                  $0.00           $45,622.16
      Dec-2009            $45,622.16              $0.00                   $45,622.16                  $0.00              $0.00
      Jan-2010              $0.00              $136,866.47                $45,622.16                $1,707.91         $89,536.40
      Feb-2010            $89,536.40              $0.00                   $44,768.20                  $0.00           $44,768.20
      Mar-2010            $44,768.20              $0.00                   $44,768.20                  $0.00              $0.00
      Apr-2010              $0.00              $134,304.59                $44,768.20                $1,741.53         $87,794.86
      May-2010            $87,794.86              $0.00                   $43,897.43                  $0.00           $43,897.43
      Jun-2010            $43,897.43              $0.00                   $43,897.43                  $0.00              $0.00
      Jul-2010              $0.00              $131,692.30                $43,897.43                $1,775.79         $86,019.08
      Aug-2010            $86,019.08              $0.00                   $43,009.54                  $0.00           $43,009.54
      Sep-2010            $43,009.54              $0.00                   $43,009.54                  $0.00              $0.00
      Oct-2010              $0.00              $129,028.62                $43,009.54                $1,810.72         $84,208.36

DAIWA/LEGG MASON                                                     EXHIBIT X-1
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #1

                                                                            (-)
                                                   (+)                  MONTHLY CASH                  (-)
                                                QUARTERLY           FLOW ATTRIBUTABLE TO
        P&I                                      INTEREST               QUARTERLY PAY              QUARTERLY
      ADVANCE              BEGINNING            CASH FLOW            INTEREST DEPOSITS &            INTEREST            ENDING
        DATE                BALANCE            FROM LOAN #1            SERVICER/TRUSTEE              EXCESS             BALANCE
      -------              ---------           ------------         --------------------           ---------            -------

      Nov-2010            $84,208.36              $0.00                   $42,104.18                  $0.00           $42,104.18
      Dec-2010            $42,104.18              $0.00                   $42,104.18                  $0.00              $0.00
      Jan-2011              $0.00              $126,312.53                $42,104.18                $1,846.35         $82,362.00
      Feb-2011            $82,362.00              $0.00                   $41,181.00                  $0.00           $41,181.00
      Mar-2011            $41,181.00              $0.00                   $41,181.00                  $0.00              $0.00
      Apr-2011              $0.00              $123,543.00                $41,181.00                $1,882.68         $80,479.32
      May-2011            $80,479.32              $0.00                   $40,239.66                  $0.00           $40,239.66
      Jun-2011            $40,239.66              $0.00                   $40,239.66                  $0.00              $0.00
      Jul-2011              $0.00              $120,718.98                $40,239.66                $1,919.72         $78,559.60
      Aug-2011            $78,559.60              $0.00                   $39,279.80                  $0.00           $39,279.80
      Sep-2011            $39,279.80              $0.00                   $39,279.80                  $0.00              $0.00
      Oct-2011              $0.00              $117,839.39                $39,279.80                $1,957.49         $76,602.10
      Nov-2011            $76,602.10              $0.00                   $38,301.05                  $0.00           $38,301.05
      Dec-2011            $38,301.05              $0.00                   $38,301.05                  $0.00              $0.00
      Jan-2012              $0.00              $114,903.15                $38,301.05                $1,996.00         $74,606.10
      Feb-2012            $74,606.10              $0.00                   $37,303.05                  $0.00           $37,303.05
      Mar-2012            $37,303.05              $0.00                   $37,303.05                  $0.00              $0.00
      Apr-2012              $0.00              $111,909.15                $37,303.05                $2,035.28         $72,570.82
      May-2012            $72,570.82              $0.00                   $36,285.41                  $0.00           $36,285.41
      Jun-2012            $36,285.41              $0.00                   $36,285.41                  $0.00              $0.00
      Jul-2012              $0.00              $108,856.23                $36,285.41                $2,075.32         $70,495.50
      Aug-2012            $70,495.50              $0.00                   $35,247.75                  $0.00           $35,247.75
      Sep-2012            $35,247.75              $0.00                   $35,247.75                  $0.00              $0.00
      Oct-2012              $0.00              $105,743.25                $35,247.75                $2,116.16         $68,379.34
      Nov-2012            $68,379.34              $0.00                   $34,189.67                  $0.00           $34,189.67
      Dec-2012            $34,189.67              $0.00                   $34,189.67                  $0.00              $0.00
      Jan-2013              $0.00              $102,569.01                $34,189.67                $2,823.38         $65,555.96
      Feb-2013            $65,555.96              $0.00                   $32,777.98                  $0.00           $32,777.98
      Mar-2013            $32,777.98              $0.00                   $32,777.98                  $0.00              $0.00
      Apr-2013              $0.00              $98,333.93                 $32,777.98                $2,878.93         $62,677.02
      May-2013            $62,677.02              $0.00                   $31,338.51                  $0.00           $31,338.51
      Jun-2013            $31,338.51              $0.00                   $31,338.51                  $0.00             ($0.00)
      Jul-2013              ($0.00)            $94,015.52                 $31,338.51                $2,935.57         $59,741.44
      Aug-2013            $59,741.44              $0.00                   $29,870.72                  $0.00           $29,870.72
      Sep-2013            $29,870.72              $0.00                   $29,870.72                  $0.00              $0.00
      Oct-2013              $0.00              $89,612.15                 $29,870.72                $2,993.33         $56,748.10
      Nov-2013            $56,748.10              $0.00                   $28,374.05                  $0.00           $28,374.05
      Dec-2013            $28,374.05              $0.00                   $28,374.05                  $0.00              $0.00

DAIWA/LEGG MASON                                                     EXHIBIT X-1
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #1

                                                                            (-)
                                                   (+)                  MONTHLY CASH                  (-)
                                                QUARTERLY           FLOW ATTRIBUTABLE TO
        P&I                                      INTEREST               QUARTERLY PAY              QUARTERLY
      ADVANCE              BEGINNING            CASH FLOW            INTEREST DEPOSITS &            INTEREST            ENDING
        DATE                BALANCE            FROM LOAN #1            SERVICER/TRUSTEE              EXCESS             BALANCE
      -------              ---------           ------------         --------------------           ---------            -------

      Jan-2014              $0.00              $85,122.14                 $28,374.05                $3,052.23         $53,695.86
      Feb-2014            $53,695.86              $0.00                   $26,847.93                  $0.00           $26,847.93
      Mar-2014            $26,847.93              $0.00                   $26,847.93                  $0.00              $0.00
      Apr-2014              $0.00              $80,543.79                 $26,847.93                $3,112.28         $50,583.58
      May-2014            $50,583.58              $0.00                   $25,291.79                  $0.00           $25,291.79
      Jun-2014            $25,291.79              $0.00                   $25,291.79                  $0.00              $0.00
      Jul-2014              $0.00              $75,875.36                 $25,291.79                $3,173.51         $47,410.06
      Aug-2014            $47,410.06              $0.00                   $23,705.03                  $0.00           $23,705.03
      Sep-2014            $23,705.03              $0.00                   $23,705.03                  $0.00              $0.00
      Oct-2014              $0.00              $71,115.08                 $23,705.03                $3,235.95         $44,174.10
      Nov-2014            $44,174.10              $0.00                   $22,087.05                  $0.00           $22,087.05
      Dec-2014            $22,087.05              $0.00                   $22,087.05                  $0.00              $0.00
      Jan-2015              $0.00              $66,261.15                 $22,087.05                $3,299.64         $40,874.46
      Feb-2015            $40,874.46              $0.00                   $20,437.23                  $0.00           $20,437.23
      Mar-2015            $20,437.23              $0.00                   $20,437.23                  $0.00              $0.00
      Apr-2015              $0.00              $61,311.71                 $20,437.23                $3,364.56         $37,509.92
      May-2015            $37,509.92              $0.00                   $18,754.96                  $0.00           $18,754.96
      Jun-2015            $18,754.96              $0.00                   $18,754.96                  $0.00              $0.00
      Jul-2015              $0.00              $56,264.89                 $18,754.96                $3,430.75         $34,079.18
      Aug-2015            $34,079.18              $0.00                   $17,039.59                  $0.00           $17,039.59
      Sep-2015            $17,039.59              $0.00                   $17,039.59                  $0.00              $0.00
      Oct-2015              $0.00              $51,118.77                 $17,039.59                $3,498.24         $30,580.94
      Nov-2015            $30,580.94              $0.00                   $15,290.47                  $0.00           $15,290.47
      Dec-2015            $15,290.47              $0.00                   $15,290.47                  $0.00              $0.00
      Jan-2016              $0.00              $45,871.40                 $15,290.47                $3,567.07         $27,013.86
      Feb-2016            $27,013.86              $0.00                   $13,506.93                  $0.00           $13,506.93
      Mar-2016            $13,506.93              $0.00                   $13,506.93                  $0.00              $0.00
      Apr-2016              $0.00              $40,520.79                 $13,506.93                $3,637.26         $23,376.60
      May-2016            $23,376.60              $0.00                   $11,688.30                  $0.00           $11,688.30
      Jun-2016            $11,688.30              $0.00                   $11,688.30                  $0.00              $0.00
      Jul-2016              $0.00              $35,064.91                 $11,688.30                $3,708.81         $19,667.80
      Aug-2016            $19,667.80              $0.00                   $9,833.90                   $0.00            $9,833.90
      Sep-2016            $9,833.90               $0.00                   $9,833.90                   $0.00              $0.00
      Oct-2016              $0.00              $29,501.69                 $9,833.90                 $3,781.79         $15,886.00
      Nov-2016            $15,886.00              $0.00                   $7,943.00                   $0.00            $7,943.00
      Dec-2016            $7,943.00               $0.00                   $7,943.00                   $0.00              $0.00
      Jan-2017              $0.00              $23,829.01                 $7,943.00                 $3,856.21         $12,029.80
      Feb-2017            $12,029.80              $0.00                   $6,014.90                   $0.00            $6,014.90

DAIWA/LEGG MASON                                                     EXHIBIT X-1
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #1

                                                                            (-)
                                                   (+)                  MONTHLY CASH                  (-)
                                                QUARTERLY           FLOW ATTRIBUTABLE TO
        P&I                                      INTEREST               QUARTERLY PAY              QUARTERLY
      ADVANCE              BEGINNING            CASH FLOW            INTEREST DEPOSITS &            INTEREST            ENDING
        DATE                BALANCE            FROM LOAN #1            SERVICER/TRUSTEE              EXCESS             BALANCE
      -------              ---------           ------------         --------------------           ---------            -------

      Mar-2017            $6,014.90               $0.00                   $6,014.90                   $0.00              $0.00
      Apr-2017              $0.00              $18,044.71                 $6,014.90                 $3,932.07          $8,097.74
      May-2017            $8,097.74               $0.00                   $4,048.87                   $0.00            $4,048.87
      Jun-2017            $4,048.87               $0.00                   $4,048.87                   $0.00              $0.00
      Jul-2017              $0.00              $12,146.61                 $4,048.87                 $4,009.42          $4,088.32
      Aug-2017            $4,088.32               $0.00                   $2,044.16                   $0.00            $2,044.16
      Sep-2017            $2,044.16               $0.00                   $2,044.16                   $0.00             ($0.00)
      Oct-2017              ($0.00)             $6,132.47                 $2,044.16                 $4,088.31            $0.00
                                           -------------------------------------------------------------------
                                            10,581,382.22             10,440,578.35                140,803.87
                                           -------------------------------------------------------------------

DAIWA/LEGG MASON                                                     EXHIBIT X-2
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #2

                                                                           (-)
                                                 (+)                   MONTHLY CASH                    (-)
                                              QUARTERLY            FLOW ATTRIBUTABLE TO
        P&I                                   INTEREST                 QUARTERLY PAY                QUARTERLY
      ADVANCE          BEGINNING              CASH FLOW             INTEREST DEPOSITS &              INTEREST             ENDING
        DATE            BALANCE              FROM LOAN #2             SERVICER/TRUSTEE                EXCESS              BALANCE
      -------          ---------             ------------          --------------------             ---------             -------

                         $0.00                                                                                              $0.00
     Apr-1998            $0.00                $621,107.81                 $207,035.94                 $673.79            $413,398.08
     May-1998         $413,398.08                $0.00                    $206,699.04                  $0.00             $206,699.04
     Jun-1998         $206,699.04                $0.00                    $206,699.04                  $0.00                $0.00
     Jul-1998            $0.00                $620,097.12                 $206,699.04                 $685.64            $412,712.44
     Aug-1998         $412,712.44                $0.00                    $206,356.22                  $0.00             $206,356.22
     Sep-1998         $206,356.22                $0.00                    $206,356.22                  $0.00                $0.00
     Oct-1998            $0.00                $619,068.67                 $206,356.22                 $697.69            $412,014.76
     Nov-1998         $412,014.76                $0.00                    $206,007.38                  $0.00             $206,007.38
     Dec-1998         $206,007.38                $0.00                    $206,007.38                  $0.00                $0.00
     Jan-1999            $0.00                $618,022.15                 $206,007.38                 $709.95            $411,304.82
     Feb-1999         $411,304.82                $0.00                    $205,652.41                  $0.00             $205,652.41
     Mar-1999         $205,652.41                $0.00                    $205,652.41                  $0.00                $0.00
     Apr-1999            $0.00                $616,957.23                 $205,652.41                 $722.42            $410,582.40
     May-1999         $410,582.40                $0.00                    $205,291.20                  $0.00             $205,291.20
     Jun-1999         $205,291.20                $0.00                    $205,291.20                  $0.00                $0.00
     Jul-1999            $0.00                $615,873.60                 $205,291.20                 $735.12            $409,847.28
     Aug-1999         $409,847.28                $0.00                    $204,923.64                  $0.00             $204,923.64
     Sep-1999         $204,923.64                $0.00                    $204,923.64                  $0.00                $0.00
     Oct-1999            $0.00                $614,770.92                 $204,923.64                 $748.04            $409,099.24
     Nov-1999         $409,099.24                $0.00                    $204,549.62                  $0.00             $204,549.62
     Dec-1999         $204,549.62                $0.00                    $204,549.62                  $0.00                $0.00
     Jan-2000            $0.00                $613,648.86                 $204,549.62                 $761.18            $408,338.06
     Feb-2000         $408,338.06                $0.00                    $204,169.03                  $0.00             $204,169.03
     Mar-2000         $204,169.03                $0.00                    $204,169.03                  $0.00                $0.00
     Apr-2000            $0.00                $612,507.08                 $204,169.03                 $774.55            $407,563.50
     May-2000         $407,563.50                $0.00                    $203,781.75                  $0.00             $203,781.75
     Jun-2000         $203,781.75                $0.00                    $203,781.75                  $0.00                $0.00
     Jul-2000            $0.00                $611,345.24                 $203,781.75                 $788.17            $406,775.32
     Aug-2000         $406,775.32                $0.00                    $203,387.66                  $0.00             $203,387.66
     Sep-2000         $203,387.66                $0.00                    $203,387.66                  $0.00                $0.00
     Oct-2000            $0.00                $610,162.98                 $203,387.66                 $802.04            $405,973.28
     Nov-2000         $405,973.28                $0.00                    $202,986.64                  $0.00             $202,986.64
     Dec-2000         $202,986.64                $0.00                    $202,986.64                  $0.00                $0.00
     Jan-2001            $0.00                $608,959.93                 $202,986.64                 $816.13            $405,157.16
     Feb-2001         $405,157.16                $0.00                    $202,578.58                  $0.00             $202,578.58
     Mar-2001         $202,578.58                $0.00                    $202,578.58                  $0.00                $0.00
     Apr-2001            $0.00                $607,735.75                 $202,578.58                 $830.47            $404,326.70

DAIWA/LEGG MASON                                                     EXHIBIT X-2
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #2

                                                                           (-)
                                                 (+)                   MONTHLY CASH                    (-)
                                              QUARTERLY            FLOW ATTRIBUTABLE TO
        P&I                                   INTEREST                 QUARTERLY PAY                QUARTERLY
      ADVANCE          BEGINNING              CASH FLOW             INTEREST DEPOSITS &              INTEREST             ENDING
        DATE            BALANCE              FROM LOAN #2             SERVICER/TRUSTEE                EXCESS              BALANCE
      -------          ---------             ------------          --------------------             ---------             -------

     May-2001         $404,326.70                $0.00                    $202,163.35                  $0.00             $202,163.35
     Jun-2001         $202,163.35                $0.00                    $202,163.35                  $0.00                $0.00
     Jul-2001            $0.00                $606,490.05                 $202,163.35                 $845.06            $403,481.64
     Aug-2001         $403,481.64                $0.00                    $201,740.82                  $0.00             $201,740.82
     Sep-2001         $201,740.82                $0.00                    $201,740.82                  $0.00                $0.00
     Oct-2001            $0.00                $605,222.46                 $201,740.82                 $859.92            $402,621.72
     Nov-2001         $402,621.72                $0.00                    $201,310.86                  $0.00             $201,310.86
     Dec-2001         $201,310.86                $0.00                    $201,310.86                  $0.00                $0.00
     Jan-2002            $0.00                $603,932.58                 $201,310.86                $2,378.26           $400,243.46
     Feb-2002         $400,243.46                $0.00                    $200,121.73                  $0.00             $200,121.73
     Mar-2002         $200,121.73                $0.00                    $200,121.73                  $0.00                $0.00
     Apr-2002            $0.00                $600,365.18                 $200,121.73                $2,420.05           $397,823.40
     May-2002         $397,823.40                $0.00                    $198,911.70                  $0.00             $198,911.70
     Jun-2002         $198,911.70                $0.00                    $198,911.70                  $0.00                $0.00
     Jul-2002            $0.00                $596,735.09                 $198,911.70                $2,462.59           $395,360.80
     Aug-2002         $395,360.80                $0.00                    $197,680.40                  $0.00             $197,680.40
     Sep-2002         $197,680.40                $0.00                    $197,680.40                  $0.00                $0.00
     Oct-2002            $0.00                $593,041.19                 $197,680.40                $2,505.87           $392,854.92
     Nov-2002         $392,854.92                $0.00                    $196,427.46                  $0.00             $196,427.46
     Dec-2002         $196,427.46                $0.00                    $196,427.46                  $0.00                $0.00
     Jan-2003            $0.00                $589,282.38                 $196,427.46                $2,549.92           $390,305.00
     Feb-2003         $390,305.00                $0.00                    $195,152.50                  $0.00             $195,152.50
     Mar-2003         $195,152.50                $0.00                    $195,152.50                  $0.00                $0.00
     Apr-2003            $0.00                $585,457.50                 $195,152.50                $2,594.74           $387,710.26
     May-2003         $387,710.26                $0.00                    $193,855.13                  $0.00             $193,855.13
     Jun-2003         $193,855.13                $0.00                    $193,855.13                  $0.00                $0.00
     Jul-2003            $0.00                $581,565.40                 $193,855.13                $2,640.33           $385,069.94
     Aug-2003         $385,069.94                $0.00                    $192,534.97                  $0.00             $192,534.97
     Sep-2003         $192,534.97                $0.00                    $192,534.97                  $0.00                $0.00
     Oct-2003            $0.00                $577,604.90                 $192,534.97                $2,686.73           $382,383.20
     Nov-2003         $382,383.20                $0.00                    $191,191.60                  $0.00             $191,191.60
     Dec-2003         $191,191.60                $0.00                    $191,191.60                  $0.00                $0.00
     Jan-2004            $0.00                $573,574.79                 $191,191.60                $2,733.95           $379,649.24
     Feb-2004         $379,649.24                $0.00                    $189,824.62                  $0.00             $189,824.62
     Mar-2004         $189,824.62                $0.00                    $189,824.62                  $0.00                $0.00
     Apr-2004            $0.00                $569,473.86                 $189,824.62                $2,782.02           $376,867.22
     May-2004         $376,867.22                $0.00                    $188,433.61                  $0.00             $188,433.61
     Jun-2004         $188,433.61                $0.00                    $188,433.61                  $0.00                $0.00

DAIWA/LEGG MASON                                                     EXHIBIT X-2
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #2

                                                                           (-)
                                                 (+)                   MONTHLY CASH                    (-)
                                              QUARTERLY            FLOW ATTRIBUTABLE TO
        P&I                                   INTEREST                 QUARTERLY PAY                QUARTERLY
      ADVANCE          BEGINNING              CASH FLOW             INTEREST DEPOSITS &              INTEREST             ENDING
        DATE            BALANCE              FROM LOAN #2             SERVICER/TRUSTEE                EXCESS              BALANCE
      -------          ---------             ------------          --------------------             ---------             -------

     Jul-2004            $0.00                $565,300.84                 $188,433.61                $2,830.91           $374,036.32
     Aug-2004         $374,036.32                $0.00                    $187,018.16                  $0.00             $187,018.16
     Sep-2004         $187,018.16                $0.00                    $187,018.16                  $0.00                $0.00
     Oct-2004            $0.00                $561,054.49                 $187,018.16                $2,880.65           $371,155.68
     Nov-2004         $371,155.68                $0.00                    $185,577.84                  $0.00             $185,577.84
     Dec-2004         $185,577.84                $0.00                    $185,577.84                  $0.00                $0.00
     Jan-2005            $0.00                $556,733.51                 $185,577.84                $2,931.29           $368,224.38
     Feb-2005         $368,224.38                $0.00                    $184,112.19                  $0.00             $184,112.19
     Mar-2005         $184,112.19                $0.00                    $184,112.19                  $0.00                $0.00
     Apr-2005            $0.00                $552,336.59                 $184,112.19                $2,982.80           $365,241.60
     May-2005         $365,241.60                $0.00                    $182,620.80                  $0.00             $182,620.80
     Jun-2005         $182,620.80                $0.00                    $182,620.80                  $0.00                $0.00
     Jul-2005            $0.00                $547,862.39                 $182,620.80                $3,035.23           $362,206.36
     Aug-2005         $362,206.36                $0.00                    $181,103.18                  $0.00             $181,103.18
     Sep-2005         $181,103.18                $0.00                    $181,103.18                  $0.00                $0.00
     Oct-2005            $0.00                $543,309.56                 $181,103.18                $3,088.58           $359,117.80
     Nov-2005         $359,117.80                $0.00                    $179,558.90                  $0.00             $179,558.90
     Dec-2005         $179,558.90                $0.00                    $179,558.90                  $0.00                $0.00
     Jan-2006            $0.00                $538,676.71                 $179,558.90                $3,142.85           $355,974.96
     Feb-2006         $355,974.96                $0.00                    $177,987.48                  $0.00             $177,987.48
     Mar-2006         $177,987.48                $0.00                    $177,987.48                  $0.00                $0.00
     Apr-2006            $0.00                $533,962.44                 $177,987.48                $3,198.08           $352,776.88
     May-2006         $352,776.88                $0.00                    $176,388.44                  $0.00             $176,388.44
     Jun-2006         $176,388.44                $0.00                    $176,388.44                  $0.00                $0.00
     Jul-2006            $0.00                $529,165.31                 $176,388.44                $3,254.29           $349,522.58
     Aug-2006         $349,522.58                $0.00                    $174,761.29                  $0.00             $174,761.29
     Sep-2006         $174,761.29                $0.00                    $174,761.29                  $0.00                $0.00
     Oct-2006            $0.00                $524,283.88                 $174,761.29                $3,311.49           $346,211.10
     Nov-2006         $346,211.10                $0.00                    $173,105.55                  $0.00             $173,105.55
     Dec-2006         $173,105.55                $0.00                    $173,105.55                  $0.00                $0.00
     Jan-2007            $0.00                $519,316.65                 $173,105.55                $5,158.54           $341,052.56
     Feb-2007         $341,052.56                $0.00                    $170,526.28                  $0.00             $170,526.28
     Mar-2007         $170,526.28                $0.00                    $170,526.28                  $0.00                $0.00
     Apr-2007            $0.00                $511,578.85                 $170,526.28                $5,249.21           $335,803.36
     May-2007         $335,803.36                $0.00                    $167,901.68                  $0.00             $167,901.68
     Jun-2007         $167,901.68                $0.00                    $167,901.68                  $0.00                $0.00
     Jul-2007            $0.00                $503,705.05                 $167,901.68                $5,341.45           $330,461.92
     Aug-2007         $330,461.92                $0.00                    $165,230.96                  $0.00             $165,230.96

DAIWA/LEGG MASON                                                     EXHIBIT X-2
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #2

                                                                           (-)
                                                 (+)                   MONTHLY CASH                    (-)
                                              QUARTERLY            FLOW ATTRIBUTABLE TO
        P&I                                   INTEREST                 QUARTERLY PAY                QUARTERLY
      ADVANCE          BEGINNING              CASH FLOW             INTEREST DEPOSITS &              INTEREST             ENDING
        DATE            BALANCE              FROM LOAN #2             SERVICER/TRUSTEE                EXCESS              BALANCE
      -------          ---------             ------------          --------------------             ---------             -------

     Sep-2007         $165,230.96                $0.00                    $165,230.96                  $0.00                $0.00
     Oct-2007            $0.00                $495,692.87                 $165,230.96                $5,435.33           $325,026.58
     Nov-2007         $325,026.58                $0.00                    $162,513.29                  $0.00             $162,513.29
     Dec-2007         $162,513.29                $0.00                    $162,513.29                  $0.00                $0.00
     Jan-2008            $0.00                $487,539.88                 $162,513.29                $5,530.85           $319,495.74
     Feb-2008         $319,495.74                $0.00                    $159,747.87                  $0.00             $159,747.87
     Mar-2008         $159,747.87                $0.00                    $159,747.87                  $0.00                $0.00
     Apr-2008            $0.00                $479,243.60                 $159,747.87                $5,628.05           $313,867.68
     May-2008         $313,867.68                $0.00                    $156,933.84                  $0.00             $156,933.84
     Jun-2008         $156,933.84                $0.00                    $156,933.84                  $0.00                $0.00
     Jul-2008            $0.00                $470,801.51                 $156,933.84                $5,726.97           $308,140.70
     Aug-2008         $308,140.70                $0.00                    $154,070.35                  $0.00             $154,070.35
     Sep-2008         $154,070.35                $0.00                    $154,070.35                  $0.00                $0.00
     Oct-2008            $0.00                $462,211.05                 $154,070.35                $5,827.62           $302,313.08
     Nov-2008         $302,313.08                $0.00                    $151,156.54                  $0.00             $151,156.54
     Dec-2008         $151,156.54                $0.00                    $151,156.54                  $0.00                $0.00
     Jan-2009            $0.00                $453,469.62                 $151,156.54                $5,930.04           $296,383.04
     Feb-2009         $296,383.04                $0.00                    $148,191.52                  $0.00             $148,191.52
     Mar-2009         $148,191.52                $0.00                    $148,191.52                  $0.00                $0.00
     Apr-2009            $0.00                $444,574.55                 $148,191.52                $6,034.27           $290,348.76
     May-2009         $290,348.76                $0.00                    $145,174.38                  $0.00             $145,174.38
     Jun-2009         $145,174.38                $0.00                    $145,174.38                  $0.00                $0.00
     Jul-2009            $0.00                $435,523.16                 $145,174.38                $6,140.32           $284,208.46
     Aug-2009         $284,208.46                $0.00                    $142,104.23                  $0.00             $142,104.23
     Sep-2009         $142,104.23                $0.00                    $142,104.23                  $0.00                $0.00
     Oct-2009            $0.00                $426,312.68                 $142,104.23                $6,248.23           $277,960.22
     Nov-2009         $277,960.22                $0.00                    $138,980.11                  $0.00             $138,980.11
     Dec-2009         $138,980.11                $0.00                    $138,980.11                  $0.00                $0.00
     Jan-2010            $0.00                $416,940.33                 $138,980.11                $6,358.04           $271,602.18
     Feb-2010         $271,602.18                $0.00                    $135,801.09                  $0.00             $135,801.09
     Mar-2010         $135,801.09                $0.00                    $135,801.09                  $0.00                $0.00
     Apr-2010            $0.00                $407,403.26                 $135,801.09                $6,469.79           $265,132.38
     May-2010         $265,132.38                $0.00                    $132,566.19                  $0.00             $132,566.19
     Jun-2010         $132,566.19                $0.00                    $132,566.19                  $0.00                $0.00
     Jul-2010            $0.00                $397,698.58                 $132,566.19                $6,583.49           $258,548.90
     Aug-2010         $258,548.90                $0.00                    $129,274.45                  $0.00             $129,274.45
     Sep-2010         $129,274.45                $0.00                    $129,274.45                  $0.00                $0.00
     Oct-2010            $0.00                $387,823.34                 $129,274.45                $6,699.19           $251,849.70

DAIWA/LEGG MASON                                                     EXHIBIT X-2
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #2

                                                                           (-)
                                                 (+)                   MONTHLY CASH                    (-)
                                              QUARTERLY            FLOW ATTRIBUTABLE TO
        P&I                                   INTEREST                 QUARTERLY PAY                QUARTERLY
      ADVANCE          BEGINNING              CASH FLOW             INTEREST DEPOSITS &              INTEREST             ENDING
        DATE            BALANCE              FROM LOAN #2             SERVICER/TRUSTEE                EXCESS              BALANCE
      -------          ---------             ------------          --------------------             ---------             -------

     Nov-2010         $251,849.70                $0.00                    $125,924.85                  $0.00             $125,924.85
     Dec-2010         $125,924.85                $0.00                    $125,924.85                  $0.00                $0.00
     Jan-2011            $0.00                $377,774.54                 $125,924.85                $6,816.93           $245,032.76
     Feb-2011         $245,032.76                $0.00                    $122,516.38                  $0.00             $122,516.38
     Mar-2011         $122,516.38                $0.00                    $122,516.38                  $0.00                $0.00
     Apr-2011            $0.00                $367,549.13                 $122,516.38                $6,936.75           $238,096.00
     May-2011         $238,096.00                $0.00                    $119,048.00                  $0.00             $119,048.00
     Jun-2011         $119,048.00                $0.00                    $119,048.00                  $0.00                $0.00
     Jul-2011            $0.00                $357,144.02                 $119,048.00                $7,058.68           $231,037.34
     Aug-2011         $231,037.34                $0.00                    $115,518.67                  $0.00             $115,518.67
     Sep-2011         $115,518.67                $0.00                    $115,518.67                  $0.00                $0.00
     Oct-2011            $0.00                $346,556.03                 $115,518.67                $7,182.72           $223,854.64
     Nov-2011         $223,854.64                $0.00                    $111,927.32                  $0.00             $111,927.32
     Dec-2011         $111,927.32                $0.00                    $111,927.32                  $0.00                $0.00
     Jan-2012            $0.00                $335,781.95                 $111,927.32                $9,437.69           $214,416.94
     Feb-2012         $214,416.94                $0.00                    $107,208.47                  $0.00             $107,208.47
     Mar-2012         $107,208.47                $0.00                    $107,208.47                  $0.00                $0.00
     Apr-2012            $0.00                $321,625.42                 $107,208.47                $9,603.57           $204,813.38
     May-2012         $204,813.38                $0.00                    $102,406.69                  $0.00             $102,406.69
     Jun-2012         $102,406.69                $0.00                    $102,406.69                  $0.00                $0.00
     Jul-2012            $0.00                $307,220.09                 $102,406.69                $9,772.36           $195,041.04
     Aug-2012         $195,041.04                $0.00                     $97,520.52                  $0.00             $97,520.52
     Sep-2012          $97,520.52                $0.00                     $97,520.52                  $0.00                $0.00
     Oct-2012            $0.00                $292,561.58                  $97,520.52                $9,944.10           $185,096.96
     Nov-2012         $185,096.96                $0.00                     $92,548.48                  $0.00             $92,548.48
     Dec-2012          $92,548.48                $0.00                     $92,548.48                  $0.00                $0.00
     Jan-2013            $0.00                $277,645.45                  $92,548.48               $10,118.87           $174,978.10
     Feb-2013         $174,978.10                $0.00                     $87,489.05                  $0.00             $87,489.05
     Mar-2013          $87,489.05                $0.00                     $87,489.05                  $0.00                $0.00
     Apr-2013            $0.00                $262,467.17                  $87,489.05               $10,296.70           $164,681.42
     May-2013         $164,681.42                $0.00                     $82,340.71                  $0.00             $82,340.71
     Jun-2013          $82,340.71                $0.00                     $82,340.71                  $0.00                $0.00
     Jul-2013            $0.00                $247,022.12                  $82,340.71               $10,477.65           $154,203.76
     Aug-2013         $154,203.76                $0.00                     $77,101.88                  $0.00             $77,101.88
     Sep-2013          $77,101.88                $0.00                     $77,101.88                  $0.00                $0.00
     Oct-2013            $0.00                $231,305.64                  $77,101.88               $10,661.80           $143,541.96
     Nov-2013         $143,541.96                $0.00                     $71,770.98                  $0.00             $71,770.98
     Dec-2013          $71,770.98                $0.00                     $71,770.98                  $0.00                $0.00

DAIWA/LEGG MASON                                                     EXHIBIT X-2
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #2

                                                                           (-)
                                                 (+)                   MONTHLY CASH                    (-)
                                              QUARTERLY            FLOW ATTRIBUTABLE TO
        P&I                                   INTEREST                 QUARTERLY PAY                QUARTERLY
      ADVANCE          BEGINNING              CASH FLOW             INTEREST DEPOSITS &              INTEREST             ENDING
        DATE            BALANCE              FROM LOAN #2             SERVICER/TRUSTEE                EXCESS              BALANCE
      -------          ---------             ------------          --------------------             ---------             -------

     Jan-2014            $0.00                $215,312.93                  $71,770.98               $10,849.19           $132,692.76
     Feb-2014         $132,692.76                $0.00                     $66,346.38                  $0.00             $66,346.38
     Mar-2014          $66,346.38                $0.00                     $66,346.38                  $0.00                $0.00
     Apr-2014            $0.00                $199,039.16                  $66,346.38               $11,039.88           $121,652.90
     May-2014         $121,652.90                $0.00                     $60,826.45                  $0.00             $60,826.45
     Jun-2014          $60,826.45                $0.00                     $60,826.45                  $0.00                $0.00
     Jul-2014            $0.00                $182,479.37                  $60,826.45               $11,233.90           $110,419.02
     Aug-2014         $110,419.02                $0.00                     $55,209.51                  $0.00             $55,209.51
     Sep-2014          $55,209.51                $0.00                     $55,209.51                  $0.00               ($0.00)
     Oct-2014            ($0.00)              $165,628.54                  $55,209.51               $11,431.33           $98,987.70
     Nov-2014          $98,987.70                $0.00                     $49,493.85                  $0.00             $49,493.85
     Dec-2014          $49,493.85                $0.00                     $49,493.85                  $0.00                $0.00
     Jan-2015            $0.00                $148,481.56                  $49,493.85               $11,632.23           $87,355.48
     Feb-2015          $87,355.48                $0.00                     $43,677.74                  $0.00             $43,677.74
     Mar-2015          $43,677.74                $0.00                     $43,677.74                  $0.00                $0.00
     Apr-2015            $0.00                $131,033.22                  $43,677.74               $11,836.66           $75,518.82
     May-2015          $75,518.82                $0.00                     $37,759.41                  $0.00             $37,759.41
     Jun-2015          $37,759.41                $0.00                     $37,759.41                  $0.00                $0.00
     Jul-2015            $0.00                $113,278.23                  $37,759.41               $12,044.70           $63,474.12
     Aug-2015          $63,474.12                $0.00                     $31,737.06                  $0.00             $31,737.06
     Sep-2015          $31,737.06                $0.00                     $31,737.06                  $0.00               ($0.00)
     Oct-2015            ($0.00)               $95,211.20                  $31,737.06               $12,256.38           $51,217.76
     Nov-2015          $51,217.76                $0.00                     $25,608.88                  $0.00             $25,608.88
     Dec-2015          $25,608.88                $0.00                     $25,608.88                  $0.00                $0.00
     Jan-2016            $0.00                 $76,826.63                  $25,608.88               $12,471.79           $38,745.96
     Feb-2016          $38,745.96                $0.00                     $19,372.98                  $0.00             $19,372.98
     Mar-2016          $19,372.98                $0.00                     $19,372.98                  $0.00                $0.00
     Apr-2016            $0.00                 $58,118.96                  $19,372.98               $12,690.98           $26,055.00
     May-2016          $26,055.00                $0.00                     $13,027.50                  $0.00             $13,027.50
     Jun-2016          $13,027.50                $0.00                     $13,027.50                  $0.00                $0.00
     Jul-2016            $0.00                 $39,082.50                  $13,027.50               $12,914.02           $13,140.98
     Aug-2016          $13,140.98                $0.00                     $6,570.49                   $0.00              $6,570.49
     Sep-2016          $6,570.49                 $0.00                     $6,570.49                   $0.00               ($0.00)
     Oct-2016            ($0.00)               $19,711.47                  $6,570.49                $13,140.98              $0.00
                                           --------------------------------------------------------------------
                                            32,994,380.34              32,580,308.28                414,072.06
                                           --------------------------------------------------------------------

DAIWA/LEGG MASON                                                     EXHIBIT X-3
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #3

                                                                              (-)
                                                     (+)                 MONTHLY CASH                 (-)
                                                  QUARTERLY           FLOW ATTRIBUTABLE TO
         P&I                                       INTEREST              QUARTERLY PAY            QUARTERLY
       ADVANCE             BEGINNING              CASH FLOW            INTEREST DEPOSITS &         INTEREST             ENDING
        DATE                BALANCE              FROM LOAN #3           SERVICER/TRUSTEE            EXCESS              BALANCE
       -------             ---------             ------------         --------------------        ---------             -------

                          $771,336.57                                                                                 $771,336.57
      Apr-1998            $771,336.57                $0.00                 $385,668.26               $0.00            $385,668.31
      May-1998            $385,668.31                $0.00                 $385,668.26               $0.00               $0.05
      Jun-1998               $0.05               $1,157,004.77             $385,668.26               $0.00            $771,336.56
      Jul-1998            $771,336.56                $0.00                 $385,668.26               $0.00            $385,668.30
      Aug-1998            $385,668.30                $0.00                 $385,668.26               $0.00               $0.04
      Sep-1998               $0.04               $1,157,004.77             $385,668.26               $0.00            $771,336.55
      Oct-1998            $771,336.55                $0.00                 $385,668.26               $0.00            $385,668.29
      Nov-1998            $385,668.29                $0.00                 $385,668.26               $0.00               $0.03
      Dec-1998               $0.03               $1,157,004.77             $385,668.26               $0.00            $771,336.54
      Jan-1999            $771,336.54                $0.00                 $385,668.26               $0.00            $385,668.28
      Feb-1999            $385,668.28                $0.00                 $385,668.26               $0.00               $0.02
      Mar-1999               $0.02               $1,157,004.77             $385,668.26               $0.00            $771,336.53
      Apr-1999            $771,336.53                $0.00                 $385,668.26               $0.00            $385,668.27
      May-1999            $385,668.27                $0.00                 $385,668.26               $0.00               $0.01
      Jun-1999               $0.01               $1,157,004.77             $385,668.26               $0.00            $771,336.52
      Jul-1999            $771,336.52                $0.00                 $385,668.26               $0.00            $385,668.26
      Aug-1999            $385,668.26                $0.00                 $385,668.26               $0.00               $0.00
      Sep-1999               $0.00               $1,157,004.77             $385,668.26            $14,259.57          $757,076.94
      Oct-1999            $757,076.94                $0.00                 $378,538.47               $0.00            $378,538.47
      Nov-1999            $378,538.47                $0.00                 $378,538.47               $0.00               $0.00
      Dec-1999               $0.00               $1,135,615.41             $378,538.47             $1,218.92          $755,858.02
      Jan-2000            $755,858.02                $0.00                 $377,929.01               $0.00            $377,929.01
      Feb-2000            $377,929.01                $0.00                 $377,929.01               $0.00               $0.00
      Mar-2000               $0.00               $1,133,787.02             $377,929.01             $1,239.91          $754,618.10
      Apr-2000            $754,618.10                $0.00                 $377,309.05               $0.00            $377,309.05
      May-2000            $377,309.05                $0.00                 $377,309.05               $0.00               $0.00
      Jun-2000               $0.00               $1,131,927.15             $377,309.05             $1,261.28          $753,356.82
      Jul-2000            $753,356.82                $0.00                 $376,678.41               $0.00            $376,678.41
      Aug-2000            $376,678.41                $0.00                 $376,678.41               $0.00               $0.00
      Sep-2000               $0.00               $1,130,035.23             $376,678.41             $1,283.00          $752,073.82
      Oct-2000            $752,073.82                $0.00                 $376,036.91               $0.00            $376,036.91
      Nov-2000            $376,036.91                $0.00                 $376,036.91               $0.00               $0.00
      Dec-2000               $0.00               $1,128,110.73             $376,036.91             $1,305.10          $750,768.72
      Jan-2001            $750,768.72                $0.00                 $375,384.36               $0.00            $375,384.36
      Feb-2001            $375,384.36                $0.00                 $375,384.36               $0.00               $0.00
      Mar-2001               $0.00               $1,126,153.08             $375,384.36             $1,327.58          $749,441.14
      Apr-2001            $749,441.14                $0.00                 $374,720.57               $0.00            $374,720.57

DAIWA/LEGG MASON                                                     EXHIBIT X-3
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #3

                                                                              (-)
                                                     (+)                 MONTHLY CASH                 (-)
                                                  QUARTERLY           FLOW ATTRIBUTABLE TO
         P&I                                       INTEREST              QUARTERLY PAY            QUARTERLY
       ADVANCE             BEGINNING              CASH FLOW            INTEREST DEPOSITS &         INTEREST             ENDING
        DATE                BALANCE              FROM LOAN #3           SERVICER/TRUSTEE            EXCESS              BALANCE
       -------             ---------             ------------         --------------------        ---------             -------

      May-2001            $374,720.57                $0.00                 $374,720.57               $0.00               $0.00
      Jun-2001               $0.00               $1,124,161.71             $374,720.57             $1,350.46          $748,090.68
      Jul-2001            $748,090.68                $0.00                 $374,045.34               $0.00            $374,045.34
      Aug-2001            $374,045.34                $0.00                 $374,045.34               $0.00               $0.00
      Sep-2001               $0.00               $1,122,136.03             $374,045.34             $1,373.71          $746,716.98
      Oct-2001            $746,716.98                $0.00                 $373,358.49               $0.00            $373,358.49
      Nov-2001            $373,358.49                $0.00                 $373,358.49               $0.00               $0.00
      Dec-2001               $0.00               $1,120,075.47             $373,358.49             $1,397.38          $745,319.60
      Jan-2002            $745,319.60                $0.00                 $372,659.80               $0.00            $372,659.80
      Feb-2002            $372,659.80                $0.00                 $372,659.80               $0.00               $0.00
      Mar-2002               $0.00               $1,117,979.41             $372,659.80             $1,421.45          $743,898.16
      Apr-2002            $743,898.16                $0.00                 $371,949.08               $0.00            $371,949.08
      May-2002            $371,949.08                $0.00                 $371,949.08               $0.00               $0.00
      Jun-2002               $0.00               $1,115,847.24             $371,949.08             $1,445.92          $742,452.24
      Jul-2002            $742,452.24                $0.00                 $371,226.12               $0.00            $371,226.12
      Aug-2002            $371,226.12                $0.00                 $371,226.12               $0.00               $0.00
      Sep-2002               $0.00               $1,113,678.35             $371,226.12             $1,470.83          $740,981.40
      Oct-2002            $740,981.40                $0.00                 $370,490.70               $0.00            $370,490.70
      Nov-2002            $370,490.70                $0.00                 $370,490.70               $0.00               $0.00
      Dec-2002               $0.00               $1,111,472.10             $370,490.70             $1,496.16          $739,485.24
      Jan-2003            $739,485.24                $0.00                 $369,742.62               $0.00            $369,742.62
      Feb-2003            $369,742.62                $0.00                 $369,742.62               $0.00               $0.00
      Mar-2003               $0.00               $1,109,227.85             $369,742.62             $1,521.93          $737,963.30
      Apr-2003            $737,963.30                $0.00                 $368,981.65               $0.00            $368,981.65
      May-2003            $368,981.65                $0.00                 $368,981.65               $0.00               $0.00
      Jun-2003               $0.00               $1,106,944.94             $368,981.65             $1,548.15          $736,415.14
      Jul-2003            $736,415.14                $0.00                 $368,207.57               $0.00            $368,207.57
      Aug-2003            $368,207.57                $0.00                 $368,207.57               $0.00               $0.00
      Sep-2003               $0.00               $1,104,622.71             $368,207.57             $1,574.82          $734,840.32
      Oct-2003            $734,840.32                $0.00                 $367,420.16               $0.00            $367,420.16
      Nov-2003            $367,420.16                $0.00                 $367,420.16               $0.00               $0.00
      Dec-2003               $0.00               $1,102,260.48             $367,420.16             $1,601.94          $733,238.38
      Jan-2004            $733,238.38                $0.00                 $366,619.19               $0.00            $366,619.19
      Feb-2004            $366,619.19                $0.00                 $366,619.19               $0.00               $0.00
      Mar-2004               $0.00               $1,099,857.56             $366,619.19             $1,629.55          $731,608.82
      Apr-2004            $731,608.82                $0.00                 $365,804.41               $0.00            $365,804.41
      May-2004            $365,804.41                $0.00                 $365,804.41               $0.00               $0.00
      Jun-2004               $0.00               $1,097,413.24             $365,804.41             $1,657.61          $729,951.22

DAIWA/LEGG MASON                                                     EXHIBIT X-3
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #3

                                                                              (-)
                                                     (+)                 MONTHLY CASH                 (-)
                                                  QUARTERLY           FLOW ATTRIBUTABLE TO
         P&I                                       INTEREST              QUARTERLY PAY            QUARTERLY
       ADVANCE             BEGINNING              CASH FLOW            INTEREST DEPOSITS &         INTEREST             ENDING
        DATE                BALANCE              FROM LOAN #3           SERVICER/TRUSTEE            EXCESS              BALANCE
       -------             ---------             ------------         --------------------        ---------             -------

      Jul-2004            $729,951.22                $0.00                 $364,975.61               $0.00            $364,975.61
      Aug-2004            $364,975.61                $0.00                 $364,975.61               $0.00               $0.00
      Sep-2004               $0.00               $1,094,926.83             $364,975.61             $4,395.48          $725,555.74
      Oct-2004            $725,555.74                $0.00                 $362,777.87               $0.00            $362,777.87
      Nov-2004            $362,777.87                $0.00                 $362,777.87               $0.00               $0.00
      Dec-2004               $0.00               $1,088,333.60             $362,777.87             $4,471.19          $721,084.54
      Jan-2005            $721,084.54                $0.00                 $360,542.27               $0.00            $360,542.27
      Feb-2005            $360,542.27                $0.00                 $360,542.27               $0.00               $0.00
      Mar-2005               $0.00               $1,081,626.81             $360,542.27             $4,548.20          $716,536.34
      Apr-2005            $716,536.34                $0.00                 $358,268.17               $0.00            $358,268.17
      May-2005            $358,268.17                $0.00                 $358,268.17               $0.00               $0.00
      Jun-2005               $0.00               $1,074,804.50             $358,268.17             $4,626.55          $711,909.78
      Jul-2005            $711,909.78                $0.00                 $355,954.89               $0.00            $355,954.89
      Aug-2005            $355,954.89                $0.00                 $355,954.89               $0.00               $0.00
      Sep-2005               $0.00               $1,067,864.67             $355,954.89             $4,706.24          $707,203.54
      Oct-2005            $707,203.54                $0.00                 $353,601.77               $0.00            $353,601.77
      Nov-2005            $353,601.77                $0.00                 $353,601.77               $0.00               $0.00
      Dec-2005               $0.00               $1,060,805.30             $353,601.77             $4,787.31          $702,416.22
      Jan-2006            $702,416.22                $0.00                 $351,208.11               $0.00            $351,208.11
      Feb-2006            $351,208.11                $0.00                 $351,208.11               $0.00               $0.00
      Mar-2006               $0.00               $1,053,624.33             $351,208.11             $4,869.78          $697,546.44
      Apr-2006            $697,546.44                $0.00                 $348,773.22               $0.00            $348,773.22
      May-2006            $348,773.22                $0.00                 $348,773.22               $0.00               $0.00
      Jun-2006               $0.00               $1,046,319.68             $348,773.22             $4,953.66          $692,592.80
      Jul-2006            $692,592.80                $0.00                 $346,296.40               $0.00            $346,296.40
      Aug-2006            $346,296.40                $0.00                 $346,296.40               $0.00               $0.00
      Sep-2006               $0.00               $1,038,889.19             $346,296.40             $5,038.97          $687,553.82
      Oct-2006            $687,553.82                $0.00                 $343,776.91               $0.00            $343,776.91
      Nov-2006            $343,776.91                $0.00                 $343,776.91               $0.00               $0.00
      Dec-2006               $0.00               $1,031,330.72             $343,776.91             $5,125.77          $682,428.04
      Jan-2007            $682,428.04                $0.00                 $341,214.02               $0.00            $341,214.02
      Feb-2007            $341,214.02                $0.00                 $341,214.02               $0.00               $0.00
      Mar-2007               $0.00               $1,023,642.06             $341,214.02             $5,214.08          $677,213.96
      Apr-2007            $677,213.96                $0.00                 $338,606.98               $0.00            $338,606.98
      May-2007            $338,606.98                $0.00                 $338,606.98               $0.00               $0.00
      Jun-2007               $0.00               $1,015,820.96             $338,606.98             $5,303.90          $671,910.08
      Jul-2007            $671,910.08                $0.00                 $335,955.04               $0.00            $335,955.04
      Aug-2007            $335,955.04                $0.00                 $335,955.04               $0.00               $0.00

DAIWA/LEGG MASON                                                     EXHIBIT X-3
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #3

                                                                              (-)
                                                     (+)                 MONTHLY CASH                 (-)
                                                  QUARTERLY           FLOW ATTRIBUTABLE TO
         P&I                                       INTEREST              QUARTERLY PAY            QUARTERLY
       ADVANCE             BEGINNING              CASH FLOW            INTEREST DEPOSITS &         INTEREST             ENDING
        DATE                BALANCE              FROM LOAN #3           SERVICER/TRUSTEE            EXCESS              BALANCE
       -------             ---------             ------------         --------------------        ---------             -------

      Sep-2007               $0.00               $1,007,865.13             $335,955.04             $5,395.25          $666,514.84
      Oct-2007            $666,514.84                $0.00                 $333,257.42               $0.00            $333,257.42
      Nov-2007            $333,257.42                $0.00                 $333,257.42               $0.00               $0.00
      Dec-2007               $0.00                $999,772.27              $333,257.42             $5,488.17          $661,026.68
      Jan-2008            $661,026.68                $0.00                 $330,513.34               $0.00            $330,513.34
      Feb-2008            $330,513.34                $0.00                 $330,513.34               $0.00               $0.00
      Mar-2008               $0.00                $991,540.01              $330,513.34             $5,582.71          $655,443.96
      Apr-2008            $655,443.96                $0.00                 $327,721.98               $0.00            $327,721.98
      May-2008            $327,721.98                $0.00                 $327,721.98               $0.00               $0.00
      Jun-2008               $0.00                $983,165.95              $327,721.98             $5,678.87          $649,765.10
      Jul-2008            $649,765.10                $0.00                 $324,882.55               $0.00            $324,882.55
      Aug-2008            $324,882.55                $0.00                 $324,882.55               $0.00               $0.00
      Sep-2008               $0.00                $974,647.65              $324,882.55             $5,776.68          $643,988.42
      Oct-2008            $643,988.42                $0.00                 $321,994.21               $0.00            $321,994.21
      Nov-2008            $321,994.21                $0.00                 $321,994.21               $0.00               $0.00
      Dec-2008               $0.00                $965,982.62              $321,994.21             $5,876.19          $638,112.22
      Jan-2009            $638,112.22                $0.00                 $319,056.11               $0.00            $319,056.11
      Feb-2009            $319,056.11                $0.00                 $319,056.11               $0.00               $0.00
      Mar-2009               $0.00                $957,168.33              $319,056.11             $5,977.40          $632,134.82
      Apr-2009            $632,134.82                $0.00                 $316,067.41               $0.00            $316,067.41
      May-2009            $316,067.41                $0.00                 $316,067.41               $0.00               $0.00
      Jun-2009               $0.00                $948,202.22              $316,067.41             $6,080.37          $626,054.44
      Jul-2009            $626,054.44                $0.00                 $313,027.22               $0.00            $313,027.22
      Aug-2009            $313,027.22                $0.00                 $313,027.22               $0.00               $0.00
      Sep-2009               $0.00                $939,081.66              $313,027.22             $9,409.20          $616,645.24
      Oct-2009            $616,645.24                $0.00                 $308,322.62               $0.00            $308,322.62
      Nov-2009            $308,322.62                $0.00                 $308,322.62               $0.00               $0.00
      Dec-2009               $0.00                $924,967.88              $308,322.62             $9,571.28          $607,073.98
      Jan-2010            $607,073.98                $0.00                 $303,536.99               $0.00            $303,536.99
      Feb-2010            $303,536.99                $0.00                 $303,536.99               $0.00               $0.00
      Mar-2010               $0.00                $910,610.98              $303,536.99             $9,736.13          $597,337.86
      Apr-2010            $597,337.86                $0.00                 $298,668.93               $0.00            $298,668.93
      May-2010            $298,668.93                $0.00                 $298,668.93               $0.00               $0.00
      Jun-2010               $0.00                $896,006.78              $298,668.93             $9,903.83          $587,434.02
      Jul-2010            $587,434.02                $0.00                 $293,717.01               $0.00            $293,717.01
      Aug-2010            $293,717.01                $0.00                 $293,717.01               $0.00               $0.00
      Sep-2010               $0.00                $881,151.02              $293,717.01            $10,074.43          $577,359.58
      Oct-2010            $577,359.58                $0.00                 $288,679.79               $0.00            $288,679.79

DAIWA/LEGG MASON                                                     EXHIBIT X-3
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #3

                                                                              (-)
                                                     (+)                 MONTHLY CASH                 (-)
                                                  QUARTERLY           FLOW ATTRIBUTABLE TO
         P&I                                       INTEREST              QUARTERLY PAY            QUARTERLY
       ADVANCE             BEGINNING              CASH FLOW            INTEREST DEPOSITS &         INTEREST             ENDING
        DATE                BALANCE              FROM LOAN #3           SERVICER/TRUSTEE            EXCESS              BALANCE
       -------             ---------             ------------         --------------------        ---------             -------

      Nov-2010            $288,679.79                $0.00                 $288,679.79               $0.00               $0.00
      Dec-2010               $0.00                $866,039.38              $288,679.79            $10,247.97          $567,111.62
      Jan-2011            $567,111.62                $0.00                 $283,555.81               $0.00            $283,555.81
      Feb-2011            $283,555.81                $0.00                 $283,555.81               $0.00               $0.00
      Mar-2011               $0.00                $850,667.44              $283,555.81            $10,424.49          $556,687.14
      Apr-2011            $556,687.14                $0.00                 $278,343.57               $0.00            $278,343.57
      May-2011            $278,343.57                $0.00                 $278,343.57               $0.00               $0.00
      Jun-2011               $0.00                $835,030.71              $278,343.57            $10,604.04          $546,083.10
      Jul-2011            $546,083.10                $0.00                 $273,041.55               $0.00            $273,041.55
      Aug-2011            $273,041.55                $0.00                 $273,041.55               $0.00               $0.00
      Sep-2011               $0.00                $819,124.64              $273,041.55            $10,786.69          $535,296.40
      Oct-2011            $535,296.40                $0.00                 $267,648.20               $0.00            $267,648.20
      Nov-2011            $267,648.20                $0.00                 $267,648.20               $0.00               $0.00
      Dec-2011               $0.00                $802,944.59              $267,648.20            $10,972.49          $524,323.90
      Jan-2012            $524,323.90                $0.00                 $262,161.95               $0.00            $262,161.95
      Feb-2012            $262,161.95                $0.00                 $262,161.95               $0.00               $0.00
      Mar-2012               $0.00                $786,485.84              $262,161.95            $11,161.49          $513,162.40
      Apr-2012            $513,162.40                $0.00                 $256,581.20               $0.00            $256,581.20
      May-2012            $256,581.20                $0.00                 $256,581.20               $0.00               $0.00
      Jun-2012               $0.00                $769,743.59              $256,581.20            $11,353.75          $501,808.64
      Jul-2012            $501,808.64                $0.00                 $250,904.32               $0.00            $250,904.32
      Aug-2012            $250,904.32                $0.00                 $250,904.32               $0.00               $0.00
      Sep-2012               $0.00                $752,712.95              $250,904.32            $11,549.33          $490,259.30
      Oct-2012            $490,259.30                $0.00                 $245,129.65               $0.00            $245,129.65
      Nov-2012            $245,129.65                $0.00                 $245,129.65               $0.00               $0.00
      Dec-2012               $0.00                $735,388.96              $245,129.65            $11,748.27          $478,511.04
      Jan-2013            $478,511.04                $0.00                 $239,255.52               $0.00            $239,255.52
      Feb-2013            $239,255.52                $0.00                 $239,255.52               $0.00               $0.00
      Mar-2013               $0.00                $717,766.57              $239,255.52            $11,950.63          $466,560.42
      Apr-2013            $466,560.42                $0.00                 $233,280.21               $0.00            $233,280.21
      May-2013            $233,280.21                $0.00                 $233,280.21               $0.00               $0.00
      Jun-2013               $0.00                $699,840.62              $233,280.21            $12,156.47          $454,403.94
      Jul-2013            $454,403.94                $0.00                 $227,201.97               $0.00            $227,201.97
      Aug-2013            $227,201.97                $0.00                 $227,201.97               $0.00               $0.00
      Sep-2013               $0.00                $681,605.91              $227,201.97            $12,365.88          $442,038.06
      Oct-2013            $442,038.06                $0.00                 $221,019.03               $0.00            $221,019.03
      Nov-2013            $221,019.03                $0.00                 $221,019.03               $0.00               $0.00
      Dec-2013               $0.00                $663,057.10              $221,019.03            $12,578.89          $429,459.18

DAIWA/LEGG MASON                                                     EXHIBIT X-3
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #3

                                                                              (-)
                                                     (+)                 MONTHLY CASH                 (-)
                                                  QUARTERLY           FLOW ATTRIBUTABLE TO
         P&I                                       INTEREST              QUARTERLY PAY            QUARTERLY
       ADVANCE             BEGINNING              CASH FLOW            INTEREST DEPOSITS &         INTEREST             ENDING
        DATE                BALANCE              FROM LOAN #3           SERVICER/TRUSTEE            EXCESS              BALANCE
       -------             ---------             ------------         --------------------        ---------             -------

      Jan-2014            $429,459.18                $0.00                 $214,729.59               $0.00            $214,729.59
      Feb-2014            $214,729.59                $0.00                 $214,729.59               $0.00               $0.00
      Mar-2014               $0.00                $644,188.78              $214,729.59            $12,795.55          $416,663.64
      Apr-2014            $416,663.64                $0.00                 $208,331.82               $0.00            $208,331.82
      May-2014            $208,331.82                $0.00                 $208,331.82               $0.00               $0.00
      Jun-2014               $0.00                $624,995.46              $208,331.82            $13,015.96          $403,647.68
      Jul-2014            $403,647.68                $0.00                 $201,823.84               $0.00            $201,823.84
      Aug-2014            $201,823.84                $0.00                 $201,823.84               $0.00               $0.00
      Sep-2014               $0.00                $605,471.54              $201,823.84            $17,076.82          $386,570.88
      Oct-2014            $386,570.88                $0.00                 $193,285.44               $0.00            $193,285.44
      Nov-2014            $193,285.44                $0.00                 $193,285.44               $0.00               $0.00
      Dec-2014               $0.00                $579,856.32              $193,285.44            $17,370.96          $369,199.92
      Jan-2015            $369,199.92                $0.00                 $184,599.96               $0.00            $184,599.96
      Feb-2015            $184,599.96                $0.00                 $184,599.96               $0.00               $0.00
      Mar-2015               $0.00                $553,799.87              $184,599.96            $17,670.17          $351,529.74
      Apr-2015            $351,529.74                $0.00                 $175,764.87               $0.00            $175,764.87
      May-2015            $175,764.87                $0.00                 $175,764.87               $0.00               $0.00
      Jun-2015               $0.00                $527,294.60              $175,764.87            $17,974.55          $333,555.18
      Jul-2015            $333,555.18                $0.00                 $166,777.59               $0.00            $166,777.59
      Aug-2015            $166,777.59                $0.00                 $166,777.59               $0.00               $0.00
      Sep-2015               $0.00                $500,332.78              $166,777.59            $18,284.17          $315,271.02
      Oct-2015            $315,271.02                $0.00                 $157,635.51               $0.00            $157,635.51
      Nov-2015            $157,635.51                $0.00                 $157,635.51               $0.00               $0.00
      Dec-2015               $0.00                $472,906.54              $157,635.51            $18,599.11          $296,671.92
      Jan-2016            $296,671.92                $0.00                 $148,335.96               $0.00            $148,335.96
      Feb-2016            $148,335.96                $0.00                 $148,335.96               $0.00               $0.00
      Mar-2016               $0.00                $445,007.89              $148,335.96            $18,919.49          $277,752.44
      Apr-2016            $277,752.44                $0.00                 $138,876.22               $0.00            $138,876.22
      May-2016            $138,876.22                $0.00                 $138,876.22               $0.00               $0.00
      Jun-2016               $0.00                $416,628.68              $138,876.22            $19,245.38          $258,507.08
      Jul-2016            $258,507.08                $0.00                 $129,253.54               $0.00            $129,253.54
      Aug-2016            $129,253.54                $0.00                 $129,253.54               $0.00               $0.00
      Sep-2016               $0.00                $387,760.63              $129,253.54            $19,576.87          $238,930.22
      Oct-2016            $238,930.22                $0.00                 $119,465.11               $0.00            $119,465.11
      Nov-2016            $119,465.11                $0.00                 $119,465.11               $0.00               $0.00
      Dec-2016               $0.00                $358,395.34              $119,465.11            $19,914.09          $219,016.14
      Jan-2017            $219,016.14                $0.00                 $109,508.07               $0.00            $109,508.07
      Feb-2017            $109,508.07                $0.00                 $109,508.07               $0.00               $0.00

DAIWA/LEGG MASON                                                     EXHIBIT X-3
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #3

                                                                              (-)
                                                     (+)                 MONTHLY CASH                 (-)
                                                  QUARTERLY           FLOW ATTRIBUTABLE TO
         P&I                                       INTEREST              QUARTERLY PAY            QUARTERLY
       ADVANCE             BEGINNING              CASH FLOW            INTEREST DEPOSITS &         INTEREST             ENDING
        DATE                BALANCE              FROM LOAN #3           SERVICER/TRUSTEE            EXCESS              BALANCE
       -------             ---------             ------------         --------------------        ---------             -------

      Mar-2017               $0.00                $328,524.23              $109,508.07            $20,257.10          $198,759.06
      Apr-2017            $198,759.06                $0.00                  $99,379.53               $0.00            $99,379.53
      May-2017             $99,379.53                $0.00                  $99,379.53               $0.00               $0.00
      Jun-2017               $0.00                $298,138.59               $99,379.53            $20,606.02          $178,153.04
      Jul-2017            $178,153.04                $0.00                  $89,076.52               $0.00            $89,076.52
      Aug-2017             $89,076.52                $0.00                  $89,076.52               $0.00               $0.00
      Sep-2017               $0.00                $267,229.55               $89,076.52            $20,960.95          $157,192.08
      Oct-2017            $157,192.08                $0.00                  $78,596.04               $0.00            $78,596.04
      Nov-2017             $78,596.04                $0.00                  $78,596.04               $0.00               $0.00
      Dec-2017               $0.00                $235,788.11               $78,596.04            $21,322.01          $135,870.06
      Jan-2018            $135,870.06                $0.00                  $67,935.03               $0.00            $67,935.03
      Feb-2018             $67,935.03                $0.00                  $67,935.03               $0.00               $0.00
      Mar-2018               $0.00                $203,805.09               $67,935.03            $21,689.28          $114,180.78
      Apr-2018            $114,180.78                $0.00                  $57,090.39               $0.00            $57,090.39
      May-2018             $57,090.39                $0.00                  $57,090.39               $0.00               $0.00
      Jun-2018               $0.00                $171,271.16               $57,090.39            $22,062.89          $92,117.88
      Jul-2018             $92,117.88                $0.00                  $46,058.94               $0.00            $46,058.94
      Aug-2018             $46,058.94                $0.00                  $46,058.94               $0.00               $0.00
      Sep-2018               $0.00                $138,176.84               $46,058.94            $22,442.92          $69,674.98
      Oct-2018             $69,674.98                $0.00                  $34,837.49               $0.00            $34,837.49
      Nov-2018             $34,837.49                $0.00                  $34,837.49               $0.00               $0.00
      Dec-2018               $0.00                $104,512.46               $34,837.49            $22,829.49          $46,845.48
      Jan-2019             $46,845.48                $0.00                  $23,422.74               $0.00            $23,422.74
      Feb-2019             $23,422.74                $0.00                  $23,422.74               $0.00               $0.00
      Mar-2019               $0.00                 $70,268.22               $23,422.74            $23,222.74          $23,622.74
      Apr-2019             $23,622.74                $0.00                  $11,811.37               $0.00            $11,811.37
      May-2019             $11,811.37                $0.00                  $11,811.37               $0.00               $0.00
      Jun-2019               $0.00                 $35,434.12               $11,811.37            $23,622.75             $0.00
                                               --------------------------------------------------------------
                                                71,181,680.58            71,181,680.58            771,336.57
                                               --------------------------------------------------------------

DAIWA/LEGG MASON                                               EXHIBIT X SUMMARY
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #1, 2 AND 3


                                                                         (-)
                                                 (+)                MONTHLY CASH             (-)
                                              QUARTERLY         FLOW ATTRIBUTABLE TO
        P&I                                    INTEREST            QUARTERLY PAY          QUARTERLY
      ADVANCE            BEGINNING            CASH FLOW          INTEREST DEPOSITS &       INTEREST               ENDING
       DATE               BALANCE             FROM LOANS          SERVICER/TRUSTEE          EXCESS                BALANCE
      -------            ---------            ----------        --------------------      ---------               -------

                                              $771,336.57                                                       $771,336.57
     Apr-1998           $771,336.57           $822,256.15           $653,048.70           $20,788.63            $919,755.39
     May-1998           $919,755.39              $0.00              $652,711.80              $0.00              $267,043.59
     Jun-1998           $267,043.59          $1,157,004.77          $652,711.80              $0.00              $771,336.56
     Jul-1998           $771,336.56           $801,130.63           $652,711.80             $784.89             $918,970.50
     Aug-1998           $918,970.50              $0.00              $652,319.36              $0.00              $266,651.14
     Sep-1998           $266,651.14          $1,157,004.77          $652,319.36              $0.00              $771,336.55
     Oct-1998           $771,336.55           $799,953.31           $652,319.36             $798.89             $918,171.61
     Nov-1998           $918,171.61              $0.00              $651,919.92              $0.01              $266,251.69
     Dec-1998           $266,251.69          $1,157,004.77          $651,919.92              $0.00              $771,336.54
     Jan-1999           $771,336.54           $798,754.99           $651,919.92             $813.13             $917,358.48
     Feb-1999           $917,358.48              $0.00              $651,513.36              $0.01              $265,845.12
     Mar-1999           $265,845.12          $1,157,004.77          $651,513.36              $0.00              $771,336.53
     Apr-1999           $771,336.53           $797,535.29           $651,513.36             $827.65             $916,530.81
     May-1999           $916,530.81              $0.00              $651,099.53              $0.01              $265,431.28
     Jun-1999           $265,431.28          $1,157,004.77          $651,099.53              $0.00              $771,336.52
     Jul-1999           $771,336.52           $796,293.82           $651,099.53             $842.41             $915,688.40
     Aug-1999           $915,688.40              $0.00              $650,678.33              $0.01              $265,010.07
     Sep-1999           $265,010.07          $1,157,004.77          $650,678.33           $14,259.57            $757,076.94
     Oct-1999           $757,076.94           $795,030.21           $643,548.54             $857.44             $907,701.17
     Nov-1999           $907,701.17              $0.00              $643,119.82              $0.00              $264,581.35
     Dec-1999           $264,581.35          $1,135,615.41          $643,119.82            $1,218.92            $755,858.02
     Jan-2000           $755,858.02           $793,744.05           $642,510.36             $872.74             $906,218.97
     Feb-2000           $906,218.97              $0.00              $642,073.99              $0.00              $264,144.98
     Mar-2000           $264,144.98          $1,133,787.02          $642,073.99            $1,239.91            $754,618.10
     Apr-2000           $754,618.10           $792,434.94           $641,454.03             $888.30             $904,710.71
     May-2000           $904,710.71              $0.00              $641,009.88              $0.00              $263,700.83
     Jun-2000           $263,700.83          $1,131,927.15          $641,009.88            $1,261.28            $753,356.82
     Jul-2000           $753,356.82           $791,102.47           $640,379.24             $904.16             $903,175.89
     Aug-2000           $903,175.89              $0.00              $639,927.15              $0.00              $263,248.74
     Sep-2000           $263,248.74          $1,130,035.23          $639,927.15            $1,283.00            $752,073.82
     Oct-2000           $752,073.82           $789,746.22           $639,285.65             $920.30             $901,614.09
     Nov-2000           $901,614.09              $0.00              $638,825.50              $0.00              $262,788.59
     Dec-2000           $262,788.59          $1,128,110.73          $638,825.50            $1,305.10            $750,768.72
     Jan-2001           $750,768.72           $788,365.78           $638,172.95             $936.73             $900,024.82
     Feb-2001           $900,024.82              $0.00              $637,704.59              $0.00              $262,320.23
     Mar-2001           $262,320.23          $1,126,153.08          $637,704.59            $1,327.58            $749,441.14
     Apr-2001           $749,441.14           $786,960.70           $637,040.80             $953.45             $898,407.59

DAIWA/LEGG MASON                                               EXHIBIT X SUMMARY
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #1, 2 AND 3


                                                                         (-)
                                                 (+)                MONTHLY CASH             (-)
                                              QUARTERLY         FLOW ATTRIBUTABLE TO
        P&I                                    INTEREST            QUARTERLY PAY          QUARTERLY
      ADVANCE            BEGINNING            CASH FLOW          INTEREST DEPOSITS &       INTEREST               ENDING
       DATE               BALANCE             FROM LOANS          SERVICER/TRUSTEE          EXCESS                BALANCE
      -------            ---------            ----------        --------------------      ---------               -------

     May-2001           $898,407.59              $0.00              $636,564.08              $0.00              $261,843.51
     Jun-2001           $261,843.51          $1,124,161.71          $636,564.08            $1,350.46            $748,090.68
     Jul-2001           $748,090.68           $785,530.54           $635,888.85             $970.45             $896,761.92
     Aug-2001           $896,761.92              $0.00              $635,403.63              $0.00              $261,358.29
     Sep-2001           $261,358.29          $1,122,136.03          $635,403.63            $1,373.71            $746,716.98
     Oct-2001           $746,716.98           $784,074.86           $634,716.78             $987.77             $895,087.29
     Nov-2001           $895,087.29              $0.00              $634,222.89              $0.00              $260,864.40
     Dec-2001           $260,864.40          $1,120,075.47          $634,222.89            $1,397.38            $745,319.60
     Jan-2002           $745,319.60           $782,593.21           $633,524.20            $2,508.63            $891,879.98
     Feb-2002           $891,879.98              $0.00              $632,269.89              $0.00              $259,610.09
     Mar-2002           $259,610.09          $1,117,979.41          $632,269.89            $1,421.45            $743,898.16
     Apr-2002           $743,898.16           $778,830.25           $631,559.17            $2,552.98            $888,616.26
     May-2002           $888,616.26              $0.00              $630,282.67              $0.00              $258,333.59
     Jun-2002           $258,333.59          $1,115,847.24          $630,282.67            $1,445.92            $742,452.24
     Jul-2002           $742,452.24           $775,000.75           $629,559.71            $2,598.14            $885,295.14
     Aug-2002           $885,295.14              $0.00              $628,260.63              $0.00              $257,034.51
     Sep-2002           $257,034.51          $1,113,678.35          $628,260.63            $1,470.83            $740,981.40
     Oct-2002           $740,981.40           $771,103.53           $627,525.21            $2,644.10            $881,915.62
     Nov-2002           $881,915.62              $0.00              $626,203.16              $0.00              $255,712.46
     Dec-2002           $255,712.46          $1,111,472.10          $626,203.16            $1,496.16            $739,485.24
     Jan-2003           $739,485.24           $767,137.38           $625,455.08            $3,160.88            $878,006.66
     Feb-2003           $878,006.66              $0.00              $623,874.64              $0.00              $254,132.02
     Mar-2003           $254,132.02          $1,109,227.85          $623,874.64            $1,521.93            $737,963.30
     Apr-2003           $737,963.30           $762,396.07           $623,113.67            $3,217.73            $874,027.97
     May-2003           $874,027.97              $0.00              $621,504.81              $0.00              $252,523.16
     Jun-2003           $252,523.16          $1,106,944.94          $621,504.81            $1,548.15            $736,415.14
     Jul-2003           $736,415.14           $757,569.49           $620,730.73            $3,275.57            $869,978.33
     Aug-2003           $869,978.33              $0.00              $619,092.95              $0.00              $250,885.38
     Sep-2003           $250,885.38          $1,104,622.71          $619,092.95            $1,574.82            $734,840.32
     Oct-2003           $734,840.32           $752,656.13           $618,305.54            $3,334.47            $865,856.44
     Nov-2003           $865,856.44              $0.00              $616,638.30              $0.00              $249,218.14
     Dec-2003           $249,218.14          $1,102,260.48          $616,638.30            $1,601.94            $733,238.38
     Jan-2004           $733,238.38           $747,654.42           $615,837.33            $3,394.44            $861,661.03
     Feb-2004           $861,661.03              $0.00              $614,140.11              $0.00              $247,520.92
     Mar-2004           $247,520.92          $1,099,857.56          $614,140.11            $1,629.55            $731,608.82
     Apr-2004           $731,608.82           $742,562.76           $613,325.33            $3,455.50            $857,390.75
     May-2004           $857,390.75              $0.00              $611,597.58              $0.00              $245,793.17
     Jun-2004           $245,793.17          $1,097,413.24          $611,597.58            $1,657.61            $729,951.22

DAIWA/LEGG MASON                                               EXHIBIT X SUMMARY
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #1, 2 AND 3


                                                                         (-)
                                                 (+)                MONTHLY CASH             (-)
                                              QUARTERLY         FLOW ATTRIBUTABLE TO
        P&I                                    INTEREST            QUARTERLY PAY          QUARTERLY
      ADVANCE            BEGINNING            CASH FLOW          INTEREST DEPOSITS &       INTEREST               ENDING
       DATE               BALANCE             FROM LOANS          SERVICER/TRUSTEE          EXCESS                BALANCE
      -------            ---------            ----------        --------------------      ---------               -------

     Jul-2004           $729,951.22           $737,379.53           $610,768.78            $3,517.64            $853,044.33
     Aug-2004           $853,044.33              $0.00              $609,009.97              $0.00              $244,034.36
     Sep-2004           $244,034.36          $1,094,926.83          $609,009.97            $4,395.48            $725,555.74
     Oct-2004           $725,555.74           $732,103.09           $606,812.23            $3,580.89            $847,265.71
     Nov-2004           $847,265.71              $0.00              $605,021.79              $0.00              $242,243.92
     Dec-2004           $242,243.92          $1,088,333.60          $605,021.79            $4,471.19            $721,084.54
     Jan-2005           $721,084.54           $726,731.75           $602,786.19            $3,645.31            $841,384.79
     Feb-2005           $841,384.79              $0.00              $600,963.53              $0.00              $240,421.26
     Mar-2005           $240,421.26          $1,081,626.81          $600,963.53            $4,548.20            $716,536.34
     Apr-2005           $716,536.34           $721,263.81           $598,689.43            $3,710.87            $835,399.85
     May-2005           $835,399.85              $0.00              $596,834.01              $0.00              $238,565.84
     Jun-2005           $238,565.84          $1,074,804.50          $596,834.01            $4,626.55            $711,909.78
     Jul-2005           $711,909.78           $715,697.51           $594,520.73            $3,777.61            $829,308.95
     Aug-2005           $829,308.95              $0.00              $592,631.92              $0.00              $236,677.03
     Sep-2005           $236,677.03          $1,067,864.67          $592,631.92            $4,706.24            $707,203.54
     Oct-2005           $707,203.54           $710,031.10           $590,278.80            $3,845.57            $823,110.27
     Nov-2005           $823,110.27              $0.00              $588,356.02              $0.00              $234,754.25
     Dec-2005           $234,754.25          $1,060,805.30          $588,356.02            $4,787.31            $702,416.22
     Jan-2006           $702,416.22           $704,262.75           $585,962.36            $3,914.74            $816,801.87
     Feb-2006           $816,801.87              $0.00              $584,004.99              $0.00              $232,796.88
     Mar-2006           $232,796.88          $1,053,624.33          $584,004.99            $4,869.78            $697,546.44
     Apr-2006           $697,546.44           $698,390.65           $581,570.10            $3,985.15            $810,381.84
     May-2006           $810,381.84              $0.00              $579,577.53              $0.00              $230,804.31
     Jun-2006           $230,804.31          $1,046,319.68          $579,577.53            $4,953.66            $692,592.80
     Jul-2006           $692,592.80           $692,412.91           $577,100.71            $4,056.84            $803,848.16
     Aug-2006           $803,848.16              $0.00              $575,072.28              $0.00              $228,775.88
     Sep-2006           $228,775.88          $1,038,889.19          $575,072.28            $5,038.97            $687,553.82
     Oct-2006           $687,553.82           $686,327.63           $572,552.79            $4,129.83            $797,198.83
     Nov-2006           $797,198.83              $0.00              $570,487.87              $0.00              $226,710.96
     Dec-2006           $226,710.96          $1,031,330.72          $570,487.87            $5,125.77            $682,428.04
     Jan-2007           $682,428.04           $680,132.88           $567,924.98            $5,993.00            $788,642.94
     Feb-2007           $788,642.94              $0.00              $564,928.48              $0.00              $223,714.46
     Mar-2007           $223,714.46          $1,023,642.06          $564,928.48            $5,214.08            $677,213.96
     Apr-2007           $677,213.96           $671,143.40           $562,321.44            $6,100.08            $779,935.84
     May-2007           $779,935.84              $0.00              $559,271.41              $0.00              $220,664.43
     Jun-2007           $220,664.43          $1,015,820.96          $559,271.41            $5,303.90            $671,910.08
     Jul-2007           $671,910.08           $661,993.29           $556,619.47            $6,209.06            $771,074.84
     Aug-2007           $771,074.84              $0.00              $553,514.94              $0.00              $217,559.90

DAIWA/LEGG MASON                                               EXHIBIT X SUMMARY
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #1, 2 AND 3


                                                                         (-)
                                                 (+)                MONTHLY CASH             (-)
                                              QUARTERLY         FLOW ATTRIBUTABLE TO
        P&I                                    INTEREST            QUARTERLY PAY          QUARTERLY
      ADVANCE            BEGINNING            CASH FLOW          INTEREST DEPOSITS &       INTEREST               ENDING
       DATE               BALANCE             FROM LOANS          SERVICER/TRUSTEE          EXCESS                BALANCE
      -------            ---------            ----------        --------------------      ---------               -------

     Sep-2007           $217,559.90          $1,007,865.13          $553,514.94            $5,395.25            $666,514.84
     Oct-2007           $666,514.84           $652,679.70           $550,817.32            $6,320.02            $762,057.20
     Nov-2007           $762,057.20              $0.00              $547,657.31              $0.00              $214,399.89
     Dec-2007           $214,399.89           $999,772.27           $547,657.31            $5,488.17            $661,026.68
     Jan-2008           $661,026.68           $643,199.68           $544,913.23            $6,992.27            $752,320.86
     Feb-2008           $752,320.86              $0.00              $541,417.10              $0.00              $210,903.76
     Mar-2008           $210,903.76           $991,540.01           $541,417.10            $5,582.71            $655,443.96
     Apr-2008           $655,443.96           $632,711.28           $538,625.74            $7,118.22            $742,411.28
     May-2008           $742,411.28              $0.00              $535,066.63              $0.00              $207,344.65
     Jun-2008           $207,344.65           $983,165.95           $535,066.63            $5,678.87            $649,765.10
     Jul-2008           $649,765.10           $622,033.94           $532,227.20            $7,246.47            $732,325.37
     Aug-2008           $732,325.37              $0.00              $528,603.96              $0.00              $203,721.41
     Sep-2008           $203,721.41           $974,647.65           $528,603.96            $5,776.68            $643,988.42
     Oct-2008           $643,988.42           $611,164.25           $525,715.62            $7,377.02            $722,060.03
     Nov-2008           $722,060.03              $0.00              $522,027.12              $0.00              $200,032.91
     Dec-2008           $200,032.91           $965,982.62           $522,027.12            $5,876.19            $638,112.22
     Jan-2009           $638,112.22           $600,098.74           $519,089.02            $7,509.91            $711,612.03
     Feb-2009           $711,612.03              $0.00              $515,334.07              $0.00              $196,277.96
     Mar-2009           $196,277.96           $957,168.33           $515,334.07            $5,977.40            $632,134.82
     Apr-2009           $632,134.82           $588,833.87           $512,345.37            $7,645.23            $700,978.09
     May-2009           $700,978.09              $0.00              $508,522.75              $0.00              $192,455.34
     Jun-2009           $192,455.34           $948,202.22           $508,522.75            $6,080.37            $626,054.44
     Jul-2009           $626,054.44           $577,366.05           $505,482.56            $7,782.97            $690,154.96
     Aug-2009           $690,154.96              $0.00              $501,591.09              $0.00              $188,563.87
     Sep-2009           $188,563.87           $939,081.66           $501,591.09            $9,409.20            $616,645.24
     Oct-2009           $616,645.24           $565,691.60           $496,886.49            $7,923.19            $677,527.16
     Nov-2009           $677,527.16              $0.00              $492,924.89              $0.00              $184,602.27
     Dec-2009           $184,602.27           $924,967.88           $492,924.89            $9,571.28            $607,073.98
     Jan-2010           $607,073.98           $553,806.80           $488,139.26            $8,065.95            $664,675.57
     Feb-2010           $664,675.57              $0.00              $484,106.28              $0.00              $180,569.29
     Mar-2010           $180,569.29           $910,610.98           $484,106.28            $9,736.13            $597,337.86
     Apr-2010           $597,337.86           $541,707.85           $479,238.22            $8,211.32            $651,596.17
     May-2010           $651,596.17              $0.00              $475,132.55              $0.00              $176,463.62
     Jun-2010           $176,463.62           $896,006.78           $475,132.55            $9,903.83            $587,434.02
     Jul-2010           $587,434.02           $529,390.89           $470,180.63            $8,359.29            $638,284.99
     Aug-2010           $638,284.99              $0.00              $466,001.00              $0.00              $172,283.99
     Sep-2010           $172,283.99           $881,151.02           $466,001.00           $10,074.43            $577,359.58
     Oct-2010           $577,359.58           $516,851.96           $460,963.78            $8,509.91            $624,737.85

DAIWA/LEGG MASON                                               EXHIBIT X SUMMARY
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #1, 2 AND 3


                                                                         (-)
                                                 (+)                MONTHLY CASH             (-)
                                              QUARTERLY         FLOW ATTRIBUTABLE TO
        P&I                                    INTEREST            QUARTERLY PAY          QUARTERLY
      ADVANCE            BEGINNING            CASH FLOW          INTEREST DEPOSITS &       INTEREST               ENDING
       DATE               BALANCE             FROM LOANS          SERVICER/TRUSTEE          EXCESS                BALANCE
      -------            ---------            ----------        --------------------      ---------               -------

     Nov-2010           $624,737.85              $0.00              $456,708.82              $0.00              $168,029.03
     Dec-2010           $168,029.03           $866,039.38           $456,708.82           $10,247.97            $567,111.62
     Jan-2011           $567,111.62           $504,087.07           $451,584.84            $8,663.28            $610,950.57
     Feb-2011           $610,950.57              $0.00              $447,253.19              $0.00              $163,697.38
     Mar-2011           $163,697.38           $850,667.44           $447,253.19           $10,424.49            $556,687.14
     Apr-2011           $556,687.14           $491,092.13           $442,040.95            $8,819.43            $596,918.89
     May-2011           $596,918.89              $0.00              $437,631.23              $0.00              $159,287.66
     Jun-2011           $159,287.66           $835,030.71           $437,631.23           $10,604.04            $546,083.10
     Jul-2011           $546,083.10           $477,862.99           $432,329.21            $8,978.39            $582,638.49
     Aug-2011           $582,638.49              $0.00              $427,840.02              $0.00              $154,798.47
     Sep-2011           $154,798.47           $819,124.64           $427,840.02           $10,786.69            $535,296.40
     Oct-2011           $535,296.40           $464,395.42           $422,446.67            $9,140.21            $568,104.94
     Nov-2011           $568,104.94              $0.00              $417,876.57              $0.00              $150,228.37
     Dec-2011           $150,228.37           $802,944.59           $417,876.57           $10,972.49            $524,323.90
     Jan-2012           $524,323.90           $450,685.11           $412,390.32           $11,433.70            $551,184.99
     Feb-2012           $551,184.99              $0.00              $406,673.47              $0.00              $144,511.52
     Mar-2012           $144,511.52           $786,485.84           $406,673.47           $11,161.49            $513,162.40
     Apr-2012           $513,162.40           $433,534.57           $401,092.72           $11,638.85            $533,965.40
     May-2012           $533,965.40              $0.00              $395,273.30              $0.00              $138,692.10
     Jun-2012           $138,692.10           $769,743.59           $395,273.30           $11,353.75            $501,808.64
     Jul-2012           $501,808.64           $416,076.32           $389,596.42           $11,847.68            $516,440.86
     Aug-2012           $516,440.86              $0.00              $383,672.59              $0.00              $132,768.27
     Sep-2012           $132,768.27           $752,712.95           $383,672.59           $11,549.33            $490,259.30
     Oct-2012           $490,259.30           $398,304.82           $377,897.92           $12,060.25            $498,605.95
     Nov-2012           $498,605.95              $0.00              $371,867.80              $0.00              $126,738.15
     Dec-2012           $126,738.15           $735,388.96           $371,867.80           $11,748.27            $478,511.04
     Jan-2013           $478,511.04           $380,214.46           $365,993.67           $12,942.25            $479,789.58
     Feb-2013           $479,789.58              $0.00              $359,522.55              $0.00              $120,267.03
     Mar-2013           $120,267.03           $717,766.57           $359,522.55           $11,950.63            $466,560.42
     Apr-2013           $466,560.42           $360,801.10           $353,547.24           $13,175.63            $460,638.65
     May-2013           $460,638.65              $0.00              $346,959.43              $0.00              $113,679.22
     Jun-2013           $113,679.22           $699,840.62           $346,959.43           $12,156.47            $454,403.94
     Jul-2013           $454,403.94           $341,037.65           $340,881.19           $13,413.23            $441,147.17
     Aug-2013           $441,147.17              $0.00              $334,174.57              $0.00              $106,972.60
     Sep-2013           $106,972.60           $681,605.91           $334,174.57           $12,365.88            $442,038.06
     Oct-2013           $442,038.06           $320,917.79           $327,991.63           $13,655.13            $421,309.09
     Nov-2013           $421,309.09              $0.00              $321,164.06              $0.00              $100,145.03
     Dec-2013           $100,145.03           $663,057.10           $321,164.06           $12,578.89            $429,459.18

DAIWA/LEGG MASON                                               EXHIBIT X SUMMARY
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #1, 2 AND 3


                                                                         (-)
                                                 (+)                MONTHLY CASH             (-)
                                              QUARTERLY         FLOW ATTRIBUTABLE TO
        P&I                                    INTEREST            QUARTERLY PAY          QUARTERLY
      ADVANCE            BEGINNING            CASH FLOW          INTEREST DEPOSITS &       INTEREST               ENDING
       DATE               BALANCE             FROM LOANS          SERVICER/TRUSTEE          EXCESS                BALANCE
      -------            ---------            ----------        --------------------      ---------               -------

     Jan-2014           $429,459.18           $300,435.07           $314,874.62           $13,901.42            $401,118.21
     Feb-2014           $401,118.21              $0.00              $307,923.90              $0.00              $93,194.31
     Mar-2014            $93,194.31           $644,188.78           $307,923.90           $12,795.55            $416,663.64
     Apr-2014           $416,663.64           $279,582.95           $301,526.13           $14,152.16            $380,568.30
     May-2014           $380,568.30              $0.00              $294,450.06              $0.00              $86,118.24
     Jun-2014            $86,118.24           $624,995.46           $294,450.06           $13,015.96            $403,647.68
     Jul-2014           $403,647.68           $258,354.73           $287,942.08           $14,407.41            $359,652.92
     Aug-2014           $359,652.92              $0.00              $280,738.38              $0.00              $78,914.54
     Sep-2014            $78,914.54           $605,471.54           $280,738.38           $17,076.82            $386,570.88
     Oct-2014           $386,570.88           $236,743.63           $272,199.98           $14,667.29            $336,447.24
     Nov-2014           $336,447.24              $0.00              $264,866.34              $0.00              $71,580.90
     Dec-2014            $71,580.90           $579,856.32           $264,866.34           $17,370.96            $369,199.92
     Jan-2015           $369,199.92           $214,742.71           $256,180.86           $14,931.87            $312,829.90
     Feb-2015           $312,829.90              $0.00              $248,714.93              $0.00              $64,114.97
     Mar-2015            $64,114.97           $553,799.87           $248,714.93           $17,670.17            $351,529.74
     Apr-2015           $351,529.74           $192,344.93           $239,879.84           $15,201.22            $288,793.61
     May-2015           $288,793.61              $0.00              $232,279.24              $0.00              $56,514.37
     Jun-2015            $56,514.37           $527,294.60           $232,279.24           $17,974.55            $333,555.18
     Jul-2015           $333,555.18           $169,543.12           $223,291.96           $15,475.45            $264,330.89
     Aug-2015           $264,330.89              $0.00              $215,554.24              $0.00              $48,776.65
     Sep-2015            $48,776.65           $500,332.78           $215,554.24           $18,284.17            $315,271.02
     Oct-2015           $315,271.02           $146,329.96           $206,412.16           $15,754.61            $239,434.21
     Nov-2015           $239,434.21              $0.00              $198,534.86              $0.00              $40,899.35
     Dec-2015            $40,899.35           $472,906.54           $198,534.86           $18,599.11            $296,671.92
     Jan-2016           $296,671.92           $122,698.03           $189,235.31           $16,038.86            $214,095.78
     Feb-2016           $214,095.78              $0.00              $181,215.87              $0.00              $32,879.91
     Mar-2016            $32,879.91           $445,007.89           $181,215.87           $18,919.49            $277,752.44
     Apr-2016           $277,752.44            $98,639.75           $171,756.13           $16,328.24            $188,307.82
     May-2016           $188,307.82              $0.00              $163,592.02              $0.00              $24,715.80
     Jun-2016            $24,715.80           $416,628.68           $163,592.02           $19,245.38            $258,507.08
     Jul-2016           $258,507.08            $74,147.41           $153,969.34           $16,622.83            $162,062.32
     Aug-2016           $162,062.32              $0.00              $145,657.93              $0.00              $16,404.39
     Sep-2016            $16,404.39           $387,760.63           $145,657.93           $19,576.87            $238,930.22
     Oct-2016           $238,930.22            $49,213.16           $135,869.50           $16,922.77            $135,351.11
     Nov-2016           $135,351.11              $0.00              $127,408.11              $0.00               $7,943.00
     Dec-2016            $7,943.00            $358,395.34           $127,408.11           $19,914.09            $219,016.14
     Jan-2017           $219,016.14            $23,829.01           $117,451.07            $3,856.21            $121,537.87
     Feb-2017           $121,537.87              $0.00              $115,522.97              $0.00               $6,014.90

DAIWA/LEGG MASON                                               EXHIBIT X SUMMARY
QUARTERLY INTEREST EXCESS SCHEDULE
LOAN CONTROL #1, 2 AND 3


                                                                         (-)
                                                 (+)                MONTHLY CASH             (-)
                                              QUARTERLY         FLOW ATTRIBUTABLE TO
        P&I                                    INTEREST            QUARTERLY PAY          QUARTERLY
      ADVANCE            BEGINNING            CASH FLOW          INTEREST DEPOSITS &       INTEREST               ENDING
       DATE               BALANCE             FROM LOANS          SERVICER/TRUSTEE          EXCESS                BALANCE
      -------            ---------            ----------        --------------------      ---------               -------

     Mar-2017            $6,014.90            $328,524.23           $115,522.97           $20,257.10            $198,759.06
     Apr-2017           $198,759.06            $18,044.71           $105,394.43            $3,932.07            $107,477.27
     May-2017           $107,477.27              $0.00              $103,428.40              $0.00               $4,048.87
     Jun-2017            $4,048.87            $298,138.59           $103,428.40           $20,606.02            $178,153.04
     Jul-2017           $178,153.04            $12,146.61           $93,125.39             $4,009.42            $93,164.84
     Aug-2017            $93,164.84              $0.00              $91,120.68               $0.00               $2,044.16
     Sep-2017            $2,044.16            $267,229.55           $91,120.68            $20,960.95            $157,192.08
     Oct-2017           $157,192.08            $6,132.47            $80,640.20             $4,088.31            $78,596.04
     Nov-2017            $78,596.04              $0.00              $78,596.04               $0.00                 $0.00
     Dec-2017              $0.00              $235,788.11           $78,596.04            $21,322.01            $135,870.06
     Jan-2018           $135,870.06              $0.00              $67,935.03               $0.00              $67,935.03
     Feb-2018            $67,935.03              $0.00              $67,935.03               $0.00                 $0.00
     Mar-2018              $0.00              $203,805.09           $67,935.03            $21,689.28            $114,180.78
     Apr-2018           $114,180.78              $0.00              $57,090.39               $0.00              $57,090.39
     May-2018            $57,090.39              $0.00              $57,090.39               $0.00                 $0.00
     Jun-2018              $0.00              $171,271.16           $57,090.39            $22,062.89            $92,117.88
     Jul-2018            $92,117.88              $0.00              $46,058.94               $0.00              $46,058.94
     Aug-2018            $46,058.94              $0.00              $46,058.94               $0.00                 $0.00
     Sep-2018              $0.00              $138,176.84           $46,058.94            $22,442.92            $69,674.98
     Oct-2018            $69,674.98              $0.00              $34,837.49               $0.00              $34,837.49
     Nov-2018            $34,837.49              $0.00              $34,837.49               $0.00                 $0.00
     Dec-2018              $0.00              $104,512.46           $34,837.49            $22,829.49            $46,845.48
     Jan-2019            $46,845.48              $0.00              $23,422.74               $0.00              $23,422.74
     Feb-2019            $23,422.74              $0.00              $23,422.74               $0.00                 $0.00
     Mar-2019              $0.00               $70,268.22           $23,422.74            $23,222.74            $23,622.74
     Apr-2019            $23,622.74              $0.00              $11,811.37               $0.00              $11,811.37
     May-2019            $11,811.37              $0.00              $11,811.37               $0.00                 $0.00
     Jun-2019              $0.00               $35,434.12           $11,811.37            $23,622.69               $0.00
                                          -----------------------------------------------------------
                                           114,757,443.14       114,202,567.21          1,326,212.49
                                          -----------------------------------------------------------